                                                        ------------------------
                                                              OMB APPROVAL
                                                        ------------------------
                                                          OMB Number: 3235-0570

                                                         Expires: Nov. 30, 2005

                                                        Estimated average burden
                                                         hours per response: 5.0
                                                        ------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-7452
                                   --------


                          AIM Variable Insurance Funds
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               ---------------------------------------------------
              (Address of principal executive offices)   (Zip code)


      Robert H. Graham   11 Greenway Plaza, Suite 100 Houston, Texas 77046
      --------------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (713)626-1919
                                                           -------------
Date of fiscal year end: 12/31
                         -----

Date of reporting period: 6/30/04
                          -------

Item 1.  Reports to Stockholders.

                                                 AIM V.I. AGGRESSIVE GROWTH FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                                AIM V.I. AGGRESSIVE GROWTH FUND seeks to provide
                                                    long-term growth of capital.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

========================================
THIS REPORT MUST BE ACCOMPANIED OR
PRECEDED BY THE CURRENTLY EFFECTIVE FUND
PROSPECTUS AND PRODUCT PROSPECTUS, WHICH
CONTAIN MORE COMPLETE INFORMATION,
INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
========================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                          AIM V.I. AGGRESSIVE GROWTH FUND

CAREFUL STOCK SELECTION HELPED
FUND PERFORMANCE

For the six-month reporting period ended    manufacturing increasing in most              and April. For the reporting period, the
June 30, 2004, AIM V.I. Aggressive          districts and retail sales remaining          strongest-performing sectors were
Growth Fund Series I shares returned        even or rising in most areas.                 energy, industrials and consumer
5.48%, excluding product issuer charges.    Residential real estate markets remained      staples; the weakest-performing sectors
(Had the effects of product issuer          strong, and in a few areas, commercial        were information technology, materials
charges been included, the return would     real estate markets stabilized or even        and consumer discretionary.
have been lower.) For the same period,      strengthened, the Fed reported.
the fund's broad market index, the S&P                                                    YOUR FUND
500 Index, returned 3.44%. The fund            Gross domestic product, the broadest
outperformed the S&P 500 Index because      measure of economic activity, expanded        Given recent mixed signals about the
of careful stock selection. Performance     at an annualized rate of 4.5% in the          direction of the economy, it was stock
for Series II shares and the fund's         first quarter of 2004 and 3.0% during         selection that accounted for the fund
benchmark indexes is shown in the table     the second quarter. What had been a           outperforming its broad market index.
below.                                      "jobless recovery" produced more than         Positive corporate earnings news was
                                            1.2 million new jobs from January             offset by concerns about the war in
MARKET CONDITIONS                           through June, according to the U.S.           Iraq, interest rate and inflation
                                            Department of Labor. An improved job          trends, and the outcome of the
As the reporting period closed, the U.S.    market likely contributed to rising           presidential campaign. Specifically, our
Federal Reserve (the Fed) voted to hike     consumer confidence, which reached a          holdings in the information technology
the federal funds target rate by 25         two-year high in June, according to the       and industrials sectors aided fund
basis points (0.25%)--its first rate        Conference Board.                             performance. Additionally, our
increase in four years and a move much                                                    overweight position in industrials
anticipated by markets. In its                 According to Bloomberg, more than 85%      stocks relative to the Russell Midcap
announcement, the Fed said that despite     of S&P 500 Index firms reporting              Growth Index helped fund performance.
the hike, "the stance of monetary policy    first-quarter 2004 earnings met or
remains accommodative" and that "with       exceeded expectations. But strong                During the course of the reporting
underlying inflation still expected to      corporate earnings did not necessarily        period, we increased the fund's
be relatively low, the [Fed] Board          cause stock prices to rise, even in           weightings in stocks in the information
believes that policy accommodation can      sectors such as materials and                 technology and industrials sectors. We
be removed at a pace that is likely to      information technology in which average       did so because our research showed many
be measured."                               earnings growth was strongest. The S&P        such companies could potentially benefit
                                            500 Index advanced only slightly for the      from improving economic conditions, and
   In its mid-June Beige Book report,       reporting period, growing by single           because many companies within both
the Fed said that economic activity in      digits in January, February, May and          sectors continued to show attractive
April and May continued to expand           June, but declining by single digits in       earnings momentum.
nationwide, with                            March
                                                                                             Our stock selection within the
                                                                                          consumer discretionary sector hindered
                                                                                          fund performance. Specifically, the
                                                                                          fund's underweight position in the
                                                                                          hotels, restaurants and leisure
                                                                                          industry, which performed well as
                                                                                          business

====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                     TOP 10 INDUSTRIES*                            FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Alliance Data Systems Corp.      2.8%    1. Data Processing &                         Total returns 12/31/03-6/30/04,
 2. Robert Half International Inc.   2.4        Outsourced Services              7.6%     excluding product issuer charges. If
 3. Investors Financial Services             2. Diversified Commercial                    product issuer charges were included,
    Corp.                            2.4        Services                         6.6      returns would be lower.
 4. Staples, Inc.                    1.9     3. Specialty Stores                 6.4
 5. Danaher Corp.                    1.8     4. Asset Management &                        Series I Shares                     5.48%
 6. CDW Corp.                        1.8        Custody Banks                    5.1      Series II Shares                    5.40
 7. Microchip Technology Inc.        1.7     5. Communications Equipment         4.7      S&P 500 Index (Broad Market Index)  3.44
 8. SunGard Data Systems Inc.        1.7     6. Semiconductors                   3.7      Russell Midcap Growth Index
 9. Fiserv, Inc.                     1.7     7. Industrial Machinery             3.3      (Style-specific Index)              5.94
10. Textron Inc.                     1.6     8. Health Care Equipment            3.2      Lipper Mid-Cap Growth Fund Index
                                             9. Application Software             3.1      (Peer Group Index)                  5.28
                                            10. Pharmaceuticals                  2.8
                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS*            113
                                                                                          TOTAL NET ASSETS          $160.3 MILLION
====================================================================================================================================


*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                     AIM V.I. AGGRESSIVE GROWTH FUND

and leisure travel increased, detracted     ========================================      more established companies, including
from fund performance. Also, the fund's            PORTFOLIO MANAGEMENT TEAM              business risk, significant stock price
overweight position in the media                         AS OF 6/30/04                    fluctuations and illiquidity.
industry held back fund performance.                     KARL F. FARMER
Media stocks as a group lagged as an              JAY K. RUSHIN, LEAD MANAGER                International investing presents
expected advertising revenue recovery        ASSISTED BY THE AGGRESSIVE GROWTH TEAM       certain risks not associated with
failed to materialize, and as an            ========================================      investing solely in the United States.
increasing share of advertising dollars                                                   These include risks relating to
was diverted from traditional media to      AVERAGE ANNUAL TOTAL RETURNS                  fluctuations in the value of the U.S.
the Internet.                               ----------------------------------------      dollar relative to the values of other
                                            As of 6/30/04                                 currencies, the custody arrangements
   As a reminder, we do not base                                                          made for the fund's foreign holdings,
investment decisions on the performance     SERIES I SHARES                               differences in accounting, political
of individual sectors. Rather, our stock    Inception (5/1/98)            1.90%           risks and the lesser degree of public
selection process is based on an             5 Years                      0.98            information required to be provided by
analysis of individual companies, with       1 Year                      22.88            non-U.S. companies. The fund may invest
the fund's sector weightings merely a                                                     up to 25% of its assets in the
byproduct of such analysis.                 SERIES II SHARES                              securities of non-U.S. issuers.
                                            Inception                     1.67%
   Individual stocks helping fund            5 Years                      0.75            ABOUT INDEXES USED IN THIS REPORT
performance included Alliance Data           1 Year                      22.74
Systems and Robert Half International.                                                    The unmanaged Lipper Mid-Cap Growth Fund
Alliance Data Systems provides              PERFORMANCE INFORMATION                       Index represents an average of the
transaction, credit and marketing                                                         performance of the 30 largest
services to large consumer-based            Returns since the inception date of           mid-capitalization growth funds tracked
businesses. The company continued to        Series II shares are historical. All          by Lipper, Inc., an independent mutual
beat earnings estimates and continued to    other returns are the blended returns of      fund performance monitor.
raise earnings guidance during the          the historical performance of the fund's
reporting period. Robert Half               Series II shares since their inception           The unmanaged Russell
International, the world's largest          and the restated historical performance       Midcap--Registered Trademark-- Growth
specialized staffing firm, benefited        of the fund's Series I shares (for            Index is a subset of the Russell Midcap
from improving employment numbers, as       periods prior to inception of the Series      Index, which represents the performance
well as earnings momentum.                  II shares) adjusted to reflect the            of the stocks of domestic
                                            higher Rule 12b-1 fees applicable to the      mid-capitalization companies; the Growth
   Individual stocks hindering fund         Series II shares. The inception date of       subset measures the performance of
performance included Taro                   the fund's Series I shares is 5/1/98.         Russell Midcap companies with higher
Pharmaceuticals and Foundry Networks.       The inception date of the fund's Series       price/book ratios and higher forecasted
Taro develops, manufactures and markets     II shares is 3/26/02. The Series I and        growth values.
prescription and over-the-counter           Series II shares invest in the same
pharmaceutical products. While its          portfolio of securities and will have            The unmanaged Standard & Poor's
earnings disappointed due to                substantially similar performance,            Composite Index of 500 Stocks (the S&P
higher-than-expected costs of launching     except to the extent that expenses borne      500--Registered Trademark-- Index) is an
a new drug, we continued to hold the        by each class differ.                         index of common stocks frequently used
stock at the close of the reporting                                                       as a general measure of U.S. stock
period because the company's                   The performance data quoted represent      market performance.
fundamentals remained positive. Foundry     past performance and cannot guarantee
Networks designs, develops, manufactures    comparable future results; current               The fund is not managed to track the
and markets high-performance computer       performance may be lower or higher.           performance of any particular index,
network equipment. During the reporting     Please see your financial advisor for         including the indexes defined here, and
period, the company lowered earnings        the most recent month-end performance.        consequently, the performance of the
guidance, which hurt the stock's            Performance figures reflect fund              fund may deviate significantly from the
performance. We sold our holdings in        expenses, reinvested distributions and        performance of the indexes.
Foundry Networks before the close of the    changes in net asset value. Investment
reporting period.                           return and principal value will                  A direct investment cannot be made in
                                            fluctuate so that you may have a gain or      an index. Unless otherwise indicated,
IN CLOSING                                  loss when you sell shares.                    index results include reinvested
                                                                                          dividends, and they do not reflect sales
We appreciate your continued investment        AIM V.I. Aggressive Growth Fund, a         charges. Performance of an index of
in AIM V.I. Aggressive Growth Fund.         series portfolio of AIM Variable              funds reflects fund expenses;
                                            Insurance Funds, is offered through           performance of a market index does not.
                                            insurance company separate accounts to
                                            fund variable annuity contracts and           OTHER INFORMATION
                                            variable life insurance policies, and
                                            through certain pension or retirement         The returns shown in the Management's
                                            plans. Performance figures given              Discussion of Fund Performance are based
                                            represent the fund and are not intended       on net asset values calculated for
                                            to reflect actual variable product            shareholder transactions. Generally
                                            values. They do not reflect sales             accepted accounting principles require
                                            charges, expenses and fees at the             adjustments to be made to the net assets
                                            separate account level. Sales charges,        of the fund at period end for financial
                                            expenses and fees, which are determined       reporting purposes, and as such, the net
                                            by the product issuers, will vary and         asset value for shareholder transactions
                                            will lower the total return.                  and the returns based on those net asset
                                                                                          values may differ from the net asset
                                            PRINCIPAL RISKS OF INVESTING IN THE FUND      values and returns reported in the
                                                                                          Financial Highlights. Additionally, the
                                            Investing in small and mid-size               returns and net asset values shown
                                            companies involves risks not associated       throughout this report are at the fund
                                            with investing in                             level only and do not include variable
                                                                                          product issuer charges. If such charges
                                                                                          were included, the total returns would
                                                                                          be lower.

                                                                                             Industry classifications used in this
                                                                                          report are generally according to the
                                                                                          Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.

                                                                                             Bloomberg, Inc. is a well-known
                                                                                          independent financial research and
                                                                                          reporting firm.

                                                                                             The Conference Board is a
                                                                                          not-for-profit organization that
                                                                                          conducts research and publishes
                                                                                          information and analysis to help
                                                                                          businesses strengthen their performance.

                                                                                          A description of the policies and
                                                                                          procedures that the Fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, by calling
                                                                                          800-959-4246, or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                                                        VIAGRO-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS-95.03%

ADVERTISING-2.29%

Lamar Advertising Co.(a)                          35,300   $  1,530,255
-----------------------------------------------------------------------
Omnicom Group Inc.                                28,200      2,140,098
=======================================================================
                                                              3,670,353
=======================================================================

AEROSPACE & DEFENSE-0.90%

Engineered Support Systems, Inc.                  24,700      1,445,197
=======================================================================

AIR FREIGHT & LOGISTICS-1.01%

Robinson (C.H.) Worldwide, Inc.                   35,300      1,618,152
=======================================================================

APPAREL RETAIL-2.45%

Aeropostale, Inc.(a)                              42,350      1,139,638
-----------------------------------------------------------------------
Foot Locker, Inc.                                 35,300        859,202
-----------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    34,100        899,899
-----------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            52,850      1,034,274
=======================================================================
                                                              3,933,013
=======================================================================

APPLICATION SOFTWARE-3.10%

Citrix Systems, Inc.(a)                           52,900      1,077,044
-----------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                          38,800      1,403,008
-----------------------------------------------------------------------
Fair Issac Corp.                                  40,500      1,351,890
-----------------------------------------------------------------------
Siebel Systems, Inc.(a)                          105,800      1,129,944
=======================================================================
                                                              4,961,886
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-5.13%

Affiliated Managers Group, Inc.(a)                20,450      1,030,067
-----------------------------------------------------------------------
Investors Financial Services Corp.                88,200      3,843,756
-----------------------------------------------------------------------
Legg Mason, Inc.                                  21,200      1,929,412
-----------------------------------------------------------------------
T. Rowe Price Group Inc.                          28,200      1,421,280
=======================================================================
                                                              8,224,515
=======================================================================

AUTO PARTS & EQUIPMENT-0.66%

Gentex Corp.                                      16,700        662,656
-----------------------------------------------------------------------
Lear Corp.                                         6,700        395,233
=======================================================================
                                                              1,057,889
=======================================================================

BIOTECHNOLOGY-2.06%

Amylin Pharmaceuticals, Inc.(a)                   35,300        804,840
-----------------------------------------------------------------------
ICOS Corp.(a)                                     21,100        629,624
-----------------------------------------------------------------------
Invitrogen Corp.(a)                               10,600        763,094
-----------------------------------------------------------------------
NPS Pharmaceuticals, Inc.(a)                      52,500      1,102,500
=======================================================================
                                                              3,300,058
=======================================================================

BROADCASTING & CABLE TV-2.39%

Citadel Broadcasting Co.(a)                       70,500      1,027,185
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE

-----------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Entercom Communications Corp.(a)                  23,800   $    887,740
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          59,895      1,912,447
=======================================================================
                                                              3,827,372
=======================================================================

COMMUNICATIONS EQUIPMENT-4.73%

Avaya Inc.(a)                                     70,500      1,113,195
-----------------------------------------------------------------------
Avocent Corp.(a)                                  24,700        907,478
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                     105,800      2,109,652
-----------------------------------------------------------------------
Plantronics, Inc.(a)                              37,300      1,570,330
-----------------------------------------------------------------------
Polycom, Inc.(a)                                  42,300        947,943
-----------------------------------------------------------------------
Tekelec(a)                                        51,000        926,670
=======================================================================
                                                              7,575,268
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.89%

Best Buy Co., Inc.                                28,200      1,430,868
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.60%

Electronics for Imaging, Inc.(a)                  34,100        963,666
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.39%

Deere & Co.                                       17,300      1,213,422
-----------------------------------------------------------------------
Joy Global Inc.                                   34,100      1,020,954
=======================================================================
                                                              2,234,376
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-7.62%

Alliance Data Systems Corp.(a)                   105,800      4,470,050
-----------------------------------------------------------------------
Euronet Worldwide, Inc.(a)                        35,300        816,489
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   70,685      2,748,940
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             16,800        810,768
-----------------------------------------------------------------------
Paychex, Inc.                                     17,900        606,452
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     106,400      2,766,400
=======================================================================
                                                             12,219,099
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.57%

Apollo Group, Inc.-Class A(a)                     12,375      1,092,589
-----------------------------------------------------------------------
Career Education Corp.(a)                         19,100        870,196
-----------------------------------------------------------------------
Cintas Corp.                                      52,900      2,521,743
-----------------------------------------------------------------------
Corinthian Colleges, Inc.(a)                      61,600      1,523,984
-----------------------------------------------------------------------
Corporate Executive Board Co. (The)               35,300      2,039,987
-----------------------------------------------------------------------
CoStar Group Inc.(a)                              27,300      1,253,889
-----------------------------------------------------------------------
University of Phoenix Online(a)                   14,100      1,235,019
=======================================================================
                                                             10,537,407
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-1.48%

Cooper Industries, Ltd.-Class A (Bermuda)          8,800   $    522,808
-----------------------------------------------------------------------
Rockwell Automation, Inc.                         49,400      1,852,994
=======================================================================
                                                              2,375,802
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.92%

Agilent Technologies, Inc.(a)                     52,900      1,548,912
-----------------------------------------------------------------------
Littelfuse, Inc.(a)                               14,100        597,981
-----------------------------------------------------------------------
Tektronix, Inc.                                   27,300        928,746
=======================================================================
                                                              3,075,639
=======================================================================

EMPLOYMENT SERVICES-2.42%

Robert Half International Inc.                   130,500      3,884,985
=======================================================================

GENERAL MERCHANDISE STORES-0.84%

Family Dollar Stores, Inc.                        44,100      1,341,522
=======================================================================

HEALTH CARE DISTRIBUTORS-1.41%

Henry Schein, Inc.(a)                             11,900        751,366
-----------------------------------------------------------------------
Omnicare, Inc.                                    35,300      1,511,193
=======================================================================
                                                              2,262,559
=======================================================================

HEALTH CARE EQUIPMENT-3.16%

Hospira, Inc.(a)                                  24,700        681,720
-----------------------------------------------------------------------
ResMed Inc.(a)                                    23,900      1,217,944
-----------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         10,300        779,195
-----------------------------------------------------------------------
Waters Corp.(a)                                   17,500        836,150
-----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          17,600      1,552,320
=======================================================================
                                                              5,067,329
=======================================================================

HEALTH CARE FACILITIES-1.29%

Health Management Associates, Inc.-Class A        35,300        791,426
-----------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          34,300      1,276,989
=======================================================================
                                                              2,068,415
=======================================================================

HEALTH CARE SERVICES-2.37%

Caremark Rx, Inc.(a)                              74,000      2,437,560
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   22,800        702,924
-----------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                   17,700        663,750
=======================================================================
                                                              3,804,234
=======================================================================

HEALTH CARE SUPPLIES-1.52%

Fisher Scientific International Inc.(a)           42,300      2,442,825
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.52%

Royal Caribbean Cruises Ltd. (Liberia)            19,200        833,472
=======================================================================

INDUSTRIAL CONGLOMERATES-1.64%

Textron Inc.                                      44,300      2,629,205
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


INDUSTRIAL MACHINERY-3.25%

Danaher Corp.                                     56,400   $  2,924,340
-----------------------------------------------------------------------
Eaton Corp.                                       35,300      2,285,322
=======================================================================
                                                              5,209,662
=======================================================================

INTERNET SOFTWARE & SERVICES-0.38%

United Online, Inc.(a)                            34,500        607,545
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.00%

Ameritrade Holding Corp.(a)                       67,500        766,125
-----------------------------------------------------------------------
Edwards (A.G.), Inc.                              17,200        585,316
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     24,700      1,858,675
=======================================================================
                                                              3,210,116
=======================================================================

IT CONSULTING & OTHER SERVICES-1.53%

Acxiom Corp.                                      40,900      1,015,547
-----------------------------------------------------------------------
CACI International Inc.-Class A(a)                35,300      1,427,532
=======================================================================
                                                              2,443,079
=======================================================================

LEISURE PRODUCTS-0.52%

Brunswick Corp.                                   20,400        832,320
=======================================================================

MANAGED HEALTH CARE-0.58%

Health Net Inc.(a)                                35,300        935,450
=======================================================================

OIL & GAS DRILLING-0.89%

Pride International, Inc.(a)                      83,700      1,432,107
=======================================================================

PHARMACEUTICALS-2.78%

Barr Pharmaceuticals Inc.(a)                      39,000      1,314,300
-----------------------------------------------------------------------
Impax Laboratories, Inc.(a)                       44,000        852,720
-----------------------------------------------------------------------
IVAX Corp.(a)                                     44,100      1,057,959
-----------------------------------------------------------------------
Taro Pharmaceautical Industries Ltd.
  (Israel)(a)                                     28,200      1,226,700
=======================================================================
                                                              4,451,679
=======================================================================

PUBLISHING-1.04%

Belo Corp.-Class A                                30,000        805,500
-----------------------------------------------------------------------
Getty Images, Inc.(a)                             14,400        864,000
=======================================================================
                                                              1,669,500
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.40%

CB Richard Ellis Group, Inc.-Class A(a)           33,400        637,940
=======================================================================

RESTAURANTS-0.68%

CBRL Group, Inc.                                  35,300      1,089,005
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.49%

MEMC Electronic Materials, Inc.(a)                73,000        721,240
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                         52,900      1,663,176
=======================================================================
                                                              2,384,416
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

SEMICONDUCTORS-3.73%

AMIS Holdings, Inc.(a)                            71,200   $  1,204,704
-----------------------------------------------------------------------
Intersil Corp.-Class A                            52,900      1,145,814
-----------------------------------------------------------------------
Linear Technology Corp.                           21,400        844,658
-----------------------------------------------------------------------
Microchip Technology Inc.                         88,200      2,781,828
=======================================================================
                                                              5,977,004
=======================================================================

SPECIALIZED FINANCE-0.50%

Moody's Corp.                                     12,300        795,318
=======================================================================

SPECIALTY CHEMICALS-0.44%

Valspar Corp. (The)                               14,100        711,204
=======================================================================

SPECIALTY STORES-6.37%

Pep Boys (The)-Manny, Moe & Jack                  19,400        491,790
-----------------------------------------------------------------------
PETCO Animal Supplies, Inc.(a)                    23,800        766,598
-----------------------------------------------------------------------
Staples, Inc.                                    106,500      3,121,515
-----------------------------------------------------------------------
Tiffany & Co.                                     35,300      1,300,805
-----------------------------------------------------------------------
Tractor Supply Co.(a)                             52,900      2,212,278
-----------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          70,500      2,323,680
=======================================================================
                                                             10,216,666
=======================================================================

SYSTEMS SOFTWARE-2.51%

Adobe Systems Inc.                                10,500        488,250
-----------------------------------------------------------------------
BMC Software, Inc.(a)                             70,500      1,304,250
-----------------------------------------------------------------------
McAfee Inc.(a)                                    42,300        766,899
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

SYSTEMS SOFTWARE-(CONTINUED)

VERITAS Software Corp.(a)                         52,900   $  1,465,330
=======================================================================
                                                              4,024,729
=======================================================================

TECHNOLOGY DISTRIBUTORS-1.82%

CDW Corp.                                         45,800      2,920,208
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.46%

New York Community Bancorp, Inc.                  37,313        732,454
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-1.90%

Fastenal Co.                                      28,200      1,602,606
-----------------------------------------------------------------------
MSC Industrial Direct Co., Inc.-Class A           44,100      1,448,244
=======================================================================
                                                              3,050,850
=======================================================================

TRUCKING-1.40%

Sirva Inc.(a)                                     97,200      2,235,600
=======================================================================
    Total Common Stocks (Cost $129,029,186)                 152,351,958
=======================================================================

MONEY MARKET FUNDS-4.66%

Liquid Assets Portfolio-Institutional
  Class(b)                                     3,733,252      3,733,252
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)    3,733,252      3,733,252
=======================================================================
    Total Money Market Funds (Cost
      $7,466,504)                                             7,466,504
=======================================================================
TOTAL INVESTMENTS-99.69% (Cost $136,495,690)                159,818,462
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.31%                             492,324
=======================================================================
NET ASSETS-100.00%                                         $160,310,786
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $129,029,186)                                  $152,351,958
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $7,466,504)                                 7,466,504
=============================================================
    Total investments (cost $136,495,690)         159,818,462
=============================================================
Receivables for:
  Investments sold                                  1,134,421
-------------------------------------------------------------
  Fund shares sold                                     52,697
-------------------------------------------------------------
  Dividends                                            53,053
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     31,592
-------------------------------------------------------------
Other assets                                            2,212
=============================================================
    Total assets                                  161,092,437
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               313,834
-------------------------------------------------------------
  Fund shares reacquired                              330,885
-------------------------------------------------------------
  Deferred compensation and retirement plans           33,760
-------------------------------------------------------------
Accrued administrative services fees                   87,323
-------------------------------------------------------------
Accrued distribution fees -- Series II                  2,233
-------------------------------------------------------------
Accrued transfer agent fees                               833
-------------------------------------------------------------
Accrued operating expenses                             12,783
=============================================================
    Total liabilities                                 781,651
=============================================================
Net assets applicable to shares outstanding      $160,310,786
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $188,288,480
-------------------------------------------------------------
  Undistributed net investment income (loss)         (577,735)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities                         (50,722,731)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                     23,322,772
=============================================================
                                                 $160,310,786
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $156,344,593
_____________________________________________________________
=============================================================
Series II                                        $  3,966,193
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           13,990,899
_____________________________________________________________
=============================================================
Series II                                             356,760
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      11.17
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      11.12
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends                                        $   297,562
------------------------------------------------------------
Dividends from affiliated money market funds          33,110
============================================================
    Total investment income                          330,672
============================================================

EXPENSES:

Advisory fees                                        606,377
------------------------------------------------------------
Administrative services fees                         206,423
------------------------------------------------------------
Custodian fees                                        18,253
------------------------------------------------------------
Distribution fees -- Series II                         4,169
------------------------------------------------------------
Transfer agent fees                                    6,683
------------------------------------------------------------
Trustees' fees                                         5,833
------------------------------------------------------------
Other                                                 30,612
============================================================
    Total expenses                                   878,350
============================================================
Less: Fees waived and expense offset
  arrangements                                          (644)
============================================================
    Net expenses                                     877,706
============================================================
Net investment income (loss)                        (547,034)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities      17,162,690
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities         (8,454,299)
============================================================
Net gain from investment securities                8,708,391
============================================================
Net increase in net assets resulting from
  operations                                     $ 8,161,357
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (547,034)   $   (995,639)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  17,162,690       1,240,818
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (8,454,299)     29,212,917
==========================================================================================
    Net increase in net assets resulting from operations         8,161,357      29,458,096
==========================================================================================
Share transactions-net:
  Series I                                                       4,021,289      11,603,390
------------------------------------------------------------------------------------------
  Series II                                                        944,073       2,075,980
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                                4,965,362      13,679,370
==========================================================================================
    Net increase in net assets                                  13,126,719      43,137,466
==========================================================================================
Net assets:
  Beginning of period                                          147,184,067     104,046,601
------------------------------------------------------------------------------------------
  End of period (including undistributed net investment
    income (loss) of $(577,735) and $(30,701) for 2004 and
    2003 respectively)                                        $160,310,786    $147,184,067
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may

                        AIM V.I. AGGRESSIVE GROWTH FUND
be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $633.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $206,423 for such services, of which AIM retained $24,863 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $4,880 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $4,169.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                     UNREALIZED
                 MARKET VALUE      PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               12/31/03         AT COST        FROM SALES      (DEPRECIATION)      06/30/04       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,318,243      $21,363,434     $(19,948,425)       $    --         $3,733,252     $16,964       $    --
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            2,318,243       21,363,434      (19,948,425)            --          3,733,252      16,146            --
============================================================================================================================
    Total         $4,636,486      $42,726,868     $(39,896,850)       $    --         $7,466,504     $33,110       $    --
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2004, the Fund received credits in custodian fees of $11 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $11.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,257 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
                        AIM V.I. AGGRESSIVE GROWTH FUND

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2006                                                $   354,222
-----------------------------------------------------------------------------
December 31, 2007                                                     44,406
-----------------------------------------------------------------------------
December 31, 2008                                                  1,780,366
-----------------------------------------------------------------------------
December 31, 2009                                                 35,123,543
-----------------------------------------------------------------------------
December 31, 2010                                                 29,039,053
-----------------------------------------------------------------------------
December 31, 2011                                                    129,140
=============================================================================
    Total capital loss carryforward                              $66,470,730
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8 INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $111,890,135 and $110,787,318, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $25,304,813
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (3,030,224)
===========================================================================
Net unrealized appreciation of investment securities            $22,274,589
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $137,543,873.

NOTE 9--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2004               DECEMBER 31, 2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,632,342    $ 17,940,494     4,612,939    $ 41,545,198
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      100,218       1,085,664       322,541       3,093,273
======================================================================================================================
Reacquired:
  Series I                                                    (1,275,284)    (13,919,205)   (3,370,121)    (29,941,808)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (13,046)       (141,591)     (105,190)     (1,017,293)
======================================================================================================================
                                                                 444,230    $  4,965,362     1,460,169    $ 13,679,370
______________________________________________________________________________________________________________________
======================================================================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                SERIES I
                                          ------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                                YEAR ENDED DECEMBER 31,
                                           JUNE 30,        -------------------------------------------------------------------
                                             2004            2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  10.59        $   8.36       $  10.81       $  14.62       $  14.25       $  9.85
==============================================================================================================================
Income from investment operations:
  Net investment income (loss)                (0.04)(a)       (0.08)(a)      (0.08)         (0.10)(a)      (0.10)(a)     (0.04)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.62            2.31          (2.37)         (3.71)          0.47          4.44
==============================================================================================================================
  Total from investment operations             0.58            2.23          (2.45)         (3.81)          0.37          4.40
==============================================================================================================================
Net asset value, end of period             $  11.17        $  10.59       $   8.36       $  10.81       $  14.62       $ 14.25
==============================================================================================================================
Total return(b)                                5.48%          26.67%        (22.66)%       (26.06)%         2.60%        44.67%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $156,345        $144,341       $103,611       $121,889       $103,181       $17,326
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets        1.15%(c)        1.15%          1.16%          1.21%          1.16%(d)      1.19%(d)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (0.71)%(c)      (0.83)%        (0.87)%        (0.88)%        (0.59)%       (0.41)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(e)                       75%             90%            85%            90%            65%           89%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $149,753,351.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.26% and 2.42% for the years ended December 31, 2000 and 1999, respectively.
(e)  Not annualized for periods less than one year.

                                                                                  SERIES II
                                                              --------------------------------------------------
                                                                                                  MARCH 26, 2002
                                                              SIX MONTHS                           (DATE SALES
                                                                ENDED           YEAR ENDED        COMMENCED) TO
                                                               JUNE 30,        DECEMBER 31,        DECEMBER 31,
                                                                 2004              2003                2002
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.55            $ 8.35             $ 10.70
================================================================================================================
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)         (0.10)(a)           (0.10)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.62              2.30               (2.25)
================================================================================================================
    Total from investment operations                              0.57              2.20               (2.35)
================================================================================================================
Net asset value, end of period                                  $11.12            $10.55             $  8.35
================================================================================================================
Total return(b)                                                   5.40%            26.35%             (21.96)%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $3,966            $2,843             $   436
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets                           1.40%(c)          1.40%               1.32%(d)(e)
________________________________________________________________________________________________________________
================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.96)%(c)        (1.08)%             (1.03)%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate(f)                                          75%               90%                 85%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $3,353,417.
(d)  Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.41% for the period ended December 31, 2002.
(f)  Not annualized for periods less than one year.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These

                        AIM V.I. AGGRESSIVE GROWTH FUND
regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of

                        AIM V.I. AGGRESSIVE GROWTH FUND
various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                        AIM V.I. AGGRESSIVE GROWTH FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Aggressive Growth Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  485,251,764      20,583,220
      Frank S. Bayley..............................  485,193,740      20,641,244
      James T. Bunch...............................  485,846,832      19,958,152
      Bruce L. Crockett............................  485,356,560      20,478,424
      Albert R. Dowden.............................  485,381,238      20,453,746
      Edward K. Dunn, Jr. .........................  484,642,618      21,192,366
      Jack M. Fields...............................  485,417,523      20,417,461
      Carl Frischling..............................  484,781,819      21,053,165
      Robert H. Graham.............................  485,247,575      20,587,409
      Gerald J. Lewis..............................  484,388,317      21,446,667
      Prema Mathai-Davis...........................  484,212,736      21,622,248
      Lewis F. Pennock.............................  485,257,174      20,577,810
      Ruth H. Quigley..............................  483,391,857      22,443,127
      Louis S. Sklar...............................  484,592,297      21,242,687
      Larry Soll, Ph.D.............................  484,654,198      21,180,786
      Mark H. Williamson...........................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                        AIM V.I. AGGRESSIVE GROWTH FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                  Vice President                                Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                    Vice President                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                          AIM V.I. BALANCED FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                         AIM V.I. BALANCED FUND seeks to achieve as high a total
                    return as possible, consistent with preservation of capital.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                   AIM V.I. BALANCED FUND

INDUSTRIALS, HEALTH CARE, ENERGY
SECTORS BOOSTED FUND PERFORMANCE

Series I shares of AIM V.I. Balanced        rate increase in four years. The Fed's        helped fuel positive performance in the
Fund returned 3.60% for the six-month       decision came amid signs that the             fund's equity portfolio. Industrials
reporting period ended June 30, 2004,       economy was strengthening and inflation       outperformed the broader market on news
excluding product issuer charges. (Had      had risen in recent months. Gross             of strong GDP growth in the United
the effects of product issuer charges       domestic product (GDP), the broadest          States along with growing factory orders
been included, the return would have        measure of economic activity, expanded        and payrolls. While index returns in the
been lower.) Performance for Series II      at an annualized rate of 4.5% in the          health care sector were modestly
shares and benchmark indexes is shown in    first quarter of 2004 and 3.0% during         positive, the fund significantly
the table below. The fund outperformed      the second quarter.                           outperformed here as well, aided in
its benchmarks, the S&P 500 Index, its                                                    large part by good stock selection.
blended index (60% Russell 1000 Value           In the U.S. fixed-rate securities
Index/40% Lehman U.S. Aggregate Bond        market, high yield issues outperformed           The fund's energy holdings generally
Index) and the Lipper Balanced Fund         their investment-grade counterparts, on       outperformed what proved to be the
Index, which returned 3.44%, 2.41% and      average, for the reporting period. The        best-performing sector of the market.
2.25%, respectively. The fund               U.S. investment-grade fixed-rate bond         The energy sector continued to benefit
outperformed its benchmarks because of      market, as measured by the Lehman U.S.        from high commodity prices as well as
strong performance from its equity          Aggregate Bond Index, returned 0.15% for      the ongoing threat of oil supply
portfolio during a period that favored      the same period. Among the segments of        disruptions at a time of increasing
stocks over bonds.                          the investment-grade Lehman U.S.              global demand.
                                            Aggregate Bond Index, fixed-rate
MARKET CONDITIONS                           mortgage-backed securities averaged the          The materials and consumer
                                            highest results, followed by U.S. agency      discretionary sectors underperformed
Equity markets during the period were       investments, U.S. Treasuries of various       during the reporting period, hurting
characterized by a consolidating market     maturities, and U.S. corporate                fund performance. The materials sector
environment with returns more muted than    instruments. (The fund may invest in          actually posted a loss, largely on fears
those experienced during 2003. Strong       mortgage-backed securities, which may         of a slowing Chinese economy. The
macroeconomic news on the industrial and    lose value if mortgages are prepaid in        relative underperformance of consumer
employment fronts was offset by concerns    response to falling interest rates.)          discretionary holdings was a function of
over higher interest rates, continued                                                     the fund's overweight position to the
violence in Iraq and persistently high      YOUR FUND                                     sector's flat returns. Concerns about
oil prices.                                                                               the impact of rising interest rates and
                                            The fund's overweight position in             high oil prices resulted in poor
   As the reporting period closed, the      industrials compared to the Russell 1000      relative performance for this sector.
U.S. Federal Reserve (the Fed) voted to     Value Index, one of the best-performing
raise the federal funds target rate by      sectors of the index, along with strong          Among specific holdings that most
0.25%--its first                            stock selection in the sector,                benefited fund performance were
                                                                                          manufacturing conglomerate Tyco and
                                                                                          pharmaceuticals manufacturer Aventis.
                                                                                          Tyco continued to move beyond the
                                                                                          controversy associated with its former
                                                                                          chief executive officer, as investors
                                                                                          focused on accelerating sales growth,
                                                                                          margin expansion opportunities and
                                                                                          significant cash-flow generation.

====================================================================================================================================
TOP 10 EQUITY HOLDINGS                      TOP 10 FIXED INCOME ISSUERS                   FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Tyco International Ltd.                  1. Federal National Mortgage                 Total returns 12/31/03-6/30/04,
    (Bermuda)                        3.0%       Association (FNMA)               5.4%     excluding product issuer charges. If
 2. First Data Corp.                 2.2     2. Federal Home Loan Bank           4.5      product issuer charges were included,
 3. Fannie Mae                       2.2     3. U.S. Treasury Notes              3.3      returns would be lower.
 4. Cardinal Health, Inc.            2.1     4. Federal Home Loan Mortgage
 5. Waste Management, Inc.           2.1        Corp. (FHLMC)                    2.4      Series I Shares                     3.60%
 6. Computer Associates                      5. Government National Mortgage              Series II Shares                    3.42
    International, Inc.              2.1        Association (GMNA)               1.9      S&P 500 Index (Broad Market Index)  3.44
 7. Cendant Corp.                    2.0     6. U.S. Treasury Bonds              1.6      60% Russell 1000 Index/
 8. Citigroup Inc.                   2.0     7. General Motors Acceptance Corp.  0.8      40% Lehman U.S. Aggregate
 9. Aventis S.A. (France)            1.8     8. Ford Motor Credit Co.            0.8      Bond Index
10. Walt Disney Co. (The)            1.7     9. Hertz Corp. (The)                0.5      (Style-specific Index)              2.41
                                            10. Santander Financial Issuances             Lipper Balanced Fund Index
                                                (Cayman Islands)                 0.5      (Peer Group Index)                  2.25

                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS             282
                                                                                          TOTAL NET ASSETS          $105.6 MILLION
====================================================================================================================================

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                              AIM V.I. BALANCED FUND

The strength in Aventis was primarily       to creating wealth. At the close of the       tion required to be provided by non-U.S.
attributable to the company's recent        period the discount between market value      companies. The fund may invest up to 25%
decision to merge with another French       and our estimate of portfolio intrinsic       of its assets in the securities of
pharmaceuticals manufacturer,               value remained attractive by historical       non-U.S. issuers.
Sanofi-Synthelabo.                          standards.
                                                                                          ABOUT INDEXES USED IN THIS REPORT
   Detractors from fund performance         AVERAGE ANNUAL TOTAL RETURNS
included pharmaceuticals manufacturer       ----------------------------------------      The unmanaged Lipper Balanced Fund Index
Wyeth and investment banking firm Morgan    As of 6/30/04                                 represents an average of the 30 largest
Stanley. Wyeth, maker of both                                                             balanced funds tracked by Lipper, Inc.,
prescription drugs and over-the-counter     SERIES I SHARES                               an independent mutual fund performance
health products, saw its stock weaken       Inception (5/1/98)          2.20%             monitor. It is calculated daily, with
because of the perception of increased       5 Years                   -0.86              adjustments for distributions as of the
risk related to diet drug litigation.        1 Year                    12.22              ex-dividend dates.
Morgan Stanley, like many companies in
the financial sector, declined on fears     SERIES II SHARES                                 The unmanaged Standard & Poor's
of rising interest rates.                   Inception                   1.95%             Composite Index of 500 Stocks (the S&P
                                             5 Years                   -1.10              500--Registered Trademark-- Index) is an
   At this point in the economic             1 Year                    11.92              index of common stocks frequently used
recovery, the extremes created in the                                                     as a general measure of U.S. stock
recent bear market have largely been        PERFORMANCE INFORMATION                       market performance.
erased. Based on our estimates, the
relative valuation advantage smaller        Returns since the inception date of              The fund uses a blended index
companies enjoyed during the past           Series II shares are historical. All          composed of 60% Russell 1000 Value Index
several years appears to have been          other returns are the blended returns of      and 40% Lehman U.S. Aggregate Bond
corrected by the outperformance of          the historical performance of the fund's      Index. The unmanaged Russell 1000 Index
small- and mid-cap stocks. As a result      Series II shares since their inception        represents the performance of the stocks
of these changing opportunities, we have    and the restated historical performance       of large-capitalization companies; the
moved gradually into more economically      of the fund's Series I shares (for            Value segment measures the performance
defensive sectors such as health care.      periods prior to inception of the Series      of Russell 1000 companies with lower
                                            II shares) adjusted to reflect the            price/book ratios and lower forecasted
   The fixed-income holdings performed      higher Rule 12b-1 fees applicable to the      growth values. The unmanaged Lehman U.S.
in line with fixed-income markets, as       Series II shares. The inception date of       Aggregate Bond Index, which represents
measured by the Lehman U.S. Aggregate       the fund's Series I shares is 5/1/98.         the U.S. investment-grade fixed-rate
Bond Index, which experienced a             The inception date of the fund's Series       bond market (including government and
difficult quarter as short-term interest    II shares is 1/24/02. The Series I and        corporate securities, mortgage
rates began to trend upward. In this        Series II shares invest in the same           pass-through securities and asset-backed
unfavorable environment, the portfolio      portfolio of securities and will have         securities), is compiled by Lehman
benefited from its reduced duration         substantially similar performance,            Brothers, a global investment bank.
profile. In addition, the portfolio's       except to the extent that expenses borne
exposure to high-coupon mortgage-backed     by each class differ.                            The fund is not managed to track the
securities also helped contribute to                                                      performance of any particular index,
performance, given the defensive nature        The performance data quoted represent      including the indexes defined here, and
of their above-market coupon rates and      past performance and cannot guarantee         consequently, the performance of the
more stable prepayment patterns. The        comparable future results; current            fund may deviate significantly from the
portfolio's credit profile remained very    performance may be lower or higher.           performance of the indexes.
strong with a weighted-average AA           Please see your financial advisor for
rating.                                     the most recent month-end performance.           A direct investment cannot be made in
                                            Performance figures reflect fund              an index. Unless otherwise indicated,
IN CLOSING                                  expenses, reinvested distributions and        index results include reinvested
                                            changes in net asset value. Investment        dividends, and they do not reflect sales
We believe the absence of a long-term       return and principal value will               charges. Performance of an index of
investment horizon is a major obstacle      fluctuate so that you may have a gain or      funds reflects fund expenses;
many face in building significant           loss when you sell shares.                    performance of a market index does not.
wealth. Results during this period were
favorable, but normal market volatility        AIM V.I. Balanced Fund, a series           OTHER INFORMATION
predominates in the short run and limits    portfolio of AIM Variable Insurance
our ability to measure success. But over    Funds, is offered through insurance           The returns shown in the Management's
longer time periods, we believe we have     company separate accounts to fund             Discussion of Fund Performance are based
the potential to turn market                variable annuity contracts and variable       on net asset values calculated for
overreaction and volatility into capital    life insurance policies, and through          shareholder transactions. Generally
appreciation. Our strategy is to invest     certain pension or retirement plans.          accepted accounting principles require
in quality companies when they are          Performance figures given represent the       adjustments to be made to the net assets
significantly undervalued by the market.    fund and are not intended to reflect          of the fund at period end for financial
As managers, we know a long-term            actual variable product values. They do       reporting purposes, and as such, the net
investment horizon and attractive value     not reflect sales charges, expenses and       asset value for shareholder transactions
content are critical                        fees at the separate account level.           and the returns based on those net asset
                                            Sales charges, expenses and fees, which       values may differ from the net asset
                                            are determined by the product issuers,        values and returns reported in the
                                            will vary and will lower the total            Financial Highlights. Additionally, the
                                            return.                                       returns and net asset values shown
                                                                                          throughout this report are at the fund
                                            PRINCIPAL RISKS OF INVESTING IN THE FUND      level only and do not include variable
                                                                                          product issuer charges. If such charges
                                            International investing presents certain      were included, the total returns would
                                            risks not associated with investing           be lower.
                                            solely in the United States. These
                                            include risks relating to fluctuations           The average credit quality of the
                                            in the value of the U.S. dollar relative      fund's holdings as of the close of the
                                            to the values of other currencies, the        reporting period represents the weighted
                                            custody arrangements made for the fund's      average quality rating of the securities
                                            foreign holdings, differences in              in the portfolio as assigned by
                                            accounting, political risks and the           Nationally Recognized Statistical Rating
                                            lesser degree of public informa-              Organizations based on assessment of the
                                                                                          credit quality of the individual
                                                                                          securities.

                                                                                             Industry classifications used in this
                                                                                          report are generally according to the
                                                                                          Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.

                                                                                          A description of the policies and
                                                                                          procedures that the fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, from our
                                                                                          Client Services department at
                                                                                          800-959-4246 or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                          ========================================
                                                                                                  PORTFOLIO MANAGEMENT TEAM
                                                                                                        AS OF 6/30/04
                                                                                                     R. CANON COLEMAN II
                                                                                                       JAN H. FRIEDLI
                                                                                                       SCOT W. JOHNSON
                                                                                                   MATTHEW W. SEINSHEIMER
                                                                                                      MICHAEL J. SIMON
                                                                                                BRET W. STANLEY, LEAD MANAGER
                                                                                               ASSISTED BY THE BASIC VALUE AND
                                                                                                   INVESTMENT GRADE TEAMS
                                                                                          ========================================

                                                                                                                         VIBAL-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-65.18%

ADVERTISING-2.63%

Interpublic Group of Cos., Inc. (The)(a)          70,000    $    961,100
------------------------------------------------------------------------
Omnicom Group Inc.                                24,000       1,821,360
========================================================================
                                                               2,782,460
========================================================================

AEROSPACE & DEFENSE-1.17%

Honeywell International Inc.                      33,800       1,238,094
========================================================================

ALUMINUM-1.07%

Alcoa Inc.                                        34,100       1,126,323
========================================================================

APPAREL RETAIL-1.35%

Gap, Inc. (The)                                   58,700       1,423,475
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.29%

Bank of New York Co., Inc. (The)                  46,100       1,359,028
========================================================================

BUILDING PRODUCTS-2.55%

American Standard Cos. Inc.(a)                    25,000       1,007,750
------------------------------------------------------------------------
Masco Corp.                                       54,000       1,683,720
========================================================================
                                                               2,691,470
========================================================================

COMMUNICATIONS EQUIPMENT-0.68%

Motorola, Inc.                                    39,500         720,875
========================================================================

CONSUMER ELECTRONICS-2.28%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              39,700       1,079,840
------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                            34,900       1,327,945
========================================================================
                                                               2,407,785
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.50%

Ceridian Corp.(a)                                 59,000       1,327,500
------------------------------------------------------------------------
First Data Corp.                                  53,100       2,364,012
========================================================================
                                                               3,691,512
========================================================================

DEPARTMENT STORES-0.91%

May Department Stores Co. (The)                   35,100         964,899
========================================================================

DIVERSIFIED BANKS-1.32%

Bank One Corp.                                    27,400       1,397,400
========================================================================

DIVERSIFIED CHEMICALS-0.43%

Dow Chemical Co. (The)                            11,200         455,840
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.01%

Cendant Corp.                                     86,900       2,127,312
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

ENVIRONMENTAL SERVICES-2.09%

Waste Management, Inc.                            72,200    $  2,212,930
========================================================================

FOOD RETAIL-2.57%

Kroger Co. (The)(a)                               79,700       1,450,540
------------------------------------------------------------------------
Safeway Inc.(a)                                   49,700       1,259,398
========================================================================
                                                               2,709,938
========================================================================

GENERAL MERCHANDISE STORES-1.46%

Target Corp.                                      36,400       1,545,908
========================================================================

HEALTH CARE DISTRIBUTORS-3.56%

Cardinal Health, Inc.                             32,000       2,241,600
------------------------------------------------------------------------
McKesson Corp.                                    44,200       1,517,386
========================================================================
                                                               3,758,986
========================================================================

HEALTH CARE EQUIPMENT-1.01%

Baxter International Inc.                         30,800       1,062,908
========================================================================

HEALTH CARE FACILITIES-1.36%

HCA Inc.                                          34,500       1,434,855
========================================================================

HEALTH CARE SERVICES-0.44%

IMS Health Inc.                                   20,000         468,800
========================================================================

INDUSTRIAL CONGLOMERATES-4.36%

General Electric Co.                              45,200       1,464,480
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 94,700       3,138,358
========================================================================
                                                               4,602,838
========================================================================

INDUSTRIAL MACHINERY-1.60%

Illinois Tool Works Inc.                          17,600       1,687,664
========================================================================

INSURANCE BROKERS-0.71%

Aon Corp.                                         26,500         754,455
========================================================================

INVESTMENT BANKING & BROKERAGE-2.57%

Merrill Lynch & Co., Inc.                         23,000       1,241,540
------------------------------------------------------------------------
Morgan Stanley                                    27,900       1,472,283
========================================================================
                                                               2,713,823
========================================================================

MANAGED HEALTH CARE-1.55%

Anthem, Inc.(a)                                   18,300       1,638,948
========================================================================

MOVIES & ENTERTAINMENT-1.74%

Walt Disney Co. (The)                             71,900       1,832,731
========================================================================

MULTI-LINE INSURANCE-1.05%

Hartford Financial Services Group, Inc. (The)     16,200       1,113,588
========================================================================

                             AIM V.I. BALANCED FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OIL & GAS DRILLING-1.23%

Transocean Inc. (Cayman Islands)(a)               45,000    $  1,302,300
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.40%

Halliburton Co.                                   43,000       1,301,180
------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                   19,400       1,232,094
========================================================================
                                                               2,533,274
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.06%

Citigroup Inc.                                    44,600       2,073,900
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           23,500         911,095
------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 1.71%
  Floating Rate Pfd. (Acquired 06/03/04; Cost
  $243,552)(b)(c)                                    250         243,750
========================================================================
                                                               3,228,745
========================================================================

PACKAGED FOODS & MEATS-0.96%

Kraft Foods Inc.-Class A                          32,000       1,013,760
========================================================================

PHARMACEUTICALS-4.26%

Aventis S.A. (France)                             24,622       1,863,146
------------------------------------------------------------------------
Pfizer Inc.                                       38,600       1,323,208
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (France)                    2,100         133,426
------------------------------------------------------------------------
Wyeth                                             32,600       1,178,816
========================================================================
                                                               4,498,596
========================================================================

PROPERTY & CASUALTY INSURANCE-1.63%

ACE Ltd. (Cayman Islands)                         40,700       1,720,796
========================================================================

SYSTEMS SOFTWARE-2.06%

Computer Associates International, Inc.           77,500       2,174,650
========================================================================

THRIFTS & MORTGAGE FINANCE-2.32%

Fannie Mae                                        32,200       2,297,792
------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd                     2,950         147,795
========================================================================
                                                               2,445,587
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $62,867,072)                                      68,842,553
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

BONDS & NOTES-15.81%

ADVERTISING-0.18%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05                $ 175,000         186,116
========================================================================

AEROSPACE & DEFENSE-0.03%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                          25,000          27,696
========================================================================

AUTOMOBILE MANUFACTURERS-0.04%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04         40,000          40,238
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

BROADCASTING & CABLE TV-0.93%

Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                        $ 100,000    $    112,039
------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05                                 35,000          36,393
------------------------------------------------------------------------
  7.50%, 08/15/04                                 50,000          50,365
------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                        50,000          52,663
------------------------------------------------------------------------
Rogers Cable Inc. (Canada)-Series B, Sr. Sec.
  Yankee Notes, 10.00%, 03/15/05                 110,000         114,950
------------------------------------------------------------------------
TCI Communications, Inc., Sr. Notes, 8.65%,
  09/15/04                                       150,000         151,936
------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Notes, 7.98%, 08/15/04                         100,000         100,785
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 6.88%, 06/15/18          200,000         210,054
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24           40,000          43,299
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                  100,000         104,679
========================================================================
                                                                 977,163
========================================================================

CONSUMER FINANCE-2.16%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                          225,000         250,193
------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05                                       125,000         131,774
------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06              150,000         158,602
------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08                   75,000          80,416
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Floating Rate Global Notes, 3.05%,
  10/25/04(b)                                    100,000         100,213
------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05                          25,000          25,816
------------------------------------------------------------------------
  Unsec. Global Notes, 6.50%, 01/25/07            35,000          36,830
------------------------------------------------------------------------
  Unsec. Global Notes, 6.88%, 02/01/06           275,000         288,846
------------------------------------------------------------------------
  Unsec. Global Notes, 7.50%, 03/15/05           200,000         206,642
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05                  135,000         139,684
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 3.34%,
  03/04/05(b)                                    370,000         370,174
------------------------------------------------------------------------
  Global Notes, 4.50%, 07/15/06                   70,000          70,899
------------------------------------------------------------------------
  Global Notes, 7.50%, 07/15/05                   50,000          52,352
------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05              50,000          51,028
------------------------------------------------------------------------
  Medium Term Notes, 5.36%, 07/27/04             140,000         140,363
------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(d)                                    175,000         183,358
========================================================================
                                                               2,287,190
========================================================================

DIVERSIFIED BANKS-1.59%

AB Spintab, Bonds, 7.50% (Acquired 02/12/04;
  Cost $167,403)(c)(e)                           150,000         161,850
------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03 Cost; $27,726)(c)            25,000          26,087
------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $68,863)(c)                      70,000          66,491
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

BankBoston Capital Trust., Gtd. Floating Rate
  Notes,
  1.97%, 06/08/28(b)                           $ 150,000    $    146,163
------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03 Cost
  $61,532)(c)(e)                                  50,000          59,517
------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $63,272)(c)                                     50,000          56,743
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Yankee Notes, 8.88%, 06/01/05           125,000         130,986
------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  2.15%(e)(f)                                    100,000          99,000
------------------------------------------------------------------------
Danske Bank A/S (Denmark), Tier I Floating
  Rate Bonds, 5.91% (Acquired 06/07/04; Cost
  $60,000)(c)(e)                                  60,000          60,674
------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $23,313)(c)(e)                                  25,000          22,689
------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.19%(e)(f)                                    130,000         113,575
------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 1.31%, 08/29/87(f)              60,000          53,415
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           50,000          61,347
------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 1.38%(e)(f)                   100,000          86,307
------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 1.88%, 06/01/28(b)                      100,000          94,221
------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(e)              25,000          23,022
------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07                                150,000         150,260
------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10                         250,000         263,325
========================================================================
                                                               1,675,672
========================================================================

DIVERSIFIED CAPITAL MARKETS-0.18%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(e)                                160,000         191,131
========================================================================

ELECTRIC UTILITIES-0.42%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05            15,000          15,990
------------------------------------------------------------------------
CenterPoint Energy, Inc.-Series B, Sr. Global
  Notes, 5.88%, 06/01/08                          35,000          35,426
------------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                 25,000          25,177
------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(g)                        45,000          48,053
------------------------------------------------------------------------
Hydro-Quebec-Series B (Canada), Gtd. Medium
  Term Notes, 8.62%, 12/15/11                     50,000          61,130
------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Bonds, 1.81%, 04/03/06(f)        125,000         125,476
------------------------------------------------------------------------

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
ELECTRIC UTILITIES-(CONTINUED)

Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  6.75%, 12/15/04 (Acquired 01/08/04; Cost
  $36,356)(c)                                  $  35,000    $     35,494
------------------------------------------------------------------------
Yorkshire Power Finance (Cayman
  Islands)-Series B, Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.50%, 02/25/08                  100,000         102,184
========================================================================
                                                                 448,930
========================================================================

FOOD RETAIL-0.19%

Kroger Co., Sr. Unsec. Gtd. Notes, 7.38%,
  03/01/05                                       125,000         129,225
------------------------------------------------------------------------
Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05                                        75,000          74,618
========================================================================
                                                                 203,843
========================================================================

GAS UTILITIES-0.32%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                           50,000          52,722
------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05                                       175,000         184,224
------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05                          95,000          98,569
========================================================================
                                                                 335,515
========================================================================

HEALTH CARE FACILITIES-0.40%

HCA Inc.,
  Notes, 7.00%, 07/01/07                          40,000          42,457
------------------------------------------------------------------------
  Sr. Sub. Notes, 6.91%, 06/15/05                370,000         382,040
========================================================================
                                                                 424,497
========================================================================

HOMEBUILDING-0.49%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11                                       100,000         110,000
------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                         200,000         223,000
------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05                                       125,000         131,464
------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10                          50,000          55,750
========================================================================
                                                                 520,214
========================================================================

HYPERMARKETS & SUPER CENTERS-0.08%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                        80,000          84,114
========================================================================

INDUSTRIAL CONGLOMERATES-0.31%

Tyco International Group S.A. (Bermuda),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05                                       270,000         279,550
------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $45,291)(c)                                     40,000          43,553
========================================================================
                                                                 323,103
========================================================================

INTEGRATED OIL & GAS-0.10%

ConocoPhillips, Unsec. Deb., 7.13%, 03/15/28      65,000          69,835
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
INTEGRATED OIL & GAS-(CONTINUED)

Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                              $  35,000    $     36,701
========================================================================
                                                                 106,536
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.28%

Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                          40,000          42,015
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31                   40,000          50,305
------------------------------------------------------------------------
GTE California Inc.-Series F, Unsec. Deb.,
  6.75%, 05/15/27                                 60,000          60,746
------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                    80,000          81,855
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 7.13%,
  01/30/06                                       125,000         132,441
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%, 03/15/05      120,000         124,759
------------------------------------------------------------------------
Sprint Corp., Deb. 9.25%, 04/15/22                70,000          84,799
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                                100,000         109,015
------------------------------------------------------------------------
  8.00%, 06/01/11                                 40,000          45,984
------------------------------------------------------------------------
Verizon Communications, Inc., Unsec. Deb.,
  6.36%, 04/15/06                                200,000         210,664
------------------------------------------------------------------------
  6.94%, 04/15/28                                100,000         102,304
------------------------------------------------------------------------
  8.75%, 11/01/21                                 65,000          80,114
------------------------------------------------------------------------
Verizon New York, Inc.-Series A, Sr. Unsec.
  Global Deb., 6.88%, 04/01/12                   150,000         161,595
------------------------------------------------------------------------
Verizon Virginia, Inc.-Series A, Unsec.
  Global Deb., 4.63%, 03/15/13                    70,000          65,362
========================================================================
                                                               1,351,958
========================================================================

INVESTMENT BANKING & BROKERAGE-0.25%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                100,000         106,980
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06         100,000         108,401
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                     45,000          45,764
========================================================================
                                                                 261,145
========================================================================

LIFE & HEALTH INSURANCE-0.35%

Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                       145,000         153,375
------------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04; Cost
  $207,149)(c)(g)                                175,000         196,765
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                 20,000          21,746
========================================================================
                                                                 371,886
========================================================================

MOVIES & ENTERTAINMENT-0.04%

Walt Disney Co. (The), Global Notes, 4.88%,
  07/02/04                                        50,000          50,067
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

MULTI-UTILITIES & UNREGULATED POWER-0.28%

Dominion Resources, Inc.
  Series E, Sr. Unsec. Unsub. Notes, 7.82%,
    09/15/04                                   $ 125,000    $    126,423
------------------------------------------------------------------------
  Series F, Sr. Unsec. Putable Notes, 5.25%,
  08/01/15                                       175,000         168,333
========================================================================
                                                                 294,756
========================================================================

MUNICIPALITIES-0.61%

Harris (County of), Texas; Refunding
  Unlimited Tax Road Series 2004 A GO 4.50%,
  10/01/09(h)                                     55,000          58,094
------------------------------------------------------------------------
Industry (City of), California Urban
  Developement Agency (Project 3 TXB); Series
  2003 B Tax Allocation, 6.10%,
  05/01/24(g)(h)                                 125,000         124,063
------------------------------------------------------------------------
Maine (State of); Unlimited Tax Series 2004
  GO, 5.00%, 01/15/09(h)                          35,000          37,756
------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facilities Series
  2004 RB
  3.69%, 07/01/07(g)                              50,000          50,000
------------------------------------------------------------------------
  4.21%, 07/01/08(g)                              75,000          75,188
------------------------------------------------------------------------
  6.25%, 07/01/29(g)                              70,000          71,925
------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.26%,
  07/01/30(g)(i)                                 225,000         210,375
------------------------------------------------------------------------
University of Arizona; Series 2004 A COP,
  5.25%, 06/01/09(g)(h)                           20,000          21,900
========================================================================
                                                                 649,301
========================================================================

OIL & GAS DRILLING-0.06%

Transocean Inc. (Cayman Islands), Sr. Unsec.
  Unsub. Global Deb., 8.00%, 04/15/27             50,000          59,076
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.22%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 04/28/03; Cost
  $238,344)(c)                                   238,344         230,246
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.03%

Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $34,907)(c)                      35,000          33,505
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.58%

Bombardier Capital, Inc., Notes, 7.50%,
  08/15/04 (Acquired 04/13/04-06/02/04; Cost
  $436,894)(c)                                   430,000         432,688
------------------------------------------------------------------------
CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05                          30,000          31,660
------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%, 01/30/06       20,000          20,032
------------------------------------------------------------------------
Heller Financial, Inc.-Class A, Sr. Unsec.
  Global Notes, 8.00%, 06/15/05                   75,000          78,691
------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(e)                                100,000         116,667
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $113,125)(c)(e)                              $ 100,000    $    112,889
------------------------------------------------------------------------
Ohana Military Communities, LLC-Series A,
  Class I, Notes, 6.04%, 10/01/34                 25,000          24,364
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Series 1992-2, Class A1, Global Bonds,
  9.69%, 08/15/09                                130,000         148,444
------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07       100,000         107,056
------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%, 12/15/14      150,000         153,000
------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $98,756)(c)            97,426          97,536
------------------------------------------------------------------------
Premium Asset 2004-04 Trust, Sr. Notes,
  4.13%, 03/12/09 (Acquired 03/04/04; Cost
  $199,866)(c)                                   200,000         193,147
------------------------------------------------------------------------
XTRA, Inc.-Series C, Gtd. Medium Term Notes,
  7.70%, 11/02/04                                150,000         152,183
========================================================================
                                                               1,668,357
========================================================================

PROPERTY & CASUALTY INSURANCE-0.14%

First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12                                 85,000          94,701
------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $52,495)(c)                                50,000          50,086
========================================================================
                                                                 144,787
========================================================================

PUBLISHING-0.04%

News America Holdings, Inc., Sr. Unsec. Gtd.
  Deb., 7.75%, 01/20/24                           35,000          39,664
========================================================================

REAL ESTATE-0.11%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                        65,000          70,465
------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05                                 40,000          42,159
========================================================================
                                                                 112,624
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.10%

Southern Investment UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06                                       100,000         104,981
========================================================================

REGIONAL BANKS-1.36%

Cullen/Frost Capital Trust I, Floating Rate
  Notes, 2.86%, 03/01/34 (Acquired 02/06/04;
  Cost $200,000)(b)(c)                           200,000         202,210
------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08                                300,000         297,771
------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09                                375,000         374,940
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.25%(e)(f)                             500,000         498,485
------------------------------------------------------------------------

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
REGIONAL BANKS-(CONTINUED)

TCF Financial Bank, Sub. Notes, 5.00%,
  06/15/14                                     $  60,000    $     60,399
========================================================================
                                                               1,433,805
========================================================================

REINSURANCE-0.08%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.50%, 06/15/10                          75,000          84,641
========================================================================

RESTAURANTS-0.04%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                        40,000          42,790
========================================================================

SOVEREIGN DEBT-0.54%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                       125,000         130,865
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.50%, 10/06/05                    30,000          34,207
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09             50,000          53,445
------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Euro Bonds-REGS, 8.75%,
  07/24/05 (Acquired 05/14/04; Cost
  $105,650)(c)                                   100,000         105,654
------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS, 10.00%,
  06/26/07 (Acquired 05/14/04-5/18/04; Cost
  $90,094)(c)                                     80,000          90,317
------------------------------------------------------------------------
  Unsec. Unsub. Bonds, 7.50%, 03/31/30
  (Acquired 05/18/04; Cost $63,044)(c)(j)         70,000          64,225
------------------------------------------------------------------------
United Mexican States (Mexico),
  Global Notes, 6.63%, 03/03/15                   35,000          34,475
------------------------------------------------------------------------
  Series A, Medium Term Global Notes, 7.50%,
  04/08/33                                        60,000          58,125
========================================================================
                                                                 571,313
========================================================================

SPECIALTY CHEMICALS-0.10%

ICI Wilmington Inc., Gtd. Notes, 6.95%,
  09/15/04                                       100,000         100,873
========================================================================

THRIFTS & MORTGAGE FINANCE-0.22%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27                                 60,000          68,386
------------------------------------------------------------------------
Sovereign Bancorp, Inc., Sr. Unsec. Notes,
  10.50%, 11/15/06                                25,000          28,665
------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                         125,000         131,636
========================================================================
                                                                 228,687
========================================================================

TOBACCO-0.04%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13               30,000          30,654
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                   15,000          15,480
========================================================================
                                                                  46,134
========================================================================

TRUCKING-0.60%

Hertz Corp. (The),
  Floating Rate Global Notes, 1.77%,
  08/13/04(b)                                    400,000         400,100
------------------------------------------------------------------------
  Notes, 7.00%, 07/01/04                         125,000         125,174
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
TRUCKING-(CONTINUED)

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                              $ 100,000    $    111,742
========================================================================
                                                                 637,016
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.32%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                 200,000         228,500
------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                        100,000         114,250
========================================================================
                                                                 342,750
========================================================================
    Total Bonds & Notes (Cost $16,787,593)                    16,692,320
========================================================================

U.S. MORTGAGE-BACKED SECURITIES-9.14%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-2.40%

Pass Through Ctfs.,
  7.00%, 06/01/15 to 06/01/32                    164,555         173,781
------------------------------------------------------------------------
  6.00%, 04/01/16 to 11/01/33                  1,032,827       1,061,082
------------------------------------------------------------------------
  5.50%, 10/01/18                                365,685         374,650
------------------------------------------------------------------------
  7.50%, 11/01/30 to 05/01/31                     92,907         100,129
------------------------------------------------------------------------
  6.50%, 01/01/31 to 08/01/32                    266,928         278,653
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 07/01/19(k)                             548,880         550,007
========================================================================
                                                               2,538,302
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.85%

Pass Through Ctfs.,
  6.50%, 04/01/14 to 05/01/32                    940,950         983,241
------------------------------------------------------------------------
  7.50%, 11/01/15                                 10,863          11,599
------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32                    194,744         206,257
------------------------------------------------------------------------
  6.00%, 01/01/17 to 05/01/33                    510,666         525,774
------------------------------------------------------------------------
  5.00%, 04/01/18                                414,748         416,354
------------------------------------------------------------------------
  4.50%, 11/01/18                                147,301         144,380
------------------------------------------------------------------------
  8.00%, 08/01/21 to 12/01/23                     59,407          65,069
------------------------------------------------------------------------
  5.50%, 10/01/33 to 12/01/33                  1,348,852       1,346,717
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 07/01/19(k)                             742,840         761,428
------------------------------------------------------------------------
  5.00%, 07/01/19 to 07/01/34(k)                 266,270         259,838
------------------------------------------------------------------------
  6.00%, 07/01/34(k)                             398,500         407,484
========================================================================
                                                               5,128,141
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.89%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31                     83,862          90,596
------------------------------------------------------------------------
  8.50%, 11/15/24                                155,935         173,285
------------------------------------------------------------------------
  8.00%, 08/15/25                                 29,552          32,589
------------------------------------------------------------------------

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

  6.50%, 03/15/29 to 12/15/33                  $ 433,001    $    453,245
------------------------------------------------------------------------
  6.00%, 09/15/31 to 05/15/33                    671,341         689,885
------------------------------------------------------------------------
  7.00%, 09/15/31 to 03/15/33                    193,531         205,711
------------------------------------------------------------------------
  5.50%, 12/15/33 to 02/15/34                    345,971         346,332
========================================================================
                                                               1,991,643
========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $9,642,706)                                        9,658,086
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.03%

FEDERAL HOME LOAN BANK-4.52%

  Unsec. Disc. Notes, 1.25%, 07/01/04(l)       4,770,000       4,770,000
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.51%

  Unsec. Disc. Notes, 1.04%, 07/07/04(l)          20,000          20,046
------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes, 2.88%,
  02/17/09(m)                                    350,000         348,134
------------------------------------------------------------------------
  Unsec. Global Notes, 3.38%, 12/15/08           175,000         169,810
========================================================================
                                                                 537,990
========================================================================
    Total U.S. Government Agency Securities
      (Cost $5,308,564)                                        5,307,990
========================================================================

ASSET-BACKED SECURITIES-0.47%

OTHER DIVERSIFIED FINANCIAL SERVICES-0.47%

Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $42,720)(c)                      40,000          41,259
------------------------------------------------------------------------
Citicorp Lease,
  Series 1999-1, Class A1,
  Pass Through Ctfs., 7.22%, 06/15/05
  (Acquired 05/08/02-09/23/03; Cost
  $290,777)(c)                                   272,820         283,217
------------------------------------------------------------------------
  Series 1999-1, Class A2,
  Pass Through Ctfs., 8.04%, 12/15/19
  (Acquired 06/01/00-07/14/00; Cost
  $148,849)(c)                                   150,000         171,356
========================================================================
    Total Asset-Backed Securities (Cost
      $471,458)                                                  495,832
========================================================================

U.S. TREASURY SECURITIES-4.97%

U.S. TREASURY NOTES-3.29%

  1.25%, 05/31/05                                400,000         397,281
------------------------------------------------------------------------
  6.50%, 10/15/06                                935,000       1,009,800
------------------------------------------------------------------------
  3.50%, 11/15/06                                800,000         810,750
------------------------------------------------------------------------
  3.13%, 10/15/08                                560,000         548,975
------------------------------------------------------------------------
  5.00%, 02/15/11                                675,000         706,957
========================================================================
                                                               3,473,763
========================================================================
U.S. TREASURY BONDS-1.65%

  7.25%, 05/15/16 to 08/15/22(d)                 820,000         997,046
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
U.S. TREASURY BONDS-(CONTINUED)

  7.50%, 11/15/16                              $ 600,000    $    739,594
========================================================================
                                                               1,736,640
========================================================================
U.S. TREASURY STRIPS-0.03%

  5.98%, 11/15/23(n)                             100,000          33,406
========================================================================
    Total U.S. Treasury Securities (Cost
      $5,214,266)                                              5,243,809
========================================================================
TOTAL INVESTMENTS-100.60% (Cost $100,291,659)                106,240,590
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.60%)                           (629,064)
========================================================================
NET ASSETS-100.00%                                          $105,611,526
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
COP     - Certificates of Participation
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
GO      - General Obligation Bonds
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate is redetermined quarterly. Rate shown is rate in effect on June 30, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2004 was $3,081,948, which represented 2.92% of the Fund's net assets. These securities are considered to be illiquid.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 5.
(e) Perpetual bond with no specified maturity date.
(f) Interest rate is redetermined semi-annually. Rate shown is rate in effect on June 30, 2004.
(g) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(h) Interest on this security is taxable income to the Fund.
(i) Zero Coupon bond issued at a discount. The interest rate shown represents the current yield on June 30, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(j) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(k) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1G.
(l) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(m) Interest rate is redetermined monthly. Rate shown is rate in effect on June 30, 2004.
(n) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $100,291,659)                                  $106,240,590
-------------------------------------------------------------
Cash                                                      923
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,262,084
-------------------------------------------------------------
  Variation margin                                     34,387
-------------------------------------------------------------
  Fund shares sold                                     33,277
-------------------------------------------------------------
  Dividends and interest                              405,578
-------------------------------------------------------------
  Investments matured (Note 7)                         21,039
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     30,866
-------------------------------------------------------------
Other assets                                            1,495
=============================================================
     Total assets                                 108,030,239
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             2,210,800
-------------------------------------------------------------
  Fund shares reacquired                              103,410
-------------------------------------------------------------
  Deferred compensation and retirement plans           32,763
-------------------------------------------------------------
Accrued administrative services fees                   44,276
-------------------------------------------------------------
Accrued distribution fees -- Series II                  3,007
-------------------------------------------------------------
Accrued transfer agent fees                               573
-------------------------------------------------------------
Accrued operating expenses                             23,884
=============================================================
     Total liabilities                              2,418,713
=============================================================
Net assets applicable to shares outstanding      $105,611,526
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $121,890,361
-------------------------------------------------------------
  Undistributed net investment income               1,996,909
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
     investment securities, foreign currencies
     and futures contracts                        (24,265,384)
-------------------------------------------------------------
  Unrealized appreciation of investment
     securities, foreign currencies and futures
     contracts                                      5,989,640
=============================================================
                                                 $105,611,526
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $100,577,655
_____________________________________________________________
=============================================================
Series II                                        $  5,033,871
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            9,719,337
_____________________________________________________________
=============================================================
Series II                                             489,215
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      10.35
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      10.29
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS
For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                          $  728,794
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $8,555)                                            456,722
============================================================
     Total investment income                       1,185,516
============================================================

EXPENSES:

Advisory fees                                        392,396
------------------------------------------------------------
Administrative services fees                         134,069
------------------------------------------------------------
Custodian fees                                        18,539
------------------------------------------------------------
Distribution fees -- Series II                         5,798
------------------------------------------------------------
Transfer agent fees                                    3,785
------------------------------------------------------------
Trustees' fees                                         5,493
------------------------------------------------------------
Other                                                 28,136
============================================================
     Total expenses                                  588,216
============================================================
Less: Fees waived                                       (312)
============================================================
     Net expenses                                    587,904
============================================================
Net investment income                                597,612
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            1,897,125
------------------------------------------------------------
  Foreign currencies                                  (5,404)
------------------------------------------------------------
  Futures contracts                                  (57,375)
============================================================
                                                   1,834,346
============================================================
Change in net unrealized appreciation of:
  Investment securities                            1,105,773
------------------------------------------------------------
  Foreign currencies                                   2,588
------------------------------------------------------------
  Futures contracts                                   40,346
============================================================
                                                   1,148,707
============================================================
Net gain from investment securities, foreign
  currencies and futures contracts                 2,983,053
============================================================
Net increase in net assets resulting from
  operations                                      $3,580,665
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    597,612    $  1,307,479
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts, and option contracts          1,834,346       2,625,795
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts         1,148,707       9,955,515
==========================================================================================
    Net increase in net assets resulting from operations         3,580,665      13,888,789
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                              --      (1,803,131)
------------------------------------------------------------------------------------------
  Series II                                                             --         (73,995)
==========================================================================================
  Decrease in net assets resulting from distributions                   --      (1,877,126)
==========================================================================================
Share transactions-net:
  Series I                                                        (519,294)      3,122,103
------------------------------------------------------------------------------------------
  Series II                                                        752,072       3,065,718
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                                  232,778       6,187,821
==========================================================================================
    Net increase in net assets                                   3,813,443      18,199,484
==========================================================================================

NET ASSETS:

  Beginning of period                                          101,798,083      83,598,599
==========================================================================================
  End of period (including undistributed net investment
    income of $1,996,909 and $1,399,297 for 2004 and 2003,
    respectively)                                             $105,611,526    $101,798,083
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. BALANCED FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may

                             AIM V.I. BALANCED FUND
     be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.


       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

H. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

                             AIM V.I. BALANCED FUND

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

K. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 Plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $312.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $134,069 for such services, of which AIM retained $24,863 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $3,486 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $5,798.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                             AIM V.I. BALANCED FUND

NOTE 3--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,218 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 4--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 5--FUTURES CONTRACTS

On June 30, 2004, $250,000 principal amount of corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                         OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                               NO. OF         MONTH/         MARKET       APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT       VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                       2        Dec-04/Long     $  487,425       $(2,585)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Note                                        14        Sept-04/Long     2,947,656         4,859
-----------------------------------------------------------------------------------------------------------------------
US Treasury 5 Year Note                                          36        Sept-04/Long     3,912,750        26,207
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond                                        8        Sept-04/Long       851,000        11,865
=======================================================================================================================
                                                                                           $8,198,831       $40,346
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

                             AIM V.I. BALANCED FUND

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2008                                                $    89,585
-----------------------------------------------------------------------------
December 31, 2009                                                  9,069,227
-----------------------------------------------------------------------------
December 31, 2010                                                 16,216,953
=============================================================================
Total capital loss carryforward                                  $25,375,765
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $35,164,665 and $34,482,696, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $548,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $ 6,674,508
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (1,223,022)
===========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                    $ 5,451,486
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $100,789,104.


NOTE 8--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED                YEAR ENDED
                                                                   JUNE 30, 2004             DECEMBER 31, 2003
                                                              -----------------------    --------------------------
                                                               SHARES       AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     587,465    $ 6,018,274     1,385,995    $ 12,859,662
-------------------------------------------------------------------------------------------------------------------
  Series II                                                    122,285      1,250,128       340,652       3,145,330
===================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                          --             --       183,618       1,803,131
-------------------------------------------------------------------------------------------------------------------
  Series II                                                         --             --         7,566          73,995
===================================================================================================================
Reacquired:
  Series I                                                    (639,563)    (6,537,568)   (1,271,451)    (11,540,690)
-------------------------------------------------------------------------------------------------------------------
  Series II                                                    (48,367)      (498,056)      (16,869)       (153,607)
===================================================================================================================
                                                                21,820    $   232,778       629,511    $  6,187,821
___________________________________________________________________________________________________________________
===================================================================================================================

                             AIM V.I. BALANCED FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                   SERIES I
                                             ------------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED                                YEAR ENDED DECEMBER 31,
                                             JUNE 30,         -------------------------------------------------------------------
                                               2004            2003          2002           2001          2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $   9.99        $  8.75       $ 10.84       $  12.46       $ 13.04        $ 11.14
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.06(a)        0.14(a)       0.18(a)        0.27(a)(b)    0.37(a)        0.31(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.30           1.29         (2.02)         (1.70)        (0.93)          1.83
=================================================================================================================================
    Total from investment operations              0.36           1.43         (1.84)         (1.43)        (0.56)          2.14
=================================================================================================================================
Less distributions:
  Dividends from net investment income              --          (0.19)        (0.25)         (0.19)        (0.02)         (0.17)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains             --             --            --             --            --          (0.07)
=================================================================================================================================
    Total distributions                             --          (0.19)        (0.25)         (0.19)        (0.02)         (0.24)
=================================================================================================================================
Net asset value, end of period                $  10.35        $  9.99       $  8.75       $  10.84       $ 12.46        $ 13.04
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                   3.60%         16.36%       (17.02)%       (11.43)%       (4.28)%        19.31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $100,578        $97,665       $82,866       $105,395       $85,693        $48,307
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets           1.11%(d)       1.11%         1.17%          1.12%         1.10%          1.21%(e)
=================================================================================================================================
Ratio of net investment income to average
  net assets                                      1.15%(d)       1.47%         1.90%          2.37%(b)      2.80%          2.66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                          34%           131%           90%            55%           49%            57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 2.52%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d) Ratios are annualized and based on average daily net assets of $100,550,298.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.31%
(f)  Not annualized for periods less than one year.

                             AIM V.I. BALANCED FUND

                                                                                   SERIES II
                                                              ----------------------------------------------------
                                                                                                  JANUARY 24, 2002
                                                              SIX MONTHS                            (DATE SALES
                                                                ENDED           YEAR ENDED         COMMENCED) TO
                                                               JUNE 30,        DECEMBER 31,         DECEMBER 31,
                                                                 2004              2003                 2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.95            $ 8.73              $ 10.70
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.05(a)           0.12(a)              0.14(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.29              1.29                (1.86)
==================================================================================================================
    Total from investment operations                              0.34              1.41                (1.72)
==================================================================================================================
Less dividends from net investment income                           --             (0.19)               (0.25)
==================================================================================================================
Net asset value, end of period                                  $10.29            $ 9.95              $  8.73
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                   3.42%            16.15%              (16.12)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $5,034            $4,133              $   733
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                           1.36%(c)          1.36%                1.42%(d)
==================================================================================================================
Ratio of net investment income to average net assets              0.90%(c)          1.22%                1.65%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(e)                                          34%              131%                  90%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $4,663,676.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

                             AIM V.I. BALANCED FUND

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and

                             AIM V.I. BALANCED FUND
state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                             AIM V.I. BALANCED FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Balanced Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                    WITHHOLDING
      TRUSTEES/MATTER                                               VOTES FOR        AUTHORITY
-----------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  485,251,764     20,583,220
      Frank S. Bayley.............................................  485,193,740     20,641,244
      James T. Bunch..............................................  485,846,832     19,958,152
      Bruce L. Crockett...........................................  485,356,560     20,478,424
      Albert R. Dowden............................................  485,381,238     20,453,746
      Edward K. Dunn, Jr..........................................  484,642,618     21,192,366
      Jack M. Fields..............................................  485,417,523     20,417,461
      Carl Frischling.............................................  484,781,819     21,053,165
      Robert H. Graham............................................  485,247,575     20,587,409
      Gerald J. Lewis.............................................  484,388,317     21,446,667
      Prema Mathai-Davis..........................................  484,212,736     21,622,248
      Lewis F. Pennock............................................  485,257,174     20,577,810
      Ruth H. Quigley.............................................  483,391,857     22,443,127
      Louis S. Sklar..............................................  484,592,297     21,242,687
      Larry Soll, Ph.D. ..........................................  484,654,198     21,180,786
      Mark H. Williamson..........................................  484,890,948     20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                             AIM V.I. BALANCED FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                  Vice President                                Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                    Vice President                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                             AIM V.I. BALANCED FUND

                                                       AIM V.I. BASIC VALUE FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                    AIM V.I. BASIC VALUE FUND seeks long-term growth of capital.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                AIM V.I. BASIC VALUE FUND

INDUSTRIALS, HEALTH CARE, ENERGY
SECTORS PACED FUND PERFORMANCE

Series I shares of AIM V.I. Basic Value     more than 1.2 million new jobs from           strong GDP growth in the United States
Fund returned 5.25% for the six-month       January through June, according to the        along with growing factory orders and
reporting period ended June 30, 2004,       U.S. Department of Labor.                     payrolls. While index returns in the
excluding product issuer charges. (Had                                                    health care sector were only modestly
the effects of product issuer charges          In its mid-June Beige Book report,         positive, the fund significantly
been included, the return would have        the U.S. Federal Reserve (the Fed) said       outperformed here as well, aided in
been lower.) Performance for Series II      economic activity in April and May            large part by good stock selection.
shares is shown in the table below.         continued to expand nationwide, with
Driven by generally strong stock            manufacturing increasing in most                 The fund's energy holdings generally
selection with the most significant         districts and retail sales remaining          outperformed what proved to be the best
contributions coming from industrials       even or rising in most areas.                 performing sector of the market. The
and health care, the fund outperformed      Residential real estate markets remained      energy sector continued to benefit from
its benchmarks, the S&P 500 Index, the      strong, and in a few areas, commercial        high commodity prices as well as the
Russell 1000 Value Index and the            real estate markets stabilized or even        ongoing threat of oil supply disruptions
Lipper Large-Cap Value Fund Index, which    strengthened, the Fed reported.               at a time of increasing global demand.
posted returns of 3.44%, 3.94% and
3.49%, respectively.                           According to Bloomberg, more than 85%         The financial and consumer staples
                                            of S&P 500 Index firms reporting              sectors underperformed during the
MARKET CONDITIONS                           first-quarter 2004 earnings met or            reporting period, hurting relative fund
                                            exceeded expectations. Despite strong         performance. While consumer staples were
Equity markets during the period were       earnings in the materials and                 impacted largely by stock specific
characterized by a consolidating market     information technology sectors, these         events, financials suffered from more
environment with returns more muted than    two sectors were among the poorer             general concerns over rising interest
those experienced in 2003. Strong           performing ones in the S&P 500 Index.         rates. While cognizant of the recent
macroeconomic news was offset by                                                          changes in monetary policy, we remain
concerns over higher interest rates,        YOUR FUND                                     focused on ensuring that financial
violence in Iraq and persistently high                                                    companies made appropriate capital
oil prices.                                 The fund's overweight position in             allocation decisions, as we believe this
                                            industrials, compared to the Russell          to be the more prominent driver in
   Gross domestic product (GDP), the        1000 Value Index, one of the index's          creating shareholder value over the
broadest measure of economic activity,      best-performing sectors, along with           long-term.
expanded at an annualized rate of 4.5%      strong stock selection in the sector,
in the first quarter of 2004 and 3.0%       helped fuel positive performance.                Among specific holdings that most
during the second quarter. What had been    Industrials outperformed the broader          benefited fund performance were
a "jobless recovery" produced               market on news of                             manufacturing conglomerate Tyco and life
                                                                                          sciences manufacturer Waters Corp. Tyco
                                                                                          continued to move beyond the controversy
                                                                                          associated with its former chief
                                                                                          executive officer, with investors now
                                                                                          focused on accelerating sales growth,
                                                                                          margin expansion

====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                     TOP 10 INDUSTRIES*                            FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Tyco International Ltd.                  1. Pharmaceuticals                  6.5%     Total returns 12/31/03-6/30/04,
    (Bermuda)                        4.8%    2. Thrifts & Mortgage Finance       5.7      excluding product issuer charges. If
 2. Computer Associates                      3. Health Care Distributors         5.2      product issuer charges were included,
    International, Inc.              3.4     4. Data Processing & Outsourced              returns would be lower.
 3. Fannie Mae                       3.3        Services                         5.1
 4. First Data Corp.                 3.2     5. Industrial Conglomerates         4.8      Series I Shares                     5.25%
 5. Cardinal Health, Inc.            2.9     6. Building Products                4.6      Series II Shares                    5.18
 6. Waste Management, Inc.           2.9     7. Advertising                      4.4      S&P 500 Index
 7. Cendant Corp.                    2.6     8. Diversified Commercial                    (Broad Market Index)                3.44
 8. Citigroup Inc.                   2.6        Services                         4.3      Russell 1000 Value Index
 9. Aventis S.A. (France)            2.4     9. Other Diversified Financial               (Style-specific Index)              3.94
10. Masco Corp.                      2.3        Services                         4.1      Lipper Large-Cap Value
                                            10. Investment Banking & Brokerage   3.7      Fund Index
                                                                                          (Peer Group Index)                  3.49

                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS*             50
                                                                                          TOTAL NET ASSETS          $751.2 MILLION
====================================================================================================================================

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                           AIM V.I. BASIC VALUE FUND

opportunities and significant cash-flow     in quality companies when they are            tions in the value of the U.S. dollar
generation. Waters benefited from a         significantly undervalued on an absolute      relative to the values of other
broad-based recovery for both               basis. As managers, we know a long-term       currencies, the custody arrangements made
replacements and equipment upgrades in      investment horizon and attractive value       for the fund's foreign holdings,
its core instrumentation business.          content are critical to creating wealth.      differences in accounting, political
                                            At the close of the period the discount       risks and the lesser degree of public
   Detractors from fund performance         between market value and our estimate of      information required to be provided by
included Omnicom Group, the world's         portfolio intrinsic value remained            non-U.S. companies. The fund may invest
largest advertising conglomerate, and       attractive by historical standards. We        up to 25% of its assets in the
pharmaceuticals manufacturer Wyeth,         will continue to work hard on your            securities of non-U.S. issuers.
maker of both prescription drugs and        behalf to protect and grow this
such over-the-counter health products as    portfolio value. In the meantime, thank       ABOUT INDEXES USED IN THIS REPORT
Advil and Robitussin. Wyeth saw its         you for your investment and for sharing
stock weaken because of the perception      our long-term horizon.                        The unmanaged Lipper Large-Cap Value
of increased risk related to diet-drug                                                    Fund Index represents an average of the
litigation. Omnicom Group's poor perfor-    AVERAGE ANNUAL TOTAL RETURNS                  performance of the 30 largest
mance was largely market related over       ----------------------------------------      large-capitalization value funds tracked
concerns that its clients are not           As of 6/30/04                                 by Lipper, Inc., an independent mutual
increasing advertising spending to the                                                          fund performance monitor.
level expected. We believe the issues       SERIES I SHARES
faced by both companies are transitory      Inception (9/10/01)         4.25%                The unmanaged Standard & Poor's
in nature and there was little, if any,       1 Year                    24.29              Composite Index of 500 Stocks (the S&P
change in the intrinsic value of either                                                     500--Registered Trademark-- Index) is an
company. We continued to own both           SERIES II SHARES                              index of common stocks frequently used
companies at the close of the period.       Inception (9/10/01)         4.02%             as a general measure of U.S. stock
                                             1 Year                    24.00              market performance.
   At this point in the economic
recovery, the extremes created in the       PERFORMANCE INFORMATION                          The unmanaged Russell
recent bear market have largely been                                                      1000--Registered Trademark-- Value Index
erased. As markets have rallied, the        The Series I and Series II shares invest      is a subset of the unmanaged Russell
abundance of compelling valuation           in the same portfolio of securities and       1000 Index, which represents the
opportunities in economically sensitive     will have substantially similar               performance of the stocks of
stocks relative to more defensive stocks    performance, except to the extent that        large-capitalization companies; the
has significantly decreased. At the end     expenses borne by each class differ.          Value subset measures the performance of
of the reporting period, we saw almost                                                    Russell 1000 companies with lower
equally attractive valuation                   The performance data quoted represent      price/book ratios and lower forecasted
opportunities in both areas. Based on       past performance and cannot guarantee         growth values.
our estimates, the relative valuation       comparable future results; current
advantage smaller companies enjoyed         performance may be lower or higher.              The fund is not managed to track the
during the past several years also          Please see your financial advisor for         performance of any particular index,
appears to have been corrected by the       the most recent month-end performance.        including the indexes defined here, and
significant outperformance of small- and    Performance figures reflect fund              consequently, the performance of the
mid-cap stocks in recent periods. As a      expenses, reinvested distributions and        fund may deviate significantly from the
result, our disciplined process has         changes in net asset value. Investment        performance of the indexes.
precipitated a gradual move into more       return and principal value will
economically defensive sectors such as      fluctuate so that you may have a gain or         A direct investment cannot be made in
health care as we are increasingly able     loss when you sell shares.                    an index. Unless otherwise indicated,
to find attractive valuation                                                              index results include reinvested
opportunities in these areas.                  AIM V.I. Basic Value Fund, a series        dividends, and they do not reflect sales
                                            portfolio of AIM Variable Insurance           charges. Performance of an index of
IN CLOSING                                  Funds, is offered through insurance           funds reflects fund expenses;
                                            company separate accounts to fund             performance of a market index does not.
We believe the absence of a long-term       variable annuity contracts and variable
investment horizon is a major obstacle      life insurance policies, and through          OTHER INFORMATION
many face in building significant wealth.   certain pension or retirement plans.
Results during this period were             Performance figures given represent the       The returns shown in the Management's
favorable, but normal market volatility     fund and are not intended to reflect          Discussion of Fund Performance are based
predominates in the short-run and limits    actual variable product values. They do       on net asset values calculated for
our ability to measure success. But over    not reflect sales charges, expenses and       shareholder transactions. Generally
longer time periods, we believe we have     fees at the separate account level.           accepted accounting principles require
the potential to turn market overreaction   Sales charges, expenses and fees, which       adjustments to be made to the net assets
and volatility into capital                 are determined by the product issuers,        of the fund at period end for financial
appreciation. Our strategy is to invest     will vary and will lower the total            reporting purposes, and as such, the net
                                            return.                                       asset value for shareholder transactions
                                                                                          and the returns based on those net asset
                                            PRINCIPAL RISKS OF INVESTING IN THE FUND      values may differ from the net asset
                                                                                          values and returns reported in the
                                            Investing in small and mid-size               Financial Highlights. Additionally, the
                                            companies involves risks not associated       returns and net asset values shown
                                            with investing in more established            throughout this report are at the fund
                                            companies, including business risk,           level only and do not include variable
                                            significant stock price fluctuations and      product issuer charges. If such charges
                                            illiquidity.                                  were included, the total returns would
                                                                                          be lower.
                                               International investing presents
                                            certain risks not associated with                Industry classifications used in this
                                            investing solely in the United States.        report are generally according to the
                                            These include risks relating to fluctua-      Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.

                                                                                             Bloomberg, Inc. is a well-known
                                                                                          independent financial research and
                                                                                          reporting firm.

                                                                                          A description of the policies and
                                                                                          procedures that the fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, from our
                                                                                          Client Services department at
                                                                                          800-959-4246 or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                          ========================================
                                                                                                  PORTFOLIO MANAGEMENT TEAM
                                                                                                        AS OF 6/30/04
                                                                                                     R. CANON COLEMAN II
                                                                                                   MATTHEW W. SEINSHEIMER
                                                                                                      MICHAEL J. SIMON
                                                                                                BRET W. STANLEY, LEAD MANAGER
                                                                                              ASSISTED BY THE BASIC VALUE TEAM
                                                                                          ========================================

                                                                                                                         VIBVA-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS-95.23%

ADVERTISING-4.35%

Interpublic Group of Cos., Inc. (The)(a)        1,160,500   $ 15,933,665
------------------------------------------------------------------------
Omnicom Group Inc.                                220,700     16,748,923
========================================================================
                                                              32,682,588
========================================================================

AEROSPACE & DEFENSE-1.45%

Honeywell International Inc.                      298,200     10,923,066
========================================================================

APPAREL RETAIL-2.26%

Gap, Inc. (The)                                   699,550     16,964,087
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.77%

Bank of New York Co., Inc. (The)                  507,050     14,947,834
------------------------------------------------------------------------
Janus Capital Group Inc.                          354,340      5,843,067
========================================================================
                                                              20,790,901
========================================================================

BUILDING PRODUCTS-4.59%

American Standard Cos. Inc.(a)                    422,550     17,032,990
------------------------------------------------------------------------
Masco Corp.                                       560,500     17,476,390
========================================================================
                                                              34,509,380
========================================================================

COMMUNICATIONS EQUIPMENT-1.06%

Motorola, Inc.                                    436,050      7,957,912
========================================================================

CONSUMER ELECTRONICS-1.05%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              288,850      7,856,720
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-5.05%

Ceridian Corp.(a)                                 624,150     14,043,375
------------------------------------------------------------------------
First Data Corp.                                  537,450     23,927,274
========================================================================
                                                              37,970,649
========================================================================

DIVERSIFIED BANKS-1.84%

Bank One Corp.                                    271,250     13,833,750
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.26%

Cendant Corp.                                     805,450     19,717,416
------------------------------------------------------------------------
H&R Block, Inc.                                   257,150     12,260,912
========================================================================
                                                              31,978,328
========================================================================

ELECTRIC UTILITIES-0.33%

FirstEnergy Corp.                                  65,700      2,457,837
========================================================================

ENVIRONMENTAL SERVICES-2.92%

Waste Management, Inc.                            715,950     21,943,867
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

FOOD RETAIL-3.07%

Kroger Co. (The)(a)                               787,100   $ 14,325,220
------------------------------------------------------------------------
Safeway Inc.(a)                                   345,650      8,758,771
========================================================================
                                                              23,083,991
========================================================================

GENERAL MERCHANDISE STORES-2.18%

Target Corp.                                      385,300     16,363,691
========================================================================

HEALTH CARE DISTRIBUTORS-5.22%

Cardinal Health, Inc.                             315,400     22,093,770
------------------------------------------------------------------------
McKesson Corp.                                    497,950     17,094,624
========================================================================
                                                              39,188,394
========================================================================

HEALTH CARE EQUIPMENT-2.30%

Waters Corp.(a)                                   361,100     17,253,358
========================================================================

HEALTH CARE FACILITIES-1.70%

HCA Inc.                                          307,400     12,784,766
========================================================================

HEALTH CARE SERVICES-0.96%

IMS Health Inc.                                   308,850      7,239,444
========================================================================

HOTELS, RESORTS & CRUISE LINES-1.98%

Starwood Hotels & Resorts Worldwide, Inc.         332,150     14,896,928
========================================================================

INDUSTRIAL CONGLOMERATES-4.83%

Tyco International Ltd. (Bermuda)               1,093,850     36,250,189
========================================================================

INDUSTRIAL MACHINERY-1.10%

Parker Hannifin Corp.                             138,450      8,232,237
========================================================================

INVESTMENT BANKING & BROKERAGE-3.74%

Merrill Lynch & Co., Inc.                         270,850     14,620,483
------------------------------------------------------------------------
Morgan Stanley                                    255,050     13,458,989
========================================================================
                                                              28,079,472
========================================================================

LEISURE PRODUCTS-0.50%

Mattel, Inc.                                      207,900      3,794,175
========================================================================

MANAGED HEALTH CARE-2.08%

UnitedHealth Group Inc.                           250,700     15,606,075
========================================================================

MOVIES & ENTERTAINMENT-2.26%

Walt Disney Co. (The)                             664,750     16,944,478
========================================================================

MULTI-LINE INSURANCE-1.53%

Genworth Financial Inc.-Class A(a)                501,700     11,514,015
========================================================================

OIL & GAS DRILLING-3.49%

ENSCO International Inc.                          366,900     10,676,790
------------------------------------------------------------------------

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. BASIC VALUE FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
OIL & GAS DRILLING-(CONTINUED)

Transocean Inc. (Cayman Islands)(a)               536,550   $ 15,527,757
========================================================================
                                                              26,204,547
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.35%

Halliburton Co.                                   409,800     12,400,548
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)       283,550     12,754,079
========================================================================
                                                              25,154,627
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.09%

Citigroup Inc.                                    422,650     19,653,225
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           286,040     11,089,771
========================================================================
                                                              30,742,996
========================================================================

PHARMACEUTICALS-6.48%

Aventis S.A. (France)                             233,400     17,661,372
------------------------------------------------------------------------
Pfizer Inc.                                       437,000     14,980,360
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (France)                    55,800      3,545,306
------------------------------------------------------------------------
Wyeth                                             346,100     12,514,976
========================================================================
                                                              48,702,014
========================================================================

PROPERTY & CASUALTY INSURANCE-2.10%

ACE Ltd. (Cayman Islands)                         372,950     15,768,326
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

SEMICONDUCTOR EQUIPMENT-1.23%

Novellus Systems, Inc.(a)                         294,100   $  9,246,504
========================================================================

SYSTEMS SOFTWARE-3.41%

Computer Associates International, Inc.           911,700     25,582,302
========================================================================

THRIFTS & MORTGAGE FINANCE-5.70%

Fannie Mae                                        344,950     24,615,632
------------------------------------------------------------------------
MGIC Investment Corp.                             133,350     10,115,931
------------------------------------------------------------------------
Radian Group Inc.                                 169,350      8,111,865
========================================================================
                                                              42,843,428
========================================================================
    Total Common Stocks (Cost $582,944,412)                  715,345,042
========================================================================

MONEY MARKET FUNDS-3.80%

Liquid Assets Portfolio-Institutional
  Class(b)                                     14,262,103     14,262,103
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)    14,262,103     14,262,103
========================================================================
    Total Money Market Funds (Cost
      $28,524,206)                                            28,524,206
========================================================================
TOTAL INVESTMENTS-99.03% (Cost $611,468,618)                 743,869,248
========================================================================
OTHER ASSETS LESS LIABILITIES-0.97%                            7,308,251
========================================================================
NET ASSETS-100.00%                                          $751,177,499
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. BASIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $582,944,412)                                  $715,345,042
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $28,524,206)                               28,524,206
=============================================================
     Total investments (cost $611,468,618)        743,869,248
=============================================================
Receivables for:
  Investments sold                                 11,551,835
-------------------------------------------------------------
  Fund shares sold                                  2,780,253
-------------------------------------------------------------
  Dividends                                           511,725
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     24,488
-------------------------------------------------------------
Other assets                                           30,649
=============================================================
     Total assets                                 758,768,198
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             6,512,494
-------------------------------------------------------------
  Fund shares reacquired                              454,277
-------------------------------------------------------------
  Deferred compensation and retirement plans           29,069
-------------------------------------------------------------
Accrued administrative services fees                  414,434
-------------------------------------------------------------
Accrued distribution fees -- Series II                180,425
=============================================================
     Total liabilities                              7,590,699
=============================================================
Net assets applicable to shares outstanding      $751,177,499
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $622,247,386
-------------------------------------------------------------
  Undistributed net investment income (loss)         (212,251)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
     investment securities and foreign
     currencies                                    (3,260,316)
-------------------------------------------------------------
  Unrealized appreciation of investment
     securities and foreign currencies            132,402,680
=============================================================
                                                 $751,177,499
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $443,756,486
_____________________________________________________________
=============================================================
Series II                                        $307,421,013
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           39,559,363
_____________________________________________________________
=============================================================
Series II                                          27,556,447
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      11.22
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      11.16
_____________________________________________________________
=============================================================


STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $51,660)                                       $ 3,238,161
------------------------------------------------------------
Dividends from affiliated money market funds         152,083
============================================================
    Total investment income                        3,390,244
============================================================

EXPENSES:

Advisory fees                                      2,332,812
------------------------------------------------------------
Administrative services fees                         874,610
------------------------------------------------------------
Custodian fees                                         6,882
------------------------------------------------------------
Distribution fees -- Series II                       349,396
------------------------------------------------------------
Transfer agent fees                                    3,039
------------------------------------------------------------
Trustees' fees                                         9,094
------------------------------------------------------------
Other                                                 18,638
============================================================
    Total expenses                                 3,594,471
============================================================
Less: Fees waived and expense offset
  arrangement                                         (3,004)
============================================================
    Net expenses                                   3,591,467
============================================================
    Net investment income (loss)                    (201,223)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            4,935,026
------------------------------------------------------------
  Foreign currencies                                 (53,891)
============================================================
                                                   4,881,135
============================================================
Change in net unrealized appreciation of:
  Investment securities                           28,342,951
------------------------------------------------------------
  Foreign currencies                                   2,625
============================================================
                                                  28,345,576
============================================================
Net gain from investment securities and foreign
  currencies                                      33,226,711
============================================================
Net increase in net assets resulting from
  operations                                     $33,025,488
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. BASIC VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (201,223)   $   (364,956)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
     foreign currencies                                          4,881,135      (2,580,413)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
     securities and foreign currencies                          28,345,576     116,480,260
==========================================================================================
     Net increase in net assets resulting from operations       33,025,488     113,534,891
==========================================================================================
Distributions to shareholders from net investment
  income -- Series I                                                    --         (89,726)
==========================================================================================
Share transactions-net:

  Series I                                                     115,207,516     152,189,833
------------------------------------------------------------------------------------------
  Series II                                                     39,684,178      95,111,846
==========================================================================================
     Net increase in net assets resulting from share
      transactions                                             154,891,694     247,301,679
==========================================================================================
     Net increase in net assets                                187,917,182     360,746,844
==========================================================================================


NET ASSETS:

  Beginning of period                                          563,260,317     202,513,473
==========================================================================================
  End of period (including undistributed net investment
     income (loss) of $(212,251) and $(11,028) for 2004 and
     2003, respectively)                                      $751,177,499    $563,260,317
__________________________________________________________________________________________
==========================================================================================


See accompanying notes which are an integral part of the financial statements.

                           AIM V.I. BASIC VALUE FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may

                           AIM V.I. BASIC VALUE FUND
be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets on the next $500 million, plus 0.675% of the Fund's average daily net assets on the next $500 million, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $2,966.

                           AIM V.I. BASIC VALUE FUND

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $874,610 for such services, of which AIM retained $79,580 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $13,900 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $349,396.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                            UNREALIZED
                            MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND     REALIZED
FUND                          12/31/03       AT COST       FROM SALES     (DEPRECIATION)     06/30/04      INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                     $13,519,448    $ 56,814,936   $ (56,072,281)     $    --       $14,262,103    $ 77,903      $    --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-Institutional
  Class                      13,519,448      56,814,936     (56,072,281)          --        14,262,103      74,180           --
=================================================================================================================================
                            $27,038,896    $113,629,872   $(112,144,562)     $    --       $28,524,206    $152,083      $    --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which results from periodic overnight cash balances at the custodian. For the six months ended June 30, 2004, the Fund received credits in custodian fees of $38 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $38.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,630 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                           AIM V.I. BASIC VALUE FUND

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                   CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD*
----------------------------------------------------------------------------------
December 31, 2009                                                   $    4,100
----------------------------------------------------------------------------------
December 31, 2010                                                    5,253,988
----------------------------------------------------------------------------------
December 31, 2011                                                    1,522,161
==================================================================================
Total capital loss carryforward                                     $6,780,249
__________________________________________________________________________________
==================================================================================

* Any capital loss carryforward as of date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $139,247,426 and $26,548,752, respectively.

                UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
--------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities    $134,655,330
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (3,736,220)
==========================================================================
Net unrealized appreciation of investment securities          $130,919,110
__________________________________________________________________________
==========================================================================
Cost of investments for tax purposes is 612,950,138.

                           AIM V.I. BASIC VALUE FUND

NOTE 9--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2004               DECEMBER 31, 2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     8,722,200    $ 95,561,480    19,313,572    $174,114,472
----------------------------------------------------------------------------------------------------------------------
  Series II                                                    5,930,044      64,599,331    12,433,808     110,104,487
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --              --         8,805          89,726
======================================================================================================================
Issued in connection with acquisitions:*
  Series I                                                     2,495,812      27,079,556            --              --
======================================================================================================================
Reacquired:
  Series I                                                      (684,213)     (7,433,520)   (2,570,676)    (22,014,365)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                   (2,292,281)    (24,915,153)   (1,653,745)    (14,992,641)
======================================================================================================================
                                                              14,171,562    $154,891,694    27,531,764    $247,301,679
______________________________________________________________________________________________________________________
======================================================================================================================

* As of the opening of business on May 3, 2004, the Fund acquired all of the net assets of LSA Basic Value Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on December 10, 2003 and by LSA Basic Value Fund shareholders on March 26, 2004. The acquisition was accomplished by a tax-free exchange of 2,495,812 shares of the Fund for 2,644,386 shares of LSA Basic Value Fund outstanding as of the close of business on April 30, 2004. LSA Basic Value Fund's net assets at that date of $27,079,556, including $3,492,199 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $657,224,099.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              ----------------------------------------------------------
                                                                                                      SEPTEMBER 10, 2001
                                                              SIX MONTHS           YEAR ENDED          (DATE OPERATIONS
                                                                ENDED             DECEMBER 31,          COMMENCED) TO
                                                               JUNE 30,        -------------------       DECEMBER 31,
                                                                 2004            2003       2002             2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.66        $   7.98    $ 10.25         $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.00            0.00       0.02(a)         0.01
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.56            2.68      (2.29)           0.25
========================================================================================================================
    Total from investment operations                               0.56            2.68      (2.27)           0.26
========================================================================================================================
Less dividends from net investment income                            --           (0.00)     (0.00)          (0.01)
========================================================================================================================
Net asset value, end of period                                 $  11.22        $  10.66    $  7.98         $ 10.25
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                    5.25%          33.63%    (22.15)%          2.63%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $443,756        $309,384    $97,916         $19,638
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets(c)                         1.00%(d)        1.04%      1.16%           1.27%(e)
========================================================================================================================
Ratio of net investment income to average net assets               0.05%(d)        0.01%      0.18%           0.28%(e)
________________________________________________________________________________________________________________________
========================================================================================================================

Portfolio turnover rate(f)                                            4%             18%        22%              4%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) After fee waivers. The ratio of expenses to average net assets before fee waivers was 2.61% for the period September 10, 2001 (date operations commenced) to December 31, 2001.
(d) Ratios are annualized and based on average daily net assets of $371,270,103.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                           AIM V.I. BASIC VALUE FUND

                                                                                        SERIES II
                                                              --------------------------------------------------------------
                                                                                                          SEPTEMBER 10, 2001
                                                              SIX MONTHS            YEAR ENDED             (DATE OPERATIONS
                                                                ENDED              DECEMBER 31,             COMMENCED) TO
                                                               JUNE 30,        --------------------          DECEMBER 31,
                                                                 2004            2003        2002                2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.61        $   7.96    $  10.25             $10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)          (0.02)      (0.01)(a)           0.00
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.56            2.67       (2.28)              0.26
============================================================================================================================
    Total from investment operations                               0.55            2.65       (2.29)              0.26
============================================================================================================================
Less dividends from net investment income                            --           (0.00)      (0.00)             (0.01)
============================================================================================================================
Net asset value, end of period                                 $  11.16        $  10.61    $   7.96             $10.25
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                    5.18%          33.29%     (22.34)%             2.58%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $307,421        $253,877    $104,597             $  513
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets(c)                         1.25%(d)        1.29%       1.41%              1.44%(e)
============================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.20)%(d)      (0.24)%     (0.07)%             0.12%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(f)                                            4%             18%         22%                 4%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) After fee waivers. The ratio of expenses to average net assets before fee waivers was 2.88% for the period September 10, 2001 (date operations commenced) to December 31, 2001.
(d) Ratios are annualized and based on average daily net assets of $281,052,646.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from

                           AIM V.I. BASIC VALUE FUND
serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery,

                           AIM V.I. BASIC VALUE FUND
including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                           AIM V.I. BASIC VALUE FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Basic Value Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                     WITHHOLDING
      TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  485,251,764      20,583,220
      Frank S. Bayley.............................................  485,193,740      20,641,244
      James T. Bunch..............................................  485,846,832      19,958,152
      Bruce L. Crockett...........................................  485,356,560      20,478,424
      Albert R. Dowden............................................  485,381,238      20,453,746
      Edward K. Dunn, Jr. ........................................  484,642,618      21,192,366
      Jack M. Fields..............................................  485,417,523      20,417,461
      Carl Frischling.............................................  484,781,819      21,053,165
      Robert H. Graham............................................  485,247,575      20,587,409
      Gerald J. Lewis.............................................  484,388,317      21,446,667
      Prema Mathai-Davis..........................................  484,212,736      21,622,248
      Lewis F. Pennock............................................  485,257,174      20,577,810
      Ruth H. Quigley.............................................  483,391,857      22,443,127
      Louis S. Sklar..............................................  484,592,297      21,242,687
      Larry Soll, Ph.D. ..........................................  484,654,198      21,180,786
      Mark H. Williamson..........................................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                           AIM V.I. BASIC VALUE FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                                                                    11 Greenway Plaza
                                  Robert H. Graham                              Suite 100
Frank S. Bayley                    Chairman and President                       Houston, TX 77046-1173

James T. Bunch                    Mark H. Williamson                            INVESTMENT ADVISOR
                                   Executive Vice President                     A I M Advisors, Inc.
Bruce L. Crockett                                                               11 Greenway Plaza
                                  Kevin M. Carome                               Suite 100
Albert R. Dowden                   Senior Vice President, Secretary             Houston, TX 77046-1173
                                   and Chief Legal Officer
Edward K. Dunn, Jr.                                                             TRANSFER AGENT
                                  Sidney M. Dilgren                             AIM Investment Services, Inc.
Jack M. Fields                     Vice President and Treasurer                 P.O. Box 4739
                                                                                Houston, TX 77210-4739
Carl Frischling                   Robert G. Alley
                                   Vice President                               CUSTODIAN
Robert H. Graham                                                                State Street Bank and Trust Company
                                  Stuart W. Coco                                225 Franklin Street
Gerald J. Lewis                    Vice President                               Boston, MA 02110-2801

Prema Mathai-Davis                Melville B. Cox                               COUNSEL TO THE FUNDS
                                   Vice President                               Foley & Lardner LLP
Lewis F. Pennock                                                                3000 K N.W., Suite 500
                                  Karen Dunn Kelley                             Washington, D.C. 20007-5111
Ruth H. Quigley                    Vice President
                                                                                COUNSEL TO THE TRUSTEES
Louis S. Sklar                    Edgar M. Larsen                               Kramer, Levin, Naftalis & Frankel LLP
                                   Vice President                               919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                           AIM V.I. BASIC VALUE FUND

                                                         AIM V.I. BLUE CHIP FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                              AIM V.I. BLUE CHIP FUND seeks to provide long-term
                             growth of capital and, secondarily, current income.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                  AIM V.I. BLUE CHIP FUND

FUND MAINTAINED FOCUS                                                                     YOUR FUND
ON MARKET LEADERS
                                                                                          AIM V.I. Blue Chip Fund continued to be
AIM V.I. Blue Chip Fund Series I shares     rate of 4.5% in the first quarter of          broadly diversified across all market
posted total return of 0.76%, excluding     2004 and 3.0% during the second quarter.      sectors, with a focus on long-term
product issuer charges, for the             What had been a "jobless recovery"            large-/mega-cap market leaders.
six-month period ending June 30, 2004.      produced 1.2 million new jobs from            Companies qualify as market leaders
(Had the effects of product issuer          January through June, according to the        based on a number of criteria, including
charges been included, the return would     U.S. Department of Labor. An improved         superior technologies, products and/or
have been lower.) Performance for Series    job market likely contributed to rising       services, strong market share, good
II shares and benchmark indexes is shown    consumer confidence, which reached a          management strategy and strong financial
in the table below.                         two-year high in June, according to the       position as reflected in such factors as
                                            Conference Board.                             earnings growth, profit margins, cash
   The fund underperformed the S&P 500                                                    flow, debt levels and return on equity.
Index, which returned 3.44%, and the           The S&P 500 Index advanced only            Our target allocation to any of the 10
Lipper Large-Cap Core Fund Index, which     slightly during the reporting period,         market sectors falls into a range from
returned 2.24%, mainly because investors    growing by single digits in January,          50% to 150% of the sector's weighting in
favored the more economically sensitive     February, May and June, but declined by       the Russell 1000 Index. We combine this
small- and mid-cap value segment of the     single digits in March and April. For         broad sector diversification with
market over the quality large- and          the reporting period, the                     flexibility and selectivity at the stock
mega-cap companies on which the fund        strongest-performing sectors were             level, which enables us to position the
tends to focus.                             energy, industrials and consumer              fund for different market environments
                                            staples. Despite strong earnings in the       while maintaining our long-term
MARKET CONDITIONS                           materials and information technology          strategy.
                                            sectors, they were the weakest
As the reporting period closed, the U.S.    performers of the S&P 500 Index sectors.         During the reporting period, our
Federal Reserve (the Fed) voted to hike                                                   overall large/mega-cap strategy was
the federal funds target rate by 25            Small-, mid- and large-cap stocks          somewhat out of favor as investors
basis points (0.25%)--its first rate        posted single-digit gains during the          predominantly focused on small- and
increase in four years and a move much      reporting period. Small-cap stocks were       mid-cap companies--the most economically
anticipated by markets. The Fed's           the best-performing segment, outpacing        sensitive segment of the market and
decision came amid signs that the           mid-cap stocks by a small margin and          historically the first to benefit from
economy was strengthening and inflation,    large-caps by a wide margin. Value            an economic recovery. Although large-cap
while still relatively tame, had risen      stocks generally outperformed growth          stocks rebounded somewhat in the second
in recent months.                           stocks, with small-cap value stocks           quarter, as represented by the Russell
                                            generally posting the best returns.           1000 Index, small caps remained the
   Gross domestic product, the broadest                                                   leaders. However, our bottom-up stock
measure of economic activity, expanded                                                    selection process and the resulting
at an annualized                                                                          sector weights did help fund performance
                                                                                          during the period by

===================================================================================================================================
TOP 10 EQUITY HOLDINGS*                     TOP 10 INDUSTRIES*                            FUND VS. INDEXES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                   3.4%   1. Pharmaceuticals                   7.6%    Total returns 12/31/03-D6/30/04,
 2. Citigroup Inc.                    3.3    2. Industrial Conglomerates          5.5     excluding product issuer charges.
 3. Cisco Systems, Inc.               2.9    3. Systems Software                  5.4     If product issuer charges were
 4. Pfizer Inc.                       2.9    4. Other Diversified Financial               included, returns would be lower.
 5. General Electric Co.              2.9       Services                          5.2
 6. Exxon Mobil Corp.                 2.7    5. Semiconductors                    4.8     Series I Shares                     0.76%
 7. American International Group,            6. Health Care Equipment             4.5     Series II Shares                    0.61
    Inc.                              2.3    7. Investment Banking & Brokerage    3.6     S&P 500 Index (Broad Market and
 8. Wal-Mart Stores, Inc.             2.2    8. Computer Hardware                 2.9     Style-specific Index)               3.44
 9. Procter & Gamble Co. (The)        2.0    9. Consumer Finance                  2.9     Lipper Large-Cap Core Index
10. J.P. Morgan Chase & Co.           1.9   10. Communications Equipment          2.9     (Peer Group Index)                  2.24

                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS*             94
                                                                                          TOTAL NET ASSETS          $132.3 MILLION
===================================================================================================================================


*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

=====================================
      PORTFOLIO MANAGEMENT TEAM
            AS OF 6/30/04
          KIRK L. ANDERSON
    MONIKA H. DEGAN, LEAD MANAGER
ASSISTED BY THE LARGE CAP GROWTH TEAM
=====================================

                                                                                                      AIM V.I. BLUE CHIP FUND

positioning the fund to benefit from the    IN CLOSING                                    separate account level. Sales charges,
ongoing economic recovery.                                                                expenses and fees, which are determined
                                            Throughout the reporting period, we           by the product issuers, will vary and
   We increased the fund's weighting in     remained committed to our strategy of         will lower the total return.
industrials as the economic recovery led    seeking market-leading companies with
to increased capital spending and           strong earnings fundamentals and              PRINCIPAL RISKS OF INVESTING IN THE FUND
improved earnings for many companies in     attractive relative values, and we are
this sector. We somewhat reduced the        confident in our fund positioning and         International investing presents certain
fund's weighting in the information         long-term strategy. We appreciate your        risks not associated with investing
technology sector, as we trimmed some of    continued investment in AIM V.I. Blue         solely in the United States. These
our holdings and realized some profits      Chip Fund.                                    include risks relating to fluctuations
from the strong performance of these                                                      in the value of the U.S. dollar relative
stocks during 2003. But given strong        AVERAGE ANNUAL TOTAL RETURNS                  to the values of other currencies, the
capital spending and solid earnings         -------------------------------------         custody arrangements made for the fund's
fundamentals of our information             As of 6/30/04                                 foreign holdings, differences in
technology holdings, the fund continued                                                   accounting, political risks and the
to be overweight in this sector. The        SERIES I SHARES                               lesser degree of public information
fund maintained approximately               Inception (12/29/99)          -8.74%          required to be provided by non-U.S.
market-weight positions in the health       1 Year                        13.75           companies. The fund may invest up to 25%
care and financial sectors relative to                                                    of its assets in the securities of
its benchmark. At the close of the          SERIES II SHARES                              non-U.S. issuers.
reporting period, the fund's largest        Inception                     -8.98%
relative overweight sectors were            1 Year                        13.45           ABOUT INDEXES USED IN THIS REPORT
industrials and information technology,
while the most underweight sectors were     PERFORMANCE INFORMATION                       The unmanaged Standard & Poor's
energy and financials.                                                                    Composite Index of 500 Stocks (the S&P
                                            Returns since the inception date of           500--Registered Trademark-- Index) is an
   The returns on the fund's holdings in    Series II shares are historical. All          index of common stocks frequently used
the industrials and health care sectors     other returns are the blended returns of      as a general measure of U.S. stock
benefited performance, as they exceeded     the historical performance of the fund's      market performance.
returns for the same sectors in the S&P     Series II shares since their inception
500 Index. Specific holdings that helped    and the restated historical performance          The unmanaged Lipper Large-Cap Core
fund performance during the reporting       of the fund's Series I shares (for            Fund Index represents an average of the
period included:                            periods prior to inception of the Series      performance of the 30 largest
                                            II shares) adjusted to reflect the            large-capitalization core equity funds
o Apollo Group, Inc., which experienced     higher Rule 12b-1 fees applicable to the      tracked by Lipper, Inc., an independent
  a strong enrollment surge last year       Series II shares. The inception date of       mutual fund performance monitor.
  in its University of Phoenix and          the fund's Series I shares is 12/29/99.
  other universities that offer             The inception date of the fund's Series          The unmanaged Russell 1000
  college-level and advanced degrees to     II shares is 3/13/02. The Series I and        --Registered Trademark-- Index
  working adults;                           Series II shares invest in the same           represents the performance of the stocks
                                            portfolio of securities and will have         of large-capitalization companies.
o Tyco International, the diversified       substantially similar performance,
  manufacturing and service                 except to the extent that expenses borne         The fund is not managed to track the
  conglomerate, whose balance sheet         by each class differ.                         performance of any particular index,
  improved under new management;                                                          including the indexes defined here, and
                                               The performance data quoted represent      consequently, the performance of the
o Zimmer Holdings, which reported           past performance and cannot guarantee         fund may deviate significantly from the
  strong earnings and gained market         comparable future results; current            performance of the indexes.
  share with its orthopedic implants;       performance may be lower or higher.
                                            Please see your financial advisor for            A direct investment cannot be made in
o Boston Scientific, a medical              the most recent month-end performance.        an index. Unless otherwise indicated,
  technology company that introduced        Performance figures reflect fund              index results include reinvested
  drug-coated arterial stents.              expenses, reinvested distributions and        dividends, and they do not reflect sales
                                            changes in net asset value. Investment        charges. Performance of an index of
   Information technology stocks            return and principal value will               funds reflects fund expenses;
detracted from fund performance during      fluctuate so that you may have a gain or      performance of a market index does not.
the period. Those included:                 loss when you sell shares.
                                                                                          OTHER INFORMATION
o VERITAS Software, which develops data        AIM V.I. Blue Chip Fund, a series
  availability software;                    portfolio of AIM Variable Insurance           The returns shown in the Management's
                                            Funds, is offered through insurance           Discussion of Fund Performance are based
o Semiconductor manufacturer Intel.         company separate accounts to fund             on net asset values calculated for
                                            variable annuity contracts and variable       shareholder transactions. Generally
                                            life insurance policies, and through          accepted accounting principles require
                                            certain pension or retirement plans.          adjustments to be made to the net assets
                                            Performance figures given represent the       of the fund at period end for financial
                                            fund and are not intended to reflect          reporting purposes, and as such, the net
                                            actual variable product values. They do       asset values for shareholder
                                            not reflect sales charges, expenses and       transactions and the returns based on
                                            fees at the                                   those net asset values may differ from
                                                                                          the net asset values and returns
                                                                                          reported in the Financial Highlights.
                                                                                          Additionally, the returns and net asset
                                                                                          values shown throughout this report are
                                                                                          at the fund level only and do not
                                                                                          include variable product issuer charges.
                                                                                          If such charges were included, the total
                                                                                          returns would be lower.

                                                                                             Industry classifications used in this
                                                                                          report are generally according to the
                                                                                          Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.

                                                                                             The Conference Board is a
                                                                                          not-for-profit organization that
                                                                                          conducts research and publishes
                                                                                          information and analysis to help
                                                                                          businesses strengthen their performance.

                                                                                          A description of the policies and
                                                                                          procedures that the fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, from our
                                                                                          Client Services department at
                                                                                          800-959-4246, or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                                                       VIBCH-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.58%

ADVERTISING-0.50%

Omnicom Group Inc.                                 8,800    $    667,832
========================================================================

AEROSPACE & DEFENSE-2.05%

Honeywell International Inc.                      28,700       1,051,281
------------------------------------------------------------------------
United Technologies Corp.                         18,200       1,664,936
========================================================================
                                                               2,716,217
========================================================================

AIR FREIGHT & LOGISTICS-0.64%

United Parcel Service, Inc.-Class B               11,300         849,421
========================================================================

ALUMINUM-0.78%

Alcoa Inc.                                        31,400       1,037,142
========================================================================

APPAREL RETAIL-0.95%

Gap, Inc. (The)                                   51,700       1,253,725
========================================================================

BIOTECHNOLOGY-1.96%

Amgen Inc.(a)                                     29,100       1,587,987
------------------------------------------------------------------------
Genentech, Inc.(a)                                17,800       1,000,360
========================================================================
                                                               2,588,347
========================================================================

BUILDING PRODUCTS-0.65%

Masco Corp.                                       27,400         854,332
========================================================================

CASINOS & GAMING-0.70%

International Game Technology                     24,100         930,260
========================================================================

COMMUNICATIONS EQUIPMENT-2.88%

Cisco Systems, Inc.(a)                           161,000       3,815,700
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.73%

Best Buy Co., Inc.                                19,000         964,060
========================================================================

COMPUTER HARDWARE-2.93%

Dell Inc.(a)                                      64,000       2,292,480
------------------------------------------------------------------------
International Business Machines Corp.             18,000       1,586,700
========================================================================
                                                               3,879,180
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.78%

EMC Corp.(a)                                      90,400       1,030,560
========================================================================

CONSUMER FINANCE-2.90%

American Express Co.                              34,100       1,752,058
------------------------------------------------------------------------
MBNA Corp.                                        52,400       1,351,396
------------------------------------------------------------------------
SLM Corp.                                         18,200         736,190
========================================================================
                                                               3,839,644
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

DATA PROCESSING & OUTSOURCED SERVICES-1.89%

Automatic Data Processing, Inc.                   22,500    $    942,300
------------------------------------------------------------------------
First Data Corp.                                  35,100       1,562,652
========================================================================
                                                               2,504,952
========================================================================

DEPARTMENT STORES-0.46%

J.C. Penney Co., Inc.                             16,000         604,160
========================================================================

DIVERSIFIED BANKS-2.07%

Bank of America Corp.                             18,000       1,523,160
------------------------------------------------------------------------
Wells Fargo & Co.                                 21,200       1,213,276
========================================================================
                                                               2,736,436
========================================================================

DIVERSIFIED CHEMICALS-0.79%

Dow Chemical Co. (The)                            25,600       1,041,920
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.15%

Apollo Group, Inc.-Class A(a)                     16,800       1,483,272
------------------------------------------------------------------------
Cendant Corp.                                     55,700       1,363,536
========================================================================
                                                               2,846,808
========================================================================

ELECTRIC UTILITIES-0.98%

FPL Group, Inc.                                   10,200         652,290
------------------------------------------------------------------------
Southern Co. (The)                                22,100         644,215
========================================================================
                                                               1,296,505
========================================================================

ENVIRONMENTAL SERVICES-0.68%

Waste Management, Inc.                            29,300         898,045
========================================================================

FOOD DISTRIBUTORS-0.77%

Sysco Corp.                                       28,400       1,018,708
========================================================================

FOOTWEAR-0.73%

NIKE, Inc.-Class B                                12,800         969,600
========================================================================

GENERAL MERCHANDISE STORES-0.71%

Target Corp.                                      22,200         942,834
========================================================================

HEALTH CARE EQUIPMENT-4.46%

Boston Scientific Corp.(a)                        31,000       1,326,800
------------------------------------------------------------------------
Medtronic, Inc.                                   27,900       1,359,288
------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         10,100         764,065
------------------------------------------------------------------------
Waters Corp.(a)                                   14,300         683,254
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          20,100       1,772,820
========================================================================
                                                               5,906,227
========================================================================

HOME IMPROVEMENT RETAIL-1.49%

Home Depot, Inc. (The)                            56,000       1,971,200
========================================================================

                            AIM V.I. BLUE CHIP FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES-1.16%

Carnival Corp. (Panama)                           17,000    $    799,000
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         16,500         740,025
========================================================================
                                                               1,539,025
========================================================================

HOUSEHOLD PRODUCTS-2.75%

Colgate-Palmolive Co.                             16,700         976,115
------------------------------------------------------------------------
Procter & Gamble Co. (The)                        48,800       2,656,672
========================================================================
                                                               3,632,787
========================================================================

HOUSEWARES & SPECIALTIES-0.55%

Fortune Brands, Inc.                               9,600         724,128
========================================================================

HYPERMARKETS & SUPER CENTERS-2.87%

Costco Wholesale Corp.                            21,300         874,791
------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             55,500       2,928,180
========================================================================
                                                               3,802,971
========================================================================

INDUSTRIAL CONGLOMERATES-5.51%

3M Co.                                            11,000         990,110
------------------------------------------------------------------------
General Electric Co.                             116,900       3,787,560
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 75,800       2,512,012
========================================================================
                                                               7,289,682
========================================================================

INDUSTRIAL GASES-0.67%

Air Products & Chemicals, Inc.                    17,000         891,650
========================================================================

INDUSTRIAL MACHINERY-1.70%

Danaher Corp.                                     28,200       1,462,170
------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              11,600         792,396
========================================================================
                                                               2,254,566
========================================================================

INTEGRATED OIL & GAS-2.69%

Exxon Mobil Corp.                                 80,200       3,561,682
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.53%

SBC Communications Inc.                           28,800         698,400
========================================================================

INTERNET RETAIL-0.64%

eBay Inc.(a)                                       9,200         845,940
========================================================================

INVESTMENT BANKING & BROKERAGE-3.60%

Goldman Sachs Group, Inc. (The)                   16,700       1,572,472
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         29,000       1,565,420
------------------------------------------------------------------------
Morgan Stanley                                    30,800       1,625,316
========================================================================
                                                               4,763,208
========================================================================

MANAGED HEALTH CARE-1.19%

UnitedHealth Group Inc.                           25,300       1,574,925
========================================================================

MOVIES & ENTERTAINMENT-1.06%

Viacom Inc.-Class B                               39,100       1,396,652
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

MULTI-LINE INSURANCE-2.32%

American International Group, Inc.                43,000    $  3,065,040
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.48%

Dominion Resources, Inc.                          10,000         630,800
========================================================================

OIL & GAS DRILLING-0.34%

ENSCO International Inc.                          15,300         445,230
========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.86%

Schlumberger Ltd. (Netherlands)                   18,000       1,143,180
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.22%

Citigroup Inc.                                    93,400       4,343,100
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           66,000       2,558,820
========================================================================
                                                               6,901,920
========================================================================

PERSONAL PRODUCTS-1.87%

Avon Products, Inc.                               25,900       1,195,026
------------------------------------------------------------------------
Gillette Co. (The)                                30,200       1,280,480
========================================================================
                                                               2,475,506
========================================================================

PHARMACEUTICALS-7.55%

Allergan, Inc.                                    11,400       1,020,528
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      11,200         634,256
------------------------------------------------------------------------
Johnson & Johnson                                 35,900       1,999,630
------------------------------------------------------------------------
Lilly (Eli) & Co.                                 13,200         922,812
------------------------------------------------------------------------
Pfizer Inc.                                      110,500       3,787,940
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        14,800         995,892
------------------------------------------------------------------------
Wyeth                                             17,500         632,800
========================================================================
                                                               9,993,858
========================================================================

PROPERTY & CASUALTY INSURANCE-0.74%

Allstate Corp. (The)                              21,100         982,205
========================================================================

RAILROADS-0.60%

Canadian National Railway Co. (Canada)            18,300         797,697
========================================================================

RESTAURANTS-1.04%

McDonald's Corp.                                  53,100       1,380,600
========================================================================

SEMICONDUCTOR EQUIPMENT-1.11%

Applied Materials, Inc.(a)                        40,800         800,496
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               13,500         666,630
========================================================================
                                                               1,467,126
========================================================================

SEMICONDUCTORS-4.82%

Analog Devices, Inc.                              20,500         965,140
------------------------------------------------------------------------
Intel Corp.                                       91,200       2,517,120
------------------------------------------------------------------------
Linear Technology Corp.                           20,200         797,294
------------------------------------------------------------------------
Microchip Technology Inc.                         29,400         927,276
------------------------------------------------------------------------

                            AIM V.I. BLUE CHIP FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

Xilinx, Inc.                                      35,000    $  1,165,850
========================================================================
                                                               6,372,680
========================================================================

SOFT DRINKS-1.88%

Coca-Cola Co. (The)                               26,600       1,342,768
------------------------------------------------------------------------
PepsiCo, Inc.                                     21,200       1,142,256
========================================================================
                                                               2,485,024
========================================================================

SPECIALTY STORES-0.67%

Bed Bath & Beyond Inc.(a)                         23,000         884,350
========================================================================

SYSTEMS SOFTWARE-5.40%

Microsoft Corp.                                  158,500       4,526,760
------------------------------------------------------------------------
Oracle Corp.(a)                                   96,900       1,156,017
------------------------------------------------------------------------
VERITAS Software Corp.(a)                         52,700       1,459,790
========================================================================
                                                               7,142,567
========================================================================

THRIFTS & MORTGAGE FINANCE-1.12%

Fannie Mae                                        20,800       1,484,288
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.01%

Nextel Communications, Inc.-Class A(a)            14,900         397,234
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Vodafone Group PLC-ADR (United Kingdom)           42,600    $    941,460
========================================================================
                                                               1,338,694
========================================================================
  Common Stocks & Other Equity Interests
  (Cost $114,046,422)                                        129,130,196
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.38%

1.26%, 09/16/04 (Cost $498,650)(b)             $ 500,000(c)      498,605
========================================================================

                                                 SHARES
MONEY MARKET FUNDS-2.15%

Liquid Assets Portfolio-Institutional
  Class(d)                                     1,421,507       1,421,507
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    1,421,507       1,421,507
========================================================================
  Total Money Market Funds (Cost $2,843,014)                   2,843,014
========================================================================
TOTAL INVESTMENTS-100.11% (Cost $117,388,086)                132,471,815
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.11%)                           (144,619)
========================================================================
NET ASSETS-100.00%                                          $132,327,196
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 7.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $114,545,072)                                  $129,628,801
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $2,843,014)                                 2,843,014
-------------------------------------------------------------
    Total investments (cost $117,388,086)         132,471,815
=============================================================
Receivables for:
  Investments sold                                    459,039
-------------------------------------------------------------
  Variation margin                                      4,600
-------------------------------------------------------------
  Fund shares sold                                     94,356
-------------------------------------------------------------
  Dividends                                            96,157
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     21,493
=============================================================
Other assets                                            2,715
=============================================================
    Total assets                                  133,150,175
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               697,363
-------------------------------------------------------------
  Fund shares reacquired                                7,567
-------------------------------------------------------------
  Deferred compensation and retirement plans           22,759
-------------------------------------------------------------
Accrued administrative services fees                   74,110
-------------------------------------------------------------
Accrued distribution fees -- Series II                    870
-------------------------------------------------------------
Accrued transfer agent fees                               735
-------------------------------------------------------------
Accrued operating expenses                             19,575
=============================================================
    Total liabilities                                 822,979
=============================================================
Net assets applicable to shares outstanding      $132,327,196
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $143,633,988
-------------------------------------------------------------
  Undistributed net investment income                 164,593
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities and futures contracts   (26,560,243)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities and futures contracts               15,088,858
=============================================================
                                                 $132,327,196
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $130,903,446
_____________________________________________________________
=============================================================
Series II                                        $  1,423,750
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           19,779,273
_____________________________________________________________
=============================================================
Series II                                             216,506
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       6.62
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       6.58
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,458)                                          $757,176
-----------------------------------------------------------
Dividends from affiliated money market funds         17,535
-----------------------------------------------------------
Interest                                              2,370
-----------------------------------------------------------
    Total investment income                         777,081
===========================================================

EXPENSES:

Advisory fees                                       488,258
-----------------------------------------------------------
Administrative services fees                        180,437
-----------------------------------------------------------
Custodian fees                                       18,761
-----------------------------------------------------------
Distribution fees -- Series II                        1,726
-----------------------------------------------------------
Trustees' fees                                        5,661
-----------------------------------------------------------
Transfer agent fees                                   4,587
-----------------------------------------------------------
Other                                                26,938
===========================================================
    Total expenses                                  726,368
===========================================================
Less: Fees waived and expense offset arrangements      (536)
===========================================================
    Net expenses                                    725,832
===========================================================
Net investment income                                51,249
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                             541,598
-----------------------------------------------------------
  Futures contracts                                   9,663
===========================================================
                                                    551,261
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             101,267
-----------------------------------------------------------
  Futures contracts                                  (8,928)
===========================================================
                                                     92,339
===========================================================
Net gain from investment securities and futures
  contracts                                         643,600
===========================================================
Net increase in net assets resulting from
  operations                                       $694,849
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $     51,249    $    129,864
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                              551,261      (3,545,045)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                                92,339      24,418,057
==========================================================================================
    Net increase in net assets resulting from operations           694,849      21,002,876
==========================================================================================
Share transactions-net:
  Series I                                                       7,671,168      36,219,348
------------------------------------------------------------------------------------------
  Series II                                                        117,966         858,157
==========================================================================================
  Net increase in net assets resulting from share
    transactions                                                 7,789,134      37,077,505
==========================================================================================
  Net increase in net assets                                     8,483,983      58,080,381
==========================================================================================

NET ASSETS:

  Beginning of period                                          123,843,213      65,762,832
==========================================================================================
  End of period (including undistributed net investment
    income of $164,593 and $113,344 for 2004 and 2003,
    respectively)                                             $132,327,196    $123,843,213
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

                            AIM V.I. BLUE CHIP FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital, with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may

                            AIM V.I. BLUE CHIP FUND
     be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each committed period. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $534.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $180,437 for such services, of which AIM retained $24,863 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $3,826 for such services.

                            AIM V.I. BLUE CHIP FUND

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $1,726.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                            UNREALIZED
                         MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                       12/31/03        AT COST        FROM SALES      (DEPRECIATION)      06/30/04       INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional Class     $2,005,186     $11,122,929     $(11,706,608)       $    --         $1,421,507      $ 8,967       $    --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class      2,005,186      11,122,929      (11,706,608)            --          1,421,507        8,568            --
====================================================================================================================================
                          $4,010,372     $22,245,858     $(23,413,216)       $    --         $2,843,014      $17,535       $    --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2004, the Fund received credits in transfer agency fees of $2 under an expense offset arrangement, which resulted in a reduction of the fund's total expenses of $2.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,237 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
                            AIM V.I. BLUE CHIP FUND

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FUTURES CONTRACTS

On June 30, 2004, $77,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                        OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------
                                                               NO. OF         MONTH/         MARKET       UNREALIZED
CONTRACT                                                      CONTRACTS     COMMITMENT       VALUE       APPRECIATION
---------------------------------------------------------------------------------------------------------------------
S&P 500 Futures                                                   4        Sept-04/Long    $1,140,400       $5,129
_____________________________________________________________________________________________________________________
=====================================================================================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2008                                                $   427,121
-----------------------------------------------------------------------------
December 31, 2009                                                  5,392,628
-----------------------------------------------------------------------------
December 31, 2010                                                 11,780,141
-----------------------------------------------------------------------------
December 31, 2011                                                  3,544,700
=============================================================================
Total capital loss carryforward                                  $21,144,590
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $33,140,914 and $24,028,700, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $13,279,091
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (3,799,412)
===========================================================================
Net unrealized appreciation of investment securities            $ 9,479,679
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $122,992,136.

                            AIM V.I. BLUE CHIP FUND

NOTE 10--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                YEAR ENDED
                                                                      JUNE 30,                   DECEMBER 31,
                                                                        2004                         2003
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     4,374,649    $29,062,004     9,203,880    $53,263,047
--------------------------------------------------------------------------------------------------------------------
  Series II                                                       39,862        263,798       320,667      1,892,028
====================================================================================================================
Reacquired:
  Series I                                                    (3,236,085)   (21,390,836)   (3,034,247)   (17,043,699)
--------------------------------------------------------------------------------------------------------------------
  Series II                                                      (22,176)      (145,832)     (173,989)    (1,033,871)
====================================================================================================================
                                                               1,156,250    $ 7,789,134     6,316,311    $37,077,505
____________________________________________________________________________________________________________________
====================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                               ----------------------------------------------------------------------------------
                                                                                                                DECEMBER 29, 1999
                                               SIX MONTHS                                                       (DATE OPERATIONS
                                                 ENDED                   YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                                JUNE 30,        -----------------------------------------         DECEMBER 31,
                                                  2004            2003       2002       2001       2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $   6.57        $   5.25    $  7.11    $  9.18    $ 10.00            $10.00
=================================================================================================================================
Income from investment operations:
  Net investment income (loss)                      0.00            0.01(a)   (0.00)(a)   (0.01)     0.02(a)           0.00
=================================================================================================================================
  Net gains (losses) on securities (both
    realized and unrealized)                        0.05            1.31      (1.86)     (2.06)     (0.84)             0.00
=================================================================================================================================
    Total from investment operations                0.05            1.32      (1.86)     (2.07)     (0.82)             0.00
=================================================================================================================================
Net asset value, end of period                  $   6.62        $   6.57    $  5.25    $  7.11    $  9.18            $10.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     0.76%          25.14%    (26.16)%   (22.54)%    (8.18)%            0.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $130,903        $122,543    $65,490    $60,129    $29,787            $1,000
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets             1.11%(c)        1.13%      1.18%      1.26%      1.31%(d)          1.30%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                0.08%(c)        0.14%     (0.03)%    (0.17)%     0.07%             3.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                            19%             24%        38%        19%        15%               --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $129,529,414.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.13% and 12.49% (annualized) for year ended December 31, 2000 and for the period ended December 31, 1999, respectively.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                            AIM V.I. BLUE CHIP FUND

                                                                               SERIES II
                                                              --------------------------------------------
                                                                                            MARCH 13, 2002
                                                              SIX MONTHS                     (DATE SALES
                                                                ENDED        YEAR ENDED     COMMENCED) TO
                                                               JUNE 30,     DECEMBER 31,     DECEMBER 31,
                                                                 2004           2003             2002
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 6.54         $ 5.24          $  7.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)         (0.01)(a)        (0.01)(a)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.05           1.31            (1.75)
----------------------------------------------------------------------------------------------------------
    Total from investment operations                              0.04           1.30            (1.76)
==========================================================================================================
Net asset value, end of period                                  $ 6.58         $ 6.54          $  5.24
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                   0.61%         24.81%          (25.14)%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,424         $1,301          $   273
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets                           1.36%(c)       1.38%            1.43%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets      (0.17)(c)      (0.11)%          (0.28)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                          19%            24%              38%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for the shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $1,388,233.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                            AIM V.I. BLUE CHIP FUND

NOTE 12--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one

                            AIM V.I. BLUE CHIP FUND
or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of

                            AIM V.I. BLUE CHIP FUND
various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                            AIM V.I. BLUE CHIP FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Blue Chip Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                     WITHHOLDING
      TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  485,251,764      20,583,220
      Frank S. Bayley.............................................  485,193,740      20,641,244
      James T. Bunch..............................................  485,846,832      19,958,152
      Bruce L. Crockett...........................................  485,356,560      20,478,424
      Albert R. Dowden............................................  485,381,238      20,453,746
      Edward K. Dunn, Jr. ........................................  484,642,618      21,192,366
      Jack M. Fields..............................................  485,417,523      20,417,461
      Carl Frischling.............................................  484,781,819      21,053,165
      Robert H. Graham............................................  485,247,575      20,587,409
      Gerald J. Lewis.............................................  484,388,317      21,446,667
      Prema Mathai-Davis..........................................  484,212,736      21,622,248
      Lewis F. Pennock............................................  485,257,174      20,577,810
      Ruth H. Quigley.............................................  483,391,857      22,443,127
      Louis S. Sklar..............................................  484,592,297      21,242,687
      Larry Soll, Ph.D. ..........................................  484,654,198      21,180,786
      Mark H. Williamson..........................................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                            AIM V.I. BLUE CHIP FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                   Chairman and President                       Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                     Executive Vice President                     INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                   Senior Vice President, Secretary             Suite 100
Albert R. Dowden                   and Chief Legal Officer                      Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                   Vice President and Treasurer                 AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                    Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                   Vice President                               225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                 Vice President                               COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                   Vice President                               Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                     Vice President                               Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173


                            AIM V.I. BLUE CHIP FUND

                                              AIM V.I. CAPITAL APPRECIATION FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                                     AIM V.I. CAPITAL APPRECIATION FUND seeks to
                                                      provide growth of capital.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                       AIM V.I. CAPITAL APPRECIATION FUND

FUND FOCUSED ON ECONOMICALLY
SENSITIVE STOCKS

For the six months ended June 30, 2004,     MARKET CONDITIONS                             materials, information technology and
AIM V.I. Capital Appreciation Fund,                                                       consumer discretionary.
Series I shares, returned 2.07%,            As the reporting period closed, the U.S.
excluding product issuer charges. (Had      Federal Reserve (the Fed) voted to hike          Small-, mid- and large-cap stocks
the effects of product issuer charges       the federal funds target rate by              posted single-digit gains. Small-cap
been included, the return would have        0.25%--its first rate increase in four        stocks were the best-performing segment,
been lower.) Return for Series II shares    years and a move much anticipated by          outpacing mid-cap stocks by a small
is shown in the table below. The fund       markets. The Fed's decision came amid         margin and large-cap stocks by a wide
underperformed the S&P 500 Index, the       signs that the economy was strengthening      margin. Small-cap value stocks generally
Russell 1000 Growth Index and the Lipper    and inflation, while still relatively         recorded the best returns.
Multi-Cap Growth Fund Index, which          subdued, had risen in recent months.
returned 3.44%, 2.74% and 4.62%,                                                          YOUR FUND
respectively, over the same period.            Gross domestic product, the broadest
                                            measure of economic activity, expanded        In response to generally improving
   At the close of the reporting period,    at an annualized rate of 4.5% in the          economic conditions during the reporting
nearly two-thirds of the fund's assets      first quarter of 2004 and 3.0% during         period, we increased the proportion of
were invested in large-cap growth           the second quarter. What had been a           stocks that we consider more
stocks. The fund underperformed the S&P     "jobless recovery" produced 1.2 million       economically sensitive to about 65% of
500 Index because that benchmark            new jobs from January through June,           the portfolio. Simultaneously, we
includes value stocks, which generally      according to the U.S. Department of           reduced the fund's exposure to stocks
outperformed growth stocks over the         Labor. An improved job market likely          that we regard as more defensive core
period. The fund lagged the Russell 1000    contributed to rising consumer                growth holdings to about 35%. The
Growth Index because of the weaker          confidence, which reached a two-year          earnings of more economically sensitive
performance of its consumer                 high in June, according to the                companies tend to fluctuate with the
discretionary and consumer staples          Conference Board.                             state of the economy. Consequently,
holdings compared to those of the                                                         their stocks tend to perform better in
benchmark. We believe the fund                 Corporate profits showed strength.         an improving economic environment. Core
underperformed the Lipper Multi-Cap         According to Bloomberg, more than 85% of      growth holdings--the stocks of companies
Growth Fund Index because the fund had      S&P 500 Index firms reporting                 with consistent long-term earnings
more exposure to the weak-performing        first-quarter 2004 earnings met or            growth records in a variety of market
financials sector than some of its          exceeded expectations.                        environments--may provide some
peers.                                                                                    protection in a declining market, but
                                               For the reporting period, the              they may not appreciate as much in value
                                            strongest-performing sectors of the S&P       when stocks are rising.
                                            500 Index were energy, industrials and
                                            consumer staples, while the                      This strategy benefited fund
                                            weakest-performing sectors were               performance during the first half of the
                                                                                          reporting period when more economically
                                                                                          sensitive sectors such as information
                                                                                          technology were in favor but detracted
                                                                                          from it during the second half when

====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                     TOP 10 INDUSTRIES*                            FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                2.7%      1. Semiconductors                 7.3%       Total returns 12/31/03-6/30/04,
 2. Cisco Systems, Inc.            2.4       2. Pharmaceuticals                6.8        excluding product issuer charges. If
 3. Microchip Technology Inc.      2.2       3. Health Care Equipment          6.6        product issuer charges were included,
 4. Biomet, Inc.                   2.1       4. Communications Equipment       5.3        returns would be lower.
 5. Teva Pharmaceuticals                     5. Systems Software               3.9
    Industries Ltd.-ADR (Israel)   2.0       6. Semiconductor Equipment        3.5        Series I Shares                   2.07%
 6. Pfizer Inc.                    2.0       7. Industrial Machinery           3.3        Series II Shares                  1.94
 7. Caremark Rx, Inc.              1.8       8. Specialty Stores               3.0        S&P 500 Index (Broad Market
 8. Dell Inc.                      1.8       9. Broadcasting & Cable TV        2.7        Index)                            3.44
 9. Lamar Advertising Co.-Class A  1.8      10. Consumer Finance               2.6        Russell 1000 Growth Index
10. Analog Devices, Inc.           1.8                                                    (Style-specific Index)            2.74
                                                                                          Lipper Multi-Cap Growth Fund
                                                                                          Index (Peer Group Index)          4.62

                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS*          128
                                                                                          TOTAL NET ASSETS          $1.1 BILLION
====================================================================================================================================

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                              AIM V.I. CAPITAL APPRECIATION FUND

investors gravitated to more defensive      ========================================      involves risks not associated with
sectors such as health care. For the               PORTFOLIO MANAGEMENT TEAM              investing in more established companies,
entire reporting period, the sectors                     AS OF 6/30/04                    including business risk, significant stock
that had the most positive impact on                 CHRISTIAN A. COSTANZO                price fluctuations and illiquidity.
fund performance were health care,                      ROBERT J. LLOYD
consumer discretionary and energy.                    BRYAN A. UNTERHALTER                   International investing presents
Information technology and consumer            KENNETH A. ZSCHAPPEL, LEAD MANAGER         certain risks not associated with
discretionary were the                       ASSISTED BY THE MULTI-CAP GROWTH TEAM        investing solely in the United States.
weakest-performing sectors for the fund.    ========================================      These include risks relating to
                                                                                          fluctuations in the value of the U.S.
   Stocks that contributed to fund          AVERAGE ANNUAL TOTAL RETURNS                  dollar relative to the values of other
performance included Teva                   ----------------------------------------      currencies, the custody arrangements
Pharmaceuticals, a generic                  As of 6/30/04                                 made for the fund's foreign holdings,
pharmaceutical company based in Israel,                                                   differences in accounting, political
and Yahoo!, a leading Internet provider     SERIES I SHARES                               risks and the lesser degree of public
of products and services. Teva reported     Inception (5/5/93)        9.00%               information required to be provided by
a 39% increase in sales for the first       10 Years                  8.95                non-U.S. companies. The fund may invest
quarter of 2004 in comparison to the         5 Years                 -2.03                up to 25% of its assets in the
same period for the previous year.           1 Year                  18.69                securities of non-U.S. issuers.
Yahoo!'s stock rose more than 40% over
the reporting period as the company         SERIES II SHARES                              ABOUT INDEXES USED IN THIS REPORT
reported earnings increases for the         10 Years                  8.68%
first and second quarters of 2004.           5 Years                 -2.27                The unmanaged Standard & Poor's
                                             1 Year                  18.39                Composite Index of 500 Stocks (the S&P
   Detracting from fund performance were                                                  500--Registered Trademark-- Index) is an
Lam Research, a leading maker of            PERFORMANCE INFORMATION                       index of common stocks frequently used
semiconductor processing equipment, and                                                   as a general measure of U.S. stock
Clear Channel Communications, the           Returns since the inception date of           market performance.
nation's leading radio station operator.    Series II shares are historical. All
Lam's stock declined in tandem with         other returns are the blended returns of         The unmanaged Lipper Multi-Cap Growth
those of other information technology       the historical performance of the fund's      Fund Index represents an average of the
stocks, even though the company was         Series II shares since their inception        performance of the 30 largest
profitable. The Federal Communications      and the restated historical performance       multi-capitalization growth funds
Commission (the FCC) filed an indecency     of the fund's Series I shares (for            tracked by Lipper, Inc., an independent
complaint against Clear Channel             periods prior to inception of the Series      mutual fund performance monitor.
Communications, stemming from a             II shares) adjusted to reflect the
broadcast earlier in the year. The          higher Rule 12b-1 fees applicable to the         The unmanaged Russell
company and the FCC reached a settlement    Series II shares. The inception date of       1000--Registered Trademark-- Growth
in June. We continued to hold both          the fund's Series II shares is 8/21/01.       Index is a subset of the unmanaged
stocks in the portfolio because we                                                        Russell 1000 Index, which represents the
believe Lam's business strategy is             The Series I and Series II shares          performance of the stocks of
sound, while Clear Channel                  invest in the same portfolio of               large-capitalization companies; the
Communications reported record earnings     securities and will have substantially        Growth subset measures the performance
for 2003 and the first quarter of 2004.     similar performance, except to the            of Russell 1000 companies with higher
                                            extent that expenses borne by each class      price/book ratios and higher forecasted
IN CLOSING                                  differ.                                       growth values.

Throughout the reporting period, we            The performance data quoted represent         The fund is not managed to track the
remained committed to the fund's            past performance and cannot guarantee         performance of any particular index,
investment objective of seeking growth      comparable future results; current            including the indexes defined here, and
of capital by investing principally in      performance may be lower or higher.           consequently, the performance of the
the stocks of companies we believe are      Please see your financial advisor for         fund may deviate significantly from the
likely to benefit from new or innovative    the most recent month-end performance.        performance of the indexes.
products, services or processes, as well    Performance figures reflect fund
as those that have experienced              expenses, reinvested distributions and           A direct investment cannot be made in
above-average, long-term growth in          changes in net asset value. Investment        an index. Unless otherwise indicated,
earnings.                                   return and principal value will               index results include reinvested
                                            fluctuate so that you may have a gain or      dividends, and they do not reflect sales
                                            loss when you sell shares.                    charges. Performance of an index of
                                                                                          funds reflects fund expenses;
                                               AIM V.I. Capital Appreciation Fund, a      performance of a market index does not.
                                            series portfolio of AIM Variable
                                            Insurance Fund, is offered through            OTHER INFORMATION
                                            insurance company separate accounts to
                                            fund variable annuity contracts and           The returns shown in the Management's
                                            variable life insurance policies, and         Discussion of Fund Performance are based
                                            through certain pension or retirement         on net asset values calculated for
                                            plans. Performance figures given              shareholder transactions. Generally
                                            represent the fund and are not intended       accepted accounting principles require
                                            to reflect actual variable product            adjustments to be made to the net assets
                                            values. They do not reflect sales             of the fund at period end for financial
                                            charges, expenses and fees at the             reporting purposes, and as such, the net
                                            separate account level. Sales charges,        asset value for shareholder transactions
                                            expenses and fees, which are determined       and the returns based on those net asset
                                            by the product issuers, will vary and         values may differ from the net asset
                                            will lower the total return.                  values and returns reported in the
                                                                                          Financial Highlights. Additionally, the
                                            PRINCIPAL RISKS OF INVESTING IN THE FUND      returns and net asset values shown
                                                                                          throughout this report are at the fund
                                            Investing in small and mid-size companies     level only and do not include variable
                                                                                          product issuer charges. If such charges
                                                                                          were included, the total returns would
                                                                                          be lower.

                                                                                             Industry classifications used in this
                                                                                          report are generally according to the
                                                                                          Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.

                                                                                             Bloomberg, Inc. is a well-known
                                                                                          independent financial research firm.

                                                                                             The Conference Board is a
                                                                                          not-for-profit organization that
                                                                                          conducts research and publishes
                                                                                          information and analysis to help
                                                                                          businesses strengthen their performance.

                                                                                          A description of the policies and
                                                                                          procedures that the fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, from our
                                                                                          Client Services department at
                                                                                          800-959-4246 or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                                                         VICAP-SAR-1


SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.87%

ADVERTISING-2.13%

Lamar Advertising Co.-Class A(a)(b)              431,500   $   18,705,525
-------------------------------------------------------------------------
Omnicom Group Inc.                                52,200        3,961,458
=========================================================================
                                                               22,666,983
=========================================================================

AIR FREIGHT & LOGISTICS-0.33%

Expeditors International of Washington, Inc.      71,200        3,517,992
=========================================================================

AIRLINES-0.68%

Southwest Airlines Co.                           435,400        7,301,658
=========================================================================

APPAREL RETAIL-2.05%

Chico's FAS, Inc.(a)                             115,100        5,197,916
-------------------------------------------------------------------------
Foot Locker, Inc.                                 39,600          963,864
-------------------------------------------------------------------------
Gap, Inc. (The)(a)                               431,500       10,463,875
-------------------------------------------------------------------------
TJX Cos., Inc. (The)                             217,000        5,238,380
=========================================================================
                                                               21,864,035
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.61%

Coach, Inc.(a)                                   143,800        6,498,322
=========================================================================

APPLICATION SOFTWARE-1.33%

Autodesk, Inc.                                   158,200        6,772,542
-------------------------------------------------------------------------
Citrix Systems, Inc.(a)                          187,000        3,807,320
-------------------------------------------------------------------------
Mercury Interactive Corp.(a)(b)                   71,200        3,547,896
=========================================================================
                                                               14,127,758
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.61%

Northern Trust Corp.                              71,200        3,010,336
-------------------------------------------------------------------------
State Street Corp.                                70,500        3,457,320
=========================================================================
                                                                6,467,656
=========================================================================

BIOTECHNOLOGY-1.87%

Amgen Inc.(a)                                    106,000        5,784,420
-------------------------------------------------------------------------
Biogen Idec Inc.(a)                               85,400        5,401,550
-------------------------------------------------------------------------
Genzyme Corp.(a)                                  75,200        3,559,216
-------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          77,600        5,199,200
=========================================================================
                                                               19,944,386
=========================================================================

BROADCASTING & CABLE TV-2.73%

Clear Channel Communications, Inc.               431,000       15,925,450
-------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)         307,460        9,817,198
-------------------------------------------------------------------------

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Westwood One, Inc.(a)                            142,400   $    3,389,120
=========================================================================
                                                               29,131,768
=========================================================================

CASINOS & GAMING-0.48%

MGM MIRAGE(a)                                    110,100        5,168,094
=========================================================================

COMMUNICATIONS EQUIPMENT-5.29%

Avaya Inc.(a)                                    215,800        3,407,482
-------------------------------------------------------------------------
Cisco Systems, Inc.(a)                         1,078,900       25,569,930
-------------------------------------------------------------------------
Comverse Technology, Inc.(a)                     287,700        5,736,738
-------------------------------------------------------------------------
Corning Inc.(a)                                  719,200        9,392,752
-------------------------------------------------------------------------
Juniper Networks, Inc.(a)                        287,700        7,068,789
-------------------------------------------------------------------------
QUALCOMM Inc.                                     71,200        5,196,176
=========================================================================
                                                               56,371,867
=========================================================================

COMPUTER & ELECTRONICS RETAIL-0.51%

Best Buy Co., Inc.                               107,900        5,474,846
=========================================================================

COMPUTER HARDWARE-2.14%

Apple Computer, Inc.(a)                          107,900        3,511,066
-------------------------------------------------------------------------
Dell Inc.(a)                                     539,400       19,321,308
=========================================================================
                                                               22,832,374
=========================================================================

COMPUTER STORAGE & PERIPHERALS-0.32%

EMC Corp.(a)                                     298,800        3,406,320
=========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.55%

Caterpillar Inc.                                 107,900        8,571,576
-------------------------------------------------------------------------
Deere & Co.                                      114,000        7,995,960
=========================================================================
                                                               16,567,536
=========================================================================

CONSUMER FINANCE-2.63%

American Express Co.                             179,800        9,238,124
-------------------------------------------------------------------------
MBNA Corp.                                       503,500       12,985,265
-------------------------------------------------------------------------
SLM Corp.                                        142,400        5,760,080
=========================================================================
                                                               27,983,469
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.21%

Automatic Data Processing, Inc.                  107,900        4,518,852
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                  395,612       15,385,351
-------------------------------------------------------------------------
Paychex, Inc.                                    106,800        3,618,384
=========================================================================
                                                               23,522,587
=========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

DEPARTMENT STORES-1.21%

J.C. Penney Co., Inc.                            179,800   $    6,789,248
-------------------------------------------------------------------------
Nordstrom, Inc.                                  143,800        6,127,318
=========================================================================
                                                               12,916,566
=========================================================================

DIVERSIFIED BANKS-0.57%

Bank of America Corp.                             71,200        6,024,944
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.54%

Apollo Group, Inc.-Class A(a)                    128,200       11,318,778
-------------------------------------------------------------------------
Cintas Corp.                                     106,800        5,091,156
=========================================================================
                                                               16,409,934
=========================================================================

DRUG RETAIL-0.50%

Walgreen Co.                                     146,100        5,290,281
=========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.50%

Rockwell Automation, Inc.                        142,400        5,341,424
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.79%

Agilent Technologies, Inc.(a)                    287,700        8,423,856
=========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.35%

Molex Inc.                                       115,400        3,702,032
=========================================================================

EMPLOYMENT SERVICES-1.21%

Robert Half International Inc.                   432,600       12,878,502
=========================================================================

FOOD DISTRIBUTORS-0.51%

Sysco Corp.                                      152,600        5,473,762
=========================================================================

FOOD RETAIL-0.45%

Whole Foods Market, Inc.(c)                       49,800        4,753,410
=========================================================================

HEALTH CARE DISTRIBUTORS-0.76%

Cardinal Health, Inc.                            115,100        8,062,755
=========================================================================

HEALTH CARE EQUIPMENT-6.58%

Becton, Dickinson & Co.                          112,600        5,832,680
-------------------------------------------------------------------------
Biomet, Inc.                                     508,525       22,598,851
-------------------------------------------------------------------------
Boston Scientific Corp.(a)                       228,000        9,758,400
-------------------------------------------------------------------------
Guidant Corp.                                     61,500        3,436,620
-------------------------------------------------------------------------
Medtronic, Inc.                                  117,300        5,714,856
-------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         71,200        5,386,280
-------------------------------------------------------------------------
Waters Corp.(a)                                  121,000        5,781,380
-------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                         130,900       11,545,380
=========================================================================
                                                               70,054,447
=========================================================================

HEALTH CARE SERVICES-1.83%

Caremark Rx, Inc.(a)                             590,970       19,466,552
=========================================================================

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

HOME IMPROVEMENT RETAIL-0.49%

Lowe's Cos., Inc.                                 99,600   $    5,233,980
=========================================================================

HOTELS, RESORTS & CRUISE LINES-1.23%

Carnival Corp. (Panama)                          107,900        5,071,300
-------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)(b)         73,600        3,194,976
-------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.        106,800        4,789,980
=========================================================================
                                                               13,056,256
=========================================================================

HOUSEHOLD PRODUCTS-0.93%

Procter & Gamble Co. (The)                       181,100        9,859,084
=========================================================================

HYPERMARKETS & SUPER CENTERS-1.25%

Wal-Mart Stores, Inc.                            251,700       13,279,692
=========================================================================

INDUSTRIAL CONGLOMERATES-1.76%

3M Co.                                            64,100        5,769,641
-------------------------------------------------------------------------
General Electric Co.                             215,800        6,991,920
-------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                179,800        5,958,572
=========================================================================
                                                               18,720,133
=========================================================================

INDUSTRIAL MACHINERY-3.27%

Danaher Corp.                                    143,800        7,456,030
-------------------------------------------------------------------------
Eaton Corp.                                       72,100        4,667,754
-------------------------------------------------------------------------
Illinois Tool Works Inc.                          70,900        6,798,601
-------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)             158,200       10,806,642
-------------------------------------------------------------------------
Parker Hannifin Corp.                             85,400        5,077,884
=========================================================================
                                                               34,806,911
=========================================================================

INTEGRATED OIL & GAS-0.39%

Exxon Mobil Corp.                                 93,500        4,152,335
=========================================================================

INTERNET RETAIL-1.01%

eBay Inc.(a)                                     116,600       10,721,370
=========================================================================

INTERNET SOFTWARE & SERVICES-1.47%

Yahoo! Inc.(a)(b)                                431,500       15,676,395
=========================================================================

INVESTMENT BANKING & BROKERAGE-2.22%

Goldman Sachs Group, Inc. (The)                   99,700        9,387,752
-------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        158,200        8,539,636
-------------------------------------------------------------------------
Morgan Stanley                                   107,900        5,693,883
=========================================================================
                                                               23,621,271
=========================================================================

IT CONSULTING & OTHER SERVICES-0.56%

Accenture Ltd.-Class A (Bermuda)(a)              215,800        5,930,184
=========================================================================

MANAGED HEALTH CARE-1.76%

Aetna Inc.                                        64,400        5,474,000
-------------------------------------------------------------------------
UnitedHealth Group Inc.                           85,700        5,334,825
-------------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
MANAGED HEALTH CARE-(CONTINUED)

WellPoint Health Networks Inc.(a)                 70,800   $    7,930,308
=========================================================================
                                                               18,739,133
=========================================================================

MOTORCYCLE MANUFACTURERS-0.41%

Harley-Davidson, Inc.                             71,200        4,410,128
=========================================================================

MOVIES & ENTERTAINMENT-0.96%

Viacom Inc.-Class B                              287,700       10,276,644
=========================================================================

MULTI-LINE INSURANCE-1.52%

American International Group, Inc.               143,800       10,250,064
-------------------------------------------------------------------------
Genworth Financial Inc.-Class A(a)(b)            258,900        5,941,755
=========================================================================
                                                               16,191,819
=========================================================================

OIL & GAS DRILLING-0.48%

ENSCO International Inc.                         175,300        5,101,230
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.91%

BJ Services Co.(a)                               125,100        5,734,584
-------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)       89,000        4,003,220
=========================================================================
                                                                9,737,804
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.23%

Apache Corp.                                      71,200        3,100,760
-------------------------------------------------------------------------
Devon Energy Corp.                                99,700        6,580,200
-------------------------------------------------------------------------
XTO Energy, Inc.                                 115,100        3,428,829
=========================================================================
                                                               13,109,789
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.79%

Citigroup Inc.                                   231,100       10,746,150
-------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          215,800        8,366,566
=========================================================================
                                                               19,112,716
=========================================================================

PERSONAL PRODUCTS-0.72%

Gillette Co. (The)                               179,800        7,623,520
=========================================================================

PHARMACEUTICALS-6.80%

Forest Laboratories, Inc.(a)                      86,700        4,909,821
-------------------------------------------------------------------------
Johnson & Johnson                                205,000       11,418,500
-------------------------------------------------------------------------
Lilly (Eli) & Co.                                 82,800        5,788,548
-------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)          191,800        7,662,410
-------------------------------------------------------------------------
Pfizer Inc.                                      611,300       20,955,364
-------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       322,900       21,727,941
=========================================================================
                                                               72,462,584
=========================================================================

PUBLISHING-0.57%

Gannett Co., Inc.                                 71,200        6,041,320
=========================================================================

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

RESTAURANTS-0.35%

McDonald's Corp.                                 142,400   $    3,702,400
=========================================================================

SEMICONDUCTOR EQUIPMENT-3.49%

Applied Materials, Inc.(a)                       463,800        9,099,756
-------------------------------------------------------------------------
KLA-Tencor Corp.(a)                              190,300        9,397,014
-------------------------------------------------------------------------
Lam Research Corp.(a)                            575,400       15,420,720
-------------------------------------------------------------------------
Teradyne, Inc.(a)                                142,400        3,232,480
=========================================================================
                                                               37,149,970
=========================================================================

SEMICONDUCTORS-7.28%

Analog Devices, Inc.                             395,600       18,624,848
-------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         71,200        3,330,024
-------------------------------------------------------------------------
Intel Corp.                                      287,700        7,940,520
-------------------------------------------------------------------------
Linear Technology Corp.                          287,700       11,355,519
-------------------------------------------------------------------------
Maxim Integrated Products, Inc.                  142,400        7,464,608
-------------------------------------------------------------------------
Microchip Technology Inc.                        729,125       22,996,602
-------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(b)                           704,028        5,850,475
=========================================================================
                                                               77,562,596
=========================================================================

SPECIALTY STORES-2.96%

Bed Bath & Beyond Inc.(a)                        289,400       11,127,430
-------------------------------------------------------------------------
Staples, Inc.                                    359,600       10,539,876
-------------------------------------------------------------------------
Tiffany & Co.                                    106,600        3,928,210
-------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                         179,800        5,926,208
=========================================================================
                                                               31,521,724
=========================================================================

SYSTEMS SOFTWARE-3.93%

Microsoft Corp.                                1,021,300       29,168,328
-------------------------------------------------------------------------
Oracle Corp.(a)                                  638,500        7,617,305
-------------------------------------------------------------------------
Symantec Corp.(a)                                115,100        5,039,078
=========================================================================
                                                               41,824,711
=========================================================================

TECHNOLOGY DISTRIBUTORS-1.51%

CDW Corp.                                        252,600       16,105,776
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.35%

Nextel Communications, Inc.-Class A(a)           214,500        5,718,570
-------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)            3,933,530        8,641,672
=========================================================================
                                                               14,360,242
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $791,019,752)                         1,031,737,833
=========================================================================


                       AIM V.I. CAPITAL APPRECIATION FUND

                        NUMBER
                          OF       EXERCISE   EXPIRATION       MARKET
                       CONTRACTS    PRICE        DATE          VALUE
-------------------------------------------------------------------------
PUT OPTIONS
  PURCHASED-0.00%

Whole Foods Market,
  Inc. (Food Retail)
  (Cost $86,219)           498       $ 80       Aug-04     $        7,470
=========================================================================

                                                 SHARES
MONEY MARKET FUNDS-1.65%

Liquid Assets Portfolio-Institutional
  Class(d)                                      8,771,758        8,771,758
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     8,771,758        8,771,758
==========================================================================
    Total Money Market Funds (Cost
      $17,543,516)                                              17,543,516
==========================================================================
TOTAL INVESTMENTS-98.52% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $808,649,487)                1,049,288,819
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.46%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  36,905,000   $   36,905,000
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $36,905,000)                                        36,905,000
==========================================================================
TOTAL INVESTMENTS-101.98% (Cost $845,554,487)                1,086,193,819
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.98%)                          (21,120,203)
==========================================================================
NET ASSETS-100.00%                                          $1,065,073,616
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at June 30, 2004.
(c) A portion of this security is subject to call options written. See Note 1H and Note 7.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 6.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $791,105,971)*                               $1,031,745,303
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $54,448,516)                               54,448,516
=============================================================
    Total investments (cost $845,554,487)       1,086,193,819
_____________________________________________________________
=============================================================
Receivables for:
  Investments sold                                 15,828,663
-------------------------------------------------------------
  Fund shares sold                                    989,269
-------------------------------------------------------------
  Dividends                                           507,412
-------------------------------------------------------------
  Investment for deferred compensation and
    retirement plans                                   78,056
-------------------------------------------------------------
Other assets                                           75,397
=============================================================
    Total assets                                1,103,672,616
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              687,964
-------------------------------------------------------------
  Options written, at market value (premiums
    received $83,229)                                 326,190
-------------------------------------------------------------
  Deferred compensation and retirement plans          111,680
-------------------------------------------------------------
  Collateral upon return of securities loaned      36,905,000
-------------------------------------------------------------
Accrued administrative services fees                  513,035
-------------------------------------------------------------
Accrued distribution fees -- Series II                 55,131
=============================================================
    Total liabilities                              38,599,000
=============================================================
Net assets applicable to shares outstanding    $1,065,073,616
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $1,271,748,512
-------------------------------------------------------------
  Undistributed net investment income (loss)       (1,548,275)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and option contracts                         (445,522,148)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities, foreign currencies and option
    contracts                                     240,395,527
=============================================================
                                               $1,065,073,616
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $  968,102,286
_____________________________________________________________
=============================================================
Series II                                      $   96,971,330
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           44,575,820
_____________________________________________________________
=============================================================
Series II                                           4,496,289
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        21.72
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        21.57
_____________________________________________________________
=============================================================

* At June 30, 2004, securities with an aggregate market value of $35,690,162 were on loan to brokers.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $35,003)                                       $ 3,088,561
------------------------------------------------------------
Dividends from affiliated money market funds**       170,282
============================================================
    Total investment income                        3,258,843
============================================================

EXPENSES:

Advisory fees                                      3,164,056
------------------------------------------------------------
Administrative services fees                       1,277,732
------------------------------------------------------------
Custodian fees                                        33,188
------------------------------------------------------------
Distribution fees -- Series II                       103,491
------------------------------------------------------------
Transfer agent fees                                   14,711
------------------------------------------------------------
Trustees' fees                                        12,248
------------------------------------------------------------
Other                                                112,499
============================================================
    Total expenses                                 4,717,925
============================================================
Less: Fees waived                                     (2,984)
============================================================
    Net expenses                                   4,714,941
============================================================
Net investment income (loss)                      (1,456,098)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           30,991,662
------------------------------------------------------------
  Foreign currencies                                (106,040)
------------------------------------------------------------
  Option contracts written                            34,455
============================================================
                                                  30,920,077
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (8,298,002)
------------------------------------------------------------
  Foreign currencies                                  (3,681)
------------------------------------------------------------
  Option contracts written                          (242,961)
============================================================
                                                  (8,544,644)
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 22,375,433
============================================================
Net increase in net assets resulting from
  operations                                     $20,919,335
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (1,456,098)   $   (2,109,655)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                       30,920,077       (55,883,702)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                     (8,544,644)      283,914,620
==============================================================================================
    Net increase in net assets resulting from operations          20,919,335       225,921,263
==============================================================================================
Share transactions-net:
  Series I                                                         9,963,079       (38,246,197)
----------------------------------------------------------------------------------------------
  Series II                                                       24,905,100        34,680,159
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           34,868,179        (3,566,038)
==============================================================================================
    Net increase in net assets                                    55,787,514       222,355,225
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,009,286,102       786,930,877
==============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(1,548,275) and $(92,177) for 2004 and
    2003, respectively)                                       $1,065,073,616    $1,009,286,102
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined
                       AIM V.I. CAPITAL APPRECIATION FUND
     without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a
                       AIM V.I. CAPITAL APPRECIATION FUND
foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% and 1.45%, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following are not taken into account, and would cause the Total Annual Fund Operating Expenses to exceed the caps stated above:
(i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are items that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard Board's Generally Accepted Accounting Principles or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended June 30, 2004, AIM waived fees of $2,984.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $1,277,732 for such services, of which AIM retained $123,879 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $26,062 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $103,491.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                 UNREALIZED
                 MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
FUND               12/31/03       AT COST       FROM SALES     (DEPRECIATION)     06/30/04      INCOME    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 9,991,889    $109,552,952   $(110,773,083)     $    --       $ 8,771,758    $75,320      $    --
---------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            9,991,889     109,552,952    (110,773,083)          --         8,771,758     71,541           --
=====================================================================================================================
  Subtotal       $19,983,778    $219,105,904   $(221,546,166)     $    --       $17,543,516    $146,861     $    --
=====================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITY LENDING TRANSACTIONS:

                                                                 UNREALIZED
                 MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
FUND               12/31/03       AT COST       FROM SALES     (DEPRECIATION)     06/30/04     INCOME*    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $30,149,300    $158,435,350   $(151,679,650)     $    --       $36,905,000    $23,421      $    --
=====================================================================================================================
  Total          $50,133,078    $377,541,254   $(373,225,816)     $    --       $54,448,416    $170,282     $    --
=====================================================================================================================

* Dividend Income is net of fees paid to security lending counterparts of $167,896.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $2,028 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2004, securities with an aggregate value of $35,690,162 were on loan to brokers. The loans were secured by cash collateral of $36,905,000 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended June 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $23,421 for securities lending transactions.

NOTE 7--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                               --       $     --
-----------------------------------------------------------------------------------
Written                                                          960        117,995
-----------------------------------------------------------------------------------
Closed                                                           (52)        (3,536)
-----------------------------------------------------------------------------------
Expired                                                         (410)       (31,230)
===================================================================================
End of period                                                    498       $ 83,229
___________________________________________________________________________________
===================================================================================

                                             OPEN CALL OPTIONS WRITTEN AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     JUNE 30,        UNREALIZED
                                                    CONTRACT    STRIKE    NUMBER OF    PREMIUMS        2004         APPRECIATION
                                                     MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Whole Foods Market, Inc.                             Aug-04      $90         498       $83,229       $326,190        $(242,961)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $254,717,808
-----------------------------------------------------------------------------
December 31, 2010                                                156,444,344
-----------------------------------------------------------------------------
December 31, 2011                                                 56,312,952
=============================================================================
Total capital loss carryforward                                 $467,475,104
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $364,569,033 and $342,062,408, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                    INVESTMENT SECURITIES ON A TAX BASIS
----------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $244,787,539
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (12,437,166)
============================================================================
Net unrealized appreciation of investment securities            $232,350,373
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $853,843,446.


NOTE 10--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2004                DECEMBER 31, 2003
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     4,687,293    $100,767,763     12,106,592    $220,433,208
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                    1,344,215      28,702,782      2,366,684      43,712,246
=======================================================================================================================
Reacquired:
  Series I                                                    (4,231,190)    (90,804,684)   (14,425,506)   (258,679,405)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (178,457)     (3,797,682)      (495,187)     (9,032,087)
=======================================================================================================================
                                                               1,621,861    $ 34,868,179       (447,417)   $ (3,566,038)
_______________________________________________________________________________________________________________________
=======================================================================================================================


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 SERIES I
                                         ----------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED                                  YEAR ENDED DECEMBER 31,
                                         JUNE 30,         -----------------------------------------------------------------------
                                           2004             2003           2002            2001             2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  21.28        $  16.43       $  21.72       $    30.84       $    35.58    $    25.20
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.03)          (0.04)(a)      (0.05)(a)        (0.05)(a)        (0.05)        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            0.47            4.89          (5.24)           (7.17)           (3.79)        11.17
=================================================================================================================================
    Total from investment operations          0.44            4.85          (5.29)           (7.22)           (3.84)        11.15
=================================================================================================================================
Less distributions:
  Dividends from net investment income          --              --             --               --               --         (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         --              --             --            (1.90)           (0.90)        (0.75)
=================================================================================================================================
    Total distributions                         --              --             --            (1.90)           (0.90)        (0.77)
=================================================================================================================================
Net asset value, end of period            $  21.72        $  21.28       $  16.43       $    21.72       $    30.84    $    35.58
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                               2.07%          29.52%        (24.35)%         (23.28)%         (10.91)%       44.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $968,102        $938,820       $763,038       $1,160,236       $1,534,209    $1,131,217
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets       0.89%(c)        0.85%          0.85%            0.85%            0.82%         0.73%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      (0.26)%(c)      (0.23)%        (0.27)%          (0.22)%          (0.17)%       (0.06)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                      34%             61%            67%              65%              98%           65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $956,399,578.
(d)  Not annualized for periods of less than one year.
                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                       SERIES II
                                                              ------------------------------------------------------------
                                                                                                           AUGUST 21, 2001
                                                              SIX MONTHS            YEAR ENDED               (DATE SALES
                                                                ENDED              DECEMBER 31,             COMMENCED) TO
                                                               JUNE 30,        ---------------------        DECEMBER 31,
                                                                 2004           2003          2002              2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 21.16         $ 16.38       $ 21.70           $23.19
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)          (0.09)(a)     (0.09)(a)        (0.04)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.46            4.87         (5.23)            0.45
==========================================================================================================================
    Total from investment operations                              0.41            4.78         (5.32)            0.41
==========================================================================================================================
Less distributions from net realized gains                          --              --            --            (1.90)
==========================================================================================================================
Net asset value, end of period                                 $ 21.57         $ 21.16       $ 16.38           $21.70
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                   1.94%          29.18%       (24.52)%           1.94%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $96,971         $70,466       $23,893           $3,527
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                           1.14%(c)        1.10%         1.10%            1.09%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.51)%(c)      (0.48)%       (0.52)%          (0.46)%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                          34%             61%           67%              65%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $83,247,562.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

                       AIM V.I. CAPITAL APPRECIATION FUND

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and

                       AIM V.I. CAPITAL APPRECIATION FUND
state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                       AIM V.I. CAPITAL APPRECIATION FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Capital Appreciation Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                     WITHHOLDING
      TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  485,251,764      20,583,220
      Frank S. Bayley.............................................  485,193,740      20,641,244
      James T. Bunch..............................................  485,846,832      19,958,152
      Bruce L. Crockett...........................................  485,356,560      20,478,424
      Albert R. Dowden............................................  485,381,238      20,453,746
      Edward K. Dunn, Jr..........................................  484,642,618      21,192,366
      Jack M. Fields..............................................  485,417,523      20,417,461
      Carl Frischling.............................................  484,781,819      21,053,165
      Robert H. Graham............................................  485,247,575      20,587,409
      Gerald J. Lewis.............................................  484,388,317      21,446,667
      Prema Mathai-Davis..........................................  484,212,736      21,622,248
      Lewis F. Pennock............................................  485,257,174      20,577,810
      Ruth H. Quigley.............................................  483,391,857      22,443,127
      Louis S. Sklar..............................................  484,592,297      21,242,687
      Larry Soll, Ph.D. ..........................................  484,654,198      21,180,786
      Mark H. Williamson..........................................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                       AIM V.I. CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173
Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                  Vice President                                Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                    Vice President                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852
Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                       AIM V.I. CAPITAL APPRECIATION FUND

                                               AIM V.I. CAPITAL DEVELOPMENT FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                              AIM V.I. CAPITAL DEVELOPMENT FUND seeks to provide
                                                    long-term growth of capital.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                        AIM V.I. CAPITAL DEVELOPMENT FUND

FUND LOOKS FOR UNDERVALUED STOCKS                                                            The S&P 500 Index advanced only
WITH PRICE-APPRECIATION POTENTIAL                                                         slightly during the reporting period,
                                                                                          growing by single digits in January,
For the six-month period ended June 30,     In its announcement, the Fed said that        February, May and June, but declining by
2004, AIM V.I. Capital Development          despite the hike, "the stance of              single digits in March and April. For
Fund's Series I shares returned 5.43%,      monetary policy remains accommodative"        the reporting period, the strongest-
excluding product issuer charges. (Had      and that "with underlying inflation           performing sector was energy, followed
the effects of product issuer charges       still expected to be relatively low, the      by industrials and consumer staples. The
been included, the return would be          [Fed] believes that policy accommodation      weakest-performing sector was
lower.) The returns for Series II shares    can be removed at a pace that is likely       information technology, followed by
and benchmark indexes are shown in the      to be measured."                              materials and consumer discretionary.
table below.
                                               Gross domestic product, the broadest       YOUR FUND
   The fund outperformed the 3.44%          measure of economic activity, expanded
return of its broad-based index, the S&P    at an annualized rate of 4.5% in the          At the close of the reporting period,
500 Index. Overall during the reporting     first quarter of 2004 and 3.0% (advance       the fund was most heavily invested in
period, the market favored small- and       estimate) during the second quarter.          the information technology, consumer
mid-cap stocks, in which the fund           What had been a "jobless recovery"            discretionary, industrials and
invests, over large-cap stocks, the         produced more than 1.2 million new jobs       financials sectors--the same four
primary focus of the S&P 500 Index. The     from January through June, according to       sectors in which it was most invested
fund underperformed the 6.67% return of     the U.S. Department of Labor. An              six months ago. This means that the fund
the Russell Midcap Index and performed      improved job market likely contributed        continued to be positioned to benefit
in line with the 5.51% return of the        to rising consumer confidence, which          from economic recovery, as these are
Lipper Mid-Cap Core Fund Index.             reached a two-year high in June,              considered the most economically
                                            according to the Conference Board.            sensitive sectors. Keep in mind,
MARKET CONDITIONS                                                                         however, that our sector weightings are
                                               In its mid-June Beige Book report,         a byproduct of our stock-by-stock
As the reporting period closed, the U.S.    the Fed said that economic activity in        selection process, which focuses on
Federal Reserve (the Fed) voted to raise    April and May continued to expand             identifying undervalued companies with
the federal funds target rate by 25         nationwide, with manufacturing                the potential for future price
basis points (0.25%)-- its first rate       continuing to increase in most districts      appreciation.
increase in four years and a move much      and retail sales remaining even or
anticipated by the markets. The Fed's       rising in most areas. Residential real           In general, the fund benefited from
decision came amid signs that the           estate markets remained strong, and in a      good stock selection in the information
economy was strengthening and inflation,    few areas, commercial real estate             technology and health care sectors. As a
while still relatively tame, had risen      markets stabilized or even strengthened,      group, the fund's holdings in these
in recent months.                           the Fed reported.                             sectors posted better returns than the
                                                                                          stocks in the fund's three benchmark
                                                                                          indexes. The fund was also overweight in
                                                                                          these sectors, which provided additional
                                                                                          benefit.

====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                     TOP 10 INDUSTRIES*                            FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Alliance Data Systems Corp.    1.4%      1. Health Care Services           4.9%       Total returns 12/31/03-D6/30/04,
 2. Check Point Software                     2. Data Processing &                         excluding product issuer charges.
    Technologies Ltd. (Israel)     1.3          Outsourced Services            4.4        If product issuer charges were
 3. Fisher Scientific                        3. Diversified Commercial                    included, returns would be lower.
    International Inc.             1.3          Services                       4.1
 4. Waters Corp.                   1.2       4. Thrifts & Mortgage Finance     3.2        Series I Shares                      5.43%
 5. Parker Hannifin Corp.          1.2       5. Semiconductors                 3.0        Series II Shares                     5.30
 6. Caremark Rx, Inc.              1.2       6. Electronic Equipment                      S&P 500 Index
 7. DST Systems, Inc.              1.2          Manufacturers                  2.8        (Broad Market Index)                 3.44
 8. Rockwell Automation, Inc.      1.2       7. Oil & Gas Refining, Marketing             Russell Midcap Index
 9. XTO Energy, Inc.               1.2          & Transportation               2.8        (Style-specific Index)               6.67
10. Williams Cos., Inc. (The)      1.2       8. Application Software           2.7        Lipper Mid-Cap Core Fund Index
                                             9. Industrial Machinery           2.4        (Peer Group Index)                   5.51
                                            10. Electrical Components &
                                                Equipment                      2.3        Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS*             110
                                                                                          TOTAL NET ASSETS          $156.98 MILLION
====================================================================================================================================

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                   AIM V.I. CAPITAL DEVELOPMENT FUND

   Consumer discretionary and financial     AVERAGE ANNUAL TOTAL RETURNS                     International investing presents
holdings detracted from performance. The    ----------------------------------------      certain risks not associated with
fund lagged its peer group in the           As of 6/30/04                                 investing solely in the United States.
consumer discretionary sector because of                                                  These include risks relating to
its radio holdings, which have not seen     SERIES I SHARES                               fluctuations in the value of the U.S.
the growth rate of advertising dollars      Inception (5/1/98)           4.93%            dollar relative to the values of other
that other media companies have enjoyed      5 Years                     7.37             currencies, the custody arrangements
in this economic recovery. The fund's        1 Year                     24.54             made for the fund's foreign holdings,
exposure to insurance and real estate                                                     differences in accounting, political
stocks also detracted from performance,     SERIES II SHARES                              risks and the lesser degree of public
as stocks in these industries were          Inception                    4.68%            information required to be provided by
affected by expectations of rising           5 Years                     7.11             non-U.S. companies. The fund may invest
interest rates.                              1 Year                     24.16             up to 25% of its assets in the
                                                                                          securities of non-U.S. issuers.
   Top contributors to the fund's           PERFORMANCE INFORMATION
performance included three information                                                    ABOUT INDEXES USED IN THIS REPORT
technology stocks. Autodesk, maker of       Returns since the inception date of
design software for architects and          Series II shares are historical. All          The unmanaged Standard & Poor's
engineers, benefited from costcutting       other returns are the blended returns of      Composite Index of 500 Stocks (the S&P
measures and the introduction of a new      the historical performance of the fund's      500--Registered Trademark-- Index) is an
product. Alliance Data Systems, a major     Series II shares since their inception        index of common stocks frequently used
provider of private label credit card       and the restated historical performance       as a general measure of U.S. stock
services, reported a 30% increase in        of the fund's Series I shares (for            market performance.
first-quarter revenue in 2004, compared     periods prior to inception of the Series
with the same period last year. Check       II shares) adjusted to reflect the               The unmanaged Russell
Point Software benefited from increased     higher Rule 12b-1 fees applicable to the      Midcap--Registered Trademark-- Index
corporate spending on network security,     Series II shares. The inception date of       represents the performance of the stocks
announcing first-quarter revenue of $116    the fund's Series I shares is 5/1/98.         of domestic midcapitalization companies.
million, an 11% increase over the same      The inception date of the fund's Series
period last year.                           II shares is 8/21/01. The Series I and           The unmanaged Lipper Mid-Cap Core
                                            Series II shares invest in the same           Fund Index represents an average of the
   Westwood One and Cabot                   portfolio of securities and will have         performance of the 30 largest
Microelectronics detracted from fund        substantially similar performance,            mid-capitalization core funds tracked by
performance. Westwood One provides          except to the extent that expenses borne      Lipper, Inc., an independent mutual fund
programming content to more than 7,000      by each class differ.                         performance monitor.
radio stations, but its share price fell
during the period, as did a number of          The performance data quoted represent         The fund is not managed to track the
radio stocks. Cabot Microelectronics, a     past performance and cannot guarantee         performance of any particular index,
supplier of slurry used in the              comparable future results; current            including the indexes defined here, and
production of microchips, failed to meet    performance may be lower or higher.           consequently, the performance of the
analysts' earnings expectations because     Please see your financial advisor for         fund may deviate significantly from the
of a slowdown in product delivery.          the most recent month-end performance.        performance of the indexes.
Because of our conviction regarding         Performance figures reflect fund
these companies' potential for future       expenses, reinvested distributions and           A direct investment cannot be made in
price appreciation, the fund owned both     changes in net asset value. Investment        an index. Unless otherwise indicated,
of these stocks at the end of the           return and principal value will               index results include reinvested
period.                                     fluctuate so that you may have a gain or      dividends, and they do not reflect sales
                                            loss when you sell shares.                    charges. Performance of an index of
IN CLOSING                                                                                funds reflects fund expenses;
                                               AIM V.I. Capital Development Fund, a       performance of a market index does not.
Throughout the period, we remained          series portfolio of AIM Variable
committed to the fund's investment          Insurance Funds, is offered through           OTHER INFORMATION
objective of growth of capital by           insurance company separate accounts to
focusing on companies that we believe       fund variable annuity contracts and           The returns shown in the Management's
are reasonably valued, of high quality,     variable life insurance policies, and         Discussion of Fund Performance are based
and demonstrating earnings-growth           through certain pension or retirement         on net asset values calculated for
potential.                                  plans. Performance figures given              shareholder transactions. Generally
                                            represent the fund and are not intended       accepted accounting principles require
========================================    to reflect actual variable product            adjustments to be made to the net assets
        PORTFOLIO MANAGEMENT TEAM           values. They do not reflect sales             of the fund at period end for financial
              AS OF 6/30/04                 charges, expenses and fees at the             reporting purposes, and as such, the net
             MICHAEL CHAPMAN                separate account level. Sales charges,        asset values for shareholder
     PAUL J. RASPLICKA, LEAD MANAGER        expenses and fees, which are determined       transactions and the returns based on
ASSISTED BY THE SMALL/MID CAP CORE TEAM     by the product issuers, will vary and         those net asset values may differ from
========================================    will lower the total return.                  the net asset values and returns
                                                                                          reported in the Financial Highlights.
                                            PRINCIPAL RISKS OF INVESTING IN THE FUND      Additionally, the returns and net asset
                                                                                          values shown throughout this report are
                                            Investing in small and mid-size               at the fund level only and do not
                                            companies involves risks not associated       include variable product issuer charges.
                                            with investing in more established            If such charges were included, the total
                                            companies. Also, small companies may          returns would be lower.
                                            have business risk, significant stock
                                            price fluctuations and illiquidity.              The Conference Board is a
                                                                                          not-for-profit organization that
                                                                                          conducts research and publishes
                                                                                          information and analysis to help
                                                                                          businesses strengthen their performance.

                                                                                             Industry classifications used in this
                                                                                          report are generally according to the
                                                                                          Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.

                                                                                          A description of the policies and
                                                                                          procedures that the Fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, by calling
                                                                                          800-959-4246, or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                                                         VICDV-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)


                                                SHARES     MARKET VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-93.97%

ADVERTISING-1.38%

Interpublic Group of Cos., Inc. (The)(a)(b)      98,200    $  1,348,286
-----------------------------------------------------------------------
Lamar Advertising Co.-Class A(a)(b)              18,750         812,812
=======================================================================
                                                              2,161,098
=======================================================================

AIR FREIGHT & LOGISTICS-1.14%

Robinson (C.H.) Worldwide, Inc.                  39,000       1,787,760
=======================================================================

AIRLINES-0.48%

AirTran Holdings, Inc.(a)                        53,600         757,904
=======================================================================

APPAREL RETAIL-1.88%

Limited Brands                                   79,100       1,479,170
-----------------------------------------------------------------------
Ross Stores, Inc.                                55,300       1,479,828
=======================================================================
                                                              2,958,998
=======================================================================

APPLICATION SOFTWARE-2.70%

Amdocs Ltd. (United Kingdom)(a)                  50,200       1,176,186
-----------------------------------------------------------------------
Autodesk, Inc.                                   38,700       1,656,747
-----------------------------------------------------------------------
Siebel Systems, Inc.(a)                         131,800       1,407,624
=======================================================================
                                                              4,240,557
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.96%

Affiliated Managers Group, Inc.(a)(b)            30,000       1,511,100
=======================================================================

BROADCASTING & CABLE TV-0.99%

Cox Radio, Inc.-Class A(a)                       42,000         729,960
-----------------------------------------------------------------------
Westwood One, Inc.(a)                            34,500         821,100
=======================================================================
                                                              1,551,060
=======================================================================

BUILDING PRODUCTS-1.12%

American Standard Cos. Inc.(a)                   43,500       1,753,485
=======================================================================

CASINOS & GAMING-2.07%

GTECH Holdings Corp.                             15,400         713,174
-----------------------------------------------------------------------
Harrah's Entertainment, Inc.                     32,500       1,758,250
-----------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                40,600         777,084
=======================================================================
                                                              3,248,508
=======================================================================

COMMERCIAL PRINTING-1.14%

Donnelley (R.R.) & Sons Co.                      54,077       1,785,623
=======================================================================

COMMUNICATIONS EQUIPMENT-1.80%

Harris Corp.                                     31,900       1,618,925
-----------------------------------------------------------------------
UTStarcom, Inc.(a)                               39,900       1,206,975
=======================================================================
                                                              2,825,900
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.09%

Cummins Inc.                                     16,100       1,006,250
-----------------------------------------------------------------------
Navistar International Corp.(a)                  18,000         697,680
=======================================================================
                                                              1,703,930
=======================================================================

                                                SHARES     MARKET VALUE
-----------------------------------------------------------------------


CONSUMER ELECTRONICS-1.07%

Garmin Ltd. (Cayman Islands)(b)                  45,500    $  1,685,320
=======================================================================

CONSUMER FINANCE-1.16%

AmeriCredit Corp.(a)(b)                          93,500       1,826,055
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.39%

Alliance Data Systems Corp.(a)                   50,200       2,120,950
-----------------------------------------------------------------------
Certegy Inc.                                     22,550         874,940
-----------------------------------------------------------------------
CSG Systems International, Inc.(a)               51,500       1,066,050
-----------------------------------------------------------------------
DST Systems, Inc.(a)(b)                          39,400       1,894,746
-----------------------------------------------------------------------
Iron Mountain Inc.(a)(b)                         19,225         927,798
=======================================================================
                                                              6,884,484
=======================================================================

DISTILLERS & VINTNERS-0.82%

Constellation Brands, Inc.-Class A(a)(b)         34,600       1,284,698
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.09%

ARAMARK Corp.-Class B                            55,200       1,587,552
-----------------------------------------------------------------------
Corinthian Colleges, Inc.(a)                     35,700         883,218
-----------------------------------------------------------------------
Corrections Corp. of America(a)                  39,800       1,571,702
-----------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.(a)               86,000       1,505,000
-----------------------------------------------------------------------
United Rentals, Inc.(a)                          49,200         880,188
=======================================================================
                                                              6,427,660
=======================================================================

DIVERSIFIED METALS & MINING-1.27%

CONSOL Energy Inc.(c)(d) (Acquired 9/17/03;
  cost $673,596)                                 37,800       1,360,800
-----------------------------------------------------------------------
CONSOL Energy Inc.                               17,400         626,400
=======================================================================
                                                              1,987,200
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.33%

Cooper Industries, Ltd.-Class A (Bermuda)        29,800       1,770,418
-----------------------------------------------------------------------
Rockwell Automation, Inc.                        50,400       1,890,504
=======================================================================
                                                              3,660,922
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.80%

Aeroflex Inc.(a)                                 82,000       1,175,060
-----------------------------------------------------------------------
Amphenol Corp.-Class A(a)                        47,300       1,576,036
-----------------------------------------------------------------------
Varian Inc.(a)                                   39,000       1,643,850
=======================================================================
                                                              4,394,946
=======================================================================

ENVIRONMENTAL SERVICES-1.12%

Republic Services, Inc.                          60,700       1,756,658
=======================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND


                                                SHARES     MARKET VALUE
-----------------------------------------------------------------------

GENERAL MERCHANDISE STORES-1.34%

Dollar General Corp.                             70,000    $  1,369,200
-----------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                      26,500         726,895
=======================================================================
                                                              2,096,095
=======================================================================

HEALTH CARE DISTRIBUTORS-1.16%

Omnicare, Inc.                                   42,700       1,827,987
=======================================================================

HEALTH CARE EQUIPMENT-1.24%

Waters Corp.(a)                                  40,700       1,944,646
=======================================================================

HEALTH CARE FACILITIES-1.39%

Select Medical Corp.                             66,600         893,772
-----------------------------------------------------------------------
Universal Health Services, Inc.-Class B          28,100       1,289,509
=======================================================================
                                                              2,183,281
=======================================================================

HEALTH CARE SERVICES-4.87%

Apria Healthcare Group Inc.(a)                   47,700       1,368,990
-----------------------------------------------------------------------
Caremark Rx, Inc.(a)                             58,263       1,919,183
-----------------------------------------------------------------------
Covance Inc.(a)                                  28,400       1,095,672
-----------------------------------------------------------------------
DaVita, Inc.(a)                                  48,450       1,493,713
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                         22,400       1,774,752
=======================================================================
                                                              7,652,310
=======================================================================

HEALTH CARE SUPPLIES-1.26%

Fisher Scientific International Inc.(a)(b)       34,200       1,975,050
=======================================================================

HOME FURNISHINGS-0.78%

Tempur-Pedic International Inc.(a)               86,900       1,217,469
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.45%

Starwood Hotels & Resorts Worldwide, Inc.        15,900         713,115
=======================================================================

HOUSEWARES & SPECIALTIES-1.04%

Yankee Candle Co., Inc. (The)(a)                 56,000       1,638,000
=======================================================================

HYPERMARKETS & SUPER CENTERS-0.98%

BJ's Wholesale Club, Inc.(a)(b)                  61,600       1,540,000
=======================================================================

INDUSTRIAL GASES-0.97%

Airgas, Inc.                                     63,500       1,518,285
=======================================================================

INDUSTRIAL MACHINERY-2.37%

Parker Hannifin Corp.                            32,500       1,932,450
-----------------------------------------------------------------------
SPX Corp.                                        38,600       1,792,584
=======================================================================
                                                              3,725,034
=======================================================================

INSURANCE BROKERS-0.92%

Willis Group Holdings Ltd. (Bermuda)             38,600       1,445,570
=======================================================================

INTEGRATED OIL & GAS-0.87%

Murphy Oil Corp.                                 18,500       1,363,450
=======================================================================

INTERNET SOFTWARE & SERVICES-0.96%

United Online, Inc.(a)(b)                        85,550       1,506,536
=======================================================================

LEISURE PRODUCTS-1.93%

Brunswick Corp.(b)                               36,700       1,497,360
-----------------------------------------------------------------------
Hasbro, Inc.                                     80,600       1,531,400
=======================================================================
                                                              3,028,760
=======================================================================

                                                SHARES     MARKET VALUE
-----------------------------------------------------------------------


METAL & GLASS CONTAINERS-1.01%

Pactiv Corp.(a)                                  63,500    $  1,583,690
=======================================================================

MULTI-LINE INSURANCE-0.91%

Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/27/03-03/10/04; cost
  $1,372,870)(a)(c)(d)                          133,100       1,429,494
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.55%

Questar Corp.                                    22,200         857,808
=======================================================================

OFFICE ELECTRONICS-0.61%

Zebra Technologies Corp.-Class A(a)(b)           11,050         961,350
=======================================================================

OIL & GAS DRILLING-0.67%

Pride International, Inc.(a)(b)                  61,800       1,057,398
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.32%

BJ Services Co.(a)                               29,300       1,343,112
-----------------------------------------------------------------------
Key Energy Services, Inc.(a)                     77,200         728,768
=======================================================================
                                                              2,071,880
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.19%

XTO Energy, Inc.                                 62,625       1,865,599
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.80%

Ashland Inc.                                     31,200       1,647,672
-----------------------------------------------------------------------
Kinder Morgan, Inc.                              14,800         877,492
-----------------------------------------------------------------------
Williams Cos., Inc. (The)                       156,500       1,862,350
=======================================================================
                                                              4,387,514
=======================================================================

PACKAGED FOODS & MEATS-0.53%

Flowers Foods, Inc.                              32,000         836,800
=======================================================================

PAPER PACKAGING-2.13%

Sealed Air Corp.(a)(b)                           28,400       1,512,868
-----------------------------------------------------------------------
Smurfit-Stone Container Corp.(a)                 92,000       1,835,400
=======================================================================
                                                              3,348,268
=======================================================================

PERSONAL PRODUCTS-1.05%

NBTY, Inc.(a)                                    56,300       1,654,657
=======================================================================

PHARMACEUTICALS-1.16%

Medicis Pharmaceutical Corp.-Class A             18,000         719,100
-----------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                    41,400       1,107,036
=======================================================================
                                                              1,826,136
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.03%

ACE Ltd. (Cayman Islands)                        38,307       1,619,620
=======================================================================

PUBLISHING-0.87%

Journal Communications, Inc.-Class A             72,300       1,361,409
=======================================================================

REAL ESTATE-1.90%

Fieldstone Investment Corp. (Acquired
  11/06/03-4/12/04; cost $1,413,655)(c)(d)(e)    90,000       1,417,500
-----------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.-Class
  A                                              78,725       1,557,968
=======================================================================
                                                              2,975,468
=======================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND


                                                SHARES     MARKET VALUE
-----------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.74%

CB Richard Ellis Group, Inc.-Class A(a)          60,500    $  1,155,550
=======================================================================

REGIONAL BANKS-0.96%

Zions Bancorp                                    24,600       1,511,670
=======================================================================

REINSURANCE-0.93%

Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                      47,900       1,457,597
=======================================================================

RESTAURANTS-0.96%

Ruby Tuesday, Inc.                               54,800       1,504,260
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.44%

Cabot Microelectronics Corp.(a)(b)               28,900         884,629
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                        43,700       1,373,928
=======================================================================
                                                              2,258,557
=======================================================================

SEMICONDUCTORS-3.00%

Cypress Semiconductor Corp.(a)(b)                50,000         709,500
-----------------------------------------------------------------------
Intersil Corp.-Class A                           53,400       1,156,644
-----------------------------------------------------------------------
LSI Logic Corp.(a)(b)                           123,100         938,022
-----------------------------------------------------------------------
Microchip Technology Inc.                        44,300       1,397,222
-----------------------------------------------------------------------
Semiconductor Manufacturing International
  Corp.-ADR (Cayman Islands)(a)(b)               47,500         509,675
=======================================================================
                                                              4,711,063
=======================================================================

SPECIALTY CHEMICALS-0.96%

Great Lakes Chemical Corp.                       55,700       1,507,242
=======================================================================

SPECIALTY STORES-1.59%

Advance Auto Parts, Inc.(a)                      39,100       1,727,438
-----------------------------------------------------------------------
Rent-A-Center, Inc.(a)                           25,600         766,208
=======================================================================
                                                              2,493,646
=======================================================================

SYSTEMS SOFTWARE-2.25%

Check Point Software Technologies Ltd.
  (Israel)(a)(b)                                 73,800       1,991,862
-----------------------------------------------------------------------
McAfee Inc.(a)                                   85,100       1,542,863
=======================================================================
                                                              3,534,725
=======================================================================

                                                SHARES     MARKET VALUE

-----------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-0.89%

CDW Corp.                                        21,900    $  1,396,344
=======================================================================

THRIFTS & MORTGAGE FINANCE-3.23%

New York Community Bancorp, Inc.                 39,021         765,982
-----------------------------------------------------------------------
PMI Group, Inc. (The)                            39,100       1,701,632
-----------------------------------------------------------------------
Radian Group Inc.                                34,600       1,657,340
-----------------------------------------------------------------------
Saxon Capital, Inc.(a)                            8,100         184,923
-----------------------------------------------------------------------
Saxon Capital, Inc.(a)(c)(d) )(Acquired
  11/19/02-06/04/04; cost $111,000)              33,400         762,522
=======================================================================
                                                              5,072,399
=======================================================================

TRUCKING-0.96%

Sirva Inc.(a)                                    65,400       1,504,200
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $119,744,273)                         147,513,798
=======================================================================

MONEY MARKET FUNDS-5.58%

Liquid Assets Portfolio-Institutional
  Class(f)                                     4,379,237      4,379,237
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    4,379,237      4,379,237
=======================================================================
    Total Money Market Funds (Cost
      $8,758,474)                                             8,758,474
=======================================================================
TOTAL INVESTMENTS-99.55% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $128,502,747)               156,272,272
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-10.20%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                  8,005,401      8,005,401
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                  8,005,401      8,005,401
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $16,010,802)                                     16,010,802
=======================================================================
TOTAL INVESTMENTS-109.75% (Cost $144,513,549)               172,283,074
=======================================================================
OTHER ASSETS LESS LIABILITIES-(9.75%)                       (15,306,256)
=======================================================================
NET ASSETS-100.00%                                         $156,976,818
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at June 30, 2004.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at June 30, 2004 was $4,970,316, which represented 2.88% of the Fund's total investments. See Note 1A.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2004 was $4,970,316, which represented 3.17% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Security considered to be illiquid. The market value of this security at June 30, 2004 represented 0.90% of the Funds net assets.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $119,744,273)*                                 $147,513,798
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $24,769,276)                               24,769,276
=============================================================
    Total investments (cost $144,513,549)         172,283,074
=============================================================
Receivables for:
  Investments sold                                  1,326,918
-------------------------------------------------------------
  Fund shares sold                                    160,536
-------------------------------------------------------------
  Dividends                                           108,903
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     31,017
-------------------------------------------------------------
Other assets                                            1,941
=============================================================
    Total assets                                  173,912,389
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               624,153
-------------------------------------------------------------
  Fund shares reacquired                              131,346
-------------------------------------------------------------
  Deferred compensation and retirement plans           32,799
-------------------------------------------------------------
  Collateral upon return of securities loaned      16,010,802
-------------------------------------------------------------
Accrued administrative services fees                   82,699
-------------------------------------------------------------
Accrued distribution fees -- Series II                 30,173
-------------------------------------------------------------
Accrued transfer agent fees                             1,394
-------------------------------------------------------------
Accrued operating expenses                             22,205
=============================================================
    Total liabilities                              16,935,571
=============================================================
Net assets applicable to shares outstanding      $156,976,818
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $146,990,766
-------------------------------------------------------------
  Undistributed net investment income (loss)         (176,068)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities                         (17,607,405)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                     27,769,525
=============================================================
                                                 $156,976,818
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $103,786,720
_____________________________________________________________
=============================================================
Series II                                        $ 53,190,098
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            7,746,214
_____________________________________________________________
=============================================================
Series II                                           3,996,591
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      13.40
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      13.31
_____________________________________________________________
=============================================================

* At June 30, 2004, securities with an aggregate market value of $15,850,191 were on loan to brokers.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends                                         $  636,745
------------------------------------------------------------
Dividends from affiliated money market funds*         53,858
============================================================
    Total investment income                          690,603
============================================================

EXPENSES:

Advisory fees                                        537,973
------------------------------------------------------------
Administrative services fees                         189,325
------------------------------------------------------------
Custodian fees                                        11,349
------------------------------------------------------------
Distribution fees -- Series II                        55,072
------------------------------------------------------------
Transfer agent fees                                    6,571
------------------------------------------------------------
Trustees' fees                                         5,725
------------------------------------------------------------
Other                                                 31,210
============================================================
    Total expenses                                   837,225
============================================================
Less: Fees waived and expense offset
  arrangements                                          (734)
============================================================
    Net expenses                                     836,491
============================================================
Net investment income (loss)                        (145,888)
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities       6,607,822
============================================================
Change in net unrealized appreciation of
  investment securities                              689,261
============================================================
Net gain from investment securities                7,297,083
============================================================
Net increase in net assets resulting from
  operations                                      $7,151,195
____________________________________________________________
============================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (145,888)   $   (184,564)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              6,607,822       5,550,292
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                              689,261      24,988,390
==========================================================================================
    Net increase in net assets resulting from operations         7,151,195      30,354,118
==========================================================================================
Share transactions-net:
  Series I                                                       4,809,777         144,211
------------------------------------------------------------------------------------------
  Series II                                                     17,653,017      11,878,034
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               22,462,794      12,022,245
==========================================================================================
    Net increase in net assets                                  29,613,989      42,376,363
==========================================================================================

NET ASSETS:

  Beginning of period                                          127,362,829      84,986,466
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(176,068) and $(30,180) for 2004 and
    2003, respectively)                                       $156,976,818    $127,362,829
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may

                       AIM V.I. CAPITAL DEVELOPMENT FUND
     be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the
Fund). For the six months ended June 30, 2004, AIM waived fees of $709.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $189,325 for such services, of which AIM retained $24,863 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $7,570 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has voluntarily agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $55,072.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                    MARKET                             PROCEEDS          UNREALIZED
                     VALUE          PURCHASES            FROM           APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST             SALES         (DEPRECIATION)      06/30/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 4,175,645      $20,693,206       $(20,489,614)        $    --         $ 4,379,237      $21,719       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class             4,175,645       20,693,206        (20,489,614)             --           4,379,237       20,709            --
==================================================================================================================================
  Subtotal        $ 8,351,290      $41,386,412       $(40,979,228)        $    --         $ 8,758,474      $42,428       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                    MARKET                             PROCEEDS          UNREALIZED
                     VALUE          PURCHASES            FROM           APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST             SALES         (DEPRECIATION)      06/30/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class             6,104,966      $14,435,443       $(12,535,008)        $    --         $ 8,005,401      $ 5,851       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class             6,104,966       14,435,443        (12,535,008)             --           8,005,401        5,579            --
----------------------------------------------------------------------------------------------------------------------------------
  Subtotal        $12,209,932      $28,870,886       $(25,070,016)        $    --         $16,010,802      $11,430       $    --
==================================================================================================================================
  Total           $20,561,222      $70,257,298       $(66,049,244)        $    --         $24,769,276      $53,858       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $67,922

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended June 30, 2004, the Fund received credits in custodian fees of $25 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $25.

NOTE 5 --TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,244 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

    At June 30, 2004, securities with an aggregate value of $15,850,191 were on loan to brokers. The loans were secured by cash collateral of $16,010,802 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $11,430 for securities lending transactions.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $11,926,712
-----------------------------------------------------------------------------
December 31, 2010                                                 12,152,919
=============================================================================
Total capital loss carryforward                                  $24,079,631
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $66,726,175 and $49,067,046, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $30,952,378
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (3,314,984)
===========================================================================
Net unrealized appreciation of investment securities            $27,637,394
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $144,645,680.

NOTE 10--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                YEAR ENDED
                                                                   JUNE 30, 2004              DECEMBER 31, 2003
                                                              ------------------------    --------------------------
                                                               SHARES        AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      771,735    $10,158,762       938,089    $ 10,475,808
--------------------------------------------------------------------------------------------------------------------
  Series II                                                   1,650,959     21,660,241     1,393,053      15,390,421
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Series I                                                     (406,369)    (5,348,985)   (1,012,963)    (10,331,597)
--------------------------------------------------------------------------------------------------------------------
  Series II                                                    (308,147)    (4,007,224)     (337,849)     (3,512,387)
====================================================================================================================
                                                              1,708,178    $22,462,794       980,330    $ 12,022,245
____________________________________________________________________________________________________________________
====================================================================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           SERIES I
                                          --------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30,        ---------------------------------------------------------
                                             2004           2003       2002          2001       2000          1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  12.71        $  9.39    $ 11.94       $ 12.99    $ 11.89       $  9.21
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.01)         (0.01)     (0.01)(a)     (0.02)     (0.01)(a)     (0.03)(a)
====================================================================================================================
  Net gains (losses) on securities (both
    realized and unrealized)                   0.70           3.33      (2.54)        (1.03)      1.11          2.71
====================================================================================================================
    Total from investment operations           0.69           3.32      (2.55)        (1.05)      1.10          2.68
====================================================================================================================
Net asset value, end of period             $  13.40        $ 12.71    $  9.39       $ 11.94    $ 12.99       $ 11.89
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                5.43%         35.36%    (21.36)%       (8.08)%     9.25%        29.10%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $103,787        $93,813    $70,018       $92,732    $74,874       $11,035
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets        1.09%(c)       1.13%      1.14%         1.16%      1.19%(d)      1.23%(d)
====================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (0.13)%(c)     (0.13)%    (0.08)%       (0.16)%    (0.07)%       (0.32)%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                       36%            95%       121%          125%       110%          132%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $99,948,203.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.38% and 3.42% for the years ended December 31, 2000 and December 31, 1999, respectively.
(e)  Not annualized for periods less than one year.

                                                                                      SERIES II
                                                              ---------------------------------------------------------
                                                                                                        AUGUST 21, 2001
                                                              SIX MONTHS           YEAR ENDED             (DATE SALES
                                                                ENDED             DECEMBER 31,           COMMENCED) TO
                                                               JUNE 30,        ------------------        DECEMBER 31,
                                                                 2004           2003       2002              2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 12.64         $  9.36    $ 11.94           $11.88
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)          (0.03)     (0.03)(a)        (0.01)
=======================================================================================================================
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.69            3.31      (2.55)            0.07
=======================================================================================================================
    Total from investment operations                              0.67            3.28      (2.58)            0.06
=======================================================================================================================
Net asset value, end of period                                 $ 13.31         $ 12.64    $  9.36           $11.94
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   5.30%          35.04%    (21.61)%           0.50%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $53,190         $33,550    $14,969           $2,767
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                           1.34%(c)        1.38%      1.39%            1.41%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.38)%(c)      (0.38)%    (0.33)%          (0.41)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(e)                                          36%             95%       121%             125%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $44,299,623.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales

                       AIM V.I. CAPITAL DEVELOPMENT FUND
practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of

                       AIM V.I. CAPITAL DEVELOPMENT FUND
various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Capital Development Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                         WITHHOLDING
      TRUSTEES/MATTER                                                    VOTES FOR        AUTHORITY
----------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................      485,251,764       20,583,220
      Frank S. Bayley.............................................      485,193,740       20,641,244
      James T. Bunch..............................................      485,846,832       19,958,152
      Bruce L. Crockett...........................................      485,356,560       20,478,424
      Albert R. Dowden............................................      485,381,238       20,453,746
      Edward K. Dunn, Jr. ........................................      484,642,618       21,192,366
      Jack M. Fields..............................................      485,417,523       20,417,461
      Carl Frischling.............................................      484,781,819       21,053,165
      Robert H. Graham............................................      485,247,575       20,587,409
      Gerald J. Lewis.............................................      484,388,317       21,446,667
      Prema Mathai-Davis..........................................      484,212,736       21,622,248
      Lewis F. Pennock............................................      485,257,174       20,577,810
      Ruth H. Quigley.............................................      483,391,857       22,443,127
      Louis S. Sklar..............................................      484,592,297       21,242,687
      Larry Soll, Ph.D............................................      484,654,198       21,180,786
      Mark H. Williamson..........................................      484,890,948       20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                       AIM V.I. CAPITAL DEVELOPMENT FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                   Chairman and President                       Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                     Executive Vice President                     INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                   Senior Vice President, Secretary             Suite 100
Albert R. Dowden                   and Chief Legal Officer                      Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                   Vice President and Treasurer                 AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                    Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                   Vice President                               225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                 Vice President                               COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                   Vice President                               Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                     Vice President                               Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                       AIM V.I. CORE EQUITY FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                                      AIM V.I. CORE EQUITY FUND seeks to provide
                                                              growth of capital.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR
PRECEDED BY THE CURRENTLY EFFECTIVE FUND
PROSPECTUS AND PRODUCT PROSPECTUS, WHICH
CONTAIN MORE COMPLETE INFORMATION,
INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                AIM V.I. CORE EQUITY FUND

FOCUS ON STRONG COMPANIES
BENEFITED FUND PERFORMANCE

For the six-month reporting period ended    of Labor. An improved job                        Due to our long-term focus, we
June 30, 2004, AIM V.I. Core Equity Fund    market likely contributed to rising           usually do not make significant changes
Series I shares returned 4.06%,             consumer confidence, which reached a          to the portfolio over short-term time
excluding product issuer charges. (Had      two-year high in June, according to the       frames such as six months. As such,
the effects of product issuer charges       Conference Board.                             there were few adjustments of note to
been included, the return would have                                                      the portfolio during the period, and we
been lower.) For the same period, the          According to Bloomberg, more than 85%      did not materially change the fund's
fund's broad market index, the S&P 500      of S&P 500 Index firms reporting              positioning. That being said, we added
Index, returned 3.44%. Performance for      first-quarter 2004 earnings met or            to the fund's health care and financials
Series II shares and the fund's             exceeded expectations. But strong             holdings, while somewhat reducing the
benchmark indexes is shown in the table     corporate earnings did not necessarily        fund's consumer discretionary and
below.                                      cause stock prices to rise, even in           information technology holdings.
                                            sectors such as materials and
MARKET CONDITIONS                           information technology, in which average         Strong performance in the fund came
                                            earnings growth was strongest.                from holdings in the industrials and
As the reporting period closed, the U.S.                                                  energy sectors. This is consistent with
Federal Reserve (the Fed) voted to raise       The S&P 500 Index advanced only slightly   the sectors that drove overall market
the federal funds target rate by 25         for the reporting period, growing by single   performance, yet our specific holdings
basis points (0.25%)--its first rate        digits in January, February, May and          in both these areas generally
increase in four years and a move much      June, but declining by single digits in       outperformed their benchmark
anticipated by markets. The Fed's           March and April. For the reporting            counterparts.
decision came amid signs that the           period, the strongest-performing sectors
economy was strengthening and inflation,    were energy, industrials and consumer            Specifically within industrials,
while still relatively tame, had risen      staples; the weakest-performing sectors       Illinois Tool Works performed up to our
in recent months.                           were information technology, materials        expectations during the period and was
                                            and consumer discretionary.                   also a top contributor to fund
   Gross domestic product, the broadest                                                   performance. During the period, the
measure of economic activity, expanded      YOUR FUND                                     manufacturer of fastening products and
at an annualized rate of 4.5% in the                                                      specialty packaging systems raised its
first quarter of 2004 and 3.0% during       Our continued focus on reasonably valued      earnings and sales outlook for the
the second quarter. What had been a         companies with strong balance sheets,         foreseeable future. In making our
"jobless recovery" produced more than       high returns on invested capital and          investment in Illinois Tool Works some
1.2 million new jobs from January           disciplined capital allocation practices      time ago, we believed we were purchasing
through June, according to the U.S.         1000 Index during the period.                 an interest in an established company
Department                                                                                with defensible distribution channels
                                                                                          and an experienced management team with
                                                                                          a history of making highly disciplined
                                                                                          capital allocation decisions. While
                                                                                          these characteristics were

====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                     TOP 10 INDUSTRIES*                            FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.               3.0%       1. Pharmaceuticals              12.7%        Total returns 12/31/03-6/30/04,
 2. General Mills, Inc.           2.8        2. Packaged Foods & Meats        8.6         excluding product issuer charges. If
 3. Tyco International Ltd.                  3. Integrated Oil & Gas          7.7         product issuer charges were included,
    (Bermuda)                     2.5        4. Systems Software              4.8         returns would be lower.
 4. Pfizer Inc.                   2.2        5. Industrial Machinery          4.0
 5. Dover Corp.                   2.1        6. Industrial Conglomerates      3.9         Series I Shares                 4.06%
 6. Kroger Co. (The)              2.0        7. Food Retail                   3.4         Series II Shares                3.93
 7. Waste Management, Inc.        2.0        8. Data Processing &                         S&P 500 Index (Broad Market
 8. BP PLC-ADR (United Kingdom)   1.9           Outsourced Services           2.9         Index)                          3.44
 9. Washington Mutual, Inc.       1.9        9. Diversified Banks             2.7         Russell 1000 Index (Style-
10. Bank of America Corp.         1.9       10. Publishing                    2.5         specific Index)                 3.33
                                                                                          Lipper Large-Cap Core Fund
                                                                                          Index (Peer Group Index)        2.24

                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS*         71
                                                                                          TOTAL NET ASSETS        $1.5 BILLION
====================================================================================================================================


*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.


                                                                                                           AIM V.I. CORE EQUITY FUND
tangible and robust, we believed the        AVERAGE ANNUAL TOTAL RETURNS                  non-U.S. companies. The fund may invest
market at that time was focused on          ----------------------------------------      up to 25% of its assets in the
short-term weakness in both industrial      As of 6/30/04                                 securities of non-U.S. issuers.
activity and company profits as the U.S.
economy slowed. As a result, we believed    SERIES I SHARES                               ABOUT INDEXES USED IN THIS REPORT
we were able to make an investment in a     10 Years                         9.82%
company with all of the quality              5 Years                        -3.33         The unmanaged Lipper Large-Cap Core Fund
characteristics we looked for, at a          1 Year                         18.07         Index represents an average of the
price we viewed as not reflective of its                                                  performance of the 30 largest
long-term potential.                        SERIES II SHARES                              large-capitalization core equity funds
                                            10 Years                         9.55%        tracked by Lipper, Inc., an independent
   As capital expenditures on the part       5 Years                        -3.56         mutual fund performance monitor.
of corporate America have recovered in       1 Year                         17.83
recent months, Illinois Tool Works has                                                       The unmanaged Russell
relied upon its strong position to fully    PERFORMANCE INFORMATION                       1000--Registered Trademark-- Index
participate and generate significant                                                      represents the performance of the stocks
financial returns while outperforming       Returns since the inception date of           of large-capitalization companies.
many of its direct competitors.             Series II shares are historical. All
                                            other returns are the blended returns of         The unmanaged Standard & Poor's
   Detracting from performance during       the historical performance of the fund's      Composite Index of 500 Stocks (the S&P
the reporting were select holdings in       Series II shares since their inception        500--Registered Trademark-- Index) is an
health care, where large pharmaceuticals    and the restated historical performance       index of common stocks frequently used
such as Bristol- Myers Squibb and Wyeth     of the fund's Series I shares (for            as a general measure of U.S. stock
declined. In both cases, the stocks         periods prior to inception of the Series      market performance.
suffered from industry-wide                 II shares) adjusted to reflect the
macroeconomic concerns about the            higher Rule 12b-1 fees applicable to the         The fund is not managed to track the
upcoming presidential election and          Series II shares. The inception date of       performance of any particular index,
potential legislation regarding drug        the fund's Series II shares is 10/24/01.      including the indexes defined here, and
re-importation--as well as individual       The Series I and Series II shares invest      consequently, the performance of the
patent expiration and legal concerns. In    in the same portfolio of securities and       fund may deviate significantly from the
our opinion, these companies offered        will have substantially similar               performance of the indexes.
compelling value even factoring in the      performance, except to the extent that
worst-case scenario for these issues,       expenses borne by each class differ.             A direct investment cannot be made in
and we continued to hold both stocks at                                                   an index. Unless otherwise indicated,
the close of the reporting period.             The performance data quoted represent      index results include reinvested
                                            past performance and cannot guarantee         dividends, and they do not reflect sales
IN CLOSING                                  comparable future results; current            charges. Performance of an index of
                                            performance may be lower or higher.           funds reflects fund expenses;
While we were pleased to have provided      Please see your financial advisor for         performance of a market index does not.
positive total return to shareholders       the most recent month-end performance.
and to outperform our benchmarks during     Performance figures reflect fund              OTHER INFORMATION
the reporting period, we continue to        expenses, reinvested distributions and
encourage shareholders to avoid focusing    changes in net asset value. Investment        The returns shown in the Management's
on short-term performance. Our goal is      return and principal value will               Discussion of Fund Performance are based
to provide shareholders with reliable       fluctuate so that you may have a gain or      on net asset values calculated for
long-term risk-adjusted performance as a    loss when you sell shares.                    shareholder transactions. Generally
means to provide a balance to their more                                                  accepted accounting principles require
aggressive equity investments.                 AIM V.I. Core Equity Fund, a series        adjustments to be made to the net assets
Consistent with that approach, the fund     portfolio of AIM Variable Insurance           of the fund at period end for financial
continued to invest primarily in what we    Funds, is offered through insurance           reporting purposes, and as such, the net
viewed as reasonably valued companies       company separate accounts to fund             asset value for shareholder transactions
with strong balance sheets, high or         variable annuity contracts and variable       and the returns based on those net asset
increasing returns on invested capital      life insurance policies, and through          values may differ from the net asset
and management that allocates capital to    certain pension or retirement plans.          values and returns reported in the
the benefit of shareholders.                Performance figures given represent the       Financial Highlights. Additionally, the
                                            fund and are not intended to reflect          returns and net asset values shown
========================================    actual variable product values. They do       throughout this report are at the fund
       PORTFOLIO MANAGEMENT TEAM            not reflect sales charges, expenses and       level only and do not include variable
              AS OF 6/30/04                 fees at the separate account level.           product issuer charges. If such charges
            RONALD S. SLOAN                 Sales charges, expenses and fees, which       were included, the total returns would
ASSISTED BY THE MID/LARGE CAP CORE TEAM     are determined by the product issuers,        be lower.
========================================    will vary and will lower the total
                                            return.                                          Industry classifications used in this
                                                                                          report are generally according to the
                                            PRINCIPAL RISKS OF INVESTING IN THE FUND      Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                            International investing presents certain      exclusive property and a service mark of
                                            risks not associated with investing           Morgan Stanley Capital International
                                            solely in the United States. These            Inc. and Standard & Poor's.
                                            include risks relating to fluctuations
                                            in the value of the U.S. dollar relative         Bloomberg, Inc. is a well-known
                                            to the values of other currencies, the        independent financial research and
                                            custody arrangements made for the fund's      reporting firm.
                                            foreign holdings, differences in
                                            accounting, political risks and the              The Conference Board is a
                                            lesser degree of public information           not-for-profit organization that
                                            required to be provided by                    conducts research and publishes
                                                                                          information and analysis to help
                                                                                          businesses strengthen their performance.

                                                                                          A description of the policies and
                                                                                          procedures that the fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, by calling
                                                                                          800-959-4246, or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                                                         VICEQ-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-94.47%

AEROSPACE & DEFENSE-1.18%

Northrop Grumman Corp.                            338,200   $   18,161,340
==========================================================================

APPAREL RETAIL-0.94%

Limited Brands                                    773,000       14,455,100
==========================================================================

APPLICATION SOFTWARE-0.94%

SAP A.G.-ADR (Germany)                            344,000       14,382,640
==========================================================================

BREWERS-1.40%

Heineken N.V. (Netherlands)                       650,747       21,434,757
==========================================================================

BUILDING PRODUCTS-2.37%

American Standard Cos. Inc.(a)                    462,300       18,635,313
--------------------------------------------------------------------------
Masco Corp.                                       567,400       17,691,532
==========================================================================
                                                                36,326,845
==========================================================================

COMMUNICATIONS EQUIPMENT-0.49%

Nokia Oyj-ADR (Finland)                           520,000        7,560,800
==========================================================================

COMPUTER HARDWARE-1.42%

International Business Machines Corp.             246,400       21,720,160
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.91%

Automatic Data Processing, Inc.                   374,400       15,679,872
--------------------------------------------------------------------------
First Data Corp.                                  649,800       28,929,096
==========================================================================
                                                                44,608,968
==========================================================================

DEPARTMENT STORES-1.44%

Kohl's Corp.(a)                                   522,600       22,095,528
==========================================================================

DIVERSIFIED BANKS-2.68%

Bank of America Corp.                             344,800       29,176,976
--------------------------------------------------------------------------
Wachovia Corp.                                    268,050       11,928,225
==========================================================================
                                                                41,105,201
==========================================================================

DIVERSIFIED CHEMICALS-1.09%

Dow Chemical Co. (The)                            410,600       16,711,420
==========================================================================

ELECTRIC UTILITIES-2.13%

FPL Group, Inc.                                   251,600       16,089,820
--------------------------------------------------------------------------
TXU Corp.                                         410,600       16,633,406
==========================================================================
                                                                32,723,226
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-1.05%

Emerson Electric Co.                              253,600   $   16,116,280
==========================================================================

ENVIRONMENTAL SERVICES-1.96%

Waste Management, Inc.                            981,600       30,086,040
==========================================================================

FOOD RETAIL-3.36%

Kroger Co. (The)(a)                             1,671,500       30,421,300
--------------------------------------------------------------------------
Safeway Inc.(a)                                   830,900       21,055,006
==========================================================================
                                                                51,476,306
==========================================================================

HEALTH CARE EQUIPMENT-0.07%

Hospira, Inc.(a)                                   36,790        1,015,404
==========================================================================

HEALTH CARE FACILITIES-1.34%

HCA Inc.                                          494,600       20,570,414
==========================================================================

HOUSEHOLD PRODUCTS-1.06%

Kimberly-Clark Corp.                              247,800       16,325,064
==========================================================================

HOUSEWARES & SPECIALTIES-1.48%

Newell Rubbermaid Inc.                            966,200       22,705,700
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.83%

Wal-Mart Stores, Inc.                             241,500       12,741,540
==========================================================================

INDUSTRIAL CONGLOMERATES-3.93%

General Electric Co.                              693,000       22,453,200
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               1,140,100       37,782,914
==========================================================================
                                                                60,236,114
==========================================================================

INDUSTRIAL MACHINERY-3.96%

Dover Corp.                                       751,600       31,642,360
--------------------------------------------------------------------------
Illinois Tool Works Inc.                          303,300       29,083,437
==========================================================================
                                                                60,725,797
==========================================================================

INTEGRATED OIL & GAS-7.72%

Amerada Hess Corp.                                208,450       16,507,155
--------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                       553,650       29,659,030
--------------------------------------------------------------------------
ChevronTexaco Corp.                               165,500       15,575,205
--------------------------------------------------------------------------
ConocoPhillips                                    211,700       16,150,593
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 548,700       24,367,767
--------------------------------------------------------------------------
Murphy Oil Corp.                                  219,800       16,199,260
==========================================================================
                                                               118,459,010
==========================================================================

                           AIM V.I. CORE EQUITY FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-1.12%

ALLTEL Corp.                                      338,200   $   17,119,684
==========================================================================

INTERNET RETAIL-1.02%

InterActiveCorp(a)                                516,900       15,579,366
==========================================================================

INVESTMENT BANKING & BROKERAGE-0.97%

Morgan Stanley                                    281,300       14,844,201
==========================================================================

LIFE & HEALTH INSURANCE-1.05%

Prudential Financial, Inc.                        346,000       16,078,620
==========================================================================

OFFICE ELECTRONICS-1.46%

Xerox Corp.(a)                                  1,548,100       22,447,450
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.10%

Baker Hughes Inc.                                 449,300       16,916,145
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.04%

Citigroup Inc.                                    328,400       15,270,600
--------------------------------------------------------------------------
Principal Financial Group, Inc.                   461,400       16,047,492
==========================================================================
                                                                31,318,092
==========================================================================

PACKAGED FOODS & MEATS-8.59%

Campbell Soup Co.                               1,068,600       28,723,968
--------------------------------------------------------------------------
General Mills, Inc.                               908,200       43,166,746
--------------------------------------------------------------------------
Kellogg Co.                                       357,800       14,973,930
--------------------------------------------------------------------------
Kraft Foods Inc.-Class A                          773,000       24,488,640
--------------------------------------------------------------------------
Sara Lee Corp.                                    887,900       20,412,821
==========================================================================
                                                               131,766,105
==========================================================================

PAPER PRODUCTS-1.40%

Georgia-Pacific Corp.                             579,700       21,437,306
==========================================================================

PHARMACEUTICALS-12.69%

Abbott Laboratories                               381,600       15,554,016
--------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          789,900       19,352,550
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)(b)       690,800       28,640,568
--------------------------------------------------------------------------
Johnson & Johnson                                 456,000       25,399,200
--------------------------------------------------------------------------
Merck & Co. Inc.                                  584,700       27,773,250
--------------------------------------------------------------------------
Pfizer Inc.                                     1,005,000       34,451,400
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        245,900   $   16,546,611
--------------------------------------------------------------------------
Wyeth                                             744,000       26,903,040
==========================================================================
                                                               194,620,635
==========================================================================

PROPERTY & CASUALTY INSURANCE-2.06%

ACE Ltd. (Cayman Islands)                         362,300       15,318,044
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               400,088       16,219,568
==========================================================================
                                                                31,537,612
==========================================================================

PUBLISHING-2.54%

Gannett Co., Inc.                                 217,400       18,446,390
--------------------------------------------------------------------------
New York Times Co. (The)-Class A                  460,300       20,580,013
==========================================================================
                                                                39,026,403
==========================================================================

RAILROADS-2.14%

Norfolk Southern Corp.                            644,500       17,092,140
--------------------------------------------------------------------------
Union Pacific Corp.                               264,200       15,706,690
==========================================================================
                                                                32,798,830
==========================================================================

REGIONAL BANKS-1.54%

BB&T Corp.                                        342,700       12,669,619
--------------------------------------------------------------------------
SunTrust Banks, Inc.                              169,600       11,022,304
==========================================================================
                                                                23,691,923
==========================================================================

SEMICONDUCTORS-2.27%

Intel Corp.                                       719,600       19,860,960
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                               107,862          896,330
--------------------------------------------------------------------------
Xilinx, Inc.                                      424,200       14,130,102
==========================================================================
                                                                34,887,392
==========================================================================

SYSTEMS SOFTWARE-4.83%

Computer Associates International, Inc.         1,021,900       28,674,514
--------------------------------------------------------------------------
Microsoft Corp.                                 1,587,900       45,350,424
==========================================================================
                                                                74,024,938
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.90%

Washington Mutual, Inc.                           755,800       29,204,112
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,272,121,957)                        1,449,042,468
==========================================================================

                           AIM V.I. CORE EQUITY FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-5.54%

Liquid Assets Portfolio-Institutional
  Class(c)                                     42,448,868   $   42,448,868
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    42,448,868       42,448,868
==========================================================================
    Total Money Market Funds (Cost
      $84,897,736)                                              84,897,736
==========================================================================
    Total Investments-100.01% (excluding
      investments purchased with cash
      collateral from securities loaned)
      (Cost $1,357,019,693)                                  1,533,940,204
==========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.08%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                   1,281,400        1,281,400
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $1,281,400)                                          1,281,400
==========================================================================
TOTAL INVESTMENTS-100.09% (Cost
  $1,358,301,093)                                            1,535,221,604
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.09%)                           (1,377,551)
==========================================================================
NET ASSETS-100.00%                                          $1,533,844,053
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at June 30, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 6.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,272,121,957)*                             $1,449,042,468
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $86,179,136)                               86,179,136
=============================================================
    Total investments (cost $1,358,301,093)     1,535,221,604
=============================================================
Receivables for:
  Fund shares sold                                     14,405
-------------------------------------------------------------
  Dividends                                         2,124,477
-------------------------------------------------------------
  Investments matured (Note 8)                        710,271
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    100,801
-------------------------------------------------------------
Other assets                                          124,850
=============================================================
    Total assets                                1,538,296,408
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            2,173,122
-------------------------------------------------------------
  Deferred compensation and retirement plans          152,941
-------------------------------------------------------------
  Collateral upon return of securities loaned       1,281,400
-------------------------------------------------------------
Accrued administrative services fees                  840,453
-------------------------------------------------------------
Accrued distribution fees -- Series II                  2,489
-------------------------------------------------------------
Accrued transfer agent fees                             1,950
=============================================================
    Total liabilities                               4,452,355
=============================================================
Net assets applicable to shares outstanding    $1,533,844,053
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $1,691,518,745
-------------------------------------------------------------
Undistributed net investment income                13,315,300
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                     (347,910,752)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               176,920,760
=============================================================
                                               $1,533,844,053
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,529,789,811
_____________________________________________________________
=============================================================
Series II                                      $    4,054,242
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           70,192,992
_____________________________________________________________
=============================================================
Series II                                             187,069
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        21.79
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        21.67
_____________________________________________________________
=============================================================

* At June 30, 2004, securities with an aggregate market value of $1,235,508 were on loan to brokers.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $77,194)                                       $12,676,984
------------------------------------------------------------
Dividends from affiliated money market funds**       451,929
============================================================
    Total investment income                       13,128,913
============================================================

EXPENSES:

Advisory fees                                      4,672,266
------------------------------------------------------------
Administrative services fees                       1,991,262
------------------------------------------------------------
Custodian fees                                        18,470
------------------------------------------------------------
Distribution fees -- Series II                         4,890
------------------------------------------------------------
Transfer agent fees                                   16,552
------------------------------------------------------------
Trustees' fees                                        16,096
------------------------------------------------------------
Other                                                137,226
============================================================
    Total expenses                                 6,856,762
============================================================
Less: Fees waived                                    (11,455)
============================================================
    Net expenses                                   6,845,307
============================================================
Net investment income                              6,283,606
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                           62,116,279
------------------------------------------------------------
  Foreign currencies                                  16,624
============================================================
                                                  62,132,903
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (6,721,228)
------------------------------------------------------------
  Foreign currencies                                     249
============================================================
                                                  (6,720,979)
============================================================
Net gain from investment securities and foreign
  currencies                                      55,411,924
============================================================
Net increase in net assets resulting from
  operations                                     $61,695,530
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    6,283,606    $   12,890,531
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            62,132,903       (24,972,748)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  (6,720,979)      324,404,651
==============================================================================================
    Net increase in net assets resulting from operations          61,695,530       312,322,434
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                --       (14,186,491)
----------------------------------------------------------------------------------------------
  Series II                                                               --           (31,366)
==============================================================================================
    Decrease in net assets resulting from distributions                   --       (14,217,857)
==============================================================================================
Share transactions-net:
  Series I                                                       (87,225,771)     (127,008,381)
----------------------------------------------------------------------------------------------
  Series II                                                           91,157         1,187,509
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          (87,134,614)     (125,820,872)
==============================================================================================
    Net increase (decrease) in net assets                        (25,439,084)      172,283,705
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,559,283,137     1,386,999,432
==============================================================================================
  End of period (including undistributed net investment
    income of $13,315,300 and $7,031,694 for 2004 and 2003,
    respectively)                                             $1,533,844,053    $1,559,283,137
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may

                           AIM V.I. CORE EQUITY FUND
     be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended June 30, 2004, AIM waived fees of $11,455.
                           AIM V.I. CORE EQUITY FUND

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $1,991,262 for such services, of which AIM retained $179,449 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $11,080 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $4,890.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      06/30/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 69,099,940      $112,466,768      $(139,117,840)       $    --         $42,448,868     $228,609       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            69,099,940       112,466,768       (139,117,840)            --          42,448,868      217,782            --
==================================================================================================================================
    Subtotal     $138,199,880      $224,933,536      $(278,235,680)       $    --         $84,897,736     $446,391       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      06/30/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $         --      $ 64,623,600      $ (63,342,200)       $    --         $ 1,281,400     $  5,538       $    --
==================================================================================================================================
    Total        $138,199,880      $289,557,136      $(341,577,880)       $    --         $86,179,136     $451,929       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $66,220.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $2,507 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                           AIM V.I. CORE EQUITY FUND

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2004, securities with an aggregate value of $1,235,508 were on loan to brokers. The loans were secured by cash collateral of $1,281,400 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $5,538 for securities lending transactions.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2008                                               $    852,667
-----------------------------------------------------------------------------
December 31, 2009                                                370,653,287
-----------------------------------------------------------------------------
December 31, 2011                                                 21,217,854
=============================================================================
Total capital loss carryforward                                 $392,723,808
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

                           AIM V.I. CORE EQUITY FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $390,505,464 and $431,246,906, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $18,500,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which were due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                    INVESTMENT SECURITIES ON A TAX BASIS
----------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $183,458,170
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (29,813,527)
============================================================================
Net unrealized appreciation of investment securities            $153,644,643
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $1,381,576,961.

NOTE 9--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2004                DECEMBER 31, 2003
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       483,424    $ 10,293,476     1,752,378    $  32,165,026
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                       28,361         600,851       155,224        2,728,158
=======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --              --       702,995       14,186,491
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                           --              --         1,561           31,366
=======================================================================================================================
Reacquired:
  Series I                                                    (4,578,672)    (97,519,247)   (9,709,887)    (173,359,898)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (23,973)       (509,694)      (89,175)      (1,572,015)
=======================================================================================================================
                                                              (4,090,860)   $(87,134,614)   (7,186,904)   $(125,820,872)
_______________________________________________________________________________________________________________________
=======================================================================================================================

                           AIM V.I. CORE EQUITY FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                SERIES I
                                        -----------------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED                                  YEAR ENDED DECEMBER 31,
                                         JUNE 30,        ------------------------------------------------------------------------
                                           2004             2003             2002          2001             2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $   20.94        $    16.99       $    20.20    $    26.19       $    31.59    $    23.75
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.09              0.17(a)          0.12(a)       0.03(b)          0.01(a)       0.06(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.76              3.97            (3.27)        (6.01)           (4.56)         8.05
=================================================================================================================================
    Total from investment operations         0.85              4.14            (3.15)        (5.98)           (4.55)         8.11
=================================================================================================================================
Less distributions:
  Dividends from net investment income         --             (0.19)           (0.06)        (0.01)           (0.04)        (0.16)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                      --                --               --            --            (0.81)        (0.11)
=================================================================================================================================
    Total distributions                        --             (0.19)           (0.06)        (0.01)           (0.85)        (0.27)
=================================================================================================================================
Net asset value, end of period          $   21.79        $    20.94       $    16.99    $    20.20       $    26.19    $    31.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              4.06%            24.42%          (15.58)%      (22.83)%         (14.56)%       34.25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $1,529,790       $1,555,475       $1,385,050    $1,916,875       $2,514,262    $2,443,264
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                     0.89%(d)          0.81%(e)         0.78%         0.82%            0.84%         0.77%
=================================================================================================================================
Ratio of net investment income to
  average net assets                         0.82%(d)          0.91%            0.67%         0.12%(b)         0.04%         0.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                     27%               31%             113%           73%              75%           93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been remained unchanged and the ratio of net investment income to average net assets would have been 0.13%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d) Ratios are annualized and based on average daily net assets of $1,541,212,077.
(e) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 0.82%.
(f)  Not annualized for periods less than one year.

                           AIM V.I. CORE EQUITY FUND

                                                                                        SERIES II
                                                              -------------------------------------------------------------
                                                                                                           OCTOBER 24, 2001
                                                              SIX MONTHS               YEAR ENDED            (DATE SALES
                                                                ENDED                 DECEMBER 31,          COMMENCED) TO
                                                               JUNE 30,          ----------------------      DECEMBER 31,
                                                                 2004             2003           2002            2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $20.85           $16.94         $ 20.19         $18.97
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.06             0.12(a)         0.07(a)       (0.00)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.76             3.96           (3.26)          1.23
===========================================================================================================================
    Total from investment operations                              0.82             4.08           (3.19)          1.23
===========================================================================================================================
Less distributions from net investment income                       --            (0.17)          (0.06)         (0.01)
===========================================================================================================================
Net asset value, end of period                                  $21.67           $20.85         $ 16.94         $20.19
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                   3.93%           24.15%         (15.79)%         6.49%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $4,054           $3,808         $ 1,949         $  400
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.14%(c)         1.06%(d)        1.03%          1.03%(e)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.57%(c)         0.66%           0.42%         (0.10)%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)                                          27%              31%            113%            73%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $3,933,762.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 1.07%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from

                           AIM V.I. CORE EQUITY FUND
serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery,

                           AIM V.I. CORE EQUITY FUND
including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                           AIM V.I. CORE EQUITY FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Core Equity Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  485,251,764      20,583,220
      Frank S. Bayley..............................  485,193,740      20,641,244
      James T. Bunch...............................  485,846,832      19,958,152
      Bruce L. Crockett............................  485,356,560      20,478,424
      Albert R. Dowden.............................  485,381,238      20,453,746
      Edward K. Dunn, Jr. .........................  484,642,618      21,192,366
      Jack M. Fields...............................  485,417,523      20,417,461
      Carl Frischling..............................  484,781,819      21,053,165
      Robert H. Graham.............................  485,247,575      20,587,409
      Gerald J. Lewis..............................  484,388,317      21,446,667
      Prema Mathai-Davis...........................  484,212,736      21,622,248
      Lewis F. Pennock.............................  485,257,174      20,577,810
      Ruth H. Quigley..............................  483,391,857      22,443,127
      Louis S. Sklar...............................  484,592,297      21,242,687
      Larry Soll, Ph.D.............................  484,654,198      21,180,786
      Mark H. Williamson...........................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                           AIM V.I. CORE EQUITY FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND

Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                   Chairman and President                       Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                     Executive Vice President                     INVESTMENT ADVISOR

Bruce L. Crockett                 Kevin M. Carome                               A I M Advisors, Inc.
                                   Senior Vice President, Secretary             11 Greenway Plaza
Albert R. Dowden                   and Chief Legal Officer                      Suite 100
                                                                                Houston, TX 77046-1173
Edward K. Dunn, Jr.               Sidney M. Dilgren
                                   Vice President and Treasurer                 TRANSFER AGENT
Jack M. Fields
                                  Robert G. Alley                               AIM Investment Services, Inc.
Carl Frischling                    Vice President                               P.O. Box 4739
                                                                                Houston, TX 77210-4739
Robert H. Graham                  Stuart W. Coco
                                   Vice President                               CUSTODIAN
Gerald J. Lewis
                                  Melville B. Cox                               State Street Bank and Trust Company
Prema Mathai-Davis                 Vice President                               225 Franklin Street
                                                                                Boston, MA 02110-2801
Lewis F. Pennock                  Karen Dunn Kelley
                                   Vice President                               COUNSEL TO THE FUNDS
Ruth H. Quigley
                                  Edgar M. Larsen                               Foley & Lardner LLP
Louis S. Sklar                     Vice President                               3000 K N.W., Suite 500
                                                                                Washington, D.C. 20007-5111
Larry Soll, Ph.D.
                                                                                COUNSEL TO THE TRUSTEES
Mark H. Williamson
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                                                                New York, NY 10022-3852

                                                                                DISTRIBUTOR

                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                           AIM V.I. CORE EQUITY FUND

                                           AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND seeks
                                         to provide long-term growth of capital.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.


===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================


===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                 AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

FUND REMAINED FOCUSED ON FOUR                                                             to invest the bulk of fund assets in the
KEY AREAS OF ECONOMY                                                                      areas of the economy that subadvisor
                                                                                          Harry S. Dent believes are most likely
For the six-month reporting period ended       Gross domestic product, the broadest       to benefit from changing demographic,
June 30, 2004, AIM V.I. Dent Demographic    measure of economic activity, expanded        economic and lifestyle trends:
Trends Fund Series I shares returned        at an annualized rate of 4.5% in the          consumer-related, financials, health
3.65%, excluding product issuer charges.    first quarter of 2004 and 3.0% during         care and information technology. Our
(Had the effects of product issuer          the second quarter. What had been a           stock selection process proved its worth
charges been included, the return would     "jobless recovery" produced more than         during the reporting period, as our
have been lower.) For the same period,      1.2 million new jobs from January             stocks within each of those key sectors
the fund's broad market index, the S&P      through June, according to the U.S.           generally outperformed those of our
500 Index, returned 3.44%. Performance      Department of Labor. An improved job          style-specific index, the Russell 3000
for Series II shares and the fund's         market likely contributed to rising           Growth Index.
benchmark indexes is shown in the table     consumer confidence, which reached a
below.                                      two-year high in June, according to the          The percentage of fund assets
                                            Conference Board.                             invested in information technology
MARKET CONDITIONS                                                                         stocks declined somewhat, as we sold
                                               According to Bloomberg, more than 85%      select holdings and as the valuation of
As the reporting period closed, the U.S.    of S&P 500 Index firms reporting              some other holdings declined due to
Federal Reserve (the Fed) voted to hike     first-quarter 2004 earnings met or            market action. We increased our health
the federal funds target rate by 25         exceeded expectations. But strong             care holdings during the reporting
basis points (0.25%)--its first rate        corporate earnings did not necessarily        period and significantly increased our
increase in four years and a move much      cause stock prices to rise, even in           holdings in the consumer staples sector.
anticipated by markets. The Fed's           sectors such as materials and                 Due to careful stock selection, the
decision came amid signs that the           information technology in which average       fund's consumer staples holdings
economy was strengthening and inflation,    earnings growth was strongest. For the        generally outperformed those of our
while still relatively tame, had risen      reporting period, the                         style- specific index for the reporting
in recent months.                           strongest-performing sectors of the S&P       period.
                                            500 Index were energy, industrials and
   In its mid-June Beige Book report,       consumer staples; the weakest-performing         The fund had little or no exposure to
the Fed said that economic activity in      sectors were information technology,          the energy and industrials sectors.
April and May continued to expand           materials and consumer discretionary.         While many stocks in those sectors did
nationwide, with manufacturing                                                            quite well during the reporting period,
increasing in most districts and retail     YOUR FUND                                     they were outside of our focus sectors,
sales remaining even or rising in most                                                    and they generally failed to meet our
areas. Residential real estate markets      Throughout the reporting period, we           investment criteria: securities of
remained strong, and in a few areas,        positioned the fund to benefit from the       companies likely to benefit from
commercial real estate markets              economic recovery that we saw unfolding.      long-term demographic, economic and
stabilized or even strengthened, the Fed    We continued                                  lifestyle trends.
reported.
                                                                                             Individual stocks that helped fund
                                                                                          performance during the reporting period
                                                                                          included Internet portal Yahoo! The
                                                                                          stock appreciated

===================================================================================================================================
TOP 10 EQUITY HOLDINGS*                     TOP 10 INDUSTRIES*                            FUND VS. INDEXES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Cisco Systems, Inc.              3.0%    1. Communications Equipment         8.7%     Total returns 12/31/03-6/30/04,
 2. Pfizer Inc.                      2.4     2. Pharmaceuticals                  8.7      excluding product issuer charges.
 3. Genentech, Inc.                  2.2     3. Systems Software                 7.4      If product issuer charges were
 4. Microsoft Corp.                  2.2     4. Semiconductors                   5.9      included, returns would be lower.
 5. Yahoo! Inc.                      2.1     5. Biotechnology                    4.6
 6. Goldman Sachs Group, Inc. (The)  2.0     6. Health Care Equipment            4.1      Series I Shares                     3.65%
 7. Analog Devices, Inc.             2.0     7. Computer Hardware                3.0      Series II Shares                    3.47
 8. Dell Inc.                        2.0     8. Personal Products                3.0      S&P 500 Index (Broad Market Index)  3.44
 9. VERITAS Software Corp.           2.0     9. Department Stores                2.9      Russell 3000 Growth Index
10. Microchip Technology Inc.        2.0    10. Investment Banking & Brokerage   2.8      (Style-specific Index)              2.96
                                                                                          Lipper Multi-Cap Growth Fund Index
                                                                                          (Peer Group Index)                  4.62

                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS*             95
                                                                                          TOTAL NET ASSETS          $144.7 MILLION
===================================================================================================================================


*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                            AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

significantly during the reporting          PERFORMANCE INFORMATION                       arrangements made for the fund's foreign
period, a beneficiary of advertisers'                                                     holdings, differences in accounting,
willingness to spend an increasing share    Returns since the inception date of           political risks and the lesser degree of
of their dollars on non-traditional         Series II shares are historical. All          public information required to be
(i.e., Internet) media and Yahoo!'s         other returns are the blended returns of      provided by non-U.S. companies. The fund
dominant position in that space. Another    the historical performance of the fund's      may invest up to 25% of its assets in
stock that performed well was Research      Series II shares since their inception        the securities of non-U.S. issuers.
In Motion, which manufactures and           and the restated historical performance
markets the BlackBerry--Registered          of the fund's Series I shares (for               The fund may participate in the initial
Trademark-- mobile communication device,    periods prior to inception of the Series      public offering (IPO) market in some
among other products. In June, it           II shares) adjusted to reflect the            market cycles. Because of the fund's
announced that total BlackBerry             higher Rule 12b-1 fees applicable to the      small asset base, any investment the
subscribers had surpassed 1.3 million.      Series II shares. The inception date of       fund may make in IPOs may significantly
The company's earnings in recent            the fund's Series I shares is 12/29/99.       affect the fund's total return. As the
quarters have been boosted by growing       The inception date of the fund's Series       fund's assets grow, the impact of IPO
revenue, widening gross margins, and        II shares is 11/7/01. The Series I and        investments will decline, which may
improving operating efficiencies. Before    Series II shares invest in the same           reduce the effect of IPO investments on
the close of the reporting period, we       portfolio of securities and will have         the fund's total return.
took some profits and sold much of our      substantially similar performance,
stake in the stock because it had met       except to the extent that expenses borne      ABOUT INDEXES USED IN THIS REPORT
our valuation criteria.                     by each class differ.
                                                                                          The unmanaged Lipper Multi-Cap Growth
   Individual stocks that hindered fund        The performance data quoted represent      Fund Index represents an average of the
performance included Taro                   past performance and cannot guarantee         performance of the 30 largest
Pharmaceuticals and Foundry Networks.       comparable future results; current            multi-capitalization growth funds
Taro develops, manufactures and markets     performance may be lower or higher.           tracked by Lipper, Inc., an independent
prescription and over-the-counter           Please see your financial advisor for         mutual fund performance monitor.
pharmaceutical products. Its earnings       the most recent month-end performance.
disappointed, due to                        Performance figures reflect fund                 The unmanaged Russell 3000--Registered
higher-than-expected costs of launching     expenses, reinvested distributions and        Trademark-- Growth Index is a subset of
a new drug. Foundry Networks designs,       changes in net asset value. Investment        the Russell 3000--Registered  Trademark--
develops, manufactures and markets          return and principal value will               Index, an index of common stocks that
high-performance computer network           fluctuate so that you may have a gain or      measures performance of the largest 3,000
equipment. During the reporting period,     loss when you sell shares.                    U.S. companies based on market
the company lowered earnings guidance,                                                    capitalization; the Growth subset measures
which hurt the stock's performance. We         AIM V.I. Dent Demographic Trends Fund,     the performance of Russell 3000 companies
sold our holdings in both stocks before     a series portfolio of AIM Variable             with higher price/book ratios and higher
the close of the reporting period.          Insurance Funds, is offered through           forecasted growth values.
                                            insurance company separate accounts to
IN CLOSING                                  fund variable annuity contracts and              The unmanaged Standard & Poor's
                                            variable life insurance policies, and         Composite Index of 500 Stocks (the S&P
We appreciate your continued investment     through certain pension or retirement         500--Registered Trademark-- Index) is an
in AIM V.I. Dent Demographic Trends         plans. Performance figures given              index of common stocks frequently used
Fund.                                       represent the fund and are not intended       as a general measure of U.S. stock
                                            to reflect actual variable product            market performance.
AVERAGE ANNUAL TOTAL RETURNS                values. They do not reflect sales
---------------------------------           charges, expenses and fees at the                The fund is not managed to track the
As of 6/30/04                               separate account level. Sales charges,        performance of any particular index,
                                            expenses and fees, which are determined       including the indexes defined here, and
SERIES I SHARES                             by the product issuers, will vary and         consequently, the performance of the
Inception (12/29/99)      -12.79%           will lower the total return.                  fund may deviate significantly from the
  1 Year                   18.68                                                          performance of the indexes.
                                            PRINCIPAL RISKS OF INVESTING IN THE FUND
SERIES II SHARES                                                                             A direct investment cannot be made in
Inception                 -12.99%           Harry S. Dent's stock market scenario         an index. Unless otherwise indicated,
  1 Year                   18.54            for the coming decade, based on               index results include reinvested
                                            historical data, represents his opinion.      dividends, and they do not reflect sales
=====================================       Unforeseen events such as rising              charges. Performance of an index of funds
      PORTFOLIO MANAGEMENT TEAM             inflation, declining productivity,            reflects fund expenses; performance of a
            AS OF 6/30/04                   irregular spending and savings patterns,      market index does not.
           KIRK L. ANDERSON                 and other social, political, and
          JAMES G. BIRDSALL                 economic uncertainties could affect           OTHER INFORMATION
  LANNY H. SACHNOWITZ, LEAD MANAGER         corporate earnings and the stock market,
ASSISTED BY THE LARGE CAP GROWTH TEAM       negatively altering Mr. Dent's view.          The returns shown in the Management's
=====================================                                                     Discussion of Fund Performance are based
                                               Investing in small and mid-size            on net asset values calculated for
                                            companies involves risks not associated       shareholder transactions. Generally
                                            with investing in more established            accepted accounting principles require
                                            companies, including business risk,           adjustments to be made to the net assets
                                            significant stock price fluctuations and      of the fund at period end for financial
                                            illiquidity.                                  reporting purposes, and as such, the net
                                                                                          asset value for shareholder transactions
                                               International investing presents           and the returns based on those net asset
                                            certain risks not associated with             values may differ from the net asset
                                            investing solely in the United States.        values and returns reported in the
                                            These include risks relating to               Financial Highlights. Additionally, the
                                            fluctuations in the value of the U.S.         returns and net asset values shown
                                            dollar relative to the values of other        throughout this report are at the fund
                                            currencies, the custody                       level only and do not include variable
                                                                                          product issuer charges. If such charges
                                                                                          were included, the total returns would
                                                                                          be lower.

                                                                                             Industry classifications used in this
                                                                                          report are generally according to the
                                                                                          Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.

                                                                                             Bloomberg, Inc. is a well-known
                                                                                          independent financial research and
                                                                                          reporting firm.

                                                                                             The Conference Board is a
                                                                                          not-for-profit organization that conducts
                                                                                          research and publishes information and
                                                                                          analysis to help businesses strengthen
                                                                                          their performance.

                                                                                          A description of the policies and
                                                                                          procedures that the Fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, by calling
                                                                                          800-959-4246, or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                                                        VIDDT-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.81%
APPAREL RETAIL-2.10%

Foot Locker, Inc.                                   40,700   $    990,638
-------------------------------------------------------------------------
Gap, Inc. (The)                                     84,200      2,041,850
=========================================================================
                                                                3,032,488
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.85%

Coach, Inc.(a)                                      27,200      1,229,168
=========================================================================

APPLICATION SOFTWARE-2.39%

Amdocs Ltd. (United Kingdom)(a)                     60,000      1,405,800
-------------------------------------------------------------------------
Citrix Systems, Inc.(a)                             46,400        944,704
-------------------------------------------------------------------------
Siebel Systems, Inc.(a)                            104,100      1,111,788
=========================================================================
                                                                3,462,292
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.42%

Franklin Resources, Inc.                            14,400        721,152
-------------------------------------------------------------------------
Investors Financial Services Corp.                  36,900      1,608,102
-------------------------------------------------------------------------
Legg Mason, Inc.                                    12,800      1,164,928
=========================================================================
                                                                3,494,182
=========================================================================

BIOTECHNOLOGY-4.63%

Biogen Idec Inc.(a)                                 19,200      1,214,400
-------------------------------------------------------------------------
Genentech, Inc.(a)                                  56,700      3,186,540
-------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                            10,500        703,500
-------------------------------------------------------------------------
Invitrogen Corp.(a)                                 22,200      1,598,178
=========================================================================
                                                                6,702,618
=========================================================================

CASINOS & GAMING-0.73%

International Game Technology                       27,300      1,053,780
=========================================================================

COMMUNICATIONS EQUIPMENT-8.74%

Avaya Inc.(a)                                       96,400      1,522,156
-------------------------------------------------------------------------
Cisco Systems, Inc.(a)                             184,700      4,377,390
-------------------------------------------------------------------------
Comverse Technology, Inc.(a)                       122,200      2,436,668
-------------------------------------------------------------------------
Corning Inc.(a)                                     88,500      1,155,810
-------------------------------------------------------------------------
Motorola, Inc.                                     108,000      1,971,000
-------------------------------------------------------------------------
QUALCOMM Inc.                                       11,000        802,780
-------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                  5,500        376,420
=========================================================================
                                                               12,642,224
=========================================================================

COMPUTER HARDWARE-2.99%

Dell Inc.(a)                                        81,900      2,933,658
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                                MARKET
                                                 SHARES         VALUE
COMPUTER HARDWARE-(CONTINUED)

PalmOne, Inc.(a)                                    40,200   $  1,397,754
=========================================================================
                                                                4,331,412
=========================================================================

COMPUTER STORAGE & PERIPHERALS-1.41%

Electronics for Imaging, Inc.(a)                    40,700      1,150,182
-------------------------------------------------------------------------
Network Appliance, Inc.(a)                          41,100        884,883
=========================================================================
                                                                2,035,065
=========================================================================

CONSUMER ELECTRONICS-0.75%

Sony Corp.-ADR (Japan)                              28,500      1,084,425
=========================================================================

CONSUMER FINANCE-1.96%

American Express Co.                                21,000      1,078,980
-------------------------------------------------------------------------
MBNA Corp.                                          68,000      1,753,720
=========================================================================
                                                                2,832,700
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.93%

Alliance Data Systems Corp.(a)                      32,000      1,352,000
=========================================================================

DEPARTMENT STORES-2.88%

J.C. Penney Co., Inc.                               23,000        868,480
-------------------------------------------------------------------------
Kohl's Corp.(a)                                     30,500      1,289,540
-------------------------------------------------------------------------
Nordstrom, Inc.                                     20,500        873,505
-------------------------------------------------------------------------
Saks Inc.                                           75,300      1,129,500
=========================================================================
                                                                4,161,025
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.99%

University of Phoenix Online(a)                     16,400      1,436,476
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.66%

Agilent Technologies, Inc.(a)                       82,200      2,406,816
=========================================================================

FOOD RETAIL-0.44%

Whole Foods Market, Inc.                             6,700        639,515
=========================================================================

GENERAL MERCHANDISE STORES-1.07%

Target Corp.                                        36,500      1,550,155
=========================================================================

HEALTH CARE EQUIPMENT-4.11%

Bard (C.R.), Inc.                                   15,500        878,075
-------------------------------------------------------------------------
Boston Scientific Corp.(a)                          29,000      1,241,200
-------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                           13,500        673,650
-------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                     17,900      1,420,365
-------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                            19,700      1,737,540
=========================================================================
                                                                5,950,830
=========================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

HEALTH CARE SERVICES-2.07%

Caremark Rx, Inc.(a)                                43,800   $  1,442,772
-------------------------------------------------------------------------
DaVita, Inc.(a)                                     50,550      1,558,457
=========================================================================
                                                                3,001,229
=========================================================================

HEALTH CARE SUPPLIES-2.18%

Alcon, Inc. (Switzerland)                           20,400      1,604,460
-------------------------------------------------------------------------
Fisher Scientific International Inc.(a)             26,800      1,547,700
=========================================================================
                                                                3,152,160
=========================================================================

HOME ENTERTAINMENT SOFTWARE-0.81%

Electronic Arts Inc.(a)                             21,500      1,172,825
=========================================================================

HOTELS, RESORTS & CRUISE LINES-1.76%

Carnival Corp. (Panama)                             26,900      1,264,300
-------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.           28,700      1,287,195
=========================================================================
                                                                2,551,495
=========================================================================

HOUSEHOLD PRODUCTS-0.81%

Procter & Gamble Co. (The)                          21,400      1,165,016
=========================================================================

HYPERMARKETS & SUPER CENTERS-1.08%

Costco Wholesale Corp.                              38,000      1,560,660
=========================================================================

INTERNET RETAIL-2.29%

Amazon.com, Inc.(a)                                 13,700        745,280
-------------------------------------------------------------------------
eBay Inc.(a)                                        28,000      2,574,600
=========================================================================
                                                                3,319,880
=========================================================================

INTERNET SOFTWARE & SERVICES-2.61%

Ask Jeeves, Inc.(a)                                 17,400        679,122
-------------------------------------------------------------------------
Yahoo! Inc.(a)                                      85,200      3,095,316
=========================================================================
                                                                3,774,438
=========================================================================

INVESTMENT BANKING & BROKERAGE-2.81%

Goldman Sachs Group, Inc. (The)                     31,500      2,966,040
-------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                           20,400      1,101,192
=========================================================================
                                                                4,067,232
=========================================================================

LIFE & HEALTH INSURANCE-0.93%

AFLAC Inc.                                          33,100      1,350,811
=========================================================================

MANAGED HEALTH CARE-0.81%

UnitedHealth Group Inc.                             18,900      1,176,525
=========================================================================

MOTORCYCLE MANUFACTURERS-0.48%

Harley-Davidson, Inc.                               11,200        693,728
=========================================================================

MOVIES & ENTERTAINMENT-1.17%

Walt Disney Co. (The)                               66,500      1,695,085
=========================================================================

MULTI-LINE INSURANCE-1.27%

American International Group, Inc.                  25,800      1,839,024
=========================================================================

-------------------------------------------------------------------------
                                                                MARKET
                                                 SHARES         VALUE

OTHER DIVERSIFIED FINANCIAL SERVICES-1.00%

Citigroup Inc.                                      31,200   $  1,450,800
=========================================================================

PERSONAL PRODUCTS-2.96%

Avon Products, Inc.                                 33,000      1,522,620
-------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A                35,000      1,707,300
-------------------------------------------------------------------------
Gillette Co. (The)                                  24,700      1,047,280
=========================================================================
                                                                4,277,200
=========================================================================

PHARMACEUTICALS-8.66%

Eon Labs, Inc.(a)                                   61,000      2,496,730
-------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                        13,500        764,505
-------------------------------------------------------------------------
IVAX Corp.(a)                                       35,900        861,241
-------------------------------------------------------------------------
Johnson & Johnson                                   14,200        790,940
-------------------------------------------------------------------------
Lilly (Eli) & Co.                                   15,000      1,048,650
-------------------------------------------------------------------------
MGI Pharma, Inc.(a)                                 18,400        496,984
-------------------------------------------------------------------------
Pfizer Inc.                                         99,300      3,404,004
-------------------------------------------------------------------------
Sepracor Inc.(a)                                    24,700      1,306,630
-------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                          20,300      1,365,987
=========================================================================
                                                               12,535,671
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.56%

Allstate Corp. (The)                                32,600      1,517,530
-------------------------------------------------------------------------
Progressive Corp. (The)                              8,700        742,110
=========================================================================
                                                                2,259,640
=========================================================================

PUBLISHING-1.19%

Getty Images, Inc.(a)                               28,700      1,722,000
=========================================================================

REGIONAL BANKS-0.75%

Bank of Hawaii Corp.                                24,000      1,085,280
=========================================================================

RESTAURANTS-0.81%

Yum! Brands, Inc.(a)                                31,500      1,172,430
=========================================================================

SEMICONDUCTORS-5.90%

Analog Devices, Inc.                                62,500      2,942,500
-------------------------------------------------------------------------
Intel Corp.                                         52,000      1,435,200
-------------------------------------------------------------------------
Microchip Technology Inc.                           89,900      2,835,446
-------------------------------------------------------------------------
Xilinx, Inc.                                        39,900      1,329,069
=========================================================================
                                                                8,542,215
=========================================================================

SOFT DRINKS-1.00%

PepsiCo, Inc.                                       26,900      1,449,372
=========================================================================

SPECIALIZED FINANCE-1.10%

Chicago Mercantile Exchange (The)                   11,000      1,588,070
=========================================================================

SPECIALTY STORES-0.58%

Cabela's Inc.-Class A(a)                            31,200        840,840
=========================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

SYSTEMS SOFTWARE-7.41%

Check Point Software Technologies Ltd.
  (Israel)(a)                                       45,200   $  1,219,948
-------------------------------------------------------------------------
McAfee Inc.(a)                                      43,600        790,468
-------------------------------------------------------------------------
Microsoft Corp.                                    110,000      3,141,600
-------------------------------------------------------------------------
Oracle Corp.(a)                                     95,100      1,134,543
-------------------------------------------------------------------------
Symantec Corp.(a)                                   35,600      1,558,568
-------------------------------------------------------------------------
VERITAS Software Corp.(a)                          103,700      2,872,490
=========================================================================
                                                               10,717,617
=========================================================================

TECHNOLOGY DISTRIBUTORS-0.86%

CDW Corp.                                           19,600      1,249,696
=========================================================================

-------------------------------------------------------------------------
                                                                MARKET
                                                 SHARES         VALUE

WIRELESS TELECOMMUNICATION SERVICES-0.90%

Nextel Partners, Inc.-Class A(a)                    81,500   $  1,297,480
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $118,690,199)                           140,105,590
=========================================================================
MONEY MARKET FUNDS-3.16%

Liquid Assets Portfolio-Institutional
  Class(b)                                       2,286,592      2,286,592
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)      2,286,592      2,286,592
=========================================================================
    Total Money Market Funds (Cost
      $4,573,184)                                               4,573,184
=========================================================================
TOTAL INVESTMENTS-99.97% (Cost $123,263,383)                  144,678,774
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.03%                                47,877
=========================================================================
NET ASSETS-100.00%                                           $144,726,651
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $118,690,199)                                  $140,105,590
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $4,573,184)                                 4,573,184
=============================================================
     Total investments (cost $123,263,383)        144,678,774
=============================================================
Receivables for:
  Investments sold                                    915,809
-------------------------------------------------------------
  Fund shares sold                                    127,336
-------------------------------------------------------------
  Dividends                                            33,997
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     21,315
=============================================================
     Total assets                                 145,777,231
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                               830,747
-------------------------------------------------------------
  Fund shares reacquired                               49,237
-------------------------------------------------------------
  Deferred compensation and retirement plans           22,033
-------------------------------------------------------------
Accrued administrative services fees                   93,576
-------------------------------------------------------------
Accrued distribution fees -- Series II                 41,469
-------------------------------------------------------------
Accrued transfer agent fees                             1,103
-------------------------------------------------------------
Accrued operating expenses                             12,415
=============================================================
     Total liabilities                              1,050,580
=============================================================
Net assets applicable to shares outstanding      $144,726,651
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $158,372,128
-------------------------------------------------------------
  Undistributed net investment income (loss)         (415,049)
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
     investment securities                        (34,645,819)
-------------------------------------------------------------
  Unrealized appreciation of investment
     securities                                    21,415,391
=============================================================
                                                 $144,726,651
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $ 75,585,323
_____________________________________________________________
=============================================================
Series II                                        $ 69,141,328
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           13,987,184
_____________________________________________________________
=============================================================
Series II                                          12,865,207
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       5.40
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       5.37
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $4,810)                                         $  490,621
------------------------------------------------------------
Dividends from affiliated money market funds          32,969
============================================================
     Total investment income                         523,590
============================================================

EXPENSES:

Advisory fees                                        590,814
------------------------------------------------------------
Administrative services fees                         194,417
------------------------------------------------------------
Custodian fees                                        19,278
------------------------------------------------------------
Distribution fees -- Series II                        83,805
------------------------------------------------------------
Transfer agent fees                                    9,021
------------------------------------------------------------
Trustees' fees                                         5,689
------------------------------------------------------------
Other                                                 18,018
============================================================
     Total expenses                                  921,042
============================================================
Less: Fees waived and expense offset arrangement      (1,853)
============================================================
     Net expenses                                    919,189
============================================================
Net investment income (loss)                        (395,599)
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities       3,884,325
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                              973,327
============================================================
Net gain from investment securities                4,857,652
============================================================
Net increase in net assets resulting from
  operations                                      $4,462,053
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (395,599)   $   (483,214)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              3,884,325       1,783,016
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and option contracts                                973,327      20,805,019
==========================================================================================
    Net increase in net assets resulting from operations         4,462,053      22,104,821
==========================================================================================
Share transactions-net:
  Series I                                                       7,884,673      25,556,644
------------------------------------------------------------------------------------------
  Series II                                                      7,859,272      38,614,358
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               15,743,945      64,171,002
==========================================================================================
    Net increase in net assets                                  20,205,998      86,275,823
==========================================================================================

NET ASSETS:

  Beginning of period                                          124,520,653      38,244,830
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(415,049) and $(19,450) for 2004 and
    2003, respectively)                                       $144,726,651    $124,520,653
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's sub-advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $2 billion. Under the terms of a sub-advisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion. Effective July 1, 2004, the Fund entered into a new investment advisory agreement with AIM and a new sub-advisory agreement with H.S. Dent. Under the terms of the new investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.77% of the first $2 billion of the Fund's average daily net assets, plus 0.72% of the Fund's average daily net assets in excess of $2 billion. Under the terms of the new sub-advisory agreement between AIM and H.S. Dent, AIM pays

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

H.S. Dent at the annual rate of 6.49% of the net management fee when net assets exceed $50 million. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designed as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and
(vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. This expense limitation agreement is in effect through December 31, 2004. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $730.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $194,417 for such services, of which AIM retained $24,863 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $6,456 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $82,688 after AIM Distributors waived plan fees of $1,117.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               12/31/03        AT COST        FROM SALES      (DEPRECIATION)      06/30/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,258,463     $22,135,982     $(24,107,853)        $   --         $2,286,592     $16,927       $   --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,258,463      22,135,982      (24,107,853)            --          2,286,592      16,042           --
===========================================================================================================================
  Total           $8,516,926     $44,271,964     $(48,215,706)        $   --         $4,573,184     $32,969       $   --
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2004, the Fund received reductions in custodian fees of $6 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $6.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,238 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2008                                              $ 2,600,365
---------------------------------------------------------------------------
December 31, 2009                                               21,006,614
---------------------------------------------------------------------------
December 31, 2010                                               13,601,762
===========================================================================
Total capital loss carryforward                                $37,208,741
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $108,823,761 and $92,383,354, respectively.

                UNREALIZED APPRECIATION (DEPRECIATION) OF
                  INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities    $22,336,014
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (1,926,011)
=========================================================================
Net unrealized appreciation of investment securities          $20,410,003
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $124,268,771.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 9--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                YEAR ENDED
                                                                    JUNE 30, 2004               DECEMBER 31, 2003
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,745,785    $ 14,677,048     7,197,545    $33,332,639
---------------------------------------------------------------------------------------------------------------------
  Series II                                                    4,031,933      21,781,247     9,405,244     43,085,074
=====================================================================================================================
Reacquired:
  Series I                                                    (1,269,945)     (6,792,375)   (1,735,831)    (7,775,995)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                   (2,614,193)    (13,921,975)     (996,565)    (4,470,716)
=====================================================================================================================
                                                               2,893,580    $ 15,743,945    13,870,393    $64,171,002
_____________________________________________________________________________________________________________________
=====================================================================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                           SERIES I
                              ---------------------------------------------------------------------------------------------------
                                                                                                                DECEMBER 29, 1999
                              SIX MONTHS                                                                        (DATE OPERATIONS
                               ENDED                           YEAR ENDED DECEMBER 31,                          COMMENCED) TO
                              JUNE 30,         --------------------------------------------------------         DECEMBER 31,
                                2004            2003             2002            2001            2000              1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                    $  5.21         $  3.79          $  5.59         $  8.21         $ 10.00              $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                       (0.01)          (0.03)(a)        (0.03)(a)       (0.05)(a)       (0.07)(a)            0.00
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and unrealized)      0.20            1.45            (1.77)          (2.57)          (1.72)               0.00
=================================================================================================================================
    Total from investment
      operations                  0.19            1.42            (1.80)          (2.62)          (1.79)               0.00
=================================================================================================================================
Net asset value, end of
  period                       $  5.40         $  5.21          $  3.79         $  5.59         $  8.21              $10.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                   3.65%          37.47%          (32.20)%        (31.91)%        (17.90)%              0.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)               $75,585         $65,162          $26,747         $39,226         $41,300              $1,000
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers                1.20%(c)        1.30%            1.30%           1.38%           1.40%               1.40%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers             1.20%(c)        1.30%            1.43%           1.44%           1.63%              12.58%(d)
=================================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                     (0.45)%(c)      (0.61)%          (0.67)%         (0.79)%         (0.69)%              2.96%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)          70%            139%             208%            144%             92%                 --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $72,366,171.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND



                                                                                          SERIES II
                                                              -----------------------------------------------------------------
                                                                                                               NOVEMBER 7, 2001
                                                              SIX MONTHS       YEAR ENDED DECEMBER 31,         (DATE SALES
                                                               ENDED                                           COMMENCED) TO
                                                              JUNE 30,         -----------------------         DECEMBER 31,
                                                                2004            2003            2002              2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  5.19         $  3.78         $  5.58              $ 5.33
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)          (0.03)(a)       (0.04)(a)           (0.01)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.20            1.44           (1.76)               0.26
===============================================================================================================================
    Total from investment operations                              0.18            1.41           (1.80)               0.25
===============================================================================================================================
Net asset value, end of period                                 $  5.37         $  5.19         $  3.78              $ 5.58
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                   3.47%          37.30%         (32.26)%              4.69%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $69,141         $59,358         $11,498              $3,552
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.45%(c)        1.45%           1.45%               1.45%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.45%(c)        1.55%           1.68%               1.61%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.70)%(c)      (0.76)%         (0.82)%             (0.85)%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(e)                                          70%            139%            208%                144%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $67,412,642.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery,

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Dent Demographic Trends Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                     WITHHOLDING
      TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  485,251,764      20,583,220
      Frank S. Bayley.............................................  485,193,740      20,641,244
      James T. Bunch..............................................  485,846,832      19,958,152
      Bruce L. Crockett...........................................  485,356,560      20,478,424
      Albert R. Dowden............................................  485,381,238      20,453,746
      Edward K. Dunn, Jr. ........................................  484,642,618      21,192,366
      Jack M. Fields..............................................  485,417,523      20,417,461
      Carl Frischling.............................................  484,781,819      21,053,165
      Robert H. Graham............................................  485,247,575      20,587,409
      Gerald J. Lewis.............................................  484,388,317      21,446,667
      Prema Mathai-Davis..........................................  484,212,736      21,622,248
      Lewis F. Pennock............................................  485,257,174      20,577,810
      Ruth H. Quigley.............................................  483,391,857      22,443,127
      Louis S. Sklar..............................................  484,592,297      21,242,687
      Larry Soll, Ph.D. ..........................................  484,654,198      21,180,786
      Mark H. Williamson..........................................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             SUB-ADVISOR
                                  Vice President and Treasurer                  H.S. Dent Advisors, Inc.
Jack M. Fields                                                                  6515 Gwin Road
                                  Robert G. Alley                               Oakland, CA 94611-1203
Carl Frischling                   Vice President
                                                                                TRANSFER AGENT
Robert H. Graham                  Stuart W. Coco                                AIM Investment Services, Inc.
                                  Vice President                                P.O. Box 4739
Gerald J. Lewis                                                                 Houston, TX 77210-4739
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                CUSTODIAN
                                                                                State Street Bank and Trust Company
Lewis F. Pennock                  Karen Dunn Kelley                             225 Franklin Street
                                  Vice President                                Boston, MA 02110-2801
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE FUNDS
Louis S. Sklar                    Vice President                                Foley & Lardner LLP
                                                                                3000 K N.W., Suite 500
Larry Soll, Ph.D.                                                               Washington, D.C. 20007-5111

Mark H. Williamson                                                              COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                                                                New York, NY 10022-3852

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                AIM V.I. DIVERSIFIED INCOME FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                                          AIM V.I. DIVERSIFIED INCOME FUND seeks
                                                a high level of current income.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

==================================================
THIS REPORT MUST BE ACCOMPANIED OR
PRECEDED BY THE CURRENTLY EFFECTIVE FUND
PROSPECTUS AND PRODUCT PROSPECTUS, WHICH
CONTAIN MORE COMPLETE INFORMATION,
INCLUDING SALES CHARGES AND EXPENSES. READ
EACH CAREFULLY BEFORE YOU INVEST.
=================================================

=================================================          YOUR GOALS. OUR SOLUTIONS            [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE           --Registered Trademark--                 --Registered Trademark--
=================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                         AIM V.I. DIVERSIFIED INCOME FUND

FUND BENEFITED FROM SHORTER DURATION

AIM V.I. Diversified Income Fund Series I   down yields but driving up prices. Weak       of U.S. corporate high yield debt
shares completed the six-month period       jobs numbers and relatively benign            securities, returned 1.36% for the period
ending June 30, 2004, with total return of  inflation kept bond yields low, as few        compared to the 0.15% return for the U.S.
0.23%, excluding product issuer charges.    observers predicted imminent interest rate    investment-grade fixed-rate bond market,
(Had the effects of product issuer charges  increases. In such an environment,            as measured by the Lehman U.S. Aggregate
been included, the return would have been   investors sought out quality, causing         Bond Index.
lower.) Performance for Series II shares    Treasuries to outperform the bond market
and benchmark indexes is shown in the       as a whole.                                   YOUR FUND
table below.
                                               But a dramatic shift occurred in the       Several factors contributed to your fund's
   Your fund outperformed the 0.15% return  second quarter. In early April, the Labor     positive performance for the reporting
of the U.S. investment-grade bond market    Department reported that 353,000 jobs were    period. First, the fund had shorter
as measured by the Lehman U.S. Aggregate    created in March, far more than expected,     average duration than the Lehman U.S.
Bond Index. Fund return also exceeded that  and interest rate increases changed from a    Credit Index, its style-specific
of the Lehman U.S. Credit Index, which      possibility to a probability. As a result,    benchmark. Shorter duration, a defensive
returned -0.27%, and the Lipper BBB-Rated   the bond market suffered one of its worst     strategy to help protect the fund against
Fund Index, which returned -0.29% for the   three-month periods in the last decade.       potentially higher interest rates,
reporting period. The fund outperformed                                                   hindered performance during the first
its benchmark indexes primarily because of     According to the Bond Market               quarter but enhanced it during the second
the shorter average duration of its         Association, issuance of Treasury             quarter.
holdings.                                   securities was up sharply from the first
                                            quarter of 2003 to the first quarter of          Average duration measures a bond fund's
MARKET CONDITIONS                           2004, due in part to the costs of the war     sensitivity to changes in interest rates.
                                            in Iraq. In contrast, agency issuance         Since interest rates and bond prices move
As the reporting period closed, the U.S.    dropped slightly. Issuance of                 inversely, rising interest rates lower the
Federal Reserve (the Fed) voted to hike     mortgage-related securities fell by           value of bonds in a fund's portfolio.
the federal funds target rate by 25 basis   roughly 48% from the first quarter of 2003    Consequently, the longer a fund's average
points (0.25%). The Fed's decision came     to the first quarter of 2004; a similar       duration, the more its net asset value
amid signs that the economy was             decline was recorded in the issuance of       (NAV) drops when interest rates rise. At
strengthening and inflation, while still    agency mortgage-backed securities.            the close of the reporting period, the
relatively tame, had risen in recent                                                      fund's average duration was 4.85 years.
months.                                        In the U.S. fixed-rate securities
                                            market, high yield issues outperformed           The fund also benefited from its
   During the first quarter of 2004,        their investment-grade counterparts, on       holdings of mortgage-backed securities,
economic and geopolitical uncertainty       average, for the six-month reporting          which are typically less sensitive to
caused investors to seek the relative       period. The Lehman High Yield Index, which    interest rate changes than other debt
safety of bonds, driving                    represents the performance                    securities. In addition, the fund's
                                                                                          holdings had shorter maturities on average
                                                                                          than those of its benchmarks. Other
                                                                                          factors contributing to performance
                                                                                          included the fund's holdings of high yield
                                                                                          bonds and non-U.S. dollar denominated
                                                                                          bonds and its exposure to the British
                                                                                          pound.

                                                                                             Companies that helped fund performance
                                                                                          included trucking company Roadway, which
                                                                                          experienced better-than-expected
                                                                                          first-quarter earnings, and card maker
                                                                                          American Greetings, which has reduced
                                                                                          annual interest expense by paying down
                                                                                          debt.

                                                                                             Satellite communications company
                                                                                          Intelsat (which the fund no longer held at
                                                                                          period end) and Citizens Communications,
                                                                                          provider of access lines and other
                                                                                          communication services, hindered fund
                                                                                          performance as both companies experienced
                                                                                          price drops on bonds

======================================================================================
TOP 10 FIXED-INCOME ISSUERS*                FUND VS. INDEXES
--------------------------------------------------------------------------------------
 1. Federal National Mortgage               Total returns 12/31/03-6/30/04, excluding
    Association (FNMA)              4.5%    product issuer charges. If product issuer
 2. General Motors Acceptance Corp. 2.2     charges were included, returns would be
 3. Capital One Financial Corp.     2.1     lower.
 4. United Kingdom (Treasury of)
    (United Kingdom)                2.0     Series I Shares                     0.23%
 5. Federal Home Loan Mortgage              Series II Shares                    0.00
    Corp. (FHLMC)                   1.9     Lehman U.S. Aggregate
 6. Russian Federation (Russia)     1.9     Bond Index (Broad Market Index)     0.15
 7. Santander Financial Issuances   1.8     Lehman U.S. Credit Index
   (Cayman Islands)                         (Style-specific Index)             -0.27
 8. Citicorp Lease-Series 1999-1    1.7     Lipper BBB-Rated Fund Index
 9. U.S. Treasury Bonds             1.5     (Peer Group Index)                 -0.29
10. Patrons' Legacy 2004-I          1.5     Source: Lipper, Inc.

                                            TOTAL NUMBER OF HOLDINGS*             250
                                            TOTAL NET ASSETS            $68.3 MILLION
                                            AVERAGE CREDIT QUALITY RATING          AA
                                            AVERAGE EFFECTIVE DURATION     4.85 YEARS
                                            AVERAGE MATURITY               9.09 YEARS
======================================================================================

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                   AIM V.I. DIVERSIFIED INCOME FUND
because of potential buyouts. The fund's    Performance figures reflect reinvested        ABOUT INDEXES USED IN THIS REPORT
exposure to the euro and New Zealand and    distributions, changes in net asset value
Australian dollar also hurt performance.    and the effect of the maximum sales charge    The unmanaged Lehman U.S. Aggregate Bond
                                            unless otherwise stated. Investment return    Index (the Lehman Aggregate), which
IN CLOSING                                  and principal value will fluctuate so that    represents the U.S. investment-grade
                                            you may have a gain or loss when you sell     fixed-rate bond market (including
During the reporting period, we continued   shares.                                       government and corporate securities,
to focus on providing high current income                                                 mortgage pass-through securities and
for our shareholders by investing in a         AIM V.I. Diversified Income Fund, a        asset-backed securities), is compiled by
broad range of fixed-income sectors,        series portfolio of AIM Variable Insurance    Lehman Brothers, a global investment bank.
including U.S. and non-U.S.                 Funds, is offered through insurance
investment-grade and noninvestment-grade    company separate accounts to fund variable       The unmanaged Lipper BBB-Rated Fund
bonds. We appreciate your continued         annuity contracts and variable life           Index represents an average of the 30
investment in the fund.                     insurance policies, and through certain       largest BBB-rated bond funds tracked by
                                            pension or retirement plans. Performance      Lipper, Inc., an independent mutual fund
=========================================   figures given represent the fund and are      performance monitor.
        PORTFOLIO MANAGEMENT TEAM           not intended to reflect actual variable
              AS OF 6/30/04                 product values. They do not reflect sales        The Lehman U.S. Credit Index consists
             ROBERT G. ALLEY                charges, expenses and fees at the separate    of publicly issued U.S. corporate and
             JAN H. FRIEDLI                 account level. Sales charges, expenses and    specified foreign debentures and secured
            CAROLYN L. GIBBS                fees, which are determined by the product     notes that meet the specified maturity,
             SCOT W. JOHNSON                issuers, will vary and will lower the         liquidity, and quality requirements. It is
                                            total return.                                 compiled by Lehman Brothers, a global
  ASSISTED BY THE INVESTMENT GRADE TEAM                                                   investment bank. To qualify, bonds must be
       AND HIGH YIELD TAXABLE TEAM          PRINCIPAL RISKS OF INVESTING IN THE FUND      SEC-registered.
=========================================
                                            The fund may participate in the initial          The unmanaged Lehman High Yield Index,
AVERAGE ANNUAL TOTAL RETURNS                public offering (IPO) market in some          which represents the performance of
----------------------------                market cycles. Because of the fund's small    high-yield debt securities, is compiled by
As of 6/30/04                               asset base, any investment the fund may       Lehman Brothers, a global investment bank.
                                            make in IPOs may significantly affect the
SERIES I SHARES                             fund's total return. As the fund's assets        A direct investment cannot be made in
10 Years 5.41%                              grow, the impact of IPO investments will      an index. Unless otherwise indicated,
 5 Years  3.18                              decline, which may reduce the effect of       index results include reinvested
 1 Year   1.14                              IPO investments on the fund's total           dividends, and they do not reflect sales
                                            return.                                       charges. Performance of an index of funds
SERIES II SHARES                                                                          reflects fund expenses; performance of a
10 Years 5.14%                                 U.S. Treasury securities such as bills,    market index does not.
 5 Years  2.91                              notes and bonds offer a high degree of
 1 Year   0.79                              safety, and they guarantee the payment of        The fund is not managed to track the
                                            principal and any applicable interest if      performance of any particular index,
                                            held to maturity. Fund shares are not         including the indexes defined here, and
PERFORMANCE INFORMATION                     insured, and their value and yield will       consequently, the performance of the fund
                                            vary with market conditions.                  may deviate significantly from the
Returns since the inception date of Series                                                performance of the indexes.
II shares are historical. All other            International investing presents
returns are the blended returns of the      certain risks not associated with             OTHER INFORMATION
historical performance of the fund's        investing solely in the United States.
Series II shares since their inception and  These include risks relating to               The returns shown in the Management's
the restated historical performance of the  fluctuations in the value of the U.S.         Discussion of Fund Performance are based
fund's Series I shares (for periods prior   dollar relative to the values of other        on net asset values calculated for
to inception of the Series II shares)       currencies, the custody arrangements made     shareholder transactions. Generally
adjusted to reflect the higher Rule 12b-1   for the fund's foreign holdings,              accepted accounting principles require
fees applicable to the Series II shares.    differences in accounting, political risks    adjustments to be made to the net assets
The inception date of the fund's Series II  and the lesser degree of public               of the fund at period end for financial
shares is 3/14/02. The Series I and Series  information required to be provided by        reporting purposes, and as such, the net
II shares invest in the same portfolio of   non-U.S. companies. The fund may invest up    asset values for shareholder transactions
securities and will have substantially      to 50% of its assets in the securities of     and the returns based on those net asset
similar performance, except to the extent   non-U.S. issuers.                             values may differ from the net asset
that expenses borne by each class differ.                                                 values and returns reported in the
                                               The fund invests in higher-yielding,       Financial Highlights. Additionally, the
   The performance data quoted represent    lower-rated corporate bonds, commonly         returns and net asset values shown
past performance and cannot guarantee       known as junk bonds, which have a greater     throughout this report are at the fund
comparable future results; current          risk of price fluctuation and loss of         level only and do not include variable
performance may be lower or higher. Please  principal and income than do U.S.             product issuer charges. If such charges
see your financial advisor for the most     government securities such as U.S.            were included, the total returns would be
recent month-end performance.               Treasury bills, notes and bonds, for which    lower.
                                            principal and any applicable interest are
                                            guaranteed by the government if held to          The average credit quality of the
                                            maturity.                                     fund's holdings as of the close of the
                                                                                          reporting period represents the weighted
                                               The fund may invest a portion of its       average quality rating of the securities
                                            assets in mortgage-backed securities,         in the portfolio as assigned by Nationally
                                            which may lose value if mortgages are         Recognized Statistical Rating
                                            prepaid in response to falling interest       Organizations based on assessment of the
                                            rates.                                        credit quality of the individual
                                                                                          securities.

                                                                                             Effective duration is a measure of a
                                                                                          bond fund's price sensitivity to changes
                                                                                          in interest rates. It also takes into
                                                                                          account mortgage prepayments, puts,
                                                                                          adjustable coupons and potential call
                                                                                          dates.

                                                                                             Industry classifications used in this
                                                                                          report are generally according to the
                                                                                          Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International Inc.
                                                                                          and Standard & Poor's.

                                                                                             The Bond Market Association--Registered
                                                                                          Trademark-- is the trade association
                                                                                          representing the largest securities
                                                                                          markets in the world, the $17 tillion debt
                                                                                          markets.

                                                                                          A description of the policies and
                                                                                          procedures that the Fund uses to determine
                                                                                          how to vote proxies relating to portfolio
                                                                                          securities is available without charge,
                                                                                          upon request, by calling 800-959-4246, or
                                                                                          on the AIM Web Site, AIMinvestments.com.

                                                                                                                         VIDIN-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-72.10%

ADVERTISING-0.67%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05                $  429,000   $   456,250
=======================================================================

AEROSPACE & DEFENSE-0.49%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                          300,000       332,355
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.39%

Bank of New York Institutional Capital
  Trust-Series A, Bonds, 7.78%, 12/01/26
  (Acquired 06/12/03; Cost $298,178)(a)(b)        250,000       268,532
=======================================================================

BROADCASTING & CABLE TV-4.60%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(c)                      350,000       356,125
-----------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 5.67%, 04/01/09
  (Acquired 03/30/04; Cost $185,000)(b)(d)        185,000       190,550
-----------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Notes, 8.00%, 04/30/12 (Acquired 05/11/04;
  Cost $154,000)(b)                               160,000       156,000
-----------------------------------------------------------------------
Comcast Corp.-Sr. Sub. Deb., 10.63%, 07/15/12     150,000       188,737
-----------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                           500,000       560,195
-----------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05                                 100,000       103,979
-----------------------------------------------------------------------
  7.50%, 08/15/04                                  30,000        30,219
-----------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                        125,000       131,657
-----------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Notes, 7.88%,
  12/15/07                                        155,000       161,975
-----------------------------------------------------------------------
Rogers Cable Inc. (Canada)-Series B, Sr. Sec.
  Yankee Notes, 10.00%, 03/15/05                  550,000       574,750
-----------------------------------------------------------------------
TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05                                 100,000       103,552
-----------------------------------------------------------------------
Time Warner Inc., Sr.
  Unsec. Gtd. Deb., 6.88%, 06/15/18               325,000       341,338
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb.,
  7.57%, 02/01/24                                 225,000       243,557
=======================================================================
                                                              3,142,634
=======================================================================

BUILDING PRODUCTS-0.30%

Building Materials Corp. of America-Series B,
  Sr. Unsec. Notes, 7.75%, 07/15/05               200,000       202,000
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

CASINOS & GAMING-0.24%

Caesars Entertainment Inc., Sr. Unsec. Global
  Notes, 7.00%, 04/15/13                       $  160,000   $   162,400
=======================================================================

COMMODITY CHEMICALS-0.16%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                                100,000       110,500
=======================================================================

CONSTRUCTION MATERIALS-0.12%

U.S. Concrete, Inc., Sr. Sub. Notes, 8.38%,
  04/01/14 (Acquired 05/18/04; Cost
  $79,100)(b)                                      80,000        80,400
=======================================================================

CONSUMER FINANCE-6.20%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                           250,000       277,992
-----------------------------------------------------------------------
Associates Corp. of North America, Sub. Deb.,
  8.15%, 08/01/09                                 100,000       116,998
-----------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes,
  7.25%, 05/01/06                                 600,000       634,410
-----------------------------------------------------------------------
  8.75%, 02/01/07                                 500,000       556,535
-----------------------------------------------------------------------
Capital One Financial Corp., Unsec. Notes,
  7.13%, 08/01/08                                 250,000       268,052
-----------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 6.75%, 05/15/05                          100,000       103,264
-----------------------------------------------------------------------
  Unsec. Global Notes, 6.50%, 01/25/07            300,000       315,690
-----------------------------------------------------------------------
  6.88%, 02/01/06                                 410,000       430,643
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 3.34%,
  03/04/05(e)                                      70,000        70,033
-----------------------------------------------------------------------
  Global Notes, 4.50%, 07/15/06                   260,000       263,341
-----------------------------------------------------------------------
  7.50%, 07/15/05                                 200,000       209,408
-----------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05              300,000       306,165
-----------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(f)                                     650,000       681,044
=======================================================================
                                                              4,233,575
=======================================================================

DISTILLERS & VINTNERS-0.14%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12          90,000        95,400
=======================================================================

DIVERSIFIED BANKS-8.05%

AB Spintab, Bonds, 7.50%, (Acquired 02/12/04;
  Cost $334,806)(a)(b)(g)                         300,000       323,701
-----------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%, 10/15/06                   250,000       269,792
-----------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $155,267)(a)(b)        140,000       146,089
-----------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $245,938)(a)(b)                  250,000       237,470
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 1.97%, 06/08/28(e)               $  300,000   $   292,326
-----------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55%, (Acquired 11/05/03; Cost
  $676,852)(a)(b)(g)                              550,000       654,684
-----------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $632,715)(a)(b)                                 500,000       567,435
-----------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  2.15%,(d)(g)                                    500,000       495,000
-----------------------------------------------------------------------
Danske Bank A/S (Denmark), Tier I Bonds,
  5.91%, (Acquired 06/07/04; Cost
  $275,000)(a)(b)(g)                              275,000       278,091
-----------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27                                 260,000       292,807
-----------------------------------------------------------------------
Golden State Bancorp Inc., Sub. Deb., 10.00%,
  10/01/06                                        200,000       228,588
-----------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61%, (Acquired 11/05/03; Cost
  $186,504)(a)(b)(g)                              200,000       181,515
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.19%,(d)(g)                                    180,000       157,258
-----------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 1.31%, 08/29/87(d)              200,000       178,051
-----------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 1.38%,(d)(g)                   280,000       241,660
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           300,000       368,082
-----------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 1.88%, 06/01/28(e)                       100,000        94,221
-----------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%,(g)             200,000       184,178
-----------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07                                 300,000       300,519
=======================================================================
                                                              5,491,467
=======================================================================

DIVERSIFIED CAPITAL MARKETS-1.30%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%,(g)                                740,000       883,982
=======================================================================

ELECTRIC UTILITIES-4.67%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05            100,000       106,598
-----------------------------------------------------------------------
CenterPoint Energy, Inc.-Series B, Sr. Global
  Notes, 5.88%, 06/01/08                          150,000       151,827
-----------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                 175,000       176,239
-----------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(h)                        300,000       320,355
-----------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd. Second
  Priority Notes, 10.13%, 07/15/13 (Acquired
  08/01/03; Cost $143,865)(b)                     145,000       157,869
-----------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Bonds, 1.81%, 04/03/06(e)         100,000       100,381
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

PG&E Corp., Sr. Sec. Notes, 6.88%, 07/15/08
  (Acquired 03/18/04; Cost $100,000)(b)        $  660,000   $   695,515
-----------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07                   300,000       331,320
-----------------------------------------------------------------------
Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  6.75%, 12/15/04 (Acquired 01/08/04; Cost
  $389,531)(a)(b)                                 375,000       380,289
-----------------------------------------------------------------------
Yorkshire Power Finance Ltd. (Cayman
  Islands)- Series B, Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.50%, 02/25/08                   750,000       766,382
=======================================================================
                                                              3,186,775
=======================================================================

FOOD RETAIL-0.22%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05                                        150,000       149,236
=======================================================================

GAS UTILITIES-1.89%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                           400,000       421,772
-----------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05                                        500,000       526,355
-----------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05                          100,000       103,757
-----------------------------------------------------------------------
Suburban Propane Partners, L.P., Sr. Unsec.
  Global Notes, 6.88%, 12/15/13                   240,000       234,600
=======================================================================
                                                              1,286,484
=======================================================================

HEALTH CARE FACILITIES-1.71%

Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09             240,000       247,800
-----------------------------------------------------------------------
HCA Inc., Notes, 7.00%, 07/01/07                  450,000       477,639
-----------------------------------------------------------------------
HCA Inc., Sr. Sub. Notes, 6.91%, 06/15/05         425,000       438,829
=======================================================================
                                                              1,164,268
=======================================================================

HEALTH CARE SUPPLIES-0.13%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%, 05/01/12        80,000        86,000
=======================================================================

HOMEBUILDING-2.45%

D.R. Horton, Inc., Sr. Unsec. Gtd. Notes,
  8.00%, 02/01/09                                 200,000       221,000
-----------------------------------------------------------------------
D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11                                        400,000       440,000
-----------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                          490,000       546,350
-----------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05                                        100,000       105,171
-----------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10                          175,000       195,125
-----------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 9.13%, 05/01/12                   155,000       167,012
=======================================================================
                                                              1,674,658
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES-0.35%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                     $   60,000   $    64,950
-----------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13                          180,000       176,400
=======================================================================
                                                                241,350
=======================================================================

HOUSEWARES & SPECIALTIES-0.83%

American Greetings Corp., Unsec. Putable
  Notes, 6.10%, 08/01/08                          550,000       565,812
=======================================================================

HYPERMARKETS & SUPER CENTERS-0.22%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                        140,000       147,200
=======================================================================

INDUSTRIAL CONGLOMERATES-0.32%

Tyco International Group S.A. (Bermuda),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05                                        135,000       139,775
-----------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $84,920)(a)(b)                                   75,000        81,662
=======================================================================
                                                                221,437
=======================================================================

INTEGRATED OIL & GAS-2.35%

ConocoPhillips, Unsec. Deb., 7.13%, 03/15/28      300,000       322,314
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada), Sr. Unsec. Yankee
  Notes, 7.13%, 11/15/06                          300,000       318,354
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28                                        540,000       619,186
-----------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
  6.50%, 04/01/05                                 100,000       103,137
-----------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                 230,000       241,180
=======================================================================
                                                              1,604,171
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-4.69%

Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                          350,000       367,635
-----------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31                   260,000       326,984
-----------------------------------------------------------------------
GTE California Inc.-Series F, Unsec. Deb.,
  6.75%, 05/15/27(h)                              300,000       303,729
-----------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                    100,000       102,319
-----------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Notes, 7.25%, 02/15/11 (Acquired
  03/11/04-03/22/04; Cost $191,000)(b)            200,000       188,000
-----------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06                           50,000        52,976
-----------------------------------------------------------------------
Sprint Corp., Deb. 9.25%, 04/15/22                300,000       363,423
-----------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                                 200,000       218,030
-----------------------------------------------------------------------
  8.00%, 06/01/11                                 175,000       201,179
-----------------------------------------------------------------------
Verizon Communications, Inc., Unsec. Deb.,
  6.94%, 04/15/28                                 200,000       204,608
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

  8.75%, 11/01/21                              $  400,000   $   493,008
-----------------------------------------------------------------------
Verizon New York Inc.-Series A, Sr. Unsec.
  Global Deb., 6.88%, 04/01/12                    200,000       215,460
-----------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13                           175,000       163,404
=======================================================================
                                                              3,200,755
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.43%

Goldman Sachs Group, L.P., Unsec. Notes,
  7.25%, 10/01/05 (Acquired 03/18/03; Cost
  $195,228)(a)(b)                                 175,000       184,567
-----------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05                                        100,000       106,980
=======================================================================
                                                                291,547
=======================================================================

LIFE & HEALTH INSURANCE-1.65%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $321,152)(b)           325,000       326,550
-----------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                         70,000        74,043
-----------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $588,417)(a)(b)(h)      500,000       562,185
-----------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                 150,000       163,096
=======================================================================
                                                              1,125,874
=======================================================================

METAL & GLASS CONTAINERS-0.41%

Anchor Glass Container Corp., Sr. Sec. Global
  Notes, 11.00%, 02/15/13                         130,000       149,500
-----------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%,
  05/15/10                                        135,000       132,975
=======================================================================
                                                                282,475
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.59%

AES Red Oak, LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                                 172,428       178,464
-----------------------------------------------------------------------
Calpine Generating Co., LLC, Sec. Floating
  Rate Notes, 7.00%, 04/01/10 (Acquired
  03/23/04; Cost $146,281)(b)(e)                  155,000       150,350
-----------------------------------------------------------------------
Dominion Resources, Inc.-Series F, Sr. Unsec.
  Putable Notes, 5.25%, 08/01/15                   80,000        76,952
=======================================================================
                                                                405,766
=======================================================================

MUNICIPALITIES-3.18%(F)

California (City of), Industry Urban
  Development Agency (Project 3 TXB); Series
  2003 B Tax Allocation, 6.10%, 05/01/24(h)       650,000       645,125
-----------------------------------------------------------------------
Harris (County of), Texas; Refunding
  Unlimited Tax Road Series 2004 A GO, 4.50%,
  10/01/09                                        150,000       158,438
-----------------------------------------------------------------------
Maine (State of); Unlimited Tax Series 2004
  GO, 5.00%, 01/15/09                             125,000       134,844
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
MUNICIPALITIES(F)-(Continued)

Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(h)                           $  225,000   $   225,000
-----------------------------------------------------------------------
  4.21%, 07/01/08(h)                              300,000       300,750
-----------------------------------------------------------------------
  6.25%, 07/01/29(h)                              375,000       385,313
-----------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.26%
  07/01/30(h)(j)                                  225,000       210,375
-----------------------------------------------------------------------
University of Arizona; Series 2004 A COP,
  5.25%, 06/01/09(h)                              100,000       109,500
=======================================================================
                                                              2,169,345
=======================================================================

OFFICE ELECTRONICS-0.30%

Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13                                        200,000       206,000
=======================================================================

OIL & GAS DRILLING-0.82%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05                                 200,000       206,578
-----------------------------------------------------------------------
Transocean Inc.(Cayman Islands), Sr. Unsec.
  Unsub. Global Deb., 8.00%, 04/15/27             300,000       354,453
=======================================================================
                                                                561,031
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.26%

Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                          490,000       531,650
-----------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%, 12/15/14       325,000       331,500
=======================================================================
                                                                863,150
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.21%

Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $149,601)(a)(b)                  150,000       143,592
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.35%

Bombardier Capital, Inc., Notes, 7.50%,
  08/15/04 (Acquired 04/13/04-06/02/04; Cost
  $674,602)(a)(b)                                 665,000       669,156
-----------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%,(g)                                250,000       291,668
-----------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87%, (Acquired 06/16/04; Cost
  $452,500)(a)(b)(g)                              400,000       451,556
-----------------------------------------------------------------------
Ohana Military Communities, LLC-Series A,
  Class I, Notes, 6.04%, 10/01/34                 100,000        97,456
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands), Sr.
  Unsec. Global Notes, 8.02%, 05/15/07            480,000       513,869
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands)-Series
  1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                        300,000       342,564
-----------------------------------------------------------------------
Premium Asset 2004-04 Trust, Sr. Notes,
  4.13%, 03/12/09 (Acquired 03/04/04; Cost
  $399,732)(a)(b)                                 400,000       386,294
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03; Cost $216,782)(a)(b)     $  193,203   $   216,286
=======================================================================
                                                              2,968,849
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.45%

First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12                                 550,000       612,772
-----------------------------------------------------------------------
Oil Insurance Ltd.(Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-03/23/04; Cost $392,074)(a)(b)         375,000       375,645
=======================================================================
                                                                988,417
=======================================================================

PUBLISHING-0.25%

News America Holdings, Inc., Sr. Unsec. Gtd.
  Deb., 7.75%, 01/20/24                           150,000       169,988
=======================================================================

REAL ESTATE-0.95%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                        100,000       108,407
-----------------------------------------------------------------------
Host Marriott L.P.-Series I, Unsec. Gtd.
  Global Notes, 9.50%, 01/15/07                   325,000       358,313
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  69,000        75,900
-----------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05                                 100,000       105,398
=======================================================================
                                                                648,018
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.54%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06                                        350,000       367,434
=======================================================================

REGIONAL BANKS-3.22%

Cullen/Frost Capital Trust I, Floating Rate
  Notes, 2.86%, 03/01/34 (Acquired 02/06/04;
  Cost $425,000)(a)(b)(e)                         425,000       429,696
-----------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08                                 350,000       347,400
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.25%,(d)(g)                           1,250,000     1,246,213
-----------------------------------------------------------------------
TCF Financial Bank, Sub. Notes, 5.00%,
  06/15/14                                        175,000       176,165
=======================================================================
                                                              2,199,474
=======================================================================

REINSURANCE-0.52%

GE Global Insurance Holding Corp., Unsec.
  Notes,
  7.00%, 02/15/26                                 125,000       131,549
-----------------------------------------------------------------------
  7.50%, 06/15/10                                 200,000       225,708
=======================================================================
                                                                357,257
=======================================================================

RESTAURANTS-0.34%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                        220,000       235,347
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

SOVEREIGN DEBT-4.27%

Republic of Brazil (Brazil),
  Global Bonds, 8.25%, 01/20/34                $  320,000   $   240,800
-----------------------------------------------------------------------
  Floating Rate Bonds,
  2.06%, 04/15/06(d)                              256,000       252,596
-----------------------------------------------------------------------
  Series C, Gtd. Bonds,
  8.00%, 04/15/14                                 263,873       242,359
-----------------------------------------------------------------------
Republic of Peru (Peru), Unsec. Global Notes,
  9.13%, 01/15/08                                 240,000       260,400
-----------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Disc. Bonds, 7.50%, 03/31/30
    (Acquired 05/14/04; Cost $554,663)(a)(b)      400,000       367,000
-----------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS, 8.75%,
    07/24/05 (Acquired 05/14/04; Cost
    $551,523)(b)                                  525,000       554,681
-----------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS, 10.00%,
    06/26/07 (Acquired 05/14/04; Cost
    $362,912)(b)                                  325,000       366,914
-----------------------------------------------------------------------
United Mexican States (Mexico), Global Notes,
  6.63%, 03/03/15                                 150,000       147,750
-----------------------------------------------------------------------
United Mexican States-Series A (Mexico),
  Medium Term Global Notes, 7.50%, 04/08/33       500,000       484,375
=======================================================================
                                                              2,916,875
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.46%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27                                 275,000       313,437
=======================================================================

TOBACCO-0.91%

Altria Group, Inc., Notes, 7.13%, 10/01/04        275,000       278,438
-----------------------------------------------------------------------
Altria Group, Inc., Sr. Unsec. Notes, 7.00%,
  11/04/13                                        225,000       229,907
-----------------------------------------------------------------------
Altria Group, Inc., Unsec. Notes, 6.38%,
  02/01/06                                        110,000       113,518
=======================================================================
                                                                621,863
=======================================================================

TRUCKING-2.45%

Hertz Corp. (The), Floating Rate Global
  Notes, 1.77%, 08/13/04(e)                       510,000       510,128
-----------------------------------------------------------------------
Hertz Corp. (The), Sr. Global Notes, 8.25%,
  06/01/05                                        200,000       208,792
-----------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                 850,000       949,807
=======================================================================
                                                              1,668,727
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.05%

Nextel Communications, Inc., Sr. Unsec.
  Notes, 7.38%, 08/01/15                          180,000       182,250
-----------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                  320,000       365,600
-----------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                         150,000       171,375
=======================================================================
                                                                719,225
=======================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $49,582,462)                               49,211,332
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-9.77%(K)

AUSTRALIA-1.17%

New South Wales Treasury Corp. (Sovereign
  Debt), Euro Bonds, 5.50%, 08/01/14      AUD   1,200,000   $   801,144
=======================================================================

CANADA-1.01%

Canadian Government (Sovereign Debt), Series
  H87, Gtds. Bonds, 9.00%, 03/01/11       CAD     300,000       280,625
-----------------------------------------------------------------------
Canadian Government (Sovereign Debt), Series
  WB60, Gtd. Bonds, 7.25%, 06/01/07       CAD     300,000       246,633
-----------------------------------------------------------------------
Canadian Government (Sovereign Debt), Series
  WH31, Bonds, 6.00%, 06/01/08            CAD     200,000       160,390
=======================================================================
                                                                687,648
=======================================================================

CAYMAN ISLANDS-0.63%

Sutton Bridge Financing Ltd. (Electric
  Utilities)-REGS, Gtd. Euro Bonds,
  8.63%, 06/30/22 (Acquired 05/29/97; Cost
  $360,846)(b)                       GBP          221,445       429,878
=======================================================================

FRANCE-1.08%

French Republic (Treasury of)(Sovereign
  Debt),
  Euro Notes, 3.50%, 01/12/08             EUR     600,000       736,741
=======================================================================

GERMANY-2.00%

Bundesrepublik Deutschland (Sovereign Debt)-
  Series 99, Euro Bonds, 4.50%, 07/04/09  EUR     600,000       761,101
-----------------------------------------------------------------------
Landesbank Baden-Wuerttemberg (Diversified
  Banks)- Series 681, Sec. Euro Bonds, 3.25%,
  05/08/08 EUR                                    500,000       605,817
=======================================================================
                                                              1,366,918
=======================================================================

ITALY-0.77%

Italian Republic (Sovereign Debt), Unsec.
  Unsub. Global Bonds, 5.88%, 08/14/08    AUD     750,000       523,591
=======================================================================

LUXEMBOURG-1.14%

International Bank for Reconstruction &
  Development (The) (Diversified
  Banks)-Series E, Sr. Unsec. Medium Term
  Global Notes, 6.33%, 08/20/07(l) NZD          1,500,000       781,552
=======================================================================

UNITED KINGDOM-1.97%

United Kingdom (Treasury of) (Sovereign
  Debt), Bonds,
  7.25%, 12/07/07                        GBP      100,000       194,643
-----------------------------------------------------------------------
  4.00%, 03/07/09                        GBP      300,000       522,347
-----------------------------------------------------------------------
  5.00%, 09/07/14                        GBP      350,000       626,160
=======================================================================
                                                              1,343,150
=======================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $6,682,069)                                 6,670,622
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPLE      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

ASSET-BACKED SECURITIES-3.86%

OIL & GAS EXPLORATION & PRODUCTION-0.31%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 05/20/03; Cost
  $227,280)(a)(b)                              $  219,276   $   211,827
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.55%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-09/23/03; Cost $614,224)(a)(b)         575,953       597,902
-----------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-08/20/02; Cost $511,034)(a)(b)         500,000       571,189
-----------------------------------------------------------------------
Patrons' Legacy 2004-I, Notes 6.67%, 02/14/17
  (Acquired 04/30/04; Cost $1,000,000)(a)(b)    1,000,000       992,813
-----------------------------------------------------------------------
Yorkshire Power Pass Through Trust (Cayman
  Islands)-Series 2000-1, Pass Through Ctfs.,
  8.25%, 02/15/05 (Acquired 09/22/03; Cost
  $268,315)(a)(b)                                 250,000       257,870
=======================================================================
                                                              2,419,774
=======================================================================
    Total Asset-Backed Securities (Cost
      $2,588,855)                                             2,631,601
=======================================================================

                                                 SHARES
STOCKS & OTHER EQUITY INTERESTS-1.41%

BROADCASTING & CABLE TV-0.01%

Knology, Inc.(m)                               $      862         4,284
-----------------------------------------------------------------------
Knology, Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(a)(b)(n)(o)          1,000             0
=======================================================================
                                                                  4,284
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(b)(n)(o)                      275             0
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.00%

Zurich RegCaPS Funding Trust III, 1.71%
  Floating Rate Pfd. (Acquired
  03/17/04-06/03/04; Cost $679,644)(a)(b)(e)          700       682,500
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.40%

Fannie Mae-Series K, 3.00% Pfd.                     5,450       273,045
=======================================================================
    Total Stocks & Other Equity Interests
      (Cost $953,234)                                           959,829
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT

U.S. MORTGAGE-BACKED SECURITIES-5.94%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.90%

Pass Through Ctfs.,
  8.50%, 03/01/10                              $    3,423         3,625
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.-(CONTINUED)

  6.50%, 05/01/16 to 08/01/32                  $  119,443   $   124,910
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 11/01/33                     518,742       532,536
-----------------------------------------------------------------------
  5.50%, 09/01/17                                 190,068       194,746
-----------------------------------------------------------------------
  7.50%, 09/01/29                                  65,513        70,624
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 07/01/19(p)                              369,580       370,339
=======================================================================
                                                              1,296,780
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-3.21%

Pass Through Ctfs.,
  7.00%, 02/01/16 to 09/01/32                     125,584       132,887
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 11/01/31                     426,301       445,237
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 12/01/32                     306,240       314,525
-----------------------------------------------------------------------
  5.00%, 11/01/18                                 148,362       148,937
-----------------------------------------------------------------------
  7.50%, 04/01/29 to 10/01/29                     169,552       181,965
-----------------------------------------------------------------------
  8.00%, 04/01/32                                  55,639        60,905
-----------------------------------------------------------------------
  5.50%, 10/01/33 to 12/01/33                     609,567       608,602
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 07/01/19(p)                              138,565       142,032
-----------------------------------------------------------------------
  6.00%, 07/01/34(p)                              148,900       152,257
=======================================================================
                                                              2,187,347
=======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.83%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32                      50,212        54,383
-----------------------------------------------------------------------
  8.50%, 11/15/24                                  34,046        37,834
-----------------------------------------------------------------------
  7.00%, 07/15/31 to 08/15/31                      20,504        21,801
-----------------------------------------------------------------------
  6.50%, 11/15/31 to 09/15/32                     125,193       131,030
-----------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32                     123,699       127,059
-----------------------------------------------------------------------
  5.50%, 02/15/34                                 196,476       196,619
=======================================================================
                                                                568,726
=======================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $4,037,246)                                       4,052,853
=======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-1.33%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.33%

Unsec. Floating Rate Global Notes,
  2.88%, 02/17/09(q)                              575,000       571,935
-----------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08                                 350,000       339,619
=======================================================================
                                                                911,554
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $912,135)                                           911,554
=======================================================================


                        AIM V.I. DIVERSIFIED INCOME FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

U.S. TREASURY NOTES-1.35%

  1.25%, 05/31/05                              $  400,000   $   397,281
-----------------------------------------------------------------------
  5.00%, 02/15/11                                 500,000       523,672
=======================================================================
                                                                920,953
-----------------------------------------------------------------------
U.S. TREASURY BONDS-1.47%

  7.25%, 05/15/16 to 08/15/22                     825,000     1,001,039
=======================================================================
U.S. TREASURY STRIPS-0.51%

  5.98%, 11/15/23(r)                            1,050,000       350,766
=======================================================================
    Total U.S. Treasury Securities (Cost
      $2,284,879)                                             2,272,758
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-1.58%

Liquid Assets Portfolio-Institutional
  Class(s)                                        538,998   $   538,998
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(s)       538,998       538,998
=======================================================================
    Total Money Market Funds (Cost
      $1,077,996)                                             1,077,996
=======================================================================
TOTAL INVESTMENTS-99.32% (Cost $68,118,876)                  67,788,545
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.68%                             464,092
=======================================================================
NET ASSETS-100.00%                                          $68,252,637
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

AUD     - Australian Dollar
CAD     - Canadian Dollars
COP     - Certificates of Participation
Ctfs.   - Certificates
Deb.    - Debentures
EUR     - Euro
GBP     - British Pound Sterling
GO      - General Obligation Bonds
NZD     - New Zealand Dollar
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at June 30, 2004 was $10,219,546, which represented 14.97% of the Fund's net assets.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2004 was $12,833,753, which represented 18.80% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments. The market value of this security at June 30, 2004 represented 0.53% of the Fund's total investments.
(d) Interest rate is redetermined semi-annually. Rate shown is rate in effect on June 30, 2004.
(e) Interest rate is redetermined quarterly. Rate shown is rate in effect on June 30, 2004.
(f) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 1I and Note 8.
(g) Perpetual bond with no specified maturity date.
(h) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(i) Interest on this security is taxable income to the Fund.
(j) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on June 30, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(k) Foreign denominated security. Par value is denominated in currency indicated.
(l) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(m) Non-income producing security.
(n) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at June 30, 2004 was $0, which represented 0% of the Fund's total investments. See
    Note 1A.
(o) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(p) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(q) Interest rate is redetermined monthly. Rate shown is rate in effect on June 30, 2004.
(r) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(s) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost $67,040,880)  $ 66,710,549
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,077,996)                                 1,077,996
=============================================================
    Total investments (cost $68,118,876)           67,788,545
=============================================================
Foreign currencies, at value (cost $38,252)            39,033
-------------------------------------------------------------
Receivables for:
  Foreign currency contracts closed                    16,526
-------------------------------------------------------------
  Investments sold                                    556,889
-------------------------------------------------------------
  Variation margin                                     67,019
-------------------------------------------------------------
  Fund shares sold                                      3,501
-------------------------------------------------------------
  Dividends and interest                              946,009
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     48,028
-------------------------------------------------------------
Other assets                                            1,918
=============================================================
    Total assets                                   69,467,468
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,042,534
-------------------------------------------------------------
  Fund shares reacquired                               21,656
-------------------------------------------------------------
  Foreign currency contracts outstanding               60,398
-------------------------------------------------------------
  Deferred compensation and retirement plans           51,715
-------------------------------------------------------------
Accrued administrative services fees                   12,142
-------------------------------------------------------------
Accrued distribution fees--Series II                      547
-------------------------------------------------------------
Accrued transfer agent fees                               494
-------------------------------------------------------------
Accrued operating expenses                             25,345
=============================================================
    Total liabilities                               1,214,831
=============================================================
Net assets applicable to shares outstanding      $ 68,252,637
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $ 83,530,727
-------------------------------------------------------------
Undistributed net investment income                 5,116,494
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  foreign currency contracts and futures
  contracts                                       (20,090,635)
-------------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities, foreign currencies,
  foreign currency contracts and futures
  contracts                                          (303,949)
=============================================================
                                                 $ 68,252,637
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 67,352,651
_____________________________________________________________
=============================================================
Series II                                        $    899,986
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            7,622,949
_____________________________________________________________
=============================================================
Series II                                             102,517
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       8.84
_____________________________________________________________
=============================================================
Series II:
  Net asset value and offering price per share   $       8.78
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                          $ 1,776,333
-------------------------------------------------------------
Dividends from affiliated money market funds            4,770
=============================================================
  Total investment income                           1,781,103
=============================================================

EXPENSES:

Advisory fees                                         213,741
-------------------------------------------------------------
Administrative services fees                           82,664
-------------------------------------------------------------
Custodian fees                                         14,074
-------------------------------------------------------------
Distribution fees -- Series II                          1,057
-------------------------------------------------------------
Transfer agent fees                                     4,164
-------------------------------------------------------------
Trustees' fees                                          5,269
-------------------------------------------------------------
Professional fees                                      18,039
-------------------------------------------------------------
Other                                                  15,951
=============================================================
    Total expenses                                    354,959
=============================================================
Less: Fees waived and expense offset
  arrangements                                           (211)
=============================================================
    Net expenses                                      354,748
=============================================================
Net investment income                               1,426,355
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                             1,042,196
-------------------------------------------------------------
  Foreign currencies                                  (35,344)
-------------------------------------------------------------
  Foreign currency contracts                          (63,794)
-------------------------------------------------------------
  Futures contracts                                  (315,804)
=============================================================
                                                      627,254
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (2,134,381)
-------------------------------------------------------------
  Foreign currencies                                  (11,116)
-------------------------------------------------------------
  Foreign currency contracts                          107,643
-------------------------------------------------------------
  Futures contracts                                   109,695
=============================================================
                                                   (1,928,159)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency contracts
  and futures contracts                            (1,300,905)
=============================================================
Net increase in net assets resulting from
  operations                                      $   125,450
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 1,426,355     $ 3,397,940
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                     627,254       3,040,109
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                   (1,928,159)       (140,037)
==========================================================================================
    Net increase in net assets resulting from operations          125,450       6,298,012
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                             --      (4,397,603)
------------------------------------------------------------------------------------------
  Series II                                                            --         (44,727)
==========================================================================================
  Decrease in net assets resulting from distributions                  --      (4,442,330)
==========================================================================================
Share transactions-net:
  Series I                                                     (4,633,629)       (644,786)
------------------------------------------------------------------------------------------
  Series II                                                       139,530         644,619
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (4,494,099)           (167)
==========================================================================================
    Net increase (decrease) in net assets                      (4,368,649)      1,855,515
==========================================================================================

NET ASSETS:

  Beginning of period                                          72,621,286      70,765,771
==========================================================================================
  End of period (including undistributed net investment
    income of $5,116,494 and $3,690,139 for 2004 and 2003,
    respectively)                                             $68,252,637     $72,621,286
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing

                        AIM V.I. DIVERSIFIED INCOME FUND
     price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as

                        AIM V.I. DIVERSIFIED INCOME FUND
     unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $250 million. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $135.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $82,664 for such services, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $4,118 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $1,057.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES      PROCEEDS FROM     APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               12/31/03        AT COST           SALES        (DEPRECIATION)      06/30/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $   791,463     $ 11,197,534    $(11,449,999)       $     --        $  538,998      $2,437      $     --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class              791,463       11,197,534     (11,449,999)             --           538,998       2,333            --
===========================================================================================================================
         Total   $ 1,582,926     $ 22,395,068    $(22,899,998)       $     --        $1,077,996      $4,770      $     --
___________________________________________________________________________________________________________________________
===========================================================================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2004, the Fund received credits in custodian fees of $76 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $76.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,193 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FOREIGN CURRENCY CONTRACTS

                                          OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                               CONTRACT TO                           UNREALIZED
SETTLEMENT                                                               ------------------------                   APPRECIATION
DATE                                                         CURRENCY     DELIVER       RECEIVE        VALUE       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
07/20/04                                                       AUD       1,865,000    $1,303,913     $1,300,595       $  3,318
---------------------------------------------------------------------------------------------------------------------------------
07/16/04                                                       CAD         925,000       682,443        693,042        (10,599)
---------------------------------------------------------------------------------------------------------------------------------
07/20/04                                                       EUR       1,725,000     2,049,645      2,102,762        (53,117)
=================================================================================================================================
                                                                         4,515,000    $4,036,001     $4,096,399       $(60,398)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 8--FUTURE CONTRACTS

On June 30, 2004, $400,000 principal amount of investment grade corporate bonds were pledged as collateral to cover margin requirements for open futures contracts.

                                          OPEN FUTURES CONTRACTS AT PERIOD END
------------------------------------------------------------------------------------------------------------------------
                                                                                                            UNREALIZED
                                                               NO. OF         MONTH/         MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT        VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
Eurodollar                                                        6        Dec-04/Long     $ 1,462,275       $(7,755)
GLOBEX2
e-Trading
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury                                                    32        Sept-04/Long      6,737,500        11,807
2 Year Notes
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury                                                    63        Sept-04/Long      6,847,313        55,146
5 Year Notes
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury                                                     9        Sept-04/Long        983,953        10,771
10 Year Notes
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury                                                    12        Sept-04/Long      1,276,500        17,218
30 Year
Bonds
========================================================================================================================
                                                                                           $17,307,541       $87,187
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2006                                                $   775,275
-----------------------------------------------------------------------------
December 31, 2007                                                  2,582,661
-----------------------------------------------------------------------------
December 31, 2008                                                  4,437,761
-----------------------------------------------------------------------------
December 31, 2009                                                  6,105,069
-----------------------------------------------------------------------------
December 31, 2010                                                  6,879,053
=============================================================================
Total capital loss carryforward                                  $20,779,819
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $51,865,070 and $54,610,397, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $   715,319
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (1,045,650)
===========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                    $  (330,331)
___________________________________________________________________________
===========================================================================
Investments have the same cost for tax and financial reporting purposes.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 11--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2004              DECEMBER 31, 2003
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       479,631    $ 4,274,601     1,328,205    $ 11,971,880
---------------------------------------------------------------------------------------------------------------------
  Series II                                                       18,397        163,267        69,869         624,220
=====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --             --       501,437       4,397,603
---------------------------------------------------------------------------------------------------------------------
  Series II                                                           --             --         5,123          44,727
=====================================================================================================================
Reacquired:
  Series I                                                    (1,002,640)    (8,908,230)   (1,893,686)    (17,014,269)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                       (2,683)       (23,737)       (2,658)        (24,328)
=====================================================================================================================
                                                                (507,295)   $(4,494,099)        8,290    $       (167)
_____________________________________________________________________________________________________________________
=====================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                              YEAR ENDED DECEMBER 31,
                                                  JUNE 30,        ---------------------------------------------------------------
                                                    2004           2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  8.82         $  8.60       $  9.13       $  9.49       $ 10.06       $ 10.94
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.18(a)         0.42(a)       0.55(a)       0.67(a)(b)    0.76(a)       0.64
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.16)           0.37         (0.35)        (0.35)        (0.69)        (0.85)
=================================================================================================================================
    Total from investment operations                 0.02            0.79          0.20          0.32          0.07         (0.21)
=================================================================================================================================
Less dividends from net investment income              --           (0.57)        (0.73)        (0.68)        (0.64)        (0.67)
=================================================================================================================================
Net asset value, end of period                    $  8.84         $  8.82       $  8.60       $  9.13       $  9.49       $ 10.06
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                      0.23%           9.24%         2.30%         3.48%         0.80%        (1.92)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $67,353         $71,860       $70,642       $79,875       $83,722       $99,509
=================================================================================================================================
Ratio of expenses to average net assets              0.99%(d)        0.95%         0.94%         0.93%         0.90%         0.83%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                             4.01%(d)        4.71%         6.15%         6.87%(b)      7.84%         7.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                             74%            153%           86%           79%           74%           83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.70 and the ratio of net investment income to average net assets would have been 7.19%. In accordance with the AICPA Audit Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d) Ratios are annualized and based on average daily net assets of $70,788,415.
(e)  Not annualized for periods less than one year.

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                                                  SERIES II
                                                              --------------------------------------------------
                                                                                                  MARCH 14, 2002
                                                              SIX MONTHS                           (DATE SALES
                                                                ENDED           YEAR ENDED        COMMENCED) TO
                                                               JUNE 30,        DECEMBER 31,        DECEMBER 31,
                                                                 2004              2003                2002
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 8.78            $ 8.58              $ 8.97
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.17(a)           0.40(a)             0.42(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.17)             0.37               (0.08)
================================================================================================================
    Total from investment operations                              0.00              0.77                0.34
================================================================================================================
Less dividends from net investment income                           --             (0.57)              (0.73)
================================================================================================================
Net asset value, end of period                                  $ 8.78            $ 8.78              $ 8.58
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                   0.00%             9.02%               3.90%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  900            $  762              $  124
================================================================================================================
Ratio of expenses to average net assets                           1.24%(c)          1.20%               1.19%(d)
================================================================================================================
Ratio of net investment income to average net assets              3.76%(c)          4.46%               5.90%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate(e)                                          74%              153%                 86%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total return for all periods shown.
(c)  Ratios are annualized and based on average net assets of $849,943.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

                        AIM V.I. DIVERSIFIED INCOME FUND

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and

                        AIM V.I. DIVERSIFIED INCOME FUND
state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                        AIM V.I. DIVERSIFIED INCOME FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Diversified Income Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  485,251,764      20,583,220
      Frank S. Bayley..............................  485,193,740      20,641,244
      James T. Bunch...............................  485,846,832      19,958,152
      Bruce L. Crockett............................  485,356,560      20,478,424
      Albert R. Dowden.............................  485,381,238      20,453,746
      Edward K. Dunn, Jr...........................  484,642,618      21,192,366
      Jack M. Fields...............................  485,417,523      20,417,461
      Carl Frischling..............................  484,781,819      21,053,165
      Robert H. Graham.............................  485,247,575      20,587,409
      Gerald J. Lewis..............................  484,388,317      21,446,667
      Prema Mathai-Davis...........................  484,212,736      21,622,248
      Lewis F. Pennock.............................  485,257,174      20,577,810
      Ruth H. Quigley..............................  483,391,857      22,443,127
      Louis S. Sklar...............................  484,592,297      21,242,687
      Larry Soll, Ph.D.............................  484,654,198      21,180,786
      Mark H. Williamson...........................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                        AIM V.I. DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                  Vice President                                Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                    Vice President                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                        AIM V.I. DIVERSIFIED INCOME FUND

                                             AIM V.I. GOVERNMENT SECURITIES FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                                    AIM V.I. GOVERNMENT SECURITIES FUND seeks to
                               achieve a high level of current income consistent
                                with reasonable concern for safety of principal.


Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                     AIM V.I. GOVERNMENT SECURITIES FUND

SHORT DURATION, MORTGAGES
BENEFITED FUND PERFORMANCE

For the six-month reporting period             In its mid-June Beige Book report,         three-month periods in the last
ended June 30, 2004, AIM V.I.               the Fed said that economic activity in        decade, and losses extended to nearly
Government Securities Fund Series I         April and May continued to expand             all sectors of the bond market.
shares returned 0.16%, excluding            nationwide, with manufacturing
product issuer charges. (Had the            increasing in most districts and                 According to the Bond Market
effects of product issuer charges been      retail sales remaining even or rising         Association, issuance of Treasury
included, the return would have been        in most areas. Residential real estate        securities was up sharply from the
lower.) For the same period, the            markets remained strong, and in a few         first quarter of 2003 to the first
fund's broad market index, the Lehman       areas, commercial real estate markets         quarter of 2004, due in part to the
U.S. Aggregate Bond Index, returned         stabilized or even strengthened, the          costs of the war in Iraq. In contrast,
0.15%. Performance for Series II            Fed reported.                                 agency issuance dropped slightly.
shares and the fund's benchmark                                                           Issuance of mortgage-related
indexes is shown in the table below.           During the first quarter of 2004,          securities fell by roughly 48% from
                                            economic and geopolitical uncertainty         the first quarter of 2003 to the first
MARKET CONDITIONS                           caused investors to seek the relative         quarter of 2004; a similar decline was
                                            safety of bonds, driving down yields          recorded in the issuance of agency
As the reporting period closed, the         but driving up prices. Weak jobs              mortgage-backed securities. These
U.S. Federal Reserve (the Fed) voted        numbers and relatively benign                 declines were attributable to a
to hike the federal funds target rate       inflation kept bond yields low, as few        decrease in mortgage originations as
by 25 basis points (0.25%)--its first       observers predicted imminent interest         mortgage rates generally rose during
rate increase in four years and a move      rate increases. In such an                    the first quarter.
much anticipated by markets. The Fed's      environment, investors sought out
decision came amid signs that the           quality, causing Treasuries to                YOUR FUND
economy was strengthening and               outperform the bond market as a whole.
inflation, while still relatively                                                         We positioned the fund defensively
tame, had risen in recent months. In           But a dramatic shift occurred in           throughout the reporting period. This
its announcement, the Fed said that         the second quarter. In early April,           hindered fund performance and caused
despite the hike, "the stance of            the Labor Department reported that            the fund to lag its index during the
monetary policy remains accommodative"      353,000 jobs were created in March,           first quarter of the year, as
and that "with underlying inflation         far more than expected. As the economy        anticipated job growth failed to
still expected to be relatively low,        and job market heated up almost               materialize, thereby causing some to
the [Fed] Board believes that policy        instantly, interest rate increases            believe that interest rates could
accommodation can be removed at a pace      changed from a possibility to a               remain unchanged for the foreseeable
that is likely to be measured."             probability. As a result, the bond            future. But when the March jobs report
                                            market suffered one of its worst              was announced, the bond market sold
                                                                                          off dramatically and priced in higher
                                                                                          interest rates. In that environment,
                                                                                          the fund's defensive position helped
                                                                                          performance.

===================================================================================================================================
TOP ISSUERS*                                PORTFOLIO COMPOSITION                         FUND VS. INDEXES
-----------------------------------------------------------------------------------------------------------------------------------
1. Federal National Mortgage                BASED ON TOTAL NET ASSETS                     Total returns 12/31/03-6/30/04,
   Association (FNMA)             48.7%                                                   excluding product issuer charges.
2. Federal Home Loan                                 [PIE CHART]                          If product issuer charges were
   Mortgage Corp. (FHLMC)         26.2                                                    included, returns would be lower.
3. Government National                      MORTGAGE U.S. AGENCY
   Mortgage Association (GNMA)     9.8      OBLIGATIONS                       73.3%       Series I Shares                     0.16%
4. U.S. Treasury                   6.8      NON-MORTGAGE U.S. AGENCY                      Series II Shares                    0.00
5. Federal Farm Credit Bank        3.8      OBLIGATIONS                       19.5%       Lehman U.S. Aggregate Bond Index
6. Federal Home Loan Bank          2.1      U.S. TREASURY OBLIGATIONS          6.8%       (Broad Market Index)                0.15
7. Private Export Funding Company  1.1      CASH & OTHER                       0.4%       Lehman Intermediate U.S.
8. Tennessee Valley Authority      1.1                                                    Government and Mortgage Index
                                            WEIGHTED AVERAGE MATURITY         4.10 years  (Style-specific Index)              0.37
                                            AVERAGE DURATION                  2.78 years  Lipper Intermediate U.S.
                                                                                          Government Bond Fund Index
                                                                                          (Peer Group Index)                 -0.16

                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS*            387
                                                                                          TOTAL NET ASSETS         $586.09 MILLION
===================================================================================================================================


*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                AIM V.I. GOVERNMENT SECURITIES FUND

   When we talk about the fund being        AVERAGE ANNUAL TOTAL RETURNS                     The fund may invest a portion of
"positioned defensively," we mean that      -------------------------------               its assets in mortgage-backed
the fund's holdings had a shorter           As of 6/30/04                                 securities, which may lose value if
average duration than that of its                                                         mortgages are prepaid in response to
index, and that the fund was                SERIES I SHARES                               falling interest rates.
overweight mortgage-backed securities       10 Years                 5.91%
relative to its index.                       5 Years                 5.55                 ABOUT INDEXES USED IN THIS REPORT
                                             1 Year                 -0.37
   Average duration is a measure of a                                                     The unmanaged Lehman U.S. Aggregate
bond fund's sensitivity to interest         SERIES II SHARES                              Bond Index, which represents the U.S.
rate changes. Since interest rates and      10 Years                 5.64%                investment-grade fixed-rate bond
bond prices move inversely, rising           5 Years                 5.28                 market (including government and
interest rates lower the value of            1 Year                 -0.60                 corporate securities, mortgage
bonds in a fund's portfolio. The                                                          pass-through securities and
longer a fund's average duration, the                                                     asset-backed securities), is compiled
more its net asset value (NAV) will         PERFORMANCE INFORMATION                       by Lehman Brothers, a global
drop when interest rates rise. We kept                                                    investment bank.
the fund's average duration relatively      Returns since the inception date of
short by buying mortgage-backed             Series II shares are historical. All             The Lipper Intermediate U.S.
securities and short-maturity U.S.          other returns are the blended returns         Government Bond Fund Index represents
Treasury and agency issues. At the          of the historical performance of the          an average of the 30 largest
close of the reporting period, the          fund's Series II shares since their           intermediate-term U.S. government bond
fund's average duration was 2.78            inception and the restated historical         funds tracked by Lipper, Inc., an
years.                                      performance of the fund's Series I            independent mutual fund performance
                                            shares (for periods prior to inception        monitor.
   In addition, the fund's                  of the Series II shares) adjusted to
mortgage-backed securities provided a       reflect the higher Rule 12b-1 fees               The unmanaged Lehman Intermediate
significant yield premium versus            applicable to the Series II shares.           U.S. Government and Mortgage Index is
Treasury and agency bonds.                  The inception date of the fund's              a market-weighted combination of the
Mortgage-backed securities typically        Series II shares is 9/19/01. The              unmanaged Lehman Intermediate U.S.
are less volatile to changes in             Series I and Series II shares invest          Government Bond Index and the
interest rates. As of the close of the      in the same portfolio of securities           unmanaged Lehman Mortgage Backed
reporting period, more than 73% of the      and will have substantially similar           Securities Fixed Rate (MBS FR) Index.
fund's total assets were invested in        performance, except to the extent that        The Lehman Intermediate U.S.
mortgage-backed securities. Together,       expenses borne by each class differ.          Government Bond Index represents the
the fund's overweight position in                                                         performance of intermediate- and
mortgage-backed securities, and the            The performance data quoted                long-term U.S. Treasury and U.S.
yield premium they provided, and the        represent past performance and cannot         government agency securities. The MBS
fund's shorter duration, which limited      guarantee comparable future results;          FR Index covers 30- and 15-year
NAV erosion, benefited fund                 current performance may be lower or           mortgage-backed pass-through
performance for the reporting period        higher. Please see your financial             securities offered by Ginnie Mae,
as a whole.                                 advisor for the most recent month-end         Fannie Mae, and Freddie Mac. The
                                            performance. Performance figures              indexes are compiled by Lehman
IN CLOSING                                  reflect fund expenses, reinvested             Brothers, a global investment bank.
                                            distributions and changes in net asset
For the six months ended June 30,           value. Investment return and principal           The fund is not managed to track
2004, we invested the bulk of fund          value will fluctuate so that you may          the performance of any particular
assets in debt securities issued,           have a gain or loss when you sell             index, including the indexes defined
guaranteed or otherwise backed by the       shares.                                       here, and consequently, the
U.S. government. We appreciate your                                                       performance of the fund may deviate
continued investment in AIM V.I.               AIM V.I. Government Securities             significantly from the performance of
Government Securities Fund.                 Fund, a series portfolio of AIM               the indexes.
                                            Variable Insurance Funds, is offered
=============================               through insurance company separate               A direct investment cannot be made
  PORTFOLIO MANAGEMENT TEAM                 accounts to fund variable annuity             in an index. Unless otherwise
        AS OF 6/30/04                       contracts and variable life insurance         indicated, index results include
       CLINT W. DUDLEY                      policies, and through certain pension         reinvested dividends, and they do not
SCOT W. JOHNSON, LEAD MANAGER               or retirement plans. Performance              reflect sales charges. Performance of
=============================               figures given represent the fund and          an index of funds reflects fund
                                            are not intended to reflect actual            expenses; performance of a market
                                            variable product values. They do not          index does not.
                                            reflect sales charges, expenses and
                                            fees at the separate account level.           OTHER INFORMATION
                                            Sales charges, expenses and fees,
                                            which are determined by the product           The returns shown in the Management's
                                            issuers, will vary and will lower the         Discussion of Fund Performance are
                                            total return.                                 based on net asset values calculated
                                                                                          for shareholder transactions.
                                            PRINCIPAL RISKS OF INVESTING IN THE FUND      Generally accepted accounting
                                                                                          principles require adjustments to be
                                            U.S. Treasury securities such as              made to the net assets of the fund at
                                            bills, notes and bonds offer a high           period end for financial reporting
                                            degree of safety, and they guarantee          purposes, and as such, the net asset
                                            the payment of principal and any              value for shareholder transactions and
                                            applicable interest if held to                the returns based on those net asset
                                            maturity. Fund shares are not insured,        values may differ from the net asset
                                            and their value and yield will vary           values and returns reported in the
                                            with market conditions.                       Financial Highlights. Additionally,
                                                                                          the returns and net asset values shown
                                                                                          throughout this report are at the fund
                                                                                          level only and do not include variable
                                                                                          product issuer charges. If such
                                                                                          charges were included, the total
                                                                                          returns would be lower.

                                                                                             The Bond Market Association(R) is
                                                                                          the trade association representing the
                                                                                          largest securities markets in the
                                                                                          world, the estimated $44 trillion debt
                                                                                          markets.

                                                                                          A description of the policies and
                                                                                          procedures that the fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, by
                                                                                          calling 800-959-4246, or on the AIM
                                                                                          Web site, AIMinvestments.com.

                                                                                                                        VIGOV-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------
U.S. MORTGAGE-BACKED SECURITIES-73.26%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-19.54%

Pass Through Ctfs.,
  6.00%, 11/01/08 to 02/01/34                  $ 7,089,565   $  7,362,413
-------------------------------------------------------------------------
  6.50%, 12/01/08 to 11/01/33                   26,347,398     27,752,733
-------------------------------------------------------------------------
  7.00%, 11/01/10 to 01/01/34                   15,615,255     16,545,295
-------------------------------------------------------------------------
  8.00%, 12/01/15 to 11/17/30                    5,621,567      6,145,145
-------------------------------------------------------------------------
  5.00%, 05/01/18                               11,763,791     11,805,475
-------------------------------------------------------------------------
  4.50%, 05/01/19                               17,932,108     17,549,182
-------------------------------------------------------------------------
  10.50%, 08/01/19                                  28,584         31,873
-------------------------------------------------------------------------
  8.50%, 09/01/20 to 10/01/29                    1,736,847      1,899,320
-------------------------------------------------------------------------
  10.00%, 03/01/21                                 460,947        515,342
-------------------------------------------------------------------------
  9.00%, 06/01/21                                2,492,618      2,793,989
-------------------------------------------------------------------------
  7.50%, 09/01/29 to 07/01/32                    4,545,783      4,899,320
-------------------------------------------------------------------------
  5.50%, 10/01/33 to 01/01/34                    6,805,530      6,789,643
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 07/01/19(a)(b)                          8,732,000      8,749,932
-------------------------------------------------------------------------
  7.00%, 07/01/30(b)                             1,600,000      1,707,000
=========================================================================
                                                              114,546,662
=========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-43.93%

Pass Through Ctfs.,
  7.50%, 11/01/09 to 07/01/32                   14,849,865     16,050,758
-------------------------------------------------------------------------
  6.50%, 10/01/10 to 03/01/34                   49,172,375     51,658,367
-------------------------------------------------------------------------
  7.00%, 07/01/11 to 04/01/34                   31,799,866     33,691,605
-------------------------------------------------------------------------
  8.50%, 06/01/12 to 10/01/33                    8,949,410      9,841,796
-------------------------------------------------------------------------
  10.00%, 03/01/16                                 171,575        189,414
-------------------------------------------------------------------------
  6.00%, 06/01/16 to 02/01/34                   72,496,556     74,897,793
-------------------------------------------------------------------------
  5.50%, 07/01/17 to 12/01/33                   19,400,747     19,370,033
-------------------------------------------------------------------------
  5.00%, 11/01/17 to 08/01/33                    3,583,094      3,597,461
-------------------------------------------------------------------------
  8.00%, 12/01/17 to 08/01/32                   16,599,334     17,958,001
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 07/01/19 to 07/01/34(a)(b)             14,789,250     14,402,803
-------------------------------------------------------------------------
  5.50%, 07/01/19(a)(b)                         15,442,268     15,828,669
=========================================================================
                                                              257,486,700
=========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-9.79%

Pass Through Ctfs.,
  7.50%, 03/15/08 to 08/15/28                    1,249,856      1,358,652
-------------------------------------------------------------------------
  9.00%, 09/15/08 to 10/15/16                       15,974         17,555
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

  11.00%, 10/15/15                             $     8,112   $      9,198
-------------------------------------------------------------------------
  9.50%, 09/15/16                                    4,715          5,322
-------------------------------------------------------------------------
  10.50%, 09/15/17 to 11/15/19                       7,588          8,579
-------------------------------------------------------------------------
  6.50%, 04/15/19 to 06/15/34                   36,176,285     37,948,175
-------------------------------------------------------------------------
  10.00%, 06/15/19                                 153,108        171,506
-------------------------------------------------------------------------
  8.00%, 07/15/24 to 07/15/26                      556,380        613,513
-------------------------------------------------------------------------
  7.00%, 04/15/28 to 03/15/34                    5,666,208      6,047,750
-------------------------------------------------------------------------
  6.00%, 10/15/31 to 03/15/34                   10,856,310     11,165,797
=========================================================================
                                                               57,346,047
=========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $431,103,888)                                     429,379,409
=========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-19.50%

FEDERAL FARM CREDIT BANK-3.83%

Bonds,
  6.00%, 06/11/08                                2,600,000      2,799,718
-------------------------------------------------------------------------
  5.75%, 01/18/11                                2,000,000      2,124,413
-------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28                                2,500,000      2,463,105
-------------------------------------------------------------------------
Unsec. Bonds,
  7.25%, 06/12/07                               13,625,000     15,048,516
=========================================================================
                                                               22,435,752
=========================================================================

FEDERAL HOME LOAN BANK-2.05%

Unsec. Bonds,
  6.50%, 11/15/05                                  275,000        289,649
-------------------------------------------------------------------------
  7.25%, 02/15/07                                  895,000        982,196
-------------------------------------------------------------------------
  4.88%, 05/15/07                                4,000,000      4,153,647
-------------------------------------------------------------------------
  3.50%, 11/15/07                                4,650,000      4,628,140
-------------------------------------------------------------------------
  5.48%, 01/28/09                                1,500,000      1,582,729
-------------------------------------------------------------------------
Unsec. Medium Term Notes,
  8.17%, 12/16/04                                  400,000        411,640
=========================================================================
                                                               12,048,001
=========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.63%

Unsec. Global Notes,
  4.38%, 02/04/10(c)                            27,700,000     27,265,610
-------------------------------------------------------------------------
  4.75%, 12/08/10                                7,500,000      7,438,800
-------------------------------------------------------------------------
  5.13%, 10/15/08                                4,000,000      4,172,302
=========================================================================
                                                               38,876,712
=========================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
-------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.77%

Unsec. Global Bonds,
  6.63%, 11/15/30                              $   700,000   $    770,881
-------------------------------------------------------------------------
Unsec. Global Notes,
  7.00%, 07/15/05(c)                            18,300,000     19,186,203
-------------------------------------------------------------------------
  5.25%, 04/15/07                                2,175,000      2,280,677
-------------------------------------------------------------------------
  4.38%, 09/15/12                                4,900,000      4,706,284
-------------------------------------------------------------------------
Unsec. Medium Term Notes,
  7.38%, 03/28/05                                  300,000        311,679
-------------------------------------------------------------------------
Unsec. Sub. Disc. Deb.,
  7.37%, 10/09/19(d)                             1,800,000        726,204
=========================================================================
                                                               27,981,928
=========================================================================

PRIVATE EXPORT FUNDING COMPANY-1.14%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09                                2,701,000      2,990,331
-------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                                1,500,000      1,627,370
-------------------------------------------------------------------------
Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                                2,000,000      2,039,617
=========================================================================
                                                                6,657,318
=========================================================================

TENNESSEE VALLEY AUTHORITY-1.08%

Series G, Global Bonds,
  5.38%, 11/13/08                                6,000,000      6,310,031
=========================================================================
    Total U.S. Government Agency Securities
      (Cost $115,191,072)                                     114,309,742
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

-------------------------------------------------------------------------

U.S. TREASURY SECURITIES-6.78%

U.S. TREASURY NOTES-4.90%

6.75%, 05/15/05                                $ 7,500,000   $  7,802,930
-------------------------------------------------------------------------
4.63%, 05/15/06                                 14,375,000     14,889,355
-------------------------------------------------------------------------
4.00%, 11/15/12                                  1,480,000      1,433,519
-------------------------------------------------------------------------
4.25%, 08/15/13(c)                               4,700,000      4,589,844
=========================================================================
                                                               28,715,648
=========================================================================

U.S. TREASURY BONDS-1.64%

9.25%, 02/15/16                                    550,000        763,640
-------------------------------------------------------------------------
7.50%, 11/15/16 to 11/15/24                      6,050,000      7,576,202
-------------------------------------------------------------------------
7.63%, 02/15/25                                    550,000        705,805
-------------------------------------------------------------------------
6.88%, 08/15/25                                    500,000        594,765
-------------------------------------------------------------------------
                                                                9,640,412
-------------------------------------------------------------------------

U.S. TREASURY STRIPS-0.24%

6.79%, 11/15/18(e)                               3,005,000      1,379,483
=========================================================================
    Total U.S. Treasury Securities (Cost
      $39,590,174)                                             39,735,543
=========================================================================

                                                 SHARES

MONEY MARKET FUNDS-14.81%

Government & Agency Portfolio-Institutional
  Class (Cost $86,787,380)(f)                   86,787,380     86,787,380
=========================================================================
TOTAL INVESTMENTS-114.35% (Cost $672,672,514)                 670,212,074
=========================================================================
OTHER ASSETS LESS LIABILITIES-(14.35%)                        (84,122,507)
=========================================================================
NET ASSETS-100.00%                                           $586,089,567
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) These securities are subject to dollar roll transactions. See Note 1, Section F.
(b) Securities purchased on a forward commitment basis.
(c) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at June 30, 2004.
(d) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $585,885,134)                                  $583,424,694
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $86,787,380)                               86,787,380
=============================================================
    Total investments (cost $672,672,514)         670,212,074
=============================================================
Cash                                                    9,006
-------------------------------------------------------------
Receivables for:
  Investments sold                                 17,507,664
-------------------------------------------------------------
  Fund shares sold                                    734,187
-------------------------------------------------------------
  Dividends and interest                            4,100,245
-------------------------------------------------------------
  Principal paydowns                                   13,774
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     56,921
-------------------------------------------------------------
Other assets                                            6,278
=============================================================
    Total assets                                  692,640,149
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            65,140,606
-------------------------------------------------------------
  Fund shares reacquired                              209,778
-------------------------------------------------------------
  Reverse repurchase agreements                    40,743,000
-------------------------------------------------------------
  Deferred compensation and retirement plans           66,103
-------------------------------------------------------------
Accrued interest expense                               12,464
-------------------------------------------------------------
Accrued administrative services fees                  330,133
-------------------------------------------------------------
Accrued distribution fees-Series II                    12,228
-------------------------------------------------------------
Accrued operating expenses                             36,270
=============================================================
    Total liabilities                             106,550,582
=============================================================
Net assets applicable to shares outstanding      $586,089,567
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $569,332,814
-------------------------------------------------------------
Undistributed net investment income                33,616,950
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                           (14,399,757)
-------------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                            (2,460,440)
=============================================================
                                                 $586,089,567
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $566,624,839
_____________________________________________________________
=============================================================
Series II                                        $ 19,464,728
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           46,243,762
_____________________________________________________________
=============================================================
Series II                                           1,599,119
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.25
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.17
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                         $10,892,488
------------------------------------------------------------
Dividends from affiliated money market funds         230,710
------------------------------------------------------------
    Total investment income                       11,123,198
============================================================

EXPENSES:

Advisory fees                                      1,323,409
------------------------------------------------------------
Administrative services fees                         725,981
------------------------------------------------------------
Custodian fees                                        32,489
------------------------------------------------------------
Distribution fees -- Series II                        25,545
------------------------------------------------------------
Interest                                             173,386
------------------------------------------------------------
Transfer agent fees                                    6,755
------------------------------------------------------------
Trustees' fees                                         8,863
------------------------------------------------------------
Other                                                 81,011
============================================================
    Total expenses                                 2,377,439
============================================================
Less: Fees waived                                     (4,083)
============================================================
    Net expenses                                   2,373,356
============================================================
Net investment income                              8,749,842
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (1,440,904)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities         (6,613,151)
============================================================
Net gain (loss) from investment securities        (8,054,055)
============================================================
Net increase in net assets resulting from
  operations                                     $   695,787
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  8,749,842    $ 16,274,785
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (1,440,904)     (3,652,253)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (6,613,151)     (7,310,145)
==========================================================================================
    Net increase in net assets resulting from operations           695,787       5,312,387
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                              --     (12,494,932)
------------------------------------------------------------------------------------------
  Series II                                                             --        (517,056)
==========================================================================================
    Total distributions from net investment income                      --     (13,011,988)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                              --        (188,872)
------------------------------------------------------------------------------------------
  Series II                                                             --          (8,037)
==========================================================================================
    Total distributions from net realized gains                         --        (196,909)
==========================================================================================
Decrease in net assets resulting from distributions                     --     (13,208,897)
==========================================================================================
Share transactions-net:
  Series I                                                      39,459,724     105,720,568
------------------------------------------------------------------------------------------
  Series II                                                     (2,873,094)      7,735,685
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               36,586,630     113,456,253
==========================================================================================
    Net increase in net assets                                  37,282,417     105,559,743
==========================================================================================

NET ASSETS:

  Beginning of period                                          548,807,150     443,247,407
==========================================================================================
  End of period (including undistributed net investment
    income of $33,616,950 and $24,867,108 for 2004 and 2003,
    respectively).                                            $586,089,567    $548,807,150
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics, seasonal differential and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to

                      AIM V.I. GOVERNMENT SECURITIES FUND
     receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $250 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $4,083.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $725,981, of which AIM retained $69,437 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $8,466 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $25,545.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                    12/31/03        AT COST        FROM SALES      (DEPRECIATION)      06/30/04       INCOME     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Government & Agency
  Portfolio-
  Institutional
  Class               $29,711,054     $277,600,796    $(220,524,470)       $   --        $86,787,380     $230,710      $   --
________________________________________________________________________________________________________________________________
================================================================================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,632 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. The maximum amount outstanding during the six months ended June 30, 2004 was $51,190,500 and averaged $31,215,407 per day with a weighted average interest rate of 1.12%.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2011                                                $11,708,442
_____________________________________________________________________________
=============================================================================

* Any capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $289,926,541 and $260,439,424, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $ 2,770,666
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (5,423,569)
===========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                    $(2,652,903)
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $672,864,977.

NOTE 8--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                    JUNE 30, 2004                DECEMBER 31, 2003
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     7,960,172    $ 97,777,351     27,798,982    $ 345,400,431
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      189,270       2,313,151      1,689,953       20,857,500
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --              --      1,038,804       12,683,804
------------------------------------------------------------------------------------------------------------------------
  Series II                                                           --              --         43,218          525,093
========================================================================================================================
Reacquired:
  Series I                                                    (4,750,742)    (58,317,627)   (20,353,168)    (252,363,667)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (424,801)     (5,186,245)    (1,106,652)     (13,646,908)
========================================================================================================================
                                                               2,973,899    $ 36,586,630      9,111,137    $ 113,456,253
________________________________________________________________________________________________________________________
========================================================================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                            YEAR ENDED DECEMBER 31,
                                                     JUNE 30,        ------------------------------------------------------------
                                                       2004            2003        2002        2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  12.23        $  12.40    $  11.53    $  11.16       $ 10.63       $ 11.18
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.19(a)         0.36(a)     0.49(a)     0.59(a)(b)    0.66(a)       0.63(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (0.17)          (0.23)       0.61        0.12          0.41         (0.78)
=================================================================================================================================
    Total from investment operations                     0.02            0.13        1.10        0.71          1.07         (0.15)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                     --           (0.30)      (0.23)      (0.34)        (0.54)        (0.40)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    --           (0.00)         --          --            --            --
=================================================================================================================================
    Total distributions                                    --           (0.30)      (0.23)      (0.34)        (0.54)        (0.40)
=================================================================================================================================
Net asset value, end of period                       $  12.25        $  12.23    $  12.40    $  11.53       $ 11.16       $ 10.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                          0.16%           1.07%       9.59%       6.41%        10.12%        (1.32)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $566,625        $526,482    $428,322    $150,660       $84,002       $70,761
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  0.84%(d)        0.76%       0.81%       1.08%         0.97%         0.90%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                 3.13%(d)        2.93%       4.01%       5.09%(b)      6.03%         5.75%
=================================================================================================================================
Ratio of interest expense to average net assets          0.06%(d)        0.01%       0.01%       0.28%         0.12%         0.10%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                 48%            265%        170%        199%           87%           41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses as adjustments to interest income. Had the Fund not recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.62 and the ratio of investment income to average net assets would have been 5.40%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d) Ratios are annualized and based on average daily net assets of $543,087,534.
(e)  Not annualized for periods less than one year.

                      AIM V.I. GOVERNMENT SECURITIES FUND

                                                                                      SERIES II
                                                              ---------------------------------------------------------
                                                                                                     SEPTEMBER 19, 2001
                                                              SIX MONTHS           YEAR ENDED           (DATE SALES
                                                                ENDED             DECEMBER 31,         COMMENCED) TO
                                                               JUNE 30,        ------------------       DECEMBER 31,
                                                                 2004           2003       2002             2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 12.17         $ 12.35    $ 11.52          $11.84
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.17(a)         0.33(a)    0.46(a)         0.16(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.17)          (0.22)      0.60           (0.14)
=======================================================================================================================
    Total from investment operations                              0.00            0.11       1.06            0.02
=======================================================================================================================
Less distributions:
  Dividends from net investment income                              --           (0.29)     (0.23)          (0.34)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --           (0.00)        --              --
=======================================================================================================================
    Total distributions                                             --           (0.29)     (0.23)          (0.34)
=======================================================================================================================
Net asset value, end of period                                 $ 12.17         $ 12.17    $ 12.35          $11.52
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   0.00%           0.93%      9.25%           0.22%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $19,465         $22,325    $14,926          $  946
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                           1.09%(c)        1.01%      1.06%           1.41%(d)
=======================================================================================================================
Ratio of net investment income to average net assets              2.88%(c)        2.68%      3.76%           4.76%(d)
=======================================================================================================================
Ratio of interest expense to average net assets                   0.06%(c)        0.01%      0.01%           0.28%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(e)                                          48%            265%       170%            199%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $20,548,066.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor

                      AIM V.I. GOVERNMENT SECURITIES FUND
any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

                      AIM V.I. GOVERNMENT SECURITIES FUND

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                      AIM V.I. GOVERNMENT SECURITIES FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Government Securities Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph. D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                    WITHHOLDING
     TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
-----------------------------------------------------------------------------------------------
(1)* Bob R. Baker................................................  485,251,764      20,583,220
     Frank S. Bayley.............................................  485,193,740      20,641,244
     James T. Bunch..............................................  485,846,832      19,958,152
     Bruce L. Crockett...........................................  485,356,560      20,478,424
     Albert R. Dowden............................................  485,381,238      20,453,746
     Edward K. Dunn, Jr. ........................................  484,642,618      21,192,366
     Jack M. Fields..............................................  485,417,523      20,417,461
     Carl Frischling.............................................  484,781,819      21,053,165
     Robert H. Graham............................................  485,247,575      20,587,409
     Gerald J. Lewis.............................................  484,388,317      21,446,667
     Prema Mathai-Davis..........................................  484,212,736      21,622,248
     Lewis F. Pennock............................................  485,257,174      20,577,810
     Ruth H. Quigley.............................................  483,391,857      22,443,127
     Louis S. Sklar..............................................  484,592,297      21,242,687
     Larry Soll, Ph.D. ..........................................  484,654,198      21,180,786
     Mark H. Williamson..........................................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                      AIM V.I. GOVERNMENT SECURITIES FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                      OFFICERS                                    OFFICE OF THE FUND
Bob R. Baker                           Robert H. Graham                            11 Greenway Plaza
                                        Chairman and President                     Suite 100
Frank S. Bayley                                                                    Houston, TX 77046-1173
                                       Mark H. Williamson
James T. Bunch                          Executive Vice President                   INVESTMENT ADVISOR
                                                                                   A I M Advisors, Inc.
Bruce L. Crockett                      Kevin M. Carome                             11 Greenway Plaza
                                        Senior Vice President, Secretary           Suite 100
Albert R. Dowden                        and Chief Legal Officer                    Houston, TX 77046-1173

Edward K. Dunn, Jr.                    Sidney M. Dilgren                           TRANSFER AGENT
                                        Vice President and Treasurer               AIM Investment Services, Inc.
Jack M. Fields                                                                     P.O. Box 4739
                                       Robert G. Alley                             Houston, TX 77210-4739
Carl Frischling                         Vice President
                                                                                   CUSTODIAN
Robert H. Graham                       Stuart W. Coco                              State Street Bank and Trust Company
                                        Vice President                             225 Franklin Street
Gerald J. Lewis                                                                    Boston, MA 02110-2801
                                       Melville B. Cox
Prema Mathai-Davis                      Vice President                             COUNSEL TO THE FUNDS
                                                                                   Foley & Lardner LLP
Lewis F. Pennock                       Karen Dunn Kelley                           3000 K N.W., Suite 500
                                        Vice President                             Washington, D.C. 20007-5111
Ruth H. Quigley
                                       Edgar M. Larsen                             COUNSEL TO THE TRUSTEES
Louis S. Sklar                          Vice President                             Kramer, Levin, Naftalis & Frankel LLP
                                                                                   919 Third Avenue
Larry Soll, Ph.D.                                                                  New York, NY 10022-3852

Mark H. Williamson                                                                 DISTRIBUTOR A I M Distributors, Inc.
                                                                                   11 Greenway Plaza
                                                                                   Suite 100
                                                                                   Houston, TX 77046-1173


                      AIM V.I. GOVERNMENT SECURITIES FUND

                                                            AIM V.I. GROWTH FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                                   AIM V.I. GROWTH FUND seeks growth of capital.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

========================================
THIS REPORT MUST BE ACCOMPANIED OR
PRECEDED BY THE CURRENTLY EFFECTIVE FUND
PROSPECTUS AND PRODUCT PROSPECTUS, WHICH
CONTAIN MORE COMPLETE INFORMATION,
INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
========================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                     AIM V.I. GROWTH FUND
PROPRIETARY STOCK SELECTION PROCESS
HELPED FUND PERFORMANCE

For the six-month reporting period ended       In its mid-June Beige Book report,         strongest. The S&P 500 Index advanced
June 30, 2004, AIM V.I. Growth Fund         the Fed said that economic activity in        only slightly for the reporting period,
Series I shares returned 4.11%,             April and May continued to expand             growing by single digits in January,
excluding product issuer charges. (Had      nationwide, with manufacturing                February, May and June, but declining by
the effects of product issuer charges       continuing to increase in most districts      single digits in March and April. For
been included, the return would have        and retail sales remaining even or            the reporting period, the
been lower.) For the same period, the       rising in most areas. Residential real        strongest-performing sectors were
fund's broad market index, the S&P 500      estate markets remained strong, and in a      energy, industrials and consumer
Index, returned 3.44%. Performance for      few areas, commercial real estate             staples; the weakest-performing sectors
Series II shares and the fund's             markets stabilized or even strengthened,      were information technology, materials
benchmark indexes is shown in the table     the Fed reported.                             and consumer discretionary.
below.
                                               Gross domestic product, the broadest       YOUR FUND
MARKET CONDITIONS                           measure of economic activity, expanded
                                            at an annualized rate of 4.5% in the          Overall during the reporting period, we
As the reporting period closed, the U.S.    first quarter of 2004 and 3.0% during         made minimal changes to the fund's
Federal Reserve (the Fed) voted to hike     the second quarter. What had been a           positioning. Assets invested in
the federal funds target rate by 25         "jobless recovery" produced more than         information technology, industrials and
basis points (0.25%)--its first rate        1.2 million new jobs from January             health care holdings grew slightly,
increase in four years and a move much      through June, according to the U.S.           while our consumer staples,
anticipated by markets. The Fed's           Department of Labor. An improved job          telecommunication services and energy
decision came amid signs that the           market likely contributed to rising           holdings shrank somewhat.
economy was strengthening and inflation,    consumer confidence, which reached a
while still relatively tame, had risen      two-year high in June, according to the          Our bottom-up stock selection helped
in recent months. In its announcement,      Conference Board.                             the fund outperform its benchmark index,
the Fed said that despite the hike, "the                                                  the Russell 1000 Growth Index, for the
stance of monetary policy remains              According to Bloomberg, more than 85%      six-month reporting period. Stock
accommodative" and that "with underlying    of S&P 500 Index firms reporting              selection in the consumer staples,
inflation still expected to be              first-quarter 2004 earnings met or            health care and industrials sectors was
relatively low, the [Fed] Board believes    exceeded expectations. But strong             particularly beneficial to fund
that policy accommodation can be removed    corporate earnings did not necessarily        performance. In each sector, the fund
at a pace that is likely to be              cause stock prices to rise, even in           was underweight relative to its
measured."                                  sectors such as materials and                 benchmark index, but on average the
                                            information technology in which average       fund's holdings outperformed those of
                                            earnings growth was                           the index.

                                                                                             Few consumer staples stocks, which
                                                                                          include food retailers and household
                                                                                          products manufacturers, met our earnings
                                                                                          growth criteria, but

====================================================================================================================================
TOP 10 Equity Holdings*                     TOP 10 INDUSTRIES*                            FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Tyco International Ltd.                  1. Communications Equipment        8.8%      Total returns 12/31/03-6/30/04,
    (Bermuda)                       4.9%     2. Pharmaceuticals                 7.7       excluding product issuer charges. If
 2. Cisco Systems, Inc.             4.5      3. Systems Software                6.6       product issuer charges were included,
 3. Microsoft Corp.                 3.0      4. Semiconductors                  5.7       returns would be lower.
 4. Yahoo! Inc.                     2.4      5. Industrial Conglomerates        5.6
 5. Cendant Corp.                   2.3      6. Investment Banking &                      Series I Shares                    4.11%
 6. Gap, Inc. (The)                 2.1         Brokerage                       4.1       Series II Shares                   4.07
 7. Aetna Inc.                      2.0      7. Personal Products               3.6       S&P 500 Index (Broad Market
 8. Dell Inc.                       2.0      8. Department Stores               3.4       Index)                             3.44
 9. Pfizer Inc.                     1.9      9. Health Care Equipment           3.4       Russell 1000 Growth Index
10. Genentech, Inc.                 1.9     10. Diversified Commercial                    (Style-specific Index)             2.74
                                                Services                        3.2       Lipper Large-Cap Growth Fund
                                                                                          Index (Peer Group Index)           2.18
                                            TOTAL NUMBER OF HOLDINGS*            86
                                            TOTAL NET ASSETS         $396.7 MILLION       Source: Lipper, Inc.
====================================================================================================================================

                                                                                            ========================================
                                                                                                   PORTFOLIO MANAGEMENT TEAM
                                                                                                         AS OF 6/30/04
                                                                                                       JAMES G. BIRDSALL
                                                                                               LANNY H. SACHNOWITZ, LEAD MANAGER
                                                                                             ASSISTED BY THE LARGE CAP GROWTH TEAM
                                                                                            ========================================

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                                AIM V.I. GROWTH FUND
the stocks we did hold in this area         IN CLOSING                                    PRINCIPAL RISKS OF INVESTING IN THE FUND
performed well. We had only modest
exposure to large pharmaceutical            During the reporting period, we               International investing presents certain
companies--many of which have exhibited     continued to apply our criteria of            risks not associated with investing
lackluster performance of late--and that    searching for companies we considered to      solely in the United States. These
contributed to fund performance relative    be seasoned and better capitalized and        include risks relating to fluctuations
to our style-specific index. Continued      to have experienced above-average             in the value of the U.S. dollar relative
signs of economic recovery helped the       earnings relative to their peers. We          to the values of other currencies, the
fundamentals of many companies in the       appreciate your continued investment in       custody arrangements made for the fund's
industrials sector to improve, and their    AIM V.I. Growth Fund.                         foreign holdings, differences in
stock prices subsequently rose.                                                           accounting, political risks and the
                                            AVERAGE ANNUAL TOTAL RETURNS                  lesser degree of public information
   The fund's overweight position in        ----------------------------------------      required to be provided by non-U.S.
information technology stocks, which        As of 6/30/04                                 companies. The fund may invest up to 25%
contributed to fund performance in                                                        of its assets in the securities of
calendar year 2003, had less of an          SERIES I SHARES                               non-U.S. issuers.
effect on fund performance for this         10 Years                    6.79%
reporting period. Many information           5 Years                   -9.84              ABOUT INDEXES USED IN THIS REPORT
technology stocks fell out of investor       1 Year                    19.97
favor during the first half of 2004 even                                                  The unmanaged Lipper Large-Cap Growth
as the companies reported positive first    SERIES II SHARES                              Fund Index represents an average of the
quarter earnings.                           10 Years                    6.54%             performance of the 30 largest
                                             5 Years                  -10.05              large-capitalization growth funds
   Individual stocks that helped fund        1 Year                    19.73              tracked by Lipper, Inc., an independent
performance during the reporting period                                                   mutual fund performance monitor.
included Internet portal Yahoo! The         PERFORMANCE INFORMATION
stock appreciated significantly during                                                       The unmanaged Russell
the reporting period, a beneficiary of      Returns since the inception date of           1000--Registered Trademark-- Growth
advertisers' willingness to spend an        Series II shares are historical. All          Index is a subset of the unmanaged
increasing share of their dollars on        other returns are the blended returns of      Russell 1000--Registered Trademark--
non-traditional (i.e., Internet) media      the historical performance of the fund's      Index, which represents the performance
and its dominant position in that space.    Series II shares since their inception        of the stocks of large-capitalization
Another stock that performed well was       and the restated historical performance       companies; the Growth subset measures
Research In Motion, which manufactures      of the fund's Series I shares (for            the performance of Russell 1000
and markets the BlackBerry--Registered      periods prior to inception of the Series      companies with higher price/book ratios
Trademark-- mobile communication device,    II shares) adjusted to reflect the            and higher forecasted growth values.
among other products. In June, it           higher Rule 12b-1 fees applicable to the
announced that total BlackBerry             Series II shares. The inception date of          The unmanaged Standard & Poor's
subscribers had surpassed 1.3 million.      the fund's Series II shares is 9/19/01.       Composite Index of 500 Stocks (the S&P
The company's earnings in recent            The Series I and Series II shares invest      500--Registered Trademark-- Index) is an
quarters have been boosted by growing       in the same portfolio of securities and       index of common stocks frequently used
revenue, widening gross margins and         will have substantially similar               as a general measure of U.S. stock
improving operating efficiencies.           performance, except to the extent that        market performance.
                                            expenses borne by each class differ.
   Stocks hindering fund performance                                                         The fund is not managed to track the
included Novellus Systems, a company           The performance data quoted represent      performance of any particular index,
that builds manufacturing equipment for     past performance and cannot guarantee         including the indexes defined here, and
semiconductor producers. While the          comparable future results; current            consequently, the performance of the
company's first quarter earnings rose       performance may be lower or higher.           fund may deviate significantly from the
from 2003 to 2004, investors typically      Please see your financial advisor for         performance of the indexes.
place greater importance on new orders      the most recent month-end performance.
rather than earnings. As                    Performance figures reflect fund                 A direct investment cannot be made in
weaker-than-expected new order numbers      expenses, reinvested distributions and        an index. Unless otherwise indicated,
were announced, the entire industry sold    changes in net asset value. Investment        index results include reinvested
off. We reduced our stake in the stock      return and principal value will               dividends, and they do not reflect sales
before the close of the reporting period    fluctuate so that you may have a gain or      charges. Performance of an index of
to focus on more promising growth           loss when you sell shares.                    funds reflects fund expenses;
opportunities.                                                                            performance of a market index does not.
                                               AIM V.I. Growth Fund, a series
                                            portfolio of AIM Variable Insurance           OTHER INFORMATION
                                            Funds, is offered through insurance
                                            company separate accounts to fund             The returns shown in the Management's
                                            variable annuity contracts and variable       Discussion of Fund Performance are based
                                            life insurance policies, and through          on net asset values calculated for
                                            certain pension or retirement plans.          shareholder transactions. Generally
                                            Performance figures given represent the       accepted accounting principles require
                                            fund and are not intended to reflect          adjustments to be made to the net assets
                                            actual variable product values. They do       of the fund at period end for financial
                                            not reflect sales charges, expenses and       reporting purposes, and as such, the net
                                            fees at the separate account level.           asset value for shareholder transactions
                                            Sales charges, expenses and fees, which       and the returns based on those net asset
                                            are determined by the product issuers,        values may differ from the net asset
                                            will vary and will lower the total            values and returns reported in the
                                            return.                                       Financial Highlights. Additionally, the
                                                                                          returns and net asset values shown
                                                                                          throughout this report are at the fund
                                                                                          level only and do not include variable
                                                                                          product issuer charges. If such charges
                                                                                          were included, the total returns would
                                                                                          be lower.

                                                                                             Industry classifications used in this
                                                                                          report are generally according to the
                                                                                          Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.

                                                                                             Bloomberg, Inc. is a well-known
                                                                                          independent financial research and
                                                                                          reporting firm. ] The Conference Board
                                                                                          is a not-for-profit organization that
                                                                                          conducts research and publishes
                                                                                          information and analysis to help
                                                                                          businesses strengthen their performance.

                                                                                             A description of the policies and
                                                                                          procedures that the fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, by calling
                                                                                          800-959-4246, or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                                                         VIGRO-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                            MARKET
                                               SHARES       VALUE
---------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.17%

ADVERTISING-0.57%

Omnicom Group Inc.                              30,000   $  2,276,700
=====================================================================

AEROSPACE & DEFENSE-1.29%

Boeing Co. (The)                                37,000      1,890,330
---------------------------------------------------------------------
Honeywell International Inc.                    88,000      3,223,440
=====================================================================
                                                            5,113,770
=====================================================================

APPAREL RETAIL-2.11%

Gap, Inc. (The)                                345,000      8,366,250
=====================================================================

APPLICATION SOFTWARE-1.62%

Amdocs Ltd. (United Kingdom)(a)                170,000      3,983,100
---------------------------------------------------------------------
Siebel Systems, Inc.(a)                        228,000      2,435,040
=====================================================================
                                                            6,418,140
=====================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.47%

Franklin Resources, Inc.                        37,000      1,852,960
=====================================================================

BIOTECHNOLOGY-2.68%

Biogen Idec Inc.(a)                             51,000      3,225,750
---------------------------------------------------------------------
Genentech, Inc.(a)                             132,000      7,418,400
=====================================================================
                                                           10,644,150
=====================================================================

CASINOS & GAMING-1.07%

International Game Technology                  110,000      4,246,000
=====================================================================

COMMUNICATIONS EQUIPMENT-8.80%

Avaya Inc.(a)                                  272,000      4,294,880
---------------------------------------------------------------------
Cisco Systems, Inc.(a)                         750,000     17,775,000
---------------------------------------------------------------------
Corning Inc.(a)                                221,000      2,886,260
---------------------------------------------------------------------
Motorola, Inc.                                 370,000      6,752,500
---------------------------------------------------------------------
QUALCOMM Inc.                                   30,000      2,189,400
---------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)             15,000      1,026,600
=====================================================================
                                                           34,924,640
=====================================================================

COMPUTER & ELECTRONICS RETAIL-0.58%

Best Buy Co., Inc.                              45,000      2,283,300
=====================================================================

COMPUTER HARDWARE-1.99%

Dell Inc.(a)                                   220,000      7,880,400
=====================================================================

---------------------------------------------------------------------
                                                            MARKET
                                               SHARES       VALUE

COMPUTER STORAGE & PERIPHERALS-0.54%

Lexmark International, Inc.-Class A(a)          22,000   $  2,123,660
=====================================================================

CONSUMER ELECTRONICS-0.99%

Sony Corp.-ADR (Japan)                         103,000      3,919,150
=====================================================================

CONSUMER FINANCE-2.15%

American Express Co.                            81,000      4,161,780
---------------------------------------------------------------------
MBNA Corp.                                     169,000      4,358,510
=====================================================================
                                                            8,520,290
=====================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.47%

Automatic Data Processing, Inc.                 45,000      1,884,600
=====================================================================

DEPARTMENT STORES-3.43%

J.C. Penney Co., Inc.                           88,000      3,322,880
---------------------------------------------------------------------
Kohl's Corp.(a)                                162,000      6,849,360
---------------------------------------------------------------------
Nordstrom, Inc.                                 81,000      3,451,410
=====================================================================
                                                           13,623,650
=====================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.24%

Apollo Group, Inc.-Class A(a)                   44,000      3,884,760
---------------------------------------------------------------------
Cendant Corp.                                  367,000      8,984,160
=====================================================================
                                                           12,868,920
=====================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.11%

Rockwell Automation, Inc.                      117,000      4,388,670
=====================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.62%

Agilent Technologies, Inc.(a)                  220,000      6,441,600
=====================================================================

FOOTWEAR-0.84%

NIKE, Inc.-Class B                              44,000      3,333,000
=====================================================================

GENERAL MERCHANDISE STORES-1.50%

Target Corp.                                   140,000      5,945,800
=====================================================================

HEALTH CARE EQUIPMENT-3.43%

Bard (C.R.), Inc.                               36,000      2,039,400
---------------------------------------------------------------------
Boston Scientific Corp.(a)                      75,000      3,210,000
---------------------------------------------------------------------
Waters Corp.(a)                                 68,000      3,249,040
---------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                            MARKET
                                               SHARES       VALUE
---------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

Zimmer Holdings, Inc.(a)                        58,000   $  5,115,600
=====================================================================
                                                           13,614,040
=====================================================================

HEALTH CARE SERVICES-1.26%

Caremark Rx, Inc.(a)                           120,000      3,952,800
---------------------------------------------------------------------
IMS Health Inc.                                 45,000      1,054,800
=====================================================================
                                                            5,007,600
=====================================================================

HEALTH CARE SUPPLIES-1.17%

Alcon, Inc. (Switzerland)                       59,000      4,640,350
=====================================================================

HOME ENTERTAINMENT SOFTWARE-0.81%

Electronic Arts Inc.(a)                         59,000      3,218,450
=====================================================================

HOME IMPROVEMENT RETAIL-0.67%

Home Depot, Inc. (The)                          75,000      2,640,000
=====================================================================

HOTELS, RESORTS & CRUISE LINES-0.83%

Starwood Hotels & Resorts Worldwide, Inc.       73,000      3,274,050
=====================================================================

HOUSEHOLD PRODUCTS-1.62%

Procter & Gamble Co. (The)                     118,000      6,423,920
=====================================================================

HOUSEWARES & SPECIALTIES-0.99%

Fortune Brands, Inc.                            52,000      3,922,360
=====================================================================

HYPERMARKETS & SUPER CENTERS-0.78%

Costco Wholesale Corp.                          75,000      3,080,250
=====================================================================

INDUSTRIAL CONGLOMERATES-5.58%

3M Co.                                          30,000      2,700,300
---------------------------------------------------------------------
Tyco International Ltd. (Bermuda)              587,000     19,453,180
=====================================================================
                                                           22,153,480
=====================================================================

INDUSTRIAL MACHINERY-1.91%

Danaher Corp.                                   88,000      4,562,800
---------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)            44,000      3,005,640
=====================================================================
                                                            7,568,440
=====================================================================

INTERNET RETAIL-1.76%

Amazon.com, Inc.(a)                             44,000      2,393,600
---------------------------------------------------------------------
eBay Inc.(a)                                    50,000      4,597,500
=====================================================================
                                                            6,991,100
=====================================================================

INTERNET SOFTWARE & SERVICES-2.43%

Yahoo! Inc.(a)                                 265,000      9,627,450
=====================================================================

INVESTMENT BANKING & BROKERAGE-4.09%

Goldman Sachs Group, Inc. (The)                 73,000      6,873,680
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                            MARKET
                                               SHARES       VALUE
INVESTMENT BANKING & BROKERAGE-(CONTINUED)

Lehman Brothers Holdings Inc.                   72,000   $  5,418,000
---------------------------------------------------------------------
Merrill Lynch & Co., Inc.                       73,000      3,940,540
=====================================================================
                                                           16,232,220
=====================================================================

MANAGED HEALTH CARE-3.20%

Aetna Inc.                                      95,000      8,075,000
---------------------------------------------------------------------
UnitedHealth Group Inc.                         74,000      4,606,500
=====================================================================
                                                           12,681,500
=====================================================================

MOVIES & ENTERTAINMENT-0.61%

Walt Disney Co. (The)                           95,000      2,421,550
=====================================================================

MULTI-LINE INSURANCE-1.06%

American International Group, Inc.              59,000      4,205,520
=====================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.61%

Citigroup Inc.                                 110,000      5,115,000
---------------------------------------------------------------------
J.P. Morgan Chase & Co.                        135,000      5,233,950
=====================================================================
                                                           10,348,950
=====================================================================

PERSONAL PRODUCTS-3.64%

Avon Products, Inc.                             90,000      4,152,600
---------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A            96,000      4,682,880
---------------------------------------------------------------------
Gillette Co. (The)                             132,000      5,596,800
=====================================================================
                                                           14,432,280
=====================================================================

PHARMACEUTICALS-7.70%

Forest Laboratories, Inc.(a)                    30,000      1,698,900
---------------------------------------------------------------------
Johnson & Johnson                              106,000      5,904,200
---------------------------------------------------------------------
Lilly (Eli) & Co.                               41,000      2,866,310
---------------------------------------------------------------------
Pfizer Inc.                                    220,000      7,541,600
---------------------------------------------------------------------
Sepracor Inc.(a)                                82,000      4,337,800
---------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                      59,000      3,970,110
---------------------------------------------------------------------
Wyeth                                          117,000      4,230,720
=====================================================================
                                                           30,549,640
=====================================================================

RESTAURANTS-1.65%

McDonald's Corp.                               147,000      3,822,000
---------------------------------------------------------------------
Yum! Brands, Inc.(a)                            73,000      2,717,060
=====================================================================
                                                            6,539,060
=====================================================================

SEMICONDUCTOR EQUIPMENT-0.76%

Novellus Systems, Inc.(a)                       96,000      3,018,240
=====================================================================

SEMICONDUCTORS-5.73%

Analog Devices, Inc.                           155,000      7,297,400
---------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                            MARKET
                                               SHARES       VALUE
---------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

Intel Corp.                                    142,000   $  3,919,200
---------------------------------------------------------------------
Linear Technology Corp.                        50,000       1,973,500
---------------------------------------------------------------------
Maxim Integrated Products, Inc.                72,000       3,774,240
---------------------------------------------------------------------
Microchip Technology Inc.                      183,000      5,771,820
=====================================================================
                                                           22,736,160
=====================================================================

SOFT DRINKS-1.19%

PepsiCo, Inc.                                  88,000       4,741,440
=====================================================================

SYSTEMS SOFTWARE-6.62%

Check Point Software Technologies Ltd.
  (Israel)(a)                                  60,000       1,619,400
---------------------------------------------------------------------
Computer Associates International, Inc.        110,000      3,086,600
---------------------------------------------------------------------
Microsoft Corp.                                410,000     11,709,600
---------------------------------------------------------------------
Oracle Corp.(a)                                234,000      2,791,620
---------------------------------------------------------------------

---------------------------------------------------------------------
                                                            MARKET
                                               SHARES       VALUE
SYSTEMS SOFTWARE-(CONTINUED)

Symantec Corp.(a)                              67,000    $  2,933,260
---------------------------------------------------------------------
VERITAS Software Corp.(a)                      148,000      4,099,600
=====================================================================
                                                           26,240,080
=====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $305,987,477)                       393,363,780
=====================================================================

MONEY MARKET FUNDS-0.50%

Liquid Assets Portfolio-Institutional
  Class(b)                                     996,565        996,565
---------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)    996,565        996,565
=====================================================================
    Total Money Market Funds (Cost
      $1,993,130)                                           1,993,130
=====================================================================
TOTAL INVESTMENTS-99.67% (Cost $307,980,607)              395,356,910
=====================================================================
OTHER ASSETS LESS LIABILITIES-0.33%                         1,293,298
=====================================================================
NET ASSETS-100.00%                                       $396,650,208
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $305,987,477)                                 $ 393,363,780
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,993,130)                                 1,993,130
=============================================================
    Total investments (cost $307,980,607)         395,356,910
=============================================================
Foreign currencies, at value (cost $123)                  144
-------------------------------------------------------------
Receivables for:
  Investments sold                                  4,112,140
-------------------------------------------------------------
  Fund shares sold                                    603,437
-------------------------------------------------------------
  Dividends                                            87,810
-------------------------------------------------------------
  Amount due from advisor                               3,465
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     62,095
-------------------------------------------------------------
Other assets                                            8,364
=============================================================
    Total assets                                  400,234,365
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             2,975,004
-------------------------------------------------------------
  Fund shares reacquired                              345,409
-------------------------------------------------------------
  Deferred compensation and retirement plans           80,626
-------------------------------------------------------------
Accrued administrative services fees                  125,779
-------------------------------------------------------------
Accrued distribution fees -- Series II                  7,004
-------------------------------------------------------------
Accrued transfer agent fees                               451
-------------------------------------------------------------
Accrued operating expenses                             49,884
=============================================================
    Total liabilities                               3,584,157
=============================================================
Net assets applicable to shares outstanding     $ 396,650,208
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $ 753,437,393
-------------------------------------------------------------
Undistributed net investment income (loss)           (496,289)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (443,667,219)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                87,376,323
=============================================================
                                                $ 396,650,208
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                        $ 383,570,332
_____________________________________________________________
=============================================================
Series II                                       $  13,079,876
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           24,835,869
_____________________________________________________________
=============================================================
Series II                                             852,291
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                     $       15.44
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                     $       15.35
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $22,472)                                       $ 1,356,046
------------------------------------------------------------
Dividends from affiliated money market funds          22,845
============================================================
    Total investment income                        1,378,891
============================================================

EXPENSES:

Advisory fees                                      1,263,342
------------------------------------------------------------
Administrative services fees                         433,083
------------------------------------------------------------
Custodian fees                                        16,648
------------------------------------------------------------
Distribution fees -- Series II                        13,615
------------------------------------------------------------
Transfer agent fees                                   10,401
------------------------------------------------------------
Trustees' fees                                         7,700
------------------------------------------------------------
Other                                                 60,097
============================================================
    Total expenses                                 1,804,886
============================================================
Less: Fees waived                                     (1,013)
============================================================
    Net expenses                                   1,803,873
============================================================
Net investment income (loss)                        (424,982)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from investment securities      22,180,082
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (5,575,866)
------------------------------------------------------------
  Foreign currencies                                       3
============================================================
                                                  (5,575,863)
============================================================
Net gain from investment securities and foreign
  currencies                                      16,604,219
============================================================
Net increase in net assets resulting from
  operations                                     $16,179,237
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (424,982)   $   (486,112)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     22,180,082      (4,198,771)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (5,575,863)    102,214,600
==========================================================================================
    Net increase in net assets resulting from operations        16,179,237      97,529,717
==========================================================================================
Share transactions-net:
  Series I                                                     (24,711,658)    (64,742,379)
------------------------------------------------------------------------------------------
  Series II                                                      2,846,318       5,557,072
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (21,865,340)    (59,185,307)
==========================================================================================
    Net increase (decrease) in net assets                       (5,686,103)     38,344,410
==========================================================================================

NET ASSETS:

  Beginning of period                                          402,336,311     363,991,901
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(496,289) and $(71,307) for 2004 and
    2003, respectively)                                       $396,650,208    $402,336,311
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may

                              AIM V.I. GROWTH FUND
     be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

                              AIM V.I. GROWTH FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $1,013.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $433,083 for such services, of which AIM retained $382,065 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $15,052 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $13,615.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                     UNREALIZED
                 MARKET VALUE      PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03         AT COST        FROM SALES      (DEPRECIATION)      06/30/04        INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,393,449      $34,956,577     $(38,353,461)        $   --         $  996,565       $11,701       $   --
------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,393,449       34,956,577      (38,353,461)            --            996,565        11,144           --
==============================================================================================================================
Total             $8,786,898      $69,913,154     $(76,706,922)        $   --         $1,993,130       $22,845       $   --
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

                              AIM V.I. GROWTH FUND

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,486 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2008                                             $  4,002,102
---------------------------------------------------------------------------
December 31, 2009                                              325,071,012
---------------------------------------------------------------------------
December 31, 2010                                              103,227,233
---------------------------------------------------------------------------
December 31, 2011                                               26,013,672
===========================================================================
Total capital loss carryforward                               $458,314,019
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $180,811,343 and $204,204,017, respectively.

                UNREALIZED APPRECIATION (DEPRECIATION) OF
                  INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities    $86,119,506
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (4,659,728)
=========================================================================
Net unrealized appreciation of investment securities          $81,459,778
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $313,897,132.

                              AIM V.I. GROWTH FUND

NOTE 8--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                    JUNE 30, 2004                DECEMBER 31, 2003
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,839,315    $ 28,169,237      5,011,173    $  64,150,735
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      301,310       4,547,926        572,562        7,394,324
========================================================================================================================
Issued in connection with acquisitions:*
  Series I                                                       451,258       6,684,290             --               --
========================================================================================================================
Reacquired:
  Series I                                                    (3,931,231)    (59,565,185)   (10,506,555)    (128,893,114)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (113,632)     (1,701,608)      (150,413)      (1,837,252)
========================================================================================================================
                                                              (1,452,980)   $(21,865,340)    (5,073,233)   $ (59,185,307)
________________________________________________________________________________________________________________________
========================================================================================================================

* As of the opening of business on April 30, 2004, the Fund acquired all of the net assets of INVESCO VIF-Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and INVESCO VIF-Growth Fund shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 451,258 shares of the Fund for 1,093,801 shares of INVESCO VIF-Growth Fund outstanding as of the close of business April 29, 2004. INVESCO VIF-Growth Fund's net assets at that date of $6,684,290 including $435,251 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $388,609,444.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED                             YEAR ENDED DECEMBER 31,
                                                   JUNE 30,        --------------------------------------------------------------
                                                     2004            2003        2002        2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  14.83        $  11.30    $  16.37    $  24.81       $  32.25       $  24.80
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.02)          (0.02)      (0.03)(a)    (0.03)(a)      0.03           0.01(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           0.63            3.55       (5.04)      (8.37)         (6.60)          8.63
=================================================================================================================================
    Total from investment operations                   0.61            3.53       (5.07)      (8.40)         (6.57)          8.64
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   --              --          --       (0.04)         (0.00)         (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --              --          --          --          (0.87)         (1.13)
=================================================================================================================================
    Total distributions                                  --              --          --       (0.04)         (0.87)         (1.19)
=================================================================================================================================
Net asset value, end of period                     $  15.44        $  14.83    $  11.30    $  16.37       $  24.81       $  32.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        4.11%          31.24%     (30.97)%    (33.86)%       (20.49)%        35.24%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $383,570        $392,533    $361,259    $601,648       $879,182       $704,096
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                0.89%(c)        0.89%       0.91%       0.88%          0.83%          0.73%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (0.20)%(c)      (0.13)%     (0.21)%     (0.17)%         0.11%          0.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                               51%            101%        195%        239%           162%           101%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $391,642,212.
(d)  Not annualized for periods less than one year.

                              AIM V.I. GROWTH FUND

                                                                                       SERIES II
                                                              -----------------------------------------------------------
                                                                                                       SEPTEMBER 19, 2001
                                                              SIX MONTHS          YEAR ENDED              (DATE SALES
                                                                ENDED            DECEMBER 31,            COMMENCED) TO
                                                               JUNE 30,        -----------------          DECEMBER 31,
                                                                 2004           2003      2002                2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 14.75         $11.27    $ 16.36             $14.67
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)         (0.03)     (0.06)(a)          (0.02)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.63           3.51      (5.03)              1.75
=========================================================================================================================
    Total from investment operations                              0.60           3.48      (5.09)              1.73
=========================================================================================================================
Less dividends from net investment income                           --             --         --              (0.04)
=========================================================================================================================
Net asset value, end of period                                 $ 15.35         $14.75    $ 11.27             $16.36
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   4.07%         30.88%    (31.11)%            11.79%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $13,080         $9,803    $ 2,733             $  604
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.14%(c)       1.14%      1.16%              1.17%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.45)%(c)     (0.38)%    (0.46)%            (0.46)%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                          51%           101%       195%               239%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $10,952,139.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

                              AIM V.I. GROWTH FUND

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and

                              AIM V.I. GROWTH FUND
state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                              AIM V.I. GROWTH FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Growth Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                     WITHHOLDING
      TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  485,251,764      20,583,220
      Frank S. Bayley.............................................  485,193,740      20,641,244
      James T. Bunch..............................................  485,846,832      19,958,152
      Bruce L. Crockett...........................................  485,356,560      20,478,424
      Albert R. Dowden............................................  485,381,238      20,453,746
      Edward K. Dunn, Jr. ........................................  484,642,618      21,192,366
      Jack M. Fields..............................................  485,417,523      20,417,461
      Carl Frischling.............................................  484,781,819      21,053,165
      Robert H. Graham............................................  485,247,575      20,587,409
      Gerald J. Lewis.............................................  484,388,317      21,446,667
      Prema Mathai-Davis..........................................  484,212,736      21,622,248
      Lewis F. Pennock............................................  485,257,174      20,577,810
      Ruth H. Quigley.............................................  483,391,857      22,443,127
      Louis S. Sklar..............................................  484,592,297      21,242,687
      Larry Soll, Ph.D. ..........................................  484,654,198      21,180,786
      Mark H. Williamson..........................................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                              AIM V.I. GROWTH FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                  Vice President                                Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                    Vice President                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                              AIM V.I. GROWTH FUND

                                                       AIM V.I. HIGH YIELD FUND
                                                                  JUNE 30, 2004

                                                              SEMIANNUAL REPORT

                                             AIM V.I. HIGH YIELD FUND seeks to
                                        provide a high level of current income.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

==================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
==================================================

==================================================         YOUR GOALS. OUR SOLUTIONS            (AIM INVESTMENTS LOGO APPEARS HERE)
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE           --Registered Trademark--                 --Registered Trademark--
==================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE            AIM V.I. HIGH YIELD FUND


HIGH YIELD BONDS OUTPERFORMED BROAD BOND MARKET DURING REPORTING PERIOD
For the six-month reporting period ended    conditions as market participants            credit risk and supports a company's
June 30, 2004, AIM V.I. High Yield Fund     interpreted comments by the Federal Reserve  ability to repay its debts. Thus far in
Series I shares returned 1.67%, excluding   (the Fed) as signaling upcoming interest     2004, default rates generally declined.
product issuer charges. (Had the effects    rate hikes. By March, however, sentiment
of product issuer charges been included,    reversed as the market began to believe      YOUR FUND
the return would have been lower.) The      weak economic reports would delay rate
return for Series II shares is shown in     increases.                                   Given the volatile market environment,
the table below. For the same period, the                                                we made a few changes to the fund's
fund outperformed all its benchmarks          Following the pattern set in the           portfolio to be more responsive to market
including the Lehman U.S. Aggregate Bond    first quarter, high yield markets            conditions. Specifically, we tried to
Index, Lehman High Yield Index and Lipper   witnessed a roller coaster ride again in     reduce credit risk during the period. To do
High Yield Bond Fund Index, which returned  the second quarter. Although high yield      this, we sold some highly priced
0.15%, 1.36% and 1.39%, respectively. We    bonds rallied in April, they sold off        securities, reduced our exposure to smaller
attribute the fund's higher return to a     again in May as fears of interest rate       bond issues and sold some equities. Also,
couple of factors: High yield markets       hikes resurfaced. Other factors pressured    we reduced our exposure to the lower
outperformed investment grade markets for   the market including the sell off of         quality part of the market (CCC and below
the first half of 2004 (the Lehman          emerging market debt--an asset class at      rated bonds) given the big positive move in
Aggregate is comprised largely of           times highly correlated with U.S. high       these securities over the course of 2003
investment grade bonds), and our research   yield bonds. Despite volatile conditions,    and into early 2004. The average credit
efforts which helped build a strong         the reporting period ended on an up note     quality of the fund remained B.
investment portfolio during a volatile      with largely positive returns in June. On
reporting period.                           the last day of the reporting period, the       Although the interest rate environment
                                            Fed finally raised the fed funds rate by     was an issue for fixed-income investments
MARKET CONDITIONS                           0.25%--it's first increase in four years.    during the reporting period, high yield
                                                                                         bond performance is influenced by many
Coming off a significant high yield bond       Despite the interest rate unrest,         other factors, including issuer strength.
rally in 2003, the asset class turned in    underlying conditions in the high yield      Therefore, sector and specific investment
modestly positive results for the first     market improved during the reporting         exposure played a role in fund performance.
six months of 2004. While high yield bonds  period as economic recovery continued in
outperformed the broad bond market during   the United States. Indeed, U.S. gross           On a sector basis, a recovery in the
the reporting period, volatility was        domestic product, the broadest measure of    wireless telecommunications industry proved
pervasive. For instance, a strong rally in  economic activity, expanded at an            beneficial to many fund holdings including
January was followed by a period of         annualized rate of 4.5% in the first         US Unwired, Horizon PCS, Alamosa and
deteriorating                               quarter and 3.0% in the second quarter.      AirGate PCS. Bonds in the broadcasting &
                                            Economic growth provides support for high    cable TV industry also helped boost fund
                                            yield companies as it helps reduce           returns, particularly Adelphia--the
                                                                                         fifth-largest cable television company in
                                                                                         the United States. However, our


TOP 10 ISSUERS*                                 TOP 10 INDUSTRIES*                             FUND VS. INDEXES
 1. Targeted Return Index                        1. Broadcasting & Cable TV              7.6%  Total returns 12/31/03-6/30/04,
    Securities Trust Series             3.5%     2. Wireless Telecommunication Services  6.0   excluding product issuer charges.
 2. NTELOS Inc.                         1.8      3. Multi-Utilities & Unregulated Power  5.5   If product issuer charges were
 3. Adelphia Communications Corp.       1.3      4. Integrated Telecommunication               included, returns would be lower
 4. Grupo Transportacion Ferroviaria                Services                             4.1
    Mexicana, S.A. de C.V (Mexico)      1.2      5. Electric Utilities                   4.0   Series I Shares                 1.67%
 5. Owens-Brockway Glass Container Inc. 1.1      6. Specialty Chemicals                  3.8   Series II Shares                1.51
 6. Calpine Corp.                       1.1      7. Health Care Facilities               3.6   Lehman U.S. Aggregate Bond Index
 7. Georgia-Pacific Corp.               1.1      8. Bundled Securities                   3.5   (Broad Market Index)            0.15
 8. Midwest Generation, LLC             1.0      9. Metal & Glass Containers             3.1   Lehman Brothers High Yield Index
 9. Viasystems Inc.                     1.0     10. Paper Products                       2.4   (Style-specific Index)          1.36
10. Lucent Technologies Inc.            1.0                                                    Lipper High Yield Bond Fund
                                                                                               Index
                                                                                               (Peer Group Index)              1.39

                                                                                               Source: Lipper, Inc.

                                                                                               TOTAL NUMBER OF HOLDINGS*        290
                                                                                               TOTAL NET ASSETS       $89.0 MILLION


*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.


                                                                                                           AIM V.I. HIGH YIELD FUND

position in Telewest, another cable         PERFORMANCE INFORMATION                          The average credit quality of the
company, hurt returns during the reporting                                                fund's holdings as of the close of the
period.                                     Returns since the inception date of Series    reporting period represents the weighted
                                            II shares are historical. All other           average quality rating of the securities
   A few industries proved a drag on        returns are the blended returns of the        in the portfolio as assigned by Nationally
performance. Airline investments were       historical performance of the fund's          Recognized Statistical Rating
generally hurt by high fuel prices, labor   Series II shares since their inception and    Organizations based on assessment of the
problems and fierce low-cost competition.   the restated historical performance of the    credit quality of the individual
While we reduced our exposure to the        fund's Series I shares (for periods prior     securities.
industry, Delta Air Lines detracted from    to inception of the Series II shares)
performance, given its high-cost structure  adjusted to reflect the higher Rule 12b-1     ABOUT INDEXES USED IN THIS REPORT
and growing competition from low-fare       fees applicable to the Series II shares.
airlines.                                   The inception date of the fund's Series I     The unmanaged Lehman U.S. Aggregate Bond
                                            shares is 5/1/98. The inception date of       Index (the Lehman Aggregate), which
   The fund's performance in the            the fund's Series II shares is 3/26/02.       represents the U.S. investment-grade
pharmaceutical industry was marred by the   The Series I and Series II shares invest      fixed-rate bond market (including
decline of aaiPharma Inc. which was hit by  in the same portfolio of securities and       government and corporate securities,
scandal as the company revealed it had      will have substantially similar               mortgage pass-through securities and
overstated sales.                           performance, except to the extent that        asset-backed securities), is compiled by
                                            expenses borne by each class differ.          Lehman Brothers, a global investment bank.
   Returns were also hampered by the
performance of Qwest Communications, a         The performance data quoted represent         The unmanaged Lehman High Yield Index,
leading provider of voice, video and data   past performance and cannot guarantee         which represents the performance of
services. While Quest was a significant     comparable future results; current            high-yield debt securities, is compiled by
contributor during 2003, it failed to       performance may be lower or higher. Please    Lehman Brothers, a global investment bank.
issue new equity as we expected and         see your financial advisor for the most
instead issued additional debt. The         recent month-end performance. Performance        The unmanaged Lipper High Yield Bond
market's appetite for new debt,             figures reflect fund expenses, reinvested     Fund Index represents an average of the 30
unfortunately, was limited. We have         distributions and changes in net asset        largest high-yield bond funds tracked by
reduced our position in Qwest.              value. Investment return and principal        Lipper, Inc., an independent mutual fund
                                            value will fluctuate so that you may have     performance monitor.
   Although we made a few changes to the    a gain or loss when you sell shares.
fund's portfolio during the reporting                                                        The fund is not managed to track the
period, we want to assure shareholders our     AIM V.I. High Yield Fund, a series         performance of any particular index,
basic philosophy remains the same.          portfolio of AIM Variable Insurance Funds,    including the indexes defined here, and
Recognizing the possibility of a downdraft  is offered through insurance company          consequently, the performance of the fund
in any particular industry or sector, we    separate accounts to fund variable annuity    may deviate significantly from the
continued to diversify the portfolio amid   contracts and variable life insurance         performance of the indexes.
a broad array of sectors and industries,    policies, and through certain pension or
thereby limiting issuer-specific risk.      retirement plans. Performance figures            A direct investment cannot be made in
                                            given represent the fund and are not          an index. Unless otherwise indicated,
IN CLOSING                                  intended to reflect actual variable           index results include reinvested
                                            product values. They do not reflect sales     dividends, and they do not reflect sales
Given volatile market conditions            charges, expenses and fees at the separate    charges. Performance of an index of funds
throughout the first half of 2004, we are   account level. Sales charges, expenses and    reflects fund expenses; performance of a
pleased to have provided shareholders with  fees, which are determined by the product     market index does not.
both income and a positive total return     issuers, will vary and will lower the
during the reporting period.                total return.                                 OTHER INFORMATION

                                            PRINCIPAL RISKS OF INVESTING IN THE FUND      The returns shown in the Management's
                                                                                          Discussion of Fund Performance are based
                                            The fund invests in higher-yielding,          on net asset values calculated for
                                            lower-rated corporate bonds, commonly         shareholder transactions. Generally
                                            known as junk bonds, which have a greater     accepted accounting principles require
                                            risk of price fluctuation and loss of         adjustments to be made to the net assets
                                            principal and income than do U.S.             of the fund at period end for financial
                                            government securities such as U.S.            reporting purposes, and as such, the net
                                            Treasury bills, notes and bonds, for which    asset value for shareholder transactions
                                            principal and any applicable interest are     and the returns based on those net asset
                                            guaranteed by the government if held to       values may differ from the net asset
                                            maturity.                                     values and returns reported in the
                                                                                          Financial Highlights. Additionally, the
                                               International investing presents           returns and net asset values shown
                                            certain risks not associated with             throughout this report are at the fund
                                            investing solely in the United States.        level only and do not include variable
 AVERAGE ANNUAL TOTAL RETURNS               These include risks relating to               product issuer charges. If such charges
 -----------------------------------        fluctuations in the value of the U.S.         were included, the total returns would be
 As of 6/30/04                              dollar relative to the values of other        lower.
 SERIES I SHARES                            currencies, the custody arrangements made
 Inception (5/1/98)         -0.61%          for the fund's foreign holdings,                 Industry classifications used in this
   5 Years                  -0.35           differences in accounting, political risks    report are generally according to the
   1 Year                   12.23           and the lesser degree of public               Global Industry Classification Standard,
                                            information required to be provided by        which was developed by and is the
 SERIES II SHARES                           non-U.S. companies. The fund may invest up    exclusive property and a service mark of
 Inception                  -0.84%          to 25% of its assets in the securities of     Morgan Stanley Capital International Inc.
   5 Years                  -0.59           non-U.S. issuers.                             and Standard & Poor's.
   1 Year                   11.88
                                                                                          A description of the policies and
                                                                                          procedures that the fund uses to determine
                                                                                          how to vote proxies relating to portfolio
                                                                                          securities is available without charge,
                                                                                          upon request, by calling 800-959-4246, or
                                                                                          on the AIM web site, AIMinvestments.com.

                                                                                          =========================================
                                                                                                   PORTFOLIO MANAGEMENT TEAM
                                                                                                        AS OF 6/30/04
                                                                                                         PETER EHRET
                                                                                                       CAROLYN L. GIBBS

                                                                                             ASSISTED BY HIGH YIELD TAXABLE TEAM
                                                                                          =========================================

                                                                                                                        VIHYI-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-87.63%

AEROSPACE & DEFENSE-1.57%

Argo-Tech Corp., Sr. Notes, 9.25%, 06/01/11
  (Acquired 06/17/04; Cost $440,000)(a)(b)     $ 440,000    $   455,400
-----------------------------------------------------------------------
Armor Holdings, Inc., Sr. Sub. Global Notes,
  8.25%, 08/15/13                                200,000        215,000
-----------------------------------------------------------------------
DRS Technologies, Inc., Sr. Unsec. Sub.
  Global Notes, 6.88%, 11/01/13                  160,000        156,800
-----------------------------------------------------------------------
L-3 Communications Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 6.13%, 01/15/14             495,000        480,150
-----------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11                          80,000         88,000
=======================================================================
                                                              1,395,350
=======================================================================

AIRLINES-1.38%

Continental Airlines, Inc., Notes, 8.00%,
  12/15/05                                       370,000        329,300
-----------------------------------------------------------------------
Delta Air Lines, Inc., Unsec. Notes, 7.90%,
  12/15/09                                       675,000        347,625
-----------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                         650,000        555,750
=======================================================================
                                                              1,232,675
=======================================================================

ALTERNATIVE CARRIERS-0.33%

Embratel Participacoes S.A. (Brazil), Gtd.
  Notes, 11.00%, 12/15/08 (Acquired
  03/19/04-03/23/04; Cost $292,556)(a)           270,000        292,275
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.53%

Levi Strauss & Co., Unsec. Notes, 7.00%,
  11/01/06                                       235,000        220,900
-----------------------------------------------------------------------
Warnaco Inc., Sr. Unsec. Global Notes, 8.88%,
  06/15/13                                       235,000        251,450
=======================================================================
                                                                472,350
=======================================================================

AUTO PARTS & EQUIPMENT-1.67%

Autocam Corp., Sr. Sub. Notes, 10.88%,
  06/15/14 (Acquired 05/26/04; Cost
  $112,444)(a)                                   115,000        112,125
-----------------------------------------------------------------------
Collins & Aikman Products Corp., Sr. Unsec.
  Gtd. Global Notes, 10.75%, 12/31/11            345,000        346,725
-----------------------------------------------------------------------
Delco Remy International, Inc., Sr. Sec.
  Second Priority Floating Rate Notes, 5.17%,
  04/15/09 (Acquired 04/08/04; Cost
  $130,000)(a)(c)                                130,000        133,250
-----------------------------------------------------------------------
Metaldyne Corp., Sr. Unsec. Gtd. Notes,
  10.00%, 11/01/13 (Acquired 10/20/03; Cost
  $200,000)(a)                                   200,000        197,000
-----------------------------------------------------------------------
R.J. Tower Corp., Sr. Unsec. Gtd. Global
  Notes, 12.00%, 06/01/13                        340,000        325,550
-----------------------------------------------------------------------
Tenneco Automotive Inc.-Series B, Sr. Sec.
  Second Lien Global Notes, 10.25%, 07/15/13      80,000         90,400
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
AUTO PARTS & EQUIPMENT-(CONTINUED)

TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13                                     $ 249,000    $   282,615
=======================================================================
                                                              1,487,665
=======================================================================

BROADCASTING & CABLE TV-7.63%

Adelphia Communications Corp.,
  Sr. Unsec. Notes,
    10.88%, 10/01/10(d)                          530,000        539,275
-----------------------------------------------------------------------
    9.50%, 03/01/05(d)                           350,000        387,625
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Notes,
    9.88%, 03/01/07(d)                           140,000        140,350
-----------------------------------------------------------------------
    9.25%, 10/01/02(d)                           135,000        132,975
-----------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12             385,000        381,150
-----------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 5.67%, 04/01/09
  (Acquired 03/30/04; Cost $515,000)(a)(f)       515,000        530,450
-----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Notes, 9.92%, 04/01/11                  200,000        158,500
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 11.13%, 01/15/11      435,000        368,662
-----------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04; Cost $168,875)(a)          175,000        170,625
-----------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Notes,
  7.63%, 04/01/11                                265,000        268,312
-----------------------------------------------------------------------
DIRECTV Holdings LLC/DIRECTV Financing Co.,
  Inc., Sr. Unsec. Gtd. Global Notes, 8.38%,
  03/15/13                                       190,000        211,375
-----------------------------------------------------------------------
EchoStar DBS Corp., Sr. Unsec. Gtd. Global
  Notes, 5.75%, 10/01/08                         255,000        253,087
-----------------------------------------------------------------------
Emmis Operating Co., Sr. Sub. Notes, 6.88%,
  05/15/12 (Acquired 04/27/04; Cost
  $110,000)(a)                                   110,000        108,350
-----------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sec. Notes,
  9.75%, 12/01/10 (Acquired
  12/08/03-04/14/04; Cost $384,858)(a)           390,000        364,650
-----------------------------------------------------------------------
Kabel Deutschland GmbH (Germany), Sr. Notes,
  10.63%, 07/01/14 (Acquired 06/24/04; Cost
  $265,000)(a)(b)                                265,000        273,612
-----------------------------------------------------------------------
Knology, Inc., Sr. Unsec. PIK Notes, 12.00%,
  11/30/09 (Acquired 05/15/03-05/15/04; Cost
  $764,148)(a)                                   771,877        731,353
-----------------------------------------------------------------------
Mediacom Broadband LLC, Sr. Unsec. Gtd.
  Global Notes, 11.00%, 07/15/13                 275,000        292,875
-----------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05(e)                      390,000        191,100
-----------------------------------------------------------------------
Salem Communications Holding Corp.-Series B,
  Sr. Unsec. Gtd. Sub. Global Notes, 9.00%,
  07/01/11                                       286,000        310,310
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 9.63%, 11/01/09      $ 165,000    $   174,487
-----------------------------------------------------------------------
Telewest Communications PLC (United Kingdom),
  Sr. Unsec. Global Deb., 11.00%, 10/01/07(e)    515,000        309,000
-----------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10                        429,000        493,350
=======================================================================
                                                              6,791,473
=======================================================================

BUILDING PRODUCTS-0.76%

Building Materials Corp. of America,
  Sr. Unsec. Gtd. Notes, 8.00%, 12/01/08         390,000        392,925
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 7.75%, 07/15/05    280,000        282,800
=======================================================================
                                                                675,725
=======================================================================

CASINOS & GAMING-2.25%

Aztar Corp., Sr. Sub. Notes, 7.88%, 06/15/14
  (Acquired 05/26/04; Cost $115,000)(a)          115,000        117,156
-----------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Notes, 6.75%,
  04/15/14 (Acquired 03/31/04; Cost
  $400,000)(a)                                   400,000        379,000
-----------------------------------------------------------------------
Caesars Entertainment, Inc., Sr. Unsec. Sub.
  Global Notes, 8.13%, 05/15/11                  250,000        266,562
-----------------------------------------------------------------------
Herbst Gaming, Inc., Sr. Sub. Notes, 8.13%,
  06/01/12 (Acquired 05/27/04; Cost
  $114,177)(a)                                   115,000        117,300
-----------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Sub. Notes,
  7.00%, 03/01/14 (Acquired
  02/19/04-03/18/04; Cost $762,781)(a)           760,000        708,700
-----------------------------------------------------------------------
Poster Financial Group Inc., Sr. Sec. Notes,
  8.75%, 12/01/11 (Acquired
  11/18/03-11/19/03; Cost $131,625)(a)           130,000        133,900
-----------------------------------------------------------------------
Seneca Gaming Corp., Sr. Notes, 7.25%,
  05/01/12 (Acquired 04/29/04; Cost
  $195,000)(a)                                   195,000        195,487
-----------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10         70,000         80,937
=======================================================================
                                                              1,999,042
=======================================================================

COMMODITY CHEMICALS-1.61%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08                               785,000        867,425
-----------------------------------------------------------------------
Lyondell Chemical Co.-Series B, Sr. Sec. Gtd.
  Notes, 9.88%, 05/01/07                         480,000        505,200
-----------------------------------------------------------------------
Methanex Corp. (Canada), Sr. Unsec. Notes,
  8.75%, 08/15/12                                 55,000         62,012
=======================================================================
                                                              1,434,637
=======================================================================

COMMUNICATIONS EQUIPMENT-1.57%

Corning Inc., Unsec. Deb., 6.75%, 09/15/13       165,000        165,066
-----------------------------------------------------------------------
Lucent Technologies Inc., Unsec. Unsub.
  Global Deb., 6.45%, 03/15/29                 1,135,000        879,625
-----------------------------------------------------------------------
Nortel Network Ltd. (Canada), Sr. Global
  Notes, 6.13%, 02/15/06                         350,000        352,625
=======================================================================
                                                              1,397,316
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.35%

Case New Holland Inc., Sr. Notes, 9.25%,
  08/01/11 (Acquired 07/29/03-08/18/03; Cost
  $498,815)(a)                                 $ 505,000    $   535,300
-----------------------------------------------------------------------
Navistar International Corp., Sr. Notes,
  7.50%, 06/15/11                                 55,000         56,100
-----------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11                         590,000        650,475
-----------------------------------------------------------------------
Trinity Industries, Inc., Sr. Notes, 6.50%,
  03/15/14 (Acquired 03/05/04; Cost
  $530,000)(a)                                   530,000        484,950
-----------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13                                365,000        361,350
=======================================================================
                                                              2,088,175
=======================================================================

CONSTRUCTION MATERIALS-0.45%

U.S. Concrete, Inc., Sr. Sub. Notes, 8.38%,
  04/01/14 (Acquired 03/26/04; Cost
  $409,375)(a)                                   400,000        402,000
=======================================================================

CONSUMER FINANCE-0.45%

Dollar Financial Group Inc., Sr. Gtd. Global
  Notes, 9.75%, 11/15/11                         380,000        399,000
=======================================================================

DISTILLERS & VINTNERS-0.17%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12        140,000        148,400
=======================================================================

DIVERSIFIED CHEMICALS-0.21%

FMC Corp., Sr. Sec. Global Notes, 10.25%,
  11/01/09                                       165,000        190,987
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.09%

Cornell Cos., Inc., Sr. Notes, 10.75%,
  07/01/12 (Acquired 06/17/04; Cost
  $434,214)(a)(b)                                440,000        451,000
-----------------------------------------------------------------------
Geo Group Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13                         180,000        179,100
-----------------------------------------------------------------------
United Rentals North America Inc., Sr. Unsec.
  Gtd. Global Notes, 6.50%, 02/15/12             360,000        340,200
=======================================================================
                                                                970,300
=======================================================================

DIVERSIFIED METALS & MINING-0.15%

Massey Energy Co., Sr. Global Notes, 6.63%,
  11/15/10                                       130,000        130,325
=======================================================================

DRUG RETAIL-0.63%

Rite Aid Corp., Sr. Global Notes, 9.25%,
  06/01/13                                       525,000        557,156
=======================================================================

ELECTRIC UTILITIES-4.04%

Allegheny Energy Supply Co., LLC, Unsec.
  Global Notes, 7.80%, 03/15/11                  330,000        324,225
-----------------------------------------------------------------------
CMS Energy Corp., Sr. Notes, 7.75%, 08/01/10
  (Acquired 07/09/03; Cost $88,801)(a)            90,000         90,112
-----------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                480,000        507,000
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

Dynegy Holdings Inc.,
  Sr. Sec. Gtd. Second Priority Notes,
  10.13%, 07/15/13 (Acquired
  08/01/03-08/25/03; Cost $549,373)(a)         $ 545,000    $   593,369
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, Dynegy Holdings
  Inc., 8.75%, 02/15/12                           95,000         90,250
-----------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%, 01/15/14      280,500        275,243
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08                        565,000        634,212
-----------------------------------------------------------------------
Midwest Generation, LLC,
  Sr. Sec. Notes, 8.75%, 05/01/34 (Acquired
  04/15/04; Cost $130,000)(a)                    130,000        131,950
-----------------------------------------------------------------------
  Series B, Global Asset-Backed Pass Through
  Ctfs., 8.56%, 01/02/16                         765,000        768,825
-----------------------------------------------------------------------
PG&E Corp., Sr. Sec. Notes, 6.88%, 07/15/08
  (Acquired 06/27/03; Cost $175,000)(a)          175,000        184,417
=======================================================================
                                                              3,599,603
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.22%

Superior Essex Communications LLC & Essex
  Group Inc., Sr. Notes, 9.00%, 04/15/12
  (Acquired 04/08/04; Cost $199,342)(a)          205,000        198,850
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.64%

Celestica Inc.(Canada), Sr. Sub. Notes,
  7.88%, 07/01/11 (Acquired 06/10/04; Cost
  $95,000)(a)(b)                                  95,000         97,137
-----------------------------------------------------------------------
Flextronics International Ltd. (Singapore),
  Sr. Sub. Global Notes, 6.50%, 05/15/13         345,000        338,100
-----------------------------------------------------------------------
Sanmina-SCI Corp., Sr. Sec. Gtd. Global
  Notes, 10.38%, 01/15/10                        120,000        138,600
=======================================================================
                                                                573,837
=======================================================================

ENVIRONMENTAL SERVICES-0.62%

Allied Waste North America, Inc.,
  Sr. Sec. Notes, 6.38%, 04/15/11 (Acquired
  04/07/04; Cost $95,000)(a)                      95,000         93,575
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 7.38%, 04/15/14 (Acquired
  04/07/04; Cost $200,000)(a)                    200,000        195,500
-----------------------------------------------------------------------
  Series B, Sr. Sec. Gtd. Global Notes,
  8.50%, 12/01/08                                240,000        263,700
=======================================================================
                                                                552,775
=======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.31%

IMC Global Inc., Sr. Unsec. Global Notes,
  10.88%, 08/01/13                               225,000        273,375
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

FOOD RETAIL-0.89%

Ahold Finance USA, Inc.,
  Sr. Unsec. Gtd. Unsub. Notes, 8.25%,
  07/15/10                                     $ 310,000    $   328,600
-----------------------------------------------------------------------
  Series 2001, Class A-1, Gtd. Asset-Backed
  Pass Through Cfts., 7.82%, 01/02/20            165,503        164,261
-----------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14                                310,000        303,800
=======================================================================
                                                                796,661
=======================================================================

FOREST PRODUCTS-0.54%

Ainsworth Lumber Co. Ltd. (Canada), Sr.
  Notes,
  6.75%, 03/15/14 (Acquired 02/27/04; Cost
  $100,000)(a)                                   100,000         94,250
-----------------------------------------------------------------------
  6.75%, 03/15/14 (Acquired 05/11/04; Cost
  $211,601)(a)                                   235,000        221,487
-----------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13       100,000        100,750
-----------------------------------------------------------------------
Riverside Forest Products Ltd. (Canada), Sr.
  Notes, 7.88%, 03/01/14 (Acquired 02/17/04;
  Cost $65,000)(a)                                65,000         66,950
=======================================================================
                                                                483,437
=======================================================================

GAS UTILITIES-0.92%

SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13               85,000         89,193
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08        75,000         77,250
-----------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%, 07/15/11     80,000         71,300
-----------------------------------------------------------------------
Southern Natural Gas Co., Sr. Unsec. Global
  Notes, 8.88%, 03/15/10                          35,000         38,325
-----------------------------------------------------------------------
Suburban Propane Partners, L.P./Suburban
  Energy Finance Corp., Sr. Unsec. Global
  Notes, 6.88%, 12/15/13                         560,000        547,400
=======================================================================
                                                                823,468
=======================================================================

GENERAL MERCHANDISE STORES-0.19%

Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes,
  7.50%, 12/15/13                                170,000        169,575
=======================================================================

HEALTH CARE DISTRIBUTORS-0.53%

AmerisourceBergen Corp., Sr. Unsec. Gtd.
  Global Notes, 7.25%, 11/15/12                  370,000        381,100
-----------------------------------------------------------------------
National Nephrology Associates, Inc., Sr.
  Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $80,000)(a)                      80,000         92,400
=======================================================================
                                                                473,500
=======================================================================

HEALTH CARE EQUIPMENT-0.92%

Medex, Inc., Sr. Sub. Global Notes, 8.88%,
  05/15/13                                       275,000        290,812
-----------------------------------------------------------------------
MedQuest Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 11.88%, 08/15/12                        320,000        364,800
-----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                                150,000        166,125
=======================================================================
                                                                821,737
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

HEALTH CARE FACILITIES-3.59%

Ardent Health Services Inc., Sr. Sub. Global
  Notes, 10.00%, 08/15/13                      $  50,000    $    53,750
-----------------------------------------------------------------------
Beverly Enterprises, Inc., Sr. Sub. Notes,
  7.88%, 06/15/14 (Acquired 06/18/04; Cost
  $432,599)(a)(b)                                440,000        437,250
-----------------------------------------------------------------------
Concentra Operating Corp., Sr. Unsec. Gtd.
  Sub. Notes, 9.13%, 06/01/12 (Acquired
  05/25/04; Cost $113,405)(a)                    115,000        121,037
-----------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Notes,
  8.00%, 10/15/13 (Acquired 10/23/03; Cost
  $160,000)(a)                                   160,000        165,200
-----------------------------------------------------------------------
Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09             50,000         51,625
-----------------------------------------------------------------------
HEALTHSOUTH Corp., Sr. Unsec. Global Notes,
  8.38%, 10/01/11                                695,000        673,281
-----------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Notes, 9.88%, 07/01/14 (Acquired
  06/15/04; Cost $214,883)(a)(b)                 220,000        224,400
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 6.38%, 12/01/11              465,000        411,525
-----------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Sub. Notes, 7.00%,
  11/15/13                                       545,000        525,244
-----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11                                       470,000        533,450
=======================================================================
                                                              3,196,762
=======================================================================

HEALTH CARE SERVICES-0.50%

Quintiles Transnational Corp., Sr. Unsec.
  Sub. Global Notes, 10.00%, 10/01/13            250,000        248,750
-----------------------------------------------------------------------
Team Health Inc., Sr. Sub. Notes, 9.00%,
  04/01/12 (Acquired 03/12/04; Cost
  $200,000)(a)                                   200,000        194,000
=======================================================================
                                                                442,750
=======================================================================

HEALTH CARE SUPPLIES-0.63%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%, 05/01/12      332,000        356,900
-----------------------------------------------------------------------
Inverness Medical Innovations, Inc., Sr. Sub.
  Notes, 8.75%, 02/15/12 (Acquired 02/05/04;
  Cost $195,000)(a)                              195,000        200,850
=======================================================================
                                                                557,750
=======================================================================

HOME FURNISHINGS-0.46%

Interface, Inc., Sr. Sub. Notes, 9.50%,
  02/01/14 (Acquired 01/26/04-01/27/04; Cost
  $135,000)(a)                                   135,000        135,675
-----------------------------------------------------------------------
Sealy Mattress Co., Sr. Sub. Notes, 8.25%,
  06/15/14 (Acquired 03/30/04; Cost
  $270,000)(a)                                   270,000        272,700
=======================================================================
                                                                408,375
=======================================================================

HOMEBUILDING-0.45%

Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10                  205,000        212,175
-----------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 02/15/11                 170,000        187,425
=======================================================================
                                                                399,600
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

HOTELS, RESORTS & CRUISE LINES-2.37%

Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%,
  12/01/12                                     $ 350,000    $   378,875
-----------------------------------------------------------------------
Intrawest Corp. (Canada),
  Sr. Unsec. Global Notes, 7.50%, 10/15/13       400,000        392,000
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  02/01/10                                       350,000        381,062
-----------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes,
  8.88%, 08/15/11                                150,000        160,875
-----------------------------------------------------------------------
La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11                                120,000        130,050
-----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Global Notes, 8.00%, 05/15/10        70,000         75,775
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes,
  8.75%, 02/02/11                                350,000        391,125
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Gtd. Global Notes, 7.88%, 05/01/12         185,000        198,413
=======================================================================
                                                              2,108,175
=======================================================================

HOUSEHOLD APPLIANCES-0.35%

Fedders North America, Inc., Sr. Unsec. Gtd.
  Notes, 9.88%, 03/01/14 (Acquired 02/26/04;
  Cost $324,722)(a)                              335,000        308,200
=======================================================================

INDUSTRIAL MACHINERY-0.81%

Aearo Co. I, Sr. Sub. Notes, 8.25%, 04/15/12
  (Acquired 04/01/04; Cost $140,000)(a)          140,000        143,500
-----------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12            220,000        251,900
-----------------------------------------------------------------------
Valmont Industries, Inc., Sr. Gtd. Sub.
  Notes, 6.88%, 05/01/14 (Acquired 04/29/04;
  Cost $80,000)(a)                                80,000         78,800
-----------------------------------------------------------------------
Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 10/20/03; Cost
  $217,500)(a)                                   250,000        246,250
=======================================================================
                                                                720,450
=======================================================================

INTEGRATED OIL & GAS-1.59%

PDVSA Finance Ltd. (Cayman Islands), Global
  Notes, 8.50%, 11/16/12                         830,000        863,200
-----------------------------------------------------------------------
Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13                                545,000        555,900
=======================================================================
                                                              1,419,100
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.47%

LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07                                       595,000        550,375
-----------------------------------------------------------------------
NTELOS Inc., Conv. Notes, 9.00%, 08/15/13
  (Acquired 04/10/03; Cost $1,050,000)(a)(b)   1,050,000      1,050,000
-----------------------------------------------------------------------
Qwest Capital Funding, Inc., Unsec. Gtd.
  Global Notes,
  7.00%, 08/03/09                                425,000        379,313
-----------------------------------------------------------------------
  7.25%, 02/15/11                                345,000        298,425
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Qwest Communications International Inc.,
  Sr. Floating Rate Notes, 4.75%, 02/15/09
  (Acquired 01/30/04; Cost $270,000)(a)(c)     $ 270,000    $   256,500
-----------------------------------------------------------------------
  Sr. Notes, 7.25%, 02/15/11 (Acquired
  01/30/04-05/12/04; Cost $564,753)(a)           595,000        559,300
=======================================================================
                                                              3,093,913
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.43%

BCP Caylux Holdings Luxembourg S.C.A.
  (Luxembourg), Sr. Sub. Notes, 9.63%,
  06/15/14 (Acquired 06/03/04; Cost
  $215,000)(a)                                   215,000        224,675
-----------------------------------------------------------------------
E*TRADE Financial Corp., Sr. Notes, 8.00%,
  06/15/11 (Acquired 06/02/04; Cost
  $155,000)(a)                                   155,000        154,806
=======================================================================
                                                                379,481
=======================================================================

LEISURE FACILITIES-0.47%

Six Flags, Inc., Sr. Notes, 9.63%, 06/01/14
  (Acquired 12/02/03-12/10/03; Cost
  $344,194)(a)                                   335,000        336,675
-----------------------------------------------------------------------
Universal City Development Partners,
  Ltd./Finance, Inc., Sr. Global Notes,
  11.75%, 04/01/10                                70,000         81,375
=======================================================================
                                                                418,050
=======================================================================

LEISURE PRODUCTS-0.28%

Bombardier Recreational Products Inc.
  (Canada), Sr. Sub. Notes, 8.38%, 12/15/13
  (Acquired 12/11/03-04/27/04; Cost
  $249,425)(a)                                   250,000        249,375
=======================================================================

LIFE & HEALTH INSURANCE-0.06%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $49,408)(a)            50,000         50,239
=======================================================================

MARINE-0.08%

Overseas Shipholding Group, Inc., Sr. Unsec.
  Global Notes, 8.25%, 03/15/13                   65,000         70,119
=======================================================================

METAL & GLASS CONTAINERS-3.05%

Anchor Glass Container Corp., Sr. Sec. Global
  Notes, 11.00%, 02/15/13                        355,000        408,250
-----------------------------------------------------------------------
Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12                               130,000        122,200
-----------------------------------------------------------------------
Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Global Notes, 9.50%,
  03/01/11                                       120,000        132,300
-----------------------------------------------------------------------
Greif Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12                         150,000        162,000
-----------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Sec. Gtd. Global Notes,
    7.75%, 05/15/11                              215,000        223,600
-----------------------------------------------------------------------
    8.75%, 11/15/12                              375,000        410,625
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13                                       320,000        331,200
-----------------------------------------------------------------------
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%,
  05/15/10                                       335,000        329,975
-----------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11                  85,000         91,375
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
METAL & GLASS CONTAINERS-(CONTINUED)

Pliant Corp.,
  Sr. Sec. Global Disc. Notes, 11.13%,
  06/15/09(g)                                  $ 300,000    $   254,250
-----------------------------------------------------------------------
  Sr. Sec. Second Lien Global Notes, 11.13%,
  09/01/09                                       150,000        162,000
-----------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Gtd. Global Notes,
  10.88%, 07/15/10                                90,000         92,250
=======================================================================
                                                              2,720,025
=======================================================================

MOVIES & ENTERTAINMENT-0.77%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Global Notes, 9.88%, 02/01/12                  325,000        342,063
-----------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11                         130,000        141,050
-----------------------------------------------------------------------
Warner Music Group, Sr. Sub. Notes, 7.38%,
  04/15/14 (Acquired 04/01/04; Cost
  $205,000)(a)                                   205,000        198,338
=======================================================================
                                                                681,451
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-5.25%

AES Corp. (The),
  Sr. Sec. Second Priority Notes, 8.75%,
  05/15/13 (Acquired 05/01/03-08/12/03; Cost
  $264,225)(a)                                   270,000        290,588
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 7.75%, 03/01/14       150,000        145,125
-----------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                                574,763        594,879
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08          85,000         58,225
-----------------------------------------------------------------------
Calpine Corp.,
  Sr. Sec. Notes, 8.75%, 07/15/13 (Acquired
  07/10/03-05/11/04; Cost $681,888)(a)           705,000        588,675
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.25%, 08/15/05              385,000        365,750
-----------------------------------------------------------------------
Calpine Generating Co., LLC, Sec. Floating
  Rate Notes, 7.00%, 04/01/10 (Acquired
  03/23/04-05/11/04; Cost $372,275)(a)(c)        395,000        383,150
-----------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06(b)(e)                   170,000        129,625
-----------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Gtd. Second
  Priority Notes, 8.00%, 12/15/13 (Acquired
  12/17/03-04/12/04; Cost $725,950)(a)           720,000        732,600
-----------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LLC- Series B, Sr. Unsec. Asset-Backed Pass
  Through Cfts., 9.24%, 07/02/17                 190,553        205,797
-----------------------------------------------------------------------
Reliant Energy Inc., Sr. Sec. Global Notes,
  9.25%, 07/15/10                                380,000        408,500
-----------------------------------------------------------------------
Reliant Resources, Inc., Sr. Sec. Global
  Notes, 9.50%, 07/15/13                         130,000        141,050
-----------------------------------------------------------------------
Williams Cos., Inc. (The),
  Notes, 7.13%, 09/01/11                         310,000        316,200
-----------------------------------------------------------------------
  Sr. Notes, 8.63%, 06/01/10                     285,000        314,213
=======================================================================
                                                              4,674,377
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

OFFICE ELECTRONICS-0.78%

Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13                                     $ 675,000    $   695,250
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.31%

CHC Helicopter Corp. (Canada), Sr. Sub.
  Notes, 7.38%, 05/01/14 (Acquired 04/21/04;
  Cost $278,474)(a)                              280,000        276,500
-----------------------------------------------------------------------
Grant Prideco Escrow Corp., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 12/15/09                  260,000        284,050
-----------------------------------------------------------------------
Hanover Compressor Co.,
  Sr. Notes, 9.00%, 06/01/14                     115,000        119,888
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes,
  8.63%, 12/15/10                                135,000        140,738
-----------------------------------------------------------------------
Key Energy Services, Inc., Sr. Notes, 6.38%,
  05/01/13                                       135,000        128,250
-----------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11                                200,000        216,500
=======================================================================
                                                              1,165,926
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.96%

Paramount Resources Ltd.(Canada), Sr. Yankee
  Notes, 8.88%, 07/15/14                         410,000        413,583
-----------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Notes, 7.63%,
  07/15/11                                       440,000        445,500
=======================================================================
                                                                859,083
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.29%

CITGO Petroleum Corp., Sr. Unsec. Global
  Notes, 11.38%, 02/01/11                        620,000        725,400
-----------------------------------------------------------------------
El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10                                       120,000        109,350
-----------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13             580,000        537,950
-----------------------------------------------------------------------
GulfTerra Energy Partners, L.P.,
  Sr. Unsec. Global Notes, 6.25%, 06/01/10       130,000        130,975
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Global
  Notes,
  8.50%, 06/01/11                                124,000        133,920
-----------------------------------------------------------------------
Pacific Energy Partners L.P./Pacific Energy
  Finance Corp., Sr. Notes, 7.13%, 06/15/14
  (Acquired 06/10/04; Cost $157,206)(a)(b)       160,000        163,200
-----------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15                  230,000        239,200
=======================================================================
                                                              2,039,995
=======================================================================

PACKAGED FOODS & MEATS-0.49%

Dole Food Co., Inc., Sr. Unsec. Global Notes,
  8.88%, 03/15/11                                140,000        148,750
-----------------------------------------------------------------------
Pinnacle Foods Holding Corp., Sr. Sub. Notes,
  8.25%, 12/01/13 (Acquired 02/05/04; Cost
  $202,012)(a)                                   100,000         97,250
-----------------------------------------------------------------------
  8.25%, 12/01/13 (Acquired 11/20/03; Cost
  $100,000)(a)                                   195,000        189,150
=======================================================================
                                                                435,150
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

PAPER PACKAGING-0.17%

Jefferson Smurfit Corp., Sr. Unsec. Gtd.
  Unsub. Global Notes, 7.50%, 06/01/13         $ 150,000    $   148,875
=======================================================================

PAPER PRODUCTS-2.72%

Abitibi-Consolidated Inc.(Canada), Floating
  Rate Notes, 5.02%, 06/15/11 (Acquired
  06/10/04; Cost $125,000)(a)(b)(c)              125,000        127,080
-----------------------------------------------------------------------
Bowater Inc., Global Notes, 6.50%, 06/15/13      450,000        425,250
-----------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13                         415,000        415,000
-----------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sr. Sec. Notes,
  9.75%, 03/15/10 (Acquired 03/05/04; Cost
  $311,500)(a)                                   315,000        304,763
-----------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08         100,000        106,500
-----------------------------------------------------------------------
  Sr. Notes, 8.00%, 01/15/24 (Acquired
  12/04/03; Cost $200,000)(a)                    200,000        201,000
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.88%,
  02/01/10                                       555,000        633,394
-----------------------------------------------------------------------
Norske Skog Canada Ltd. (Canada)-Series D,
  Sr. Unsec. Gtd. Global Notes, 8.63%,
  06/15/11                                       200,000        211,000
=======================================================================
                                                              2,423,987
=======================================================================

PERSONAL PRODUCTS-1.11%

Elizabeth Arden, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.75%, 01/15/14                  335,000        339,188
-----------------------------------------------------------------------
Herbalife International, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 11.75%, 07/15/10       215,000        246,444
-----------------------------------------------------------------------
Playtex Products, Inc., Sr. Sec. Notes,
  8.00%, 03/01/11 (Acquired 02/04/04; Cost
  $385,406)(a)                                   385,000        403,288
=======================================================================
                                                                988,920
=======================================================================

PHARMACEUTICALS-1.11%

aaiPharma Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 11.50%, 04/01/10                        485,000        407,400
-----------------------------------------------------------------------
Athena Neurosciences Finance, LLC., Sr.
  Unsec. Gtd. Unsub. Notes, 7.25%, 02/21/08      210,000        210,000
-----------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Notes, 7.00%, 12/15/11 (Acquired
  12/09/03-02/06/04; Cost $379,625)(a)           375,000        369,375
=======================================================================
                                                                986,775
=======================================================================

PUBLISHING-1.08%

Dex Media, Inc., Disc. Notes, 9.00%, 11/15/13
  (Acquired 11/03/03; Cost $128,628)(a)(g)       200,000        130,000
-----------------------------------------------------------------------
Medianews Group Inc., Sr. Unsec. Sub. Global
  Notes, 6.88%, 10/01/13                         230,000        219,075
-----------------------------------------------------------------------
PRIMEDIA Inc., Sr. Notes, 8.00%, 05/15/13
  (Acquired 05/08/03-08/18/03; Cost
  $181,775)(a)                                   185,000        175,288
-----------------------------------------------------------------------
Vertis Inc.-Series B, Sr. Unsec. Gtd. Global
  Notes, 10.88%, 06/15/09                        405,000        439,425
=======================================================================
                                                                963,788
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

RAILROADS-1.46%

Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Yankee Notes, 10.25%, 06/15/07      $ 855,000    $   876,375
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Deb., 11.75%,
  06/15/09                                       200,000        197,000
-----------------------------------------------------------------------
Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08                  210,000        228,375
=======================================================================
                                                              1,301,750
=======================================================================

REAL ESTATE-1.97%

Host Marriott L.P.,
  Series G, Sr. Gtd. Global Notes, 9.25%,
  10/01/07                                       175,000        194,250
-----------------------------------------------------------------------
  Series I, Unsec. Gtd. Global Notes, 9.50%,
  01/15/07                                       500,000        551,250
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  6.50%, 12/15/13                                265,000        262,019
-----------------------------------------------------------------------
  8.75%, 08/15/08                                 99,000        108,900
-----------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11                  350,000        357,000
-----------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%, 05/01/09      255,000        276,675
=======================================================================
                                                              1,750,094
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.14%

LNR Property Corp.-Series A, Sr. Sub. Global
  Notes, 7.25%, 10/15/13                         130,000        128,050
=======================================================================

REGIONAL BANKS-0.21%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                                170,000        186,150
=======================================================================

RESTAURANTS-0.40%

Friendly Ice Cream Corp., Sr. Notes, 8.38%,
  06/15/12 (Acquired 06/17/04; Cost
  $353,138)(a)(b)                                365,000        354,050
=======================================================================

SEMICONDUCTORS-0.99%

Viasystems Inc., Sr. Sub. Notes, 10.50%,
  01/15/11 (Acquired 12/12/03-01/05/04; Cost
  $886,538)(a)                                   835,000        885,100
=======================================================================

SPECIALTY CHEMICALS-3.79%

Huntsman Advanced Materials LLC, Sr. Sec.
  Second Lien Notes, 11.00%, 07/15/10
  (Acquired 06/23/03; Cost $170,000)(a)          170,000        192,525
-----------------------------------------------------------------------
Huntsman Co. LLC, Sr. Unsec. Gtd. Global
  Notes, 11.63%, 10/15/10                        350,000        387,625
-----------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09                  515,000        557,488
-----------------------------------------------------------------------
Millennium America Inc.,
  Sr. Notes, 9.25%, 06/15/08
  (Acquired 04/22/03-11/12/03; Cost
  $296,500)(a)                                   275,000        297,000
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
  9.25%, 06/15/08                                370,000        399,600
-----------------------------------------------------------------------
Nalco Co., Sr. Sub. Notes, 8.88%, 11/15/13
  (Acquired 05/05/04-05/11/04; Cost
  $353,588)(a)                                   345,000        362,250
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
SPECIALTY CHEMICALS-(CONTINUED)

Nalco Finance Holdings Inc., Sr. Disc. Notes,
  9.00%, 02/01/14 (Acquired
  01/15/04-04/13/04; Cost $297,492)(a)(g)      $ 475,000    $   318,250
-----------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11                         360,000        370,800
-----------------------------------------------------------------------
Rhodia S.A. (France), Sr. Notes, 7.63%,
  06/01/10 (Acquired 05/20/03; Cost
  $120,000)(a)                                   120,000        109,200
-----------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Global Notes, 8.75%, 07/15/11                  350,000        382,375
=======================================================================
                                                              3,377,113
=======================================================================

SPECIALTY STORES-0.81%

CSK Auto Inc., Sr. Unsec. Gtd. Sub. Notes,
  7.00%, 01/15/14 (Acquired 01/09/04; Cost
  $170,000)(a)                                   170,000        163,200
-----------------------------------------------------------------------
Nebraska Book Co., Inc., Sr. Unsec. Sub.
  Global Notes, 8.63%, 03/15/12                  335,000        330,813
-----------------------------------------------------------------------
PETCO Animal Supplies, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 10.75%, 11/01/11            200,000        225,000
=======================================================================
                                                                719,013
=======================================================================

STEEL-0.66%

AK Steel Corp., Sr. Unsec. Gtd. Global Notes,
  7.75%, 06/15/12                                355,000        321,275
-----------------------------------------------------------------------
IPSCO, Inc. (Canada), Sr. Global Notes,
  8.75%, 06/01/13                                235,000        263,200
=======================================================================
                                                                584,475
=======================================================================

TEXTILES-0.11%

INVISTA, Sr. Notes, 9.25%, 05/01/12
  (Acquired 06/17/04; Cost $98,875)(a)           100,000        101,000
=======================================================================

TRUCKING-0.44%

Laidlaw International Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 06/15/11                 360,000        395,100
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-5.40%

AirGate PCS, Inc., Sr. Sec. Sub. Notes,
  9.38%, 09/01/09                                181,300        178,127
-----------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Disc. Notes, 12.00%, 07/31/09(g)               277,000        271,460
-----------------------------------------------------------------------
American Tower Corp., Sr. Global Notes,
  9.38%, 02/01/09                                210,000        225,225
-----------------------------------------------------------------------
Centennial Cellular Operating Co./Centennial
  Communications Corp., Sr. Unsec. Gtd.
  Global Notes, 10.13%, 06/15/13                 410,000        423,325
-----------------------------------------------------------------------
Crown Castle International Corp., Sr. Global
  Notes, 9.38%, 08/01/11                         500,000        555,000
-----------------------------------------------------------------------
Dobson Communications Corp., Sr. Global
  Notes, 8.88%, 10/01/13                         370,000        283,050
-----------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Global Notes, 14.00%, 10/01/10(b)(d)(g)        120,000         42,000
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Innova S. de R.L. (Mexico), Unsec. Global
  Notes, 9.38%, 09/19/13                       $ 640,000    $   675,200
-----------------------------------------------------------------------
iPCS Escrow Co., Sr. Unsec. Notes, 11.50%,
  05/01/12 (Acquired 04/22/04; Cost
  $105,000)(a)                                   105,000        108,413
-----------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(b)(d)(g)                              130,000         77,350
-----------------------------------------------------------------------
Millicom International Cellular S.A.
  (Luxembourg), Sr. Unsec. Notes, 10.00%,
  12/01/13 (Acquired 11/19/03; Cost
  $65,000)(a)                                     65,000         66,300
-----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes,
  5.95%, 03/15/14                                330,000        304,425
-----------------------------------------------------------------------
  7.38%, 08/01/15                                165,000        167,063
-----------------------------------------------------------------------
Nextel Partners, Inc.-Class A, Sr. Global
  Notes, 8.13%, 07/01/11                         250,000        256,250
-----------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10                         260,000        260,000
-----------------------------------------------------------------------
SBA Telecommunications, Inc./SBA
  Communications Corp., Sr. Unsec. Disc.
  Global Notes, 9.75%, 12/15/11(g)               315,000        237,825
-----------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Global Notes, 14.00%, 05/15/10(g)        235,000        235,588
-----------------------------------------------------------------------
US Unwired Inc.,
  Sr. Sec. Floating Rate Notes, 5.79%,
  06/15/10 (Acquired 06/10/04; Cost
  $190,000)(a)(b)(c)                             190,000        193,325
-----------------------------------------------------------------------
  Sr. Sec. Second Priority Notes, 10.00%,
  06/15/12 (Acquired 06/10/04; Cost
  $64,562)(a)(b)                                  65,000         66,138
-----------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13                         175,000        180,688
=======================================================================
                                                              4,806,752
=======================================================================
    Total Bonds & Notes (Cost $76,136,079)                   78,026,257
=======================================================================

BUNDLED SECURITIES-3.50%

Targeted Return Index Securities Trust-Series
  HY 2004-1, Sec. Bonds, 8.22%, 08/01/15
  (Acquired 05/28/04; Cost 3,100,719)(a)       3,000,000      3,118,161
=======================================================================

                                                 SHARES
-----------------------------------------------------------------------

STOCKS AND OTHER EQUITY INTERESTS-2.07%

ALTERNATIVE CARRIERS-0.00%

WAM!NET Inc.-Wts., expiring 03/01/05(h)              900              9
=======================================================================

BROADCASTING & CABLE TV-0.02%

Knology, Inc.(i)                                     597          2,967
-----------------------------------------------------------------------
ONO Finance PLC (United Kingdom)-Sub Deb.
  Ctfs., expiring 05/31/09 (Acquired
  10/08/99; Cost $0)(a)(h)                           550              6
-----------------------------------------------------------------------
XM Satellite Radio Inc.-Wts., expiring
  03/15/10(h)                                        250         13,750
=======================================================================
                                                                 16,723
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                 SHARES        VALUE

CONSTRUCTION MATERIALS-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(a)(b)(h)              220    $         2
=======================================================================

GENERAL MERCHANDISE STORES-0.00%

Travelcenters of America Inc.,
  Wts., expiring 05/01/09 (Acquired 01/29/01;
  Cost $0)(a)(b)(h)                                  300          1,575
-----------------------------------------------------------------------
  Wts., expiring 05/01/09(h)                         100            525
=======================================================================
                                                                  2,100
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.63%

McLeodUSA Inc.-Wts., expiring 04/16/07(h)          8,399          1,176
-----------------------------------------------------------------------
NTELOS Inc. (Acquired 09/10/03; cost
  $562,500)(a)(b)(i)                              25,799        557,258
-----------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost $9,735)(a)(b)(h)(j)      1,050              0
=======================================================================
                                                                558,434
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.25%

AES Trust VII-$3.00 Conv. Pfd                      4,800        218,400
=======================================================================

PUBLISHING-0.58%

PRIMEDIA Inc.,
  Series D, 10.00% Pfd                             1,660        156,870
-----------------------------------------------------------------------
  Series F, 9.20% Pfd                              4,050        360,450
=======================================================================
                                                                517,320
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.59%

Alamosa Holdings, Inc.-Series B, $18.75 Conv.
  Pfd                                                349        195,523
-----------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03-04/29/03; Cost
  $46,375)(a)(b)(h)                                  735        158,301
-----------------------------------------------------------------------
Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(b)(h)              500              5
-----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(b)(h)                        100              0
-----------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01-09/04/01; Cost
  $2,600)(a)(b)(h)                                   240              0
-----------------------------------------------------------------------
NII Holdings Inc.(i)                               5,161        173,879
-----------------------------------------------------------------------
UbiquiTel Operating Co.-Wts., expiring
  04/15/10 (Acquired 08/10/00; Cost
  $0)(a)(b)(h)                                       300              0
=======================================================================
                                                                527,708
=======================================================================
    Total Stocks & Other Equity Interests
      (Cost $1,488,520)                                       1,840,696
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-4.64%

Liquid Assets Portfolio-Institutional
  Class(k)                                     2,064,493    $ 2,064,493
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(k)    2,064,493      2,064,493
=======================================================================
    Total Money Market Funds (Cost
      $4,128,986)                                             4,128,986
=======================================================================
TOTAL INVESTMENTS-97.84% (Cost $84,854,304)                  87,114,100
=======================================================================
OTHER ASSETS LESS LIABILITIES-2.16%                           1,924,731
=======================================================================
NET ASSETS-100.00%                                          $89,038,831
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act. The aggregate market value of these securities at 06/30/04 was $26,045,616 which represented 29.25% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 06/30/04 was $4,858,708, which represented 5.46% of the Fund's net assets.
(c) Interest rate is redetermined quarterly. Rate shown is rate in effect on 06/30/04.
(d) Defaulted security. Issuer has filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The aggregate market value of these securities at June 30, 2004 was $1,319,575, which represented 1.51% of the Fund's total investments.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments. The aggregate market value of these securities at 06/30/04 was $629,725, which represented 0.72% of the Fund's total investments.
(f) Interest rate is redetermined semi-annually. Rate shown is rate in effect on 06/30/04.
(g) Discounted note at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) Non-income producing security.
(j) Security fair valued in accordance with the procedures established by the Board of Trustees. The market value of this security at 06/30/04 represented 0% of the Fund's total investments.
(k) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost $80,725,318)  $82,985,114
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $4,128,986)                                4,128,986
============================================================
    Total investments (cost $84,854,304)          87,114,100
============================================================
Receivables for:
  Investments sold                                 1,833,501
------------------------------------------------------------
  Fund shares sold                                   220,550
------------------------------------------------------------
  Dividends and interest                           1,615,800
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    31,111
============================================================
    Total assets                                  90,815,062
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,632,588
------------------------------------------------------------
  Fund shares reacquired                              43,563
------------------------------------------------------------
  Deferred compensation and retirement plans          32,444
------------------------------------------------------------
Accrued administrative services fees                  33,190
------------------------------------------------------------
Accrued distribution fees -- Series II                   426
------------------------------------------------------------
Accrued transfer agent fees                              917
------------------------------------------------------------
Accrued operating expenses                            33,103
============================================================
    Total liabilities                              1,776,231
============================================================
Net assets applicable to shares outstanding      $89,038,831
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $98,326,037
------------------------------------------------------------
Undistributed net investment income                4,763,288
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (16,310,290)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       2,259,796
============================================================
                                                 $89,038,831
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $88,081,321
____________________________________________________________
============================================================
Series II                                        $   957,510
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                          14,519,273
____________________________________________________________
============================================================
Series II                                            158,478
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      6.07
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      6.04
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                          $ 2,265,202
-------------------------------------------------------------
Dividends                                              35,329
-------------------------------------------------------------
Dividends from affiliated money market funds            8,529
=============================================================
    Total investment income                         2,309,060
=============================================================

EXPENSES:

Advisory fees                                         171,019
-------------------------------------------------------------
Administrative services fees                           83,467
-------------------------------------------------------------
Custodian fees                                         14,732
-------------------------------------------------------------
Distribution fees -- Series II                          1,249
-------------------------------------------------------------
Transfer agent fees                                     4,156
-------------------------------------------------------------
Trustees' fees                                          4,933
-------------------------------------------------------------
Other                                                  24,383
=============================================================
    Total expenses                                    303,939
=============================================================
Less: Fees waived                                        (285)
=============================================================
    Net expenses                                      303,654
=============================================================
Net investment income                               2,005,406
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities          891,558
-------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities          (2,651,245)
=============================================================
Net gain (loss) from investment securities         (1,759,687)
=============================================================
Net increase in net assets resulting from
  operations                                      $   245,719
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2004            2003
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 2,005,406    $ 2,784,123
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities                    891,558        690,170
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (2,651,245)     4,478,128
=========================================================================================
    Net increase in net assets resulting from operations          245,719      7,952,421
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                             --     (2,487,542)
-----------------------------------------------------------------------------------------
  Series II                                                            --        (82,493)
=========================================================================================
    Decrease in net assets resulting from distributions                --     (2,570,035)
=========================================================================================
Share transactions-net:
  Series I                                                     50,590,930      6,969,192
-----------------------------------------------------------------------------------------
  Series II                                                      (315,959)     1,040,595
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                              50,274,971      8,009,787
=========================================================================================
    Net increase in net assets                                 50,520,690     13,392,173
=========================================================================================

NET ASSETS:

  Beginning of period                                          38,518,141     25,125,968
=========================================================================================
  End of period (including undistributed net investment
    income of $4,763,288 and $2,757,882 for 2004 and 2003,
    respectively)                                             $89,038,831    $38,518,141
_________________________________________________________________________________________
=========================================================================================

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing

                            AIM V.I. HIGH YIELD FUND
     price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Further, effective April 30, 2004 the Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) of each Series to 1.05%. The contractual expense limitation agreement is in effect through April 30, 2005. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $125.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $83,467 for such services, of which AIM retained $24,863 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $3,570 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers
                            AIM V.I. HIGH YIELD FUND
who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.20%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $1,089 after AIM Distributors waived Plan fees of $160.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                       UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS         APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND               12/31/03         AT COST         FROM SALES       (DEPRECIATION)      06/30/04       INCOME      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class            $ 60,062       $11,258,922      $ (9,254,491)        $    --         $2,064,493      $4,358        $    --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class              60,062        11,258,922        (9,254,491)             --          2,064,493       4,171             --
===============================================================================================================================
                   $120,124       $22,517,844      $(18,508,982)        $    --         $4,128,986      $8,529        $    --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,161 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

                            AIM V.I. HIGH YIELD FUND

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2006                                                $   130,838
-----------------------------------------------------------------------------
December 31, 2007                                                    545,518
-----------------------------------------------------------------------------
December 31, 2008                                                  2,010,706
-----------------------------------------------------------------------------
December 31, 2009                                                  5,842,381
-----------------------------------------------------------------------------
December 31, 2010                                                  8,489,494
=============================================================================
Total capital loss carryforward                                  $17,018,937
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $37,991,696 and $28,962,189, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $ 3,615,891
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (1,489,901)
===========================================================================
Net unrealized appreciation of investment securities            $ 2,125,990
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $84,988,110.

NOTE 8--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                YEAR ENDED
                                                                    JUNE 30, 2004              DECEMBER 31, 2003
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,937,824    $17,649,148     2,368,232    $13,235,321
--------------------------------------------------------------------------------------------------------------------
  Series II                                                      118,278        715,635       794,876      4,628,346
====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --             --       421,618      2,487,541
--------------------------------------------------------------------------------------------------------------------
  Series II                                                           --             --        14,029         82,493
====================================================================================================================
Issued in connection with acquisitions:*
  Series I                                                     8,775,266     53,609,175            --             --
====================================================================================================================
Reacquired:
  Series I                                                    (3,435,568)   (20,667,393)   (1,546,778)    (8,753,670)
--------------------------------------------------------------------------------------------------------------------
  Series II                                                     (169,894)    (1,031,594)     (627,307)    (3,670,244)
====================================================================================================================
                                                               8,225,906    $50,274,971     1,424,670    $ 8,009,787
____________________________________________________________________________________________________________________
====================================================================================================================

* As of the opening of business on April 30, 2004, the Fund acquired all of the net assets of INVESCO VIF-High Yield Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and INVESCO VIF-High Yield shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 8,775,266 shares of the Fund for 7,477,946 shares of INVESCO VIF-High Yield Fund outstanding as of the close of business April 29, 2004. INVESCO VIF-High Yield Fund's net assets at that date of $53,609,175 including $2,226,098 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $39,413,181.

                            AIM V.I. HIGH YIELD FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                            YEAR ENDED DECEMBER 31,
                                                     JUNE 30,        ------------------------------------------------------------
                                                       2004           2003          2002          2001          2000       1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  5.97         $  5.00       $  5.31       $  6.35       $  9.02    $  8.84
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.22(a)         0.49(a)       0.51(a)       0.70(b)       0.91       1.03(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (0.12)           0.91         (0.82)        (1.01)        (2.64)     (0.10)
=================================================================================================================================
    Total from investment operations                    0.10            1.40         (0.31)        (0.31)        (1.73)      0.93
=================================================================================================================================
Less dividends from net investment income                 --           (0.43)           --         (0.73)        (0.94)     (0.75)
=================================================================================================================================
Net asset value, end of period                       $  6.07         $  5.97       $  5.00       $  5.31       $  6.35    $  9.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                         1.67%          28.04%        (5.84)%       (4.85)%      (19.14)%    10.52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $88,081         $37,267       $24,984       $28,799       $26,151    $25,268
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      1.11%(d)        1.20%         1.30%         1.21%         1.13%      1.14%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   1.11%(d)        1.20%         1.30%         1.29%         1.19%      1.42%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                7.33%(d)        8.54%        10.20%        11.39%(b)     11.44%     11.07%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                74%            101%           74%           64%           72%       127%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(d) Ratios are annualized and based on average daily net assets of $54,022,229.
(e)  Not annualized for periods less than one year.

                            AIM V.I. HIGH YIELD FUND

                                                                                  SERIES II
                                                              --------------------------------------------------
                                                                                                  MARCH 26, 2002
                                                              SIX MONTHS                           (DATE SALES
                                                                ENDED           YEAR ENDED        COMMENCED) TO
                                                               JUNE 30,        DECEMBER 31,        DECEMBER 31,
                                                                 2004              2003                2002
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $5.95             $ 4.99              $ 5.27
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.21(a)            0.49(a)             0.38(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.12)              0.90               (0.66)
================================================================================================================
    Total from investment operations                             0.09               1.39               (0.28)
================================================================================================================
Less dividends from net investment income                          --              (0.43)                 --
================================================================================================================
Net asset value, end of period                                  $6.04             $ 5.95              $ 4.99
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                  1.51%             27.89%              (5.31)%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 958             $1,251              $  142
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.32%(c)           1.45%               1.45%(d)
----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.36%(c)           1.45%               1.55%(d)
================================================================================================================
Ratio of net investment income to average net assets             7.11%(c)           8.29%              10.05%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate(e)                                         74%               101%                 74%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $1,004,440.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

                            AIM V.I. HIGH YIELD FUND

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and

                            AIM V.I. HIGH YIELD FUND
former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                            AIM V.I. HIGH YIELD FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. High Yield Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                         WITHHOLDING
      TRUSTEES/MATTER                                                    VOTES FOR        AUTHORITY
----------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................      485,251,764      20,583,220
      Frank S. Bayley.............................................      485,193,740      20,641,244
      James T. Bunch..............................................      485,846,832      19,958,152
      Bruce L. Crockett...........................................      485,356,560      20,478,424
      Albert R. Dowden............................................      485,381,238      20,453,746
      Edward K. Dunn, Jr..........................................      484,642,618      21,192,366
      Jack M. Fields..............................................      485,417,523      20,417,461
      Carl Frischling.............................................      484,781,819      21,053,165
      Robert H. Graham............................................      485,247,575      20,587,409
      Gerald J. Lewis.............................................      484,388,317      21,446,667
      Prema Mathai-Davis..........................................      484,212,736      21,622,248
      Lewis F. Pennock............................................      485,257,174      20,577,810
      Ruth H. Quigley.............................................      483,391,857      22,443,127
      Louis S. Sklar..............................................      484,592,297      21,242,687
      Larry Soll, Ph.D. ..........................................      484,654,198      21,180,786
      Mark H. Williamson..........................................      484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                            AIM V.I. HIGH YIELD FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                   Chairman and President                       Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                     Executive Vice President                     INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                   Senior Vice President, Secretary             Suite 100
Albert R. Dowden                   and Chief Legal Officer                      Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                   Vice President and Treasurer                 AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                    Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                   Vice President                               225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                 Vice President                               COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                   Vice President                               Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                     Vice President                               Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                            AIM V.I. HIGH YIELD FUND

                                              AIM V.I. INTERNATIONAL GROWTH FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                                        AIM V.I. INTERNATIONAL GROWTH FUND seeks
                                         to provide long-term growth of capital.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================


===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                      AIM V.I. INTERNATIONAL GROWTH FUND

STRENGTH OF EUROPEAN HOLDINGS
BOOSTED FUND PERFORMANCE

For the six-month reporting period ended       In Asia, China continued to be the         foreign economies, including the United
June 30, 2004, AIM V.I. International       region's economic growth engine.              Kingdom where The Bank of England raised
Growth Fund Series I shares returned        Mounting concern about overinvestment in      interest rates multiple times during the
6.23%, excluding product issuer charges.    several sectors led the Chinese               reporting period.
(Had the effects of product issuer          government to try to slow the economy by
charges been included, the return would     adding restrictions on new projects and       YOUR FUND
have been lower.) Returns for Series II     ordering banks to moderate their lending
shares are shown in the table on the        practices. Japan--Asia's largest              During much of 2003, lower-quality
next page. For the same period, the fund    economy--showed signs of recovery with        stocks (those of distressed or highly
outperformed all its benchmark indexes,     robust activity from exports and an           leveraged companies) produced some of
the MSCI EAFE, MSCI EAFE Growth and the     easing of deflationary pressures.             the highest returns. During the
Lipper International Fund Index which       Despite a decline in May, Japanese            reporting period, however, that trend
returned 4.56%, 2.48%, and 3.86%,           stocks produced some of the best foreign      reversed and markets began to once again
respectively. The fund's focus on           market returns during the reporting           reward stocks with strong earnings
high-quality stocks coupled with strong     period.                                       growth. This type of investment climate
stock selection contributed to the                                                        favored the fund's investment criteria,
fund's higher return compared to these         In the euro zone--the 12 European          and we were able to find high-quality
benchmark indexes.                          countries which use the euro as their         names that were growing faster than the
                                            currency--economic conditions also            overall market in virtually all regions.
MARKET CONDITIONS                           improved. The European Commission's
                                            industrial confidence indicator                  Collectively, the fund's European
International equity markets,               continued to rise in the second quarter       holdings contributed more to fund
represented by the MSCI EAFE Index,         of 2004. In June, this indicator reached      performance than holdings in any other
rallied through much of the first           its highest level since mid-2001. Retail      region during the reporting period. A
quarter of 2004. This rally enabled many    sales also increased in the first             standout performer was Smith and Nephew,
foreign stocks to produce positive          quarter of January. Economic activity         an orthopedic product producer based in
returns for the six-month reporting         remained strong in the United Kingdom,        the United Kingdom. The company
period. During the second quarter, most     supported by renewed strength in the          delivered impressive first quarter 2004
foreign markets gave back some of their     housing market and resilient consumer         results with sales growing 12% compared
earlier gains amid pressure from China's    spending.                                     with the same period last year.
efforts to slow its economy, high oil
prices and looming interest rate hikes.        Monetary policy remained accommodative        In Asia, Trend Micro, a provider of
Market and economic conditions, however,    in many areas including the euro zone,        network antivirus and Internet security
varied significantly by region.             where rates remained unchanged at 2%. A       software, was one of the best-performing
                                            monetary tightening cycle, however,           stocks in our portfolio. The company
                                            began in some                                 reported a 25% increase in net sales for
                                                                                          the first quarter of 2004 due, in part,
                                                                                          to new product sales.

===================================================================================================================================
TOP 10 EQUITY HOLDINGS*                     TOP 10 INDUSTRIES*                            TOP 10 COUNTRIES*
-----------------------------------------------------------------------------------------------------------------------------------
 1. Teva Pharmaceutical
    Industries Ltd.-ADR (Israel)     2.9%    1. Diversified Banks                  10.1%   1. Japan                           18.0%
 2. Total S.A.-Class B (France)      2.1     2. Electronic Equipment                       2. United Kingdom                  17.3
 3. Smith & Nephew PLC                          Manufacturers                       7.0    3. France                           8.9
    (United Kingdom)                 1.9     3. Pharmaceuticals                     6.1    4. Switzerland                      6.8
 4. UBS A.G. (Switzerland)           1.9     4. Integrated Oil & Gas                5.1    5. Canada                           5.3
 5. Reckitt Benckiser PLC                    5. Wireless Telecommunication                 6. Italy                            3.9
    (United Kingdom)                 1.9        Services                            4.5    7. Sweden                           3.5
 6. Eni S.p.A. (Italy)               1.8     6. Automobile Manufacturers            3.5    8. Germany                          3.2
 7. Manulife Financial Corp.                 7. Food Retail                         2.6    9. Israel                           2.9
    (Canada)                         1.8     8. Life & Health Insurance             2.5   10. Mexico                           2.1
 8. Hoya Corp. (Japan)               1.7     9. Diversified Capital Markets         2.4
 9. Imperial Tobacco Group PLC              10. Specialty Chemicals                 2.3   TOTAL NUMBER OF HOLDINGS*            120
    (United Kingdom)                 1.6                                                  TOTAL NET ASSETS          $312.6 MILLION
10. Pernod Ricard S.A. (France)      1.6
===================================================================================================================================

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                 AIM V.I. INTERNATIONAL GROWTH FUND

   Despite positive total returns for the   AVERAGE ANNUAL TOTAL RETURNS                  differences in accounting, political
reporting period, a few stocks detracted    -----------------------------------------     risks and the lesser degree of public
from fund performance including JSR         As of 6/30/04                                 information required to be provided by
Corp., a Japanese manufacturer of                                                         non-U.S. companies.
synthetic rubbers and plastics, and         SERIES I SHARES
Aegon, a Dutch insurance company. Higher    10 Years                            5.85%     ABOUT INDEXES USED IN THIS REPORT
costs of raw materials due to a rise in      5 Years                           -0.69
oil prices adversely affected JSR during     1 Year                            27.13      The unmanaged MSCI Europe, Australasia
the reporting period. Aegon witnessed a                                                   and the Far East (the MSCI
drop in its stock price in May after the    SERIES II SHARES                              EAFE--Registered Trademark--) Growth
company announced poor earnings results.    10 Years                            5.58%     Index is a subset of the unmanaged MSCI
                                             5 Years                           -0.95      EAFE--Registered Trademark--, which
   Consumer discretionary proved to be       1 Year                            26.72      represents the performance of foreign
the best performing sector for the fund.                                                  stocks tracked by Morgan Stanley Capital
Within this sector, we found the most       PERFORMANCE INFORMATION                       International. THe Growth portion
attractive opportunities in autos,                                                        measures performance of companies with
general retailers, food retailers,          Returns since the inception date of           higher price/earnings ratios and higher
select beverages and tobacco stocks.        Series II shares are historical. All          forecasted growth values.
                                            other returns are the blended returns of
   In the telecommunications services       the historical performance of the fund's         The unmanaged Lipper International
sector, our best performers were            Series II shares since their inception        Fund Index represents an average of the
wireless telecommunication companies        and the restated historical performance       30 largest international funds tracked
including, UK.-based Vodafone and mmO2.     of the fund's Series I shares (for            by Lipper, Inc., an independent mutual
Wireless stocks rebounded from a            periods prior to inception of the Series      fund performance monitor, and is
multi-year slump as subscriber growth       II shares) adjusted to reflect the            considered representative of
increased.                                  higher Rule 12b-1 fees applicable to the      international stocks.
                                            Series II shares. The inception date of
   One of the weaker sectors for the        the fund's Series II shares is 9/19/01.          The fund is not managed to track the
fund during the reporting period was        The Series I and Series II shares invest      performance of any particular index,
industrials. We did not have significant    in the same portfolio of securities and       including the indexes defined here, and
exposure to large capital goods             will have substantially similar               consequently, the performance of the
conglomerates in Asia and Europe, which     performance, except to the extent that        fund may deviate significantly from the
investors favored during this global        expenses borne by each class differ.          performance of the indexes.
economic recovery.
                                               The performance data quoted represent         A direct investment cannot be made
IN CLOSING                                  past performance and cannot guarantee         in an index. Unless otherwise indicated,
                                            comparable future results; current            index results include reinvested
While market conditions proved volatile     performance may be lower or higher.           dividends, and they do not reflect sales
during the first half of 2004, we are       Please see your financial advisor for         charges. Performance of an index of
encouraged by vastly improved global        the most recent month-end performance.        funds reflects fund expenses;
economic conditions. And we are pleased     Performance figures reflect fund              performance of a market index does not.
to have provided shareholders with          expenses, reinvested distributions and
strong absolute and relative fund           changes in net asset value. Investment        OTHER INFORMATION
performance during the reporting period.    return and principal value will
                                            fluctuate so that you may have a gain or      The returns shown in the Management's
FUND VS. INDEXES                            loss when you sell shares.                    Discussion of Fund Performance are based
-----------------------------------------                                                 on net asset values calculated for
Total returns 12/31/03-6/30/04,                AIM V.I. International Growth Fund, a      shareholder transactions. Generally
excluding product issuer charges.           series portfolio of AIM Variable              accepted accounting principles require
If product issuer charges were              Insurance Funds, is offered through           adjustments to be made to the net assets
included, returns would be lower.           insurance company separate accounts to        of the fund at period end for financial
                                            fund variable annuity contracts and           reporting purposes, and as such, the net
Series I Shares                      6.23%  variable life insurance policies, and         asset value for shareholder transactions
Series II Shares                     6.14   through certain pension or retirement         and the returns based on those net asset
MSCI EAFE Index (Broad Market Index) 4.56   plans. Performance figures given              values may differ from the net asset
MSCI EAFE Growth Index                      represent the fund and are not intended       values and returns reported in the
(Style-specific Index)               2.48   to reflect actual variable product            Financial Highlights. Additionally, the
Lipper International Fund Index             values. They do not reflect sales             returns and net asset values shown
(Peer Group Index)                   3.86   charges, expenses and fees at the             throughout this report are at the fund
                                            separate account level. Sales charges,        level only and do not include variable
Source: Lipper, Inc.                        expenses and fees, which are determined       product issuer charges. If such charges
                                            by the product issuers, will vary and         were included, the total returns would
                                            will lower the total return.                  be lower.

                                            PRINCIPAL RISK OF INVESTING IN THE FUND          Industry classifications used in this
                                                                                          report are generally according to the
                                            International investing presents certain      Global Industry Classification Standard,
                                            risks not associated with investing           which was developed by and is the
                                            solely in the United States. These            exclusive property and a service mark of
                                            include risks relating to fluctuations        Morgan Stanley Capital International
                                            in the value of the U.S. dollar relative      Inc. and Standard & Poor's.
                                            to the values of other currencies, the
                                            custody arrangements made for the fund's      A description of the policies and
                                            foreign holdings,                             procedures that the fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, by calling
                                                                                          800-959-4246, or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                          =======================================
                                                                                                 PORTFOLIO MANAGEMENT TEAM
                                                                                                       AS OF 6/30/04
                                                                                                        SHUXIN CAO
                                                                                                      JASON T. HOLZER
                                                                                                   CLAS G. OLSSON (LEAD)
                                                                                                  BARRETT K. SIDES (LEAD)

                                                                                          ASSISTED BY ASIA/LATIN AMERICA TEAM AND
                                                                                                     EUROPE/CANADA TEAM
                                                                                          =======================================

                                                                                                                       VIIGR-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-93.55%

AUSTRALIA-1.89%

BHP Billiton Ltd. (Diversified Metals &
  Mining)                                          371,900   $  3,257,508
-------------------------------------------------------------------------
Coca-Cola Amatil Ltd. (Soft Drinks)(a)             184,000        891,373
-------------------------------------------------------------------------
Promina Group Ltd. (Property & Casualty
  Insurance) (Acquired 05/12/03-02/26/04;
  Cost $478,186)(b)                                316,600        885,277
-------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)                                     97,000        867,940
=========================================================================
                                                                5,902,098
=========================================================================

AUSTRIA-0.60%

Erste Bank der oesterreichischen Sparkassen
  A.G. (Diversified Banks)                          11,900      1,873,506
=========================================================================

BERMUDA-0.32%

Esprit Holdings Ltd. (Apparel Retail)              226,000      1,011,244
=========================================================================

BRAZIL-0.57%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                         88,100      1,768,167
=========================================================================

CANADA-5.32%

Canadian National Railway Co. (Railroads)           38,150      1,651,523
-------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail)                      21,400        979,981
-------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                       135,700      5,497,159
-------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)                 21,600        933,288
-------------------------------------------------------------------------
Power Corp. of Canada (Other Diversified
  Financial Services)                               39,000      1,544,800
-------------------------------------------------------------------------
Research In Motion Ltd. (Communications
  Equipment)(c)                                     18,400      1,259,296
-------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)(c)           40,800      1,021,338
-------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 11/18/03; Cost
  $533,415)(b)(c)(d)(e)                             25,000        625,820
-------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)         121,900      3,107,228
=========================================================================
                                                               16,620,433
=========================================================================

DENMARK-0.49%

Danske Bank A.S. (Diversified Banks)(a)             65,000      1,543,734
=========================================================================

FRANCE-8.94%

BNP Paribas S.A. (Diversified Banks)(a)             49,130      3,028,654
-------------------------------------------------------------------------
Bouygues S.A. (Wireless Telecommunication
  Services)(a)                                      45,000      1,510,229
-------------------------------------------------------------------------
Credit Agricole S.A. (Diversified Banks)            57,900      1,412,181
-------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)(a)       38,497      4,934,139
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
FRANCE-(CONTINUED)

Renault S.A. (Automobile Manufacturers)             57,200   $  4,366,688
-------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)             36,600      3,117,664
-------------------------------------------------------------------------
Total S.A.-Class B (Integrated Oil & Gas)(a)        34,005      6,498,208
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)(a)          30,650      3,094,871
=========================================================================
                                                               27,962,634
=========================================================================

GERMANY-3.18%

Continental A.G. (Tires & Rubber)(a)                63,600      3,074,486
-------------------------------------------------------------------------
Deutsche Telekom A.G. (Integrated
  Telecommunications Services)(a)(c)                65,025      1,145,063
-------------------------------------------------------------------------
Metro A.G. (Hypermarkets & Super Centers)(a)        59,500      2,826,947
-------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 10/08/03-10/30/03; Cost
  $1,583,198)(b)                                    11,379      2,898,424
=========================================================================
                                                                9,944,920
=========================================================================

GREECE-0.68%

OPAP S.A. (Casinos & Gaming) (Acquired
  04/02/04-04/19/04; Cost $1,921,082)(b)           111,900      2,117,891
=========================================================================

HONG KONG-1.95%

Cathay Pacific Airways Ltd. (Airlines)             839,000      1,581,253
-------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)                        184,000      1,356,462
-------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)(a)                                    33,300      1,423,575
-------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)                                   124,000        846,571
-------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                        110,000        902,599
=========================================================================
                                                                6,110,460
=========================================================================

HUNGARY-1.16%

OTP Bank Rt. (Diversified Banks)                   177,300      3,628,481
=========================================================================

INDIA-1.91%

Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)(c)                   66,264        745,371
-------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)                                   33,320      4,002,676
-------------------------------------------------------------------------
Maruti Udyog Ltd. (Automobile
  Manufacturers)(c)                                138,500      1,212,685
=========================================================================
                                                                5,960,732
=========================================================================

INDONESIA-0.00%

PT Lippo Bank Tbk (Diversified Banks)(c)           228,137         12,020
=========================================================================

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

IRELAND-1.80%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)                                           224,000   $  3,510,209
-------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)                 145,000      2,111,320
=========================================================================
                                                                5,621,529
=========================================================================

ISRAEL-2.85%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                132,500      8,915,925
=========================================================================

ITALY-3.94%

Banco Popolare di Verona e Novara Scrl
  (Diversified Banks)                              146,000      2,514,024
-------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)(a)               278,800      5,548,744
-------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable TV)(a)       373,200      4,264,450
=========================================================================
                                                               12,327,218
=========================================================================

JAPAN-18.04%

Canon Inc. (Office Electronics)                     72,000      3,803,574
-------------------------------------------------------------------------
Daiwa House Industry Co., Ltd. (Homebuilding)       87,000      1,011,916
-------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)                   44,400      2,655,556
-------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment Manufacturers)                          18,000      1,982,820
-------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)(a)                                 50,400      5,287,960
-------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)                    133,600      2,516,239
-------------------------------------------------------------------------
KDDI Corp. (Wireless Telecommunication
  Services)                                            310      1,777,206
-------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)                                    16,800      3,841,720
-------------------------------------------------------------------------
Kyocera Corp. (Electronic Equipment
  Manufacturers)                                    24,200      2,058,818
-------------------------------------------------------------------------
NEC Electronics Corp. (Semiconductors)(a)           15,400        947,953
-------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment
  Manufacturers)(a)                                 25,800      2,650,044
-------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)                                   165,100      1,839,922
-------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)(a)          88,500      4,537,002
-------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)                  58,000      2,158,115
-------------------------------------------------------------------------
Omron Corp. (Electronic Equipment
  Manufacturers)                                    58,200      1,366,172
-------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)                84,000      1,790,436
-------------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)          181,000      1,531,545
-------------------------------------------------------------------------
Shinsei Bank, Ltd. (Regional Banks) (Acquired
  02/09/04; Cost $472,771)(b)                       95,000        607,469
-------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)                    14,300      1,550,278
-------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)                                 63,700      2,803,280
-------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)       83,500      3,390,785
-------------------------------------------------------------------------
Trend Micro Inc. (Application Software)             80,300      3,570,692
-------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                 80,400      2,710,901
=========================================================================
                                                               56,390,403
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

MEXICO-2.06%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)             96,136   $  3,496,466
-------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                               17,800        805,806
-------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                   714,500      2,127,266
=========================================================================
                                                                6,429,538
=========================================================================

NETHERLANDS-0.94%

Aegon N.V. (Life & Health Insurance)                80,600        974,071
-------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)(a)                         72,200      1,948,500
=========================================================================
                                                                2,922,571
=========================================================================

NORWAY-1.06%

Telenor A.S.A. (Integrated Telecommunication
  Services)                                        477,400      3,320,876
=========================================================================

SINGAPORE-1.77%

DBS Group Holdings Ltd. (Diversified Banks)        149,000      1,248,967
-------------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial Conglomerates)       355,000      1,456,866
-------------------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)                 172,000      1,121,369
-------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified Banks)      219,001      1,708,256
=========================================================================
                                                                5,535,458
=========================================================================

SOUTH KOREA-2.03%

Hana Bank (Diversified Banks)                       82,900      1,752,066
-------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)                          11,100      4,586,141
=========================================================================
                                                                6,338,207
=========================================================================

SPAIN-1.78%

Banco Popular Espanol S.A. (Diversified
  Banks)                                            42,760      2,420,609
-------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                      41,000      1,710,983
-------------------------------------------------------------------------
Telefonica S.A. (Integrated Telecommunication
  Services)(a)                                      97,500      1,444,650
=========================================================================
                                                                5,576,242
=========================================================================

SWEDEN-3.55%

Assa Abloy A.B.-Class B (Building
  Products)(a)                                     267,000      3,419,934
-------------------------------------------------------------------------
Skandia Forsakrings A.B. (Life & Health
  Insurance)(a)                                    351,200      1,458,192
-------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson-Class B
  (Communications Equipment)(a)(c)                 733,200      2,166,113
-------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)(a)                     115,800      4,037,528
=========================================================================
                                                               11,081,767
=========================================================================

SWITZERLAND-6.80%

Credit Suisse Group (Diversified Capital
  Markets)(a)(c)                                    47,787      1,701,694
-------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
SWITZERLAND-(CONTINUED)

Nestle S.A. (Packaged Foods & Meats)                 4,900   $  1,309,647
-------------------------------------------------------------------------
Nobel Biocare Holding A.G. (Heath Care
  Equipment)                                         8,700      1,364,542
-------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)                28,810      2,858,752
-------------------------------------------------------------------------
Swatch Group A.G. (The)-Class B (Apparel,
  Accessories & Luxury Goods)(a)                    15,800      2,060,897
-------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(c)                                     54,725      4,598,187
-------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)              82,600      5,833,193
-------------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line
  Insurance)                                         9,700      1,534,970
=========================================================================
                                                               21,261,882
=========================================================================

TAIWAN-1.69%

Far Eastern Textile Ltd.-GDR (Industrial
  Conglomerates) (Acquired 11/11/99; Cost
  $374,281)(b)(c)(d)(e)                             20,701        121,101
-------------------------------------------------------------------------
Far Eastern Textile Ltd.-GDR (Industrial
  Conglomerates)                                    34,464        201,614
-------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)              471,000      1,743,153
-------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                        385,659      3,204,824
=========================================================================
                                                                5,270,692
=========================================================================

THAILAND-0.01%

Siam Commercial Bank PCL (Diversified Banks)        32,800         37,059
=========================================================================

UNITED KINGDOM-17.30%

Aviva PLC (Multi-line Insurance)                   242,020      2,505,484
-------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                       619,800      2,531,606
-------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                  209,000      2,186,464
-------------------------------------------------------------------------
GUS PLC (Catalog Retail)                           188,910      2,906,008
-------------------------------------------------------------------------
ICAP PLC (Investment Banking & Brokerage)          331,000      1,638,042
-------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)               232,220      5,019,313
-------------------------------------------------------------------------
mm02 PLC (Wireless Telecommunication
  Services)(d)                                   1,414,600      2,387,128
-------------------------------------------------------------------------
Morrison (William) Supermarkets PLC (Food
  Retail)                                          674,675      2,844,740
-------------------------------------------------------------------------
Next PLC (Department Stores)                       180,350      4,669,273
-------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)         203,650      5,783,830
-------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Diversified
  Banks)                                            51,900      1,499,499
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Smith & Nephew PLC (Health Care Supplies)          544,075   $  5,874,997
-------------------------------------------------------------------------
Tesco PLC (Food Retail)                            906,421      4,390,842
-------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)        39,000        974,234
-------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                    2,162,860      4,751,642
-------------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)              137,200      1,734,871
-------------------------------------------------------------------------
William Hill PLC (Casinos & Gaming)                235,180      2,370,491
=========================================================================
                                                               54,068,464
=========================================================================

UNITED STATES OF AMERICA-0.92%

Autoliv, Inc.-SDR (Auto Parts & Equipment)          68,900      2,883,670
=========================================================================
    Total Stocks & Other Equity Interests
      (Cost $217,044,517)                                     292,437,821
=========================================================================

                                                PRINCIPAL
                                                 AMOUNT

BONDS & NOTES-0.00%

INDIA-0.00%

Hindustan Lever Ltd. (Household Products),
  Sec. Deb., 9.00%, 01/01/05 (Cost
  $0)(f)(g)       INR                              187,000            249
=========================================================================

                                                 SHARES

MONEY MARKET FUNDS-4.62%

Liquid Assets Portfolio-Institutional
  Class(h)                                       7,223,488      7,223,488
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(h)      7,223,488      7,223,488
=========================================================================
    Total Money Market Funds (Cost
      $14,446,976)                                             14,446,976
=========================================================================
TOTAL INVESTMENTS-98.17% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $231,491,493)                 306,885,046
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-14.38%

Liquid Assets Portfolio-Institutional
  Class(h)(i)                                   22,484,570     22,484,570
=========================================================================
STIC Prime Portfolio-Institutional
  Class(h)(i)                                   22,484,569     22,484,569
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $44,969,139)                                       44,969,139
=========================================================================
TOTAL INVESTMENTS-112.55% (Cost
  $276,460,632)(j)                                            351,854,185
=========================================================================
OTHER ASSETS LESS LIABILITIES-(12.55%)                        (39,240,435)
=========================================================================
NET ASSETS-100.00%                                           $312,613,750
_________________________________________________________________________
=========================================================================

                       AIM V.I. INTERNATIONAL GROWTH FUND

Investment Abbreviations:

ADR   - American Depositary Receipt
Deb.  - Debentures
GDR   - Global Depositary Receipt
INR   - Indian Rupee
SDR   - Swedish Depositary Receipt
Sec.  - Secured

Notes to Schedule of Investments:

(a) All or a portion of this security has been pledged as collateral for security lending transactions at June 30, 2004.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2004 was $7,255,982, which represented 2.32% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Non-income producing security.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at June 30, 2004 was $746,921, which represented 0.21% of the Fund's total investments. See Note 1A.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at June 30, 2004 was $746,921, which represented 0.24% of the Fund's net assets.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) Hindustan Lever Ltd. security was acquired through a corporate action.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 6.
(j) Companhia Vale Do Rio Doce security was received through a Corporate action with no cost basis and has no market value.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND



                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $217,044,517)*                                 $292,438,070
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $59,416,115)                               59,416,115
=============================================================
     Total investments (cost $276,460,632)        351,854,185
=============================================================
Foreign currencies, at value (cost $4,571,022)      4,538,339
-------------------------------------------------------------
Receivables for:
  Investments sold                                    661,834
-------------------------------------------------------------
  Fund shares sold                                    267,372
-------------------------------------------------------------
  Dividends and interest                              601,368
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     55,784
-------------------------------------------------------------
Other assets                                            8,670
=============================================================
     Total assets                                 357,987,552
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                                16,726
-------------------------------------------------------------
  Fund shares reacquired                              164,369
-------------------------------------------------------------
  Deferred compensation and retirement plans           68,599
-------------------------------------------------------------
  Collateral upon return of securities loaned      44,969,139
-------------------------------------------------------------
Accrued administrative services fees                  123,227
-------------------------------------------------------------
Accrued distribution fees -- Series II                  7,540
-------------------------------------------------------------
Accrued transfer agent fees                               150
-------------------------------------------------------------
Accrued operating expenses                             24,052
=============================================================
     Total liabilities                             45,373,802
=============================================================
Net assets applicable to shares outstanding      $312,613,750
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $328,916,963
-------------------------------------------------------------
  Undistributed net investment income               4,325,783
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
     investment securities and foreign
     currencies                                   (96,007,017)
-------------------------------------------------------------
  Unrealized appreciation of investment
     securities and foreign currencies             75,378,021
=============================================================
                                                 $312,613,750
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $300,220,359
_____________________________________________________________
=============================================================
Series II                                        $ 12,393,391
_____________________________________________________________
=============================================================



SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           17,620,685
_____________________________________________________________
=============================================================
Series II                                             731,612
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      17.04
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      16.94
_____________________________________________________________
=============================================================

* At June 30, 2004, securities with an aggregate market value of $42,949,400 were on loan to brokers.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $531,738)                                      $ 3,932,967
------------------------------------------------------------
Dividends from affiliated money market funds**        81,614
------------------------------------------------------------
Interest                                               4,004
============================================================
     Total investment income                       4,018,585
============================================================

EXPENSES:

Advisory fees                                      1,141,852
------------------------------------------------------------
Administrative services fees                         358,904
------------------------------------------------------------
Custodian fees                                       144,624
------------------------------------------------------------
Distribution fees -- Series II                        14,772
------------------------------------------------------------
Transfer agent fees                                   13,662
------------------------------------------------------------
Trustees' fees                                         6,983
------------------------------------------------------------
Other                                                 72,081
============================================================
  Total expenses                                   1,752,878
============================================================
Less: Fees waived                                       (849)
------------------------------------------------------------
     Net expenses                                  1,752,029
============================================================
Net investment income                              2,266,556
============================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           12,140,367
------------------------------------------------------------
  Foreign currencies                                (320,946)
============================================================
                                                  11,819,421
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            4,682,983
------------------------------------------------------------
  Foreign currencies                                 (40,114)
============================================================
                                                   4,642,869
============================================================
Net gain from investment securities and foreign
  currencies                                      16,462,290
============================================================
Net increase in net assets resulting from
  operations                                     $18,728,846
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  2,266,556    $  1,806,987
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            11,819,421      12,983,426
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            4,642,869      56,960,379
==========================================================================================
    Net increase in net assets resulting from operations        18,728,846      71,750,792
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                              --      (1,397,568)
------------------------------------------------------------------------------------------
  Series II                                                             --         (32,274)
==========================================================================================
  Decrease in net assets resulting from distributions                   --      (1,429,842)
------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                      (8,485,253)    (22,955,937)
------------------------------------------------------------------------------------------
  Series II                                                        718,555       1,955,740
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (7,766,698)    (21,000,197)
==========================================================================================
    Net increase in net assets                                  10,962,148      49,320,753
==========================================================================================

NET ASSETS:

  Beginning of period                                          301,651,602     252,330,849
==========================================================================================
  End of period (including undistributed net investment
    income of $4,325,783 and $2,059,227 for 2004 and 2003,
    respectively)                                             $312,613,750    $301,651,602
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. International Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent

                       AIM V.I. INTERNATIONAL GROWTH FUND
     pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign

                       AIM V.I. INTERNATIONAL GROWTH FUND
     withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended June 30, 2004, AIM waived fees of $849.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $358,904 for such services, of which AIM retained $40,448 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $13,730 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $14,772.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                            UNREALIZED
                       MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                     12/31/03         AT COST         FROM SALES      (DEPRECIATION)      06/30/04       INCOME     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class                $ 3,403,797     $ 29,214,649     $ (25,394,958)        $   --        $ 7,223,488     $15,874       $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                  3,403,797       29,214,649       (25,394,958)            --          7,223,488      15,184           --
===================================================================================================================================
  Subtotal             $ 6,807,594     $ 58,429,298     $ (50,789,916)        $   --        $14,446,976     $31,058       $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                            UNREALIZED
                       MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                     12/31/03         AT COST         FROM SALES      (DEPRECIATION)      06/30/04      INCOME*     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class                $13,119,765     $ 61,641,035     $ (52,276,230)        $   --        $22,484,570     $25,840       $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                 13,119,764       61,641,035       (52,276,230)            --         22,484,569      24,716           --
===================================================================================================================================
  Subtotal             $26,239,529     $123,282,070     $(104,552,460)        $   --        $44,969,139     $50,556       $   --
===================================================================================================================================
    Total              $33,047,123     $181,711,368     $(155,342,376)        $   --        $59,416,115     $81,614       $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $133,905.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,400 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the

                       AIM V.I. INTERNATIONAL GROWTH FUND
additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2004, securities with an aggregate value of $42,949,400 were on loan to brokers. The loans were secured by cash collateral of $44,969,139 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $50,556 for securities lending transactions.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2005                                               $  1,015,513
-----------------------------------------------------------------------------
December 31, 2006                                                    342,962
-----------------------------------------------------------------------------
December 31, 2007                                                  1,051,669
-----------------------------------------------------------------------------
December 31, 2009                                                 58,166,120
-----------------------------------------------------------------------------
December 31, 2010                                                 45,889,261
=============================================================================
Total capital loss carryforward                                 $106,465,525
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $75,403,062 and $94,651,148, respectively.

                UNREALIZED APPRECIATION (DEPRECIATION) OF
                  INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities    $78,720,723
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (4,663,911)
=========================================================================
Net unrealized appreciation of investment securities          $74,056,812
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $277,797,373.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 9--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                       JUNE 30,                     DECEMBER 31,
                                                                         2004                           2003
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,866,207    $ 31,318,419     28,817,915    $ 368,653,132
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      274,517       4,584,696     25,266,333      310,191,013
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --              --         90,455        1,397,568
------------------------------------------------------------------------------------------------------------------------
  Series II                                                           --              --          2,098           32,274
========================================================================================================================
Reacquired:
  Series I                                                    (2,369,440)    (39,803,672)   (30,602,695)    (393,006,637)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (230,093)     (3,866,141)   (24,962,888)    (308,267,547)
========================================================================================================================
                                                                (458,809)   $ (7,766,698)    (1,388,782)     (21,000,197)
________________________________________________________________________________________________________________________
========================================================================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                SERIES I
                                        -----------------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED                                  YEAR ENDED DECEMBER 31,
                                        JUNE 30,         ------------------------------------------------------------------------
                                          2004             2003             2002            2001            2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $  16.04        $  12.49         $  14.91        $  20.12        $  29.29       $  19.62
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.13            0.09(a)          0.06(a)         0.08(a)         0.18           0.08(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.87            3.54            (2.40)          (4.83)          (7.88)         10.59
=================================================================================================================================
    Total from investment operations         1.00            3.63            (2.34)          (4.75)          (7.70)         10.67
=================================================================================================================================
Less distributions:
  Dividends from net investment income         --           (0.08)           (0.08)          (0.05)          (0.06)         (0.19)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                      --              --               --           (0.41)          (1.41)         (0.81)
=================================================================================================================================
    Total distributions                        --           (0.08)           (0.08)          (0.46)          (1.47)         (1.00)
=================================================================================================================================
Net asset value, end of period           $  17.04        $  16.04         $  12.49        $  14.91        $  20.12       $  29.29
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                              6.23%          29.06%          (15.67)%        (23.53)%        (26.40)%        55.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $300,220        $290,680         $247,580        $347,528        $437,336       $454,060
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                     1.13%(c)        1.10%            1.09%           1.05%           1.02%          0.97%
=================================================================================================================================
Ratio of net investment income to
  average net assets                         1.48%(c)        0.69%            0.41%           0.46%           0.83%          0.38%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                     25%             79%              71%            109%             88%            97%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $298,296,087.
(d)  Not annualized for periods less than one year.

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                                           SERIES II
                                                              -------------------------------------------------------------------
                                                                                                               SEPTEMBER 19, 2001
                                                              SIX MONTHS               YEAR ENDED                 (DATE SALES
                                                                ENDED                 DECEMBER 31,               COMMENCED) TO
                                                               JUNE 30,          ----------------------           DECEMBER 31,
                                                                 2004             2003           2002                 2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 15.97           $ 12.45        $ 14.90              $14.42
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.09              0.06(a)        0.03(a)             0.01(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.88              3.51          (2.40)               0.93
=================================================================================================================================
    Total from investment operations                              0.97              3.57          (2.37)               0.94
=================================================================================================================================
Less distributions:
  Dividends from net investment income                              --             (0.05)         (0.08)              (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --                --             --               (0.41)
=================================================================================================================================
    Total distributions                                             --             (0.05)         (0.08)              (0.46)
=================================================================================================================================
Net asset value, end of period                                 $ 16.94           $ 15.97        $ 12.45              $14.90
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   6.07%            28.68%        (15.89)%              6.63%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $12,393           $10,972        $ 4,751              $  374
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           1.38%(c)          1.35%          1.31%(d)            1.30%(e)
=================================================================================================================================
Ratio of net investment income to average net assets              1.23%(c)          0.44%          0.19%               0.22%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                          25%               79%            71%                109%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $11,882,798.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.34%
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

                       AIM V.I. INTERNATIONAL GROWTH FUND

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and

                       AIM V.I. INTERNATIONAL GROWTH FUND
former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                       AIM V.I. INTERNATIONAL GROWTH FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. International Growth Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                     WITHHOLDING
      TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  485,251,764      20,583,220
      Frank S. Bayley.............................................  485,193,740      20,641,244
      James T. Bunch..............................................  485,846,832      19,958,152
      Bruce L. Crockett...........................................  485,356,560      20,478,424
      Albert R. Dowden............................................  485,381,238      20,453,746
      Edward K. Dunn, Jr. ........................................  484,642,618      21,192,366
      Jack M. Fields..............................................  485,417,523      20,417,461
      Carl Frischling.............................................  484,781,819      21,053,165
      Robert H. Graham............................................  485,247,575      20,587,409
      Gerald J. Lewis.............................................  484,388,317      21,446,667
      Prema Mathai-Davis..........................................  484,212,736      21,622,248
      Lewis F. Pennock............................................  485,257,174      20,577,810
      Ruth H. Quigley.............................................  483,391,857      22,443,127
      Louis S. Sklar..............................................  484,592,297      21,242,687
      Larry Soll, Ph.D. ..........................................  484,654,198      21,180,786
      Mark H. Williamson..........................................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                       AIM V.I. INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                  Vice President                                Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                    Vice President                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                  AIM V.I. LARGE CAP GROWTH FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                                 AIM V.I. LARGE CAP GROWTH FUND seeks to provide
                                                    long-term growth of capital.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                    AIM V.I. LARGE CAP GROWTH FUND

STOCK SELECTION BOOSTED                                                                   growing by single digits in January,
PERFORMANCE IN 'TRENDLESS MARKET'                                                         February, May and June, but declining by
                                                                                          single digits in March and April. For the
For the six-month period ended June 30,     the hike, "the stance of monetary policy      reporting period, the strongest-performing
2004, AIM V.I. Large Cap Growth Fund's      remains accommodative" and that "with         sector was energy, followed by industrials
Series I shares returned 4.95%,             underlying inflation still expected to        and consumer staples. The
excluding product issuer charges. (Had      be relatively low, the [Fed] believes         weakest-performing sector was information
the effects of product issuer charges       that policy accommodation can be removed      technology, followed by materials and
been included, the return would be          at a pace that is likely to be                consumer discretionary.
lower.) The returns for Series II shares    measured."
and benchmark indexes are shown in the                                                    YOUR FUND
table below.                                   Gross domestic product, the broadest
                                            measure of economic activity, expanded        Despite apparent economic growth and
   The fund outperformed the S&P 500        at an annualized rate of 4.5% in the          healthy corporate earnings, the
Index, the Russell 1000 Growth Index and    first quarter of 2004 and 3.0% (advance       political events around the world, as
the Lipper Large-Cap Growth Fund Index,     estimate) during the second quarter.          well as oil supply worries, gasoline
which returned 3.44%, 2.74% and 2.18%,      What had been a "jobless recovery"            prices and mixed economic reports in the
respectively. The fund benefited from       produced more than 1.2 million new jobs       U.S., have contributed to continued
the stocks that it owned in several         from January through June, according to       volatility in the markets. Stock price
sectors. The fund's holdings in the         the U.S. Department of Labor. An              fluctuation across sectors and
health care, industrials and consumer       improved job market likely contributed        capitalization sizes, as well as minimal
discretionary sectors contributed to its    to rising consumer confidence, which          net gains in various equity indexes over
outperformance.                             reached a two-year high in June,              the period, resulted in what we call a
                                            according to the Conference Board.            trendless market. Such a market demanded
MARKET CONDITIONS                                                                         extremely careful stock selection, as
                                               In its mid-June Beige Book report,         has been our process.
As the reporting period closed, the U.S.    the Fed said that economic activity in
Federal Reserve (the Fed) voted to raise    April and May continued to expand                The fund's sector weightings are a
the federal funds target rate by 25         nationwide, with manufacturing                direct result of our stock-by-stock
basis points (0.25%)--its first rate        continuing to increase in most                selection process. That process led us
increase in four years and a move much      districts and retail sales remaining          to decrease the fund's holdings in
anticipated by the markets. The Fed's       even or rising in most areas.                 information technology and increase its
decision came amid signs that the           Residential real estate markets               holdings in health care and industrials.
economy was strengthening and inflation,    remained strong, and in a few areas,          At the end of the reporting period, the
while still relatively tame, had risen      commercial real estate markets                fund's portfolio was comprised of
in recent months. In its announcement,      stabilized or even strengthened, the          approximately 23% information
the Fed said that despite                   Fed reported.                                 technology, 22% consumer discretionary,
                                                                                          22% health
                                               The S&P 500 Index advanced only
                                            slightly during the reporting period,

===================================================================================================================================
TOP 10 EQUITY HOLDINGS                      TOP 10 INDUSTRIES                             FUND VS. INDEXES
-----------------------------------------------------------------------------------------------------------------------------------
 1. UnitedHealth Group Inc.         4.4%     1. Health Care Equipment            9.7%     Total returns 12/31/03-6/30/04,
 2. Cisco Systems, Inc.             4.2      2. Communications Equipment         9.0      excluding product issuer charges.
 3. Cendant Corp.                   3.2      3. Diversified Commercial Services  6.2      If product issuer charges were
 4. Apollo Group, Inc.-Class A      3.0      4. Personal Products                5.3      included, returns would be lower.
 5. Zimmer Holdings, Inc.           3.0      5. Systems Software                 5.1
 6. Gillette Co. (The)              2.9      6. Managed Health Care              4.4      Series I Shares                     4.95%
 7. 3M Co.                          2.4      7. Restaurants                      4.0      Series II Shares                    4.86
 8. Yahoo! Inc.                     2.3      8. Soft Drinks                      3.7      S&P 500 Index (Broad Market Index)  3.44
 9. International Game Technology   2.2      9. Industrial Conglomerates         3.7      Russell 1000 Growth Index
10. Gap, Inc. (The)                 2.2     10. Apparel Retail                   2.7      (Style-specific Index)              2.74
                                                                                          Lipper Large-Cap Growth Fund Index
                                                                                          (Peer Group Index)                  2.18

                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS              74
                                                                                          TOTAL NET ASSETS           $1.14 MILLION
===================================================================================================================================

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                AIM V.I. LARGE CAP GROWTH FUND

care, 16% industrials and 12% consumer      AVERAGE ANNUAL TOTAL RETURNS                  information required to be provided by
staples stocks.                             ----------------------------------            non-U.S. companies. The fund may invest
                                            As of 6/30/04                                 up to 25% of its assets in the
   Apollo Group and Yahoo! were two of                                                    securities of non- U.S. issuers.
the stocks that contributed strongly to     SERIES I SHARES
fund performance over the period. Apollo    Inception (8/29/03)        14.57%             ABOUT INDEXES USED IN THIS REPORT
Group is a for-profit education company
which operates adult learning centers       SERIES II SHARES                              The unmanaged Standard & Poor's
under the name The University of            Inception (8/29/03)        14.41%             Composite Index of 500 Stocks (the S&P
Phoenix, which is now the largest                                                         500--Registered Trademark-- Index) is an
private university in the United States.    PERFORMANCE INFORMATION                       index of common stocks frequently used
Greater enrollment boosted the company's                                                  as a general measure of U.S. stock
revenues, and in its quarterly earnings     The Series I and Series II shares invest      market performance.
release in March, Apollo Group announced    in the same portfolio of securities and
a 32% increase in earnings over the same    will have substantially similar                  The unmanaged Russell 1000
quarter of the previous year. Benefiting    performance, except to the extent that        --Registered Trademark-- Growth Index is
from an improving economy and higher        expenses borne by each class differ.          a subset of the unmanaged Russell 1000
advertising revenue, the number one                                                       Index, which represents the performance
Internet site and service provider             The performance data quoted represent      of the stocks of large-capitalization
Yahoo! announced $101 million in net        past performance and cannot guarantee         companies; the Growth subset measures
earnings for the first quarter of 2004,     comparable future results; current            the performance of Russell 1000
a 75% increase over the same quarter of     performance may be lower or higher.           companies with higher price/book ratios
2003.                                       Please see your financial advisor for         and higher forecasted growth values.
                                            the most recent month-end performance.
   Two information technology stocks,       Performance figures reflect fund                 The unmanaged Lipper Large-Cap Growth
VERITAS and Texas Instruments, detracted    expenses, reinvested distributions and        Fund Index represents an average of the
from fund performance. VERITAS is a         changes in net asset value. Investment        performance of the 30 largest
leader in the development of data           return and principal value will               large-capitalization growth funds
management software, but in March,          fluctuate so that you may have a gain or      tracked by Lipper, Inc., an independent
concerns about its accounting practices     loss when you sell shares.                    mutual fund performance monitor.
were sparked by its announcement that it
would later restate financial statements       AIM V.I. Large Cap Growth Fund, a             The fund is not managed to track the
for the two years prior to 2003 and         series portfolio of AIM Variable              performance of any particular index,
adjust its earnings report for 2003. In     Insurance Funds, is offered through           including the indexes defined here, and
April, semiconductor maker Texas            insurance company separate accounts to        consequently, the performance of the
Instruments reported a decrease in cash     fund variable annuity contracts and           fund may deviate significantly from the
flow from the previous quarter because      variable life insurance policies, and         performance of the indexes.
of increased receivables and inventory.     through certain pension or retirement
Subsequently, one of its major customers    plans. Performance figures given                 A direct investment cannot be made in
announced a decrease in first-quarter       represent the fund and are not intended       an index. Unless otherwise indicated,
net sales. The fund no longer owns          to reflect actual variable product            index results include reinvested
either VERITAS or Texas Instruments.        values. They do not reflect sales             dividends, and they do not reflect sales
                                            charges, expenses and fees at the             charges. Performance of an index of
IN CLOSING                                  separate account level. Sales charges,        funds reflects fund expenses;
                                            expenses and fees, which are determined       performance of a market index does not.
Throughout the period, we remained          by the product issuers, will vary and
committed to the fund's stringent stock     will lower the total return.                  OTHER INFORMATION
selection process and sell discipline.
We believe our careful processes               Had the advisor not waived fees            The returns shown in the Management's
contributed to the fund's favorable         and/or reimbursed expenses, performance       Discussion of Fund Performance are based
comparative performance during a rather     would have been lower.                        on net asset values calculated for
flat period.                                                                              shareholder transactions. Generally
                                            PRINCIPAL RISKS OF INVESTING IN THE FUND      accepted accounting principles require
=====================================                                                     adjustments to be made to the net assets
      PORTFOLIO MANAGEMENT TEAM             The fund may invest a portion of its          of the fund at period end for financial
            AS OF 6/30/04                   assets in synthetic instruments, such as      reporting purposes, and as such, the net
   GEOFFREY V. KEELING, CO-MANAGER          warrants, futures, options, exchange          asset values for shareholder
     ROBERT L. SHOSS, CO-MANAGER            traded funds and American Depositary          transactions and the returns based on
ASSISTED BY THE LARGE CAP GROWTH TEAM       Receipts, the value of which may not          those net asset values may differ from
=====================================       correlate perfectly with the overall          the net asset values and returns
                                            securities market. Risks associated with      reported in the Financial Highlights.
                                            synthetic instruments may include             Additionally, the returns and net asset
                                            counter party risk and sensitivity to         values shown throughout this report are
                                            interest rate changes and market price        at the fund level only and do not
                                            fluctuations. See the prospectus for          include variable product issuer charges.
                                            more details.                                 If such charges were included, the total
                                                                                          returns would be lower.
                                               International investing presents
                                            certain risks not associated with                Industry classifications used in this
                                            investing solely in the United States.        report are generally according to the
                                            These include risks relating to               Global Industry Classification Standard,
                                            fluctuations in the value of the U.S.         which was developed by and is the
                                            dollar relative to the values of other        exclusive property and a service mark of
                                            currencies, the custody arrangements          Morgan Stanley Capital International
                                            made for the fund's foreign holdings,         Inc. and Standard & Poor's.
                                            differences in accounting, political
                                            risks and the lesser degree of public            The Conference Board is a
                                                                                          not-for-profit organization that
                                                                                          conducts research and publishes
                                                                                          information and analysis to help
                                                                                          businesses strengthen their performance.

                                                                                          A description of the policies and
                                                                                          procedures that the Fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, by calling
                                                                                          800-959-4246, or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                                               VILCG-SAR-1


SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)


                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
COMMON STOCKS-99.72%

AEROSPACE & DEFENSE-2.07%

Boeing Co. (The)                                 190    $    9,707
------------------------------------------------------------------
Rockwell Collins, Inc.                           200         6,664
------------------------------------------------------------------
United Technologies Corp.                         80         7,318
==================================================================
                                                            23,689
==================================================================

APPAREL RETAIL-2.74%

Gap, Inc. (The)                                1,030        24,977
------------------------------------------------------------------
Limited Brands(a)                                340         6,358
==================================================================
                                                            31,335
==================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.93%

Coach, Inc.(a)                                   490        22,143
==================================================================

APPLICATION SOFTWARE-0.66%

Amdocs Ltd. (United Kingdom)(a)                  320         7,498
==================================================================

BIOTECHNOLOGY-1.77%

Genentech, Inc.(a)                               360        20,232
==================================================================

BUILDING PRODUCTS-1.39%

American Standard Cos. Inc.(a)                   210         8,465
------------------------------------------------------------------
Masco Corp.                                      240         7,483
==================================================================
                                                            15,948
==================================================================

CASINOS & GAMING-2.23%

International Game Technology                    660        25,476
==================================================================

COMMUNICATIONS EQUIPMENT-8.99%

Avaya Inc.(a)                                    780        12,316
------------------------------------------------------------------
Cisco Systems, Inc.(a)                         2,050        48,585
------------------------------------------------------------------
Motorola, Inc.                                 1,140        20,805
------------------------------------------------------------------
QUALCOMM Inc.                                    290        21,164
==================================================================
                                                           102,870
==================================================================

COMPUTER & ELECTRONICS RETAIL-0.50%

RadioShack Corp.                                 200         5,726
==================================================================

COMPUTER HARDWARE-2.16%

Dell Inc.(a)                                     690        24,716
==================================================================

COMPUTER STORAGE & PERIPHERALS-0.59%

Lexmark International, Inc.-Class A(a)            70         6,757
==================================================================

CONSUMER ELECTRONICS-1.51%

Harman International Industries, Inc.            190        17,290
==================================================================

CONSUMER FINANCE-1.21%

American Express Co.(a)                          130         6,679
------------------------------------------------------------------

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

CONSUMER FINANCE-(CONTINUED)

MBNA Corp.                                       280    $    7,221
==================================================================
                                                            13,900
==================================================================

DEPARTMENT STORES-2.71%

J.C. Penney Co., Inc.                            290        10,950
------------------------------------------------------------------
Nordstrom, Inc.                                  470        20,027
==================================================================
                                                            30,977
==================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.17%

Apollo Group, Inc.-Class A(a)                    390        34,433
------------------------------------------------------------------
Cendant Corp.                                  1,480        36,230
==================================================================
                                                            70,663
==================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.95%

Rockwell Automation, Inc.                        290        10,878
==================================================================

FOOTWEAR-1.13%

NIKE, Inc.-Class B                               170        12,877
==================================================================

HEALTH CARE EQUIPMENT-9.71%

Bard (C.R.), Inc.                                140         7,931
------------------------------------------------------------------
Becton, Dickinson & Co.                          240        12,432
------------------------------------------------------------------
St. Jude Medical, Inc.(a)                        200        15,130
------------------------------------------------------------------
Stryker Corp.                                    300        16,500
------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                  210        16,663
------------------------------------------------------------------
Waters Corp.(a)                                  170         8,123
------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                         390        34,398
==================================================================
                                                           111,177
==================================================================

HEALTH CARE SERVICES-2.43%

IMS Health Inc.                                  680        15,939
------------------------------------------------------------------
Quest Diagnostics Inc.                           140        11,893
==================================================================
                                                            27,832
==================================================================

HEALTH CARE SUPPLIES-1.92%

Alcon, Inc. (Switzerland)                        280        22,022
==================================================================

HOME IMPROVEMENT RETAIL-0.83%

Home Depot, Inc. (The)                           270         9,504
==================================================================

HOUSEHOLD PRODUCTS-1.52%

Procter & Gamble Co. (The)                       320        17,421
==================================================================

HOUSEWARES & SPECIALTIES-1.65%

Fortune Brands, Inc.                             250        18,858
==================================================================

HYPERMARKETS & SUPER CENTERS-0.57%

Costco Wholesale Corp.                           160         6,571
==================================================================

                         AIM V.I. LARGE CAP GROWTH FUND


                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-3.66%

3M Co.                                           300    $   27,003
------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                450        14,913
==================================================================
                                                            41,916
==================================================================

INDUSTRIAL MACHINERY-1.73%

Danaher Corp.                                    160         8,296
------------------------------------------------------------------
Illinois Tool Works Inc.                         120        11,507
==================================================================
                                                            19,803
==================================================================

INTERNET RETAIL-1.37%

eBay Inc.(a)                                     170        15,632
==================================================================

INTERNET SOFTWARE & SERVICES-2.29%

Yahoo! Inc.(a)                                   720        26,158
==================================================================

IT CONSULTING & OTHER SERVICES-1.37%

Accenture Ltd.-Class A (Bermuda)(a)              570        15,664
==================================================================

LIFE & HEALTH INSURANCE-0.61%

Torchmark Corp.                                  130         6,994
==================================================================

MANAGED HEALTH CARE-4.35%

UnitedHealth Group Inc.                          800        49,800
==================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.81%

Citigroup Inc.                                   200         9,300
==================================================================

PACKAGED FOODS & MEATS-0.64%

Tyson Foods, Inc.-Class A                        350         7,333
==================================================================

PERSONAL PRODUCTS-5.33%

Avon Products, Inc.(a)                           300        13,842
------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A             290        14,146
------------------------------------------------------------------
Gillette Co. (The)                               780        33,072
==================================================================
                                                            61,060
==================================================================

PHARMACEUTICALS-1.51%

Johnson & Johnson                                310        17,267
==================================================================

PROPERTY & CASUALTY INSURANCE-0.60%

Progressive Corp. (The)                           80         6,824
==================================================================

RESTAURANTS-4.03%

McDonald's Corp.(a)                              780        20,280
------------------------------------------------------------------

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

RESTAURANTS-(CONTINUED)

Starbucks Corp.(a)                               270    $   11,740
------------------------------------------------------------------
Yum! Brands, Inc.(a)                             380        14,144
==================================================================
                                                            46,164
==================================================================

SEMICONDUCTORS-1.80%

Altera Corp.(a)                                  370         8,221
------------------------------------------------------------------
Analog Devices, Inc.                             140         6,591
------------------------------------------------------------------
Intel Corp.                                      210         5,796
==================================================================
                                                            20,608
==================================================================

SOFT DRINKS-3.67%

Coca-Cola Enterprises Inc.                       360        10,436
------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The)                 380        11,605
------------------------------------------------------------------
PepsiCo, Inc.                                    370        19,936
==================================================================
                                                            41,977
==================================================================

SPECIALTY STORES-1.28%

Staples, Inc.                                    500        14,655
==================================================================

SYSTEMS SOFTWARE-5.14%

Adobe Systems Inc.                               210         9,765
------------------------------------------------------------------
Microsoft Corp.                                  610        17,422
------------------------------------------------------------------
Oracle Corp.(a)                                  560         6,681
------------------------------------------------------------------
Symantec Corp.(a)                                570        24,955
==================================================================
                                                            58,823
==================================================================

THRIFTS & MORTGAGE FINANCE-1.17%

Countrywide Financial Corp.                      100         7,025
------------------------------------------------------------------
Golden West Financial Corp.                       60         6,381
==================================================================
                                                            13,406
==================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.02%

Nextel Communications, Inc.-Class A(a)           440        11,730
==================================================================
    Total Common Stocks (Cost $986,804)                  1,141,474
==================================================================
TOTAL INVESTMENTS-99.72% (Cost $986,804)                 1,141,474
==================================================================
OTHER ASSETS LESS LIABILITIES-0.28%                          3,188
==================================================================
NET ASSETS-100.00%                                      $1,144,662
__________________________________________________________________
==================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost $986,804)      $1,141,474
------------------------------------------------------------
Cash                                                  23,618
------------------------------------------------------------
Receivables for:
  Investments sold                                     8,503
------------------------------------------------------------
  Dividends                                              213
------------------------------------------------------------
  Amount due from advisor                             13,588
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     1,701
------------------------------------------------------------
Other assets                                             690
============================================================
    Total assets                                   1,189,787
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                               24,713
------------------------------------------------------------
  Deferred compensation and retirement plans           1,701
------------------------------------------------------------
Accrued distribution fees -- Series II                    87
------------------------------------------------------------
Accrued transfer agent fees                               56
------------------------------------------------------------
Accrued operating expenses                            18,568
============================================================
    Total liabilities                                 45,125
============================================================
Net assets applicable to shares outstanding       $1,144,662
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                     $  998,284
------------------------------------------------------------
Undistributed net investment income (loss)            (5,773)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                               (2,519)
------------------------------------------------------------
Unrealized appreciation of investment securities     154,670
============================================================
                                                  $1,144,662
____________________________________________________________
============================================================

NET ASSETS:

Series I                                          $  572,691
____________________________________________________________
============================================================
Series II                                         $  571,971
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                              50,075
____________________________________________________________
============================================================
Series II                                             50,050
____________________________________________________________
============================================================
Series I:
  Net asset value per share                       $    11.44
____________________________________________________________
============================================================
Series II:
  Net asset value per share                       $    11.43
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $68)  $  2,979
===========================================================

EXPENSES:

Advisory fees                                         4,158
-----------------------------------------------------------
Administrative services fees                         24,197
-----------------------------------------------------------
Custodian fees                                        6,117
-----------------------------------------------------------
Distribution fees -- Series II                          693
-----------------------------------------------------------
Transfer agent fees                                      38
-----------------------------------------------------------
Trustees' fees                                        4,736
-----------------------------------------------------------
Reports to shareholders                               6,160
-----------------------------------------------------------
Professional fees                                    12,281
-----------------------------------------------------------
Other                                                    18
===========================================================
    Total expenses                                   58,398
===========================================================
Less: Fees waived, expenses reimbursed and
  expense offset arrangement                        (50,777)
===========================================================
    Net expenses                                      7,621
===========================================================
Net investment income (loss)                         (4,642)
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities         10,223
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                              47,706
===========================================================
Net gain from investment securities                  57,929
===========================================================
Net increase in net assets resulting from
  operations                                       $ 53,287
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the period August 29, 2003 (date operations commenced) to December 31, 2003
(Unaudited)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2004            2003
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (4,642)     $   (2,867)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             10,223         (12,742)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    47,706         106,964
===========================================================================================
    Net increase in net assets resulting from operations          53,287          91,355
===========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                            --            (785)
-------------------------------------------------------------------------------------------
  Series II                                                           --            (520)
===========================================================================================
Decrease in net assets resulting from distributions                   --          (1,305)
===========================================================================================
Share transactions-net:
  Series I                                                            --         500,795
-------------------------------------------------------------------------------------------
  Series II                                                           --         500,530
===========================================================================================
    Net increase in net assets resulting from share
     transactions                                                     --       1,001,325
===========================================================================================
    Net increase in net assets                                    53,287       1,091,375
===========================================================================================

NET ASSETS:

Beginning of period                                            1,091,375              --
===========================================================================================
End of period (including undistributed net investment income
  (loss) of $(5,773) and $(1,131) for 2004 and 2003,
  respectively)                                               $1,144,662      $1,091,375
___________________________________________________________________________________________
===========================================================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may

                         AIM V.I. LARGE CAP GROWTH FUND
     be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, 0.70% of the next $1 billion, plus 0.625% of the Fund's average daily net assets in excess of $2 billion. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through December 31, 2004. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $4,158 and reimbursed expenses of $46,240.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $24,197 for such services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained no fees for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $416 after AIM Distributors waived plan fees of $277.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.
                         AIM V.I. LARGE CAP GROWTH FUND

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which results from periodic overnight cash balances at the custodian. For the six months ended June 30, 2004, the Fund received credits in custodian fees of $102 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $102.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,013 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                                   CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD*
----------------------------------------------------------------------------------
December 31, 2011                                                     $5,215
__________________________________________________________________________________
==================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

                         AIM V.I. LARGE CAP GROWTH FUND

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $654,278 and $628,338, respectively.

               UNREALIZED APPRECIATION (DEPRECIATION) OF
                  INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $162,901
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (8,525)
========================================================================
Net unrealized appreciation of investment securities            $154,376
________________________________________________________________________
========================================================================
Cost of investments for tax purposes is $987,098.


NOTE 8--SHARE INFORMATION

                                     CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------
                                                                                     AUGUST 29, 2003
                                                                                    (DATE OPERATIONS
                                                              SIX MONTHS ENDED        COMMENCED) TO
                                                                  JUNE 30,            DECEMBER 31,
                                                                    2004                  2003
                                                              ----------------    ---------------------
                                                              SHARES    AMOUNT    SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     --        $ --     50,001     $  500,010
-------------------------------------------------------------------------------------------------------
  Series II                                                    --          --     50,001        500,010
=======================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     --          --         74            785
-------------------------------------------------------------------------------------------------------
  Series II                                                    --          --         49            520
=======================================================================================================
                                                               --        $ --     100,125    $1,001,325
_______________________________________________________________________________________________________
=======================================================================================================

                         AIM V.I. LARGE CAP GROWTH FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          SERIES I
                                                              ---------------------------------
                                                                                  AUGUST 29,
                                                                                     2003
                                                              SIX MONTHS       (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                               JUNE 30,          DECEMBER 31,
                                                                 2004                2003
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.90              $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)              (0.03)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.58                0.95
===============================================================================================
    Total from investment operations                              0.54                0.92
===============================================================================================
Less distributions from net investment income                       --               (0.02)
===============================================================================================
Net asset value, end of period                                  $11.44              $10.90
_______________________________________________________________________________________________
===============================================================================================
Total return(a)                                                   4.95%               9.16%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  573              $  546
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     1.32%(b)            1.33%(c)
-----------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                 10.41%(b)           14.54%(c)
===============================================================================================
Ratio of net investment income (loss) to average net assets      (0.76)%(b)          (0.73)%(c)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(d)                                          58%                 37%
_______________________________________________________________________________________________
===============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are annualized and based on average net assets of $557,706.
(c)  Annualized
(d)  Not annualized for periods less than one year.

                         AIM V.I. LARGE CAP GROWTH FUND

                                                                          SERIES II
                                                              ---------------------------------
                                                                                  AUGUST 29,
                                                                                     2003
                                                              SIX MONTHS       (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                               JUNE 30,          DECEMBER 31,
                                                                 2004                2003
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.90              $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)              (0.03)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.58                0.94
===============================================================================================
    Total from investment operations                              0.53                0.91
===============================================================================================
Less distributions from net investment income                       --               (0.01)
===============================================================================================
Net asset value, end of period                                  $11.43              $10.90
_______________________________________________________________________________________________
===============================================================================================
Total return(a)                                                   4.86%               9.11%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  572              $  546
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     1.47%(b)            1.48%(c)
-----------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                 10.66%(b)           14.79%(c)
===============================================================================================
Ratio of net investment income (loss) to average net assets      (0.91)%(b)          (0.88)%(c)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(d)                                          58%                 37%
_______________________________________________________________________________________________
===============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)  Ratios are annualized and based on average daily net assets of $557,213.
(c)  Annualized
(d)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG
--------------------------------------

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from

                         AIM V.I. LARGE CAP GROWTH FUND
serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP
--------------------

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG
-----------------------------------

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM
-----------------------------------

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing
--------------------------------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery,

                         AIM V.I. LARGE CAP GROWTH FUND
including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing
-----------------------------------------------------------------

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees
-----------------------------------------------------------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds
---------------------------------------------------------------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
-----------------------------------------------------------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                         AIM V.I. LARGE CAP GROWTH FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Large Cap Growth Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                     WITHHOLDING
      TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  485,251,764      20,583,220
      Frank S. Bayley.............................................  485,193,740      20,641,244
      James T. Bunch..............................................  485,846,832      19,958,152
      Bruce L. Crockett...........................................  485,356,560      20,478,424
      Albert R. Dowden............................................  485,381,238      20,453,746
      Edward K. Dunn, Jr. ........................................  484,642,618      21,192,366
      Jack M. Fields..............................................  485,417,523      20,417,461
      Carl Frischling.............................................  484,781,819      21,053,165
      Robert H. Graham............................................  485,247,575      20,587,409
      Gerald J. Lewis.............................................  484,388,317      21,446,667
      Prema Mathai-Davis..........................................  484,212,736      21,622,248
      Lewis F. Pennock............................................  485,257,174      20,577,810
      Ruth H. Quigley.............................................  483,391,857      22,443,127
      Louis S. Sklar..............................................  484,592,297      21,242,687
      Larry Soll, Ph.D. ..........................................  484,654,198      21,180,786
      Mark H. Williamson..........................................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                         AIM V.I. LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                   Chairman and President                       Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                     Executive Vice President                     INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                   Senior Vice President, Secretary             Suite 100
Albert R. Dowden                   and Chief Legal Officer                      Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                   Vice President and Treasurer                 AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                    Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                   Vice President                               225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                 Vice President                               COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                   Vice President                               Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                     Vice President                               Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                         AIM V.I. LARGE CAP GROWTH FUND

                                               AIM V.I. MID CAP CORE EQUITY FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT
                              AIM V.I. MID CAP CORE EQUITY FUND seeks to provide
                                                    long-term growth of capital.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                        AIM V.I. MID CAP CORE EQUITY FUND

FUND FOCUSED ON ATTRACTIVELY
VALUED MID-CAP STOCKS

For the six months ended June 30, 2004,     MARKET CONDITIONS                             the weakest-performing sectors were
AIM V.I. Mid Cap Core Equity Fund,                                                        materials, information technology and
Series I shares, returned 8.13%,            As the reporting period closed, the U.S.      consumer discretionary.
excluding product issuer charges. (Had      Federal Reserve (the Fed) voted to
the effects of product issuer charges       increase the federal funds target rate           Mid-cap stocks generally outperformed
been included, the return would have        by 0.25%--its first rate increase in          large-cap stocks but underperformed
been lower.) Performance of Series II       four years and a move much anticipated        small-cap stocks. Mid-cap value stocks
shares and benchmark indexes is shown in    by markets. The Fed's decision came amid      were among the best-performing
the table below. The fund outperformed      signs that the economy was strengthening      stock-market categories, although their
the S&P 500 Index, the Russell Midcap       and inflation, while still relatively         performance lagged that of small-cap
Index and the Lipper Mid-Cap Core Fund      subdued, had risen in recent months.          value stocks. Mid-cap growth stocks also
Index, which returned 3.44%, 6.67% and                                                    performed well, but not as well as
5.51%, respectively, over the same             Gross domestic product, the broadest       mid-cap value stocks.
period.                                     measure of economic activity, expanded
                                            at an annualized rate of 4.5% in the          YOUR FUND
   Mid-cap stocks generally outperformed    first quarter of 2004 and 3.0% during
large-cap stocks, helping the fund          the second quarter. What had been a           Strong performance in the fund came from
outpace the large-cap oriented S&P 500      "jobless recovery" produced more than         holdings in a variety of sectors with
Index. The portfolio was overweight in      1.2 million new jobs from January             the most significant contributors coming
energy--the best-performing market          through June, according to the U.S.           from energy, industrials and health
sector during the reporting period--in      Department of Labor. An improved job          care. This is generally consistent with
comparison to the Russell Midcap Index,     market likely contributed to rising           the sectors that drove overall market
enabling the fund to outperform that        consumer confidence, which reached a          performance, yet our specific holdings
benchmark. We believe the fund              two-year high in June, according to the       in all three of these areas outperformed
outperformed the Lipper Mid-Cap Core        Conference Board.                             their benchmark counterparts.
Fund Index because of the portfolio's
focus on the reasonably priced growth          Corporate profits showed strength.            Within health care, Waters Corp.
stocks of companies with sound              According to Bloomberg, more than 85% of      performed up to analysts' expectations.
fundamentals, which were in favor during    S&P 500 Index firms reporting                 The manufacturer of research and
the reporting period. The fund's            first-quarter 2004 earnings met or            development hardware for biotechnology
relatively large cash position also         exceeded expectations.                        and pharmaceutical companies continued
helped protect the fund in April, when                                                    to deliver financial results indicative
the Lipper Mid-Cap Core Fund Index and         For the reporting period, the              of the characteristics that initially
other equity benchmarks sustained           strongest-performing sectors of the S&P       made us take notice of the company. In
losses.                                     500 Index were energy, industrials and        making our investment in Waters some
                                            consumer staples while                        time ago, we believed we were purchasing
                                                                                          an interest in a company with dominant
                                                                                          market

====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                     TOP 10 INDUSTRIES*                            FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. International Flavors &                  1. Regional Banks                6.3%        Total returns 12/31/03-6/30/04,
    Fragrances Inc.               2.3%       2. Industrial Machinery          4.8         excluding product issuer charges. If
 2. Dover Corp.                   2.1        3. Specialty Chemicals           4.3         product issuer charges were included,
 3. Ceridian Corp.                1.8        4. Data Processing & Outsourced              returns would be lower.
 4. Mohawk Industries, Inc.       1.8           Services                      4.0
 5. Wisconsin Energy Corp.        1.8        5. Oil & Gas Exploration &                   Series I Shares                    8.13%
 6. V.F. Corp.                    1.8           Production                    3.1         Series II Shares                   7.99
 7. Computer Associates                      6. Electronic Equipment                      S&P 500 Index (Broad Market
    International, Inc.           1.7           Manufacturers                 3.1         Index)                             3.44
 8. Republic Services Inc.        1.7        7. Electric Utilities            2.8         Russell Midcap Index
 9. Campbell Soup Co.             1.7        8. Packaged Foods & Meats        2.7         (Style-specific Index)             6.67
10. Kroger Co. (The)              1.6        9. Health Care Services          2.5         Lipper Mid-Cap Core Fund Index
                                            10. Leisure Products              2.5         (Peer Group Index)                 5.51

                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS*            76
                                                                                          TOTAL NET ASSETS         $417.4 MILLION
====================================================================================================================================

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                   AIM V.I. MID CAP CORE EQUITY FUND

share and an experienced management team    adjusted performance as a means to            involves risks not associated with
with a history of making highly             provide a balance to their more               investing in more established companies,
disciplined capital allocation decisions    aggressive equity investments.                including business risk, significant
to the benefit of their shareholders.       Consistent with this approach, at the         stock price fluctuations and
                                            close of the period, the fund was             illiquidity.
   While these characteristics were         primarily invested in what we viewed as
tangible and robust, we believed the        reasonably valued mid-cap companies with         International investing presents
market at that time was focused on          strong balance sheets, high or                certain risks not associated with
short-term weakness in the research and     increasing returns on invested capital,       investing solely in the United States.
development cycles of some of the           and management that allocates capital to      These include risks relating to
company's clients. As a result, we          the benefit of shareholders.                  fluctuations in the value of the U.S.
believed we were able to make an                                                          dollar relative to the values of other
investment in a company with all of the     ========================================      currencies, the custody arrangements
quality characteristics we look for, at             PORTFOLIO MANAGEMENT TEAM             made for the fund's foreign holdings,
a price we viewed as not reflective of                    AS OF 6/30/04                   differences in accounting, political
its long-term potential.                                 RONALD S. SLOAN                  risks and the lesser degree of public
                                                                                          information required to be provided by
   We therefore believe the performance     ASSISTED BY THE MID/LARGE CAP CORE TEAM       non-U.S. companies. The fund may invest
of Waters during the period is evidence     ========================================      up to 25% of its assets in the
of the opportunity that can be available                                                  securities of non-U.S. issuers.
to fundamental investors when temporary     AVERAGE ANNUAL TOTAL RETURNS
issues affect inherently good companies.    ----------------------------------------      ABOUT INDEXES USED IN THIS REPORT
                                            As of 6/30/04
   Detracting from fund performance was                                                   The unmanaged Standard & Poor's
Family Dollar, a discount store chain.      SERIES I SHARES                               Composite Index of 500 Stocks (the S&P
We believe Family Dollar's stock            Inception (9/10/01)        10.23%             500--Registered Trademark-- Index) is an
declined because of concerns about its       1 Year                    23.53              index of common stocks frequently used
ability to expand and maintain                                                            as a general measure of U.S. stock
profitability. We continued to hold the     SERIES II SHARES                              market performance.
stock in the portfolio because we           Inception (9/10/01)        10.00%
believe the company is well managed and      1 Year                    23.33                 The unmanaged Lipper Mid-Cap Core
is in an expanding industry.                                                              Fund Index represents an average of the
                                            PERFORMANCE INFORMATION                       performance of the 30 largest
   Due to our long-term focus, we                                                         mid-capitalization core funds tracked by
usually do not make significant changes     The Series I and Series II shares invest      Lipper, Inc., an independent mutual fund
to the portfolio over short-term time       in the same portfolio of securities and       performance monitor.
frames such as six months. As such,         will have substantially similar
there were few adjustments of note to       performance, except to the extent that           The unmanaged Russell
the portfolio during the period, and we     expenses borne by each class differ.          Midcap--Registered Trademark-- Index
did not materially change the fund's                                                      represents the performance of the stocks
positioning. That being said, we added         The performance data quoted represent      of domestic mid-capitalization
to the fund's consumer staples and          past performance and cannot guarantee         companies.
financials holdings while somewhat          comparable future results; current
reducing the fund's energy, industrials     performance may be lower or higher.              The fund is not managed to track the
and information technology holdings. At     Please see your financial advisor for         performance of any particular index,
the close of the reporting period, the      the most recent month-end performance.        including the indexes defined here, and
fund's largest sector weightings were       Performance figures reflect fund              consequently, the performance of the
information technology, industrials and     expenses, reinvested distributions and        fund may deviate significantly from the
consumer discretionary.                     changes in net asset value. Investment        performance of the indexes.
                                            return and principal value will
IN CLOSING                                  fluctuate so that you may have a gain or         A direct investment cannot be made in
                                            loss when you sell shares.                    an index. Unless otherwise indicated,
While we were pleased to have provided                                                    index results include reinvested
positive total return to shareholders          AIM V.I. Mid Cap Core Equity Fund, a       dividends, and they do not reflect sales
and to outperform our benchmarks during     series portfolio of AIM Variable              charges. Performance of an index of
the reporting period, we continue to        Insurance Funds, is offered through           funds reflects fund expenses;
encourage shareholders to avoid focusing    insurance company separate accounts to        performance of a market index does not.
on short-term performance. Our goal is      fund variable annuity contracts and
to provide shareholders with reliable       variable life insurance policies, and         OTHER INFORMATION
long-term, risk-                            through certain pension or retirement
                                            plans. Performance figures given              The returns shown in the Management's
                                            represent the fund and are not intended       Discussion of Fund Performance are based
                                            to reflect actual variable product            on net asset values calculated for
                                            values. They do not reflect sales             shareholder transactions. Generally
                                            charges, expenses and fees at the             accepted accounting principles require
                                            separate account level. Sales charges,        adjustments to be made to the net assets
                                            expenses and fees, which are determined       of the fund at period end for financial
                                            by the product issuers, will vary and         reporting purposes, and as such, the net
                                            will lower the total return.                  asset value for shareholder transactions
                                                                                          and the returns based on those net asset
                                            PRINCIPAL RISKS OF INVESTING IN THE FUND      values may differ from the net asset
                                                                                          values and returns reported in the
                                            Investing in small and mid-size               Financial Highlights. Additionally, the
                                            companies                                     returns and net asset values shown
                                                                                          throughout this report are at the fund
                                                                                          level only and do not include variable
                                                                                          product issuer charges. If such charges
                                                                                          were included, the total returns would
                                                                                          be lower.

                                                                                             Industry classifications used in this
                                                                                          report are generally according to the
                                                                                          Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.

                                                                                             Bloomberg, Inc. is a well-known
                                                                                          independent financial research firm.

                                                                                             The Conference Board is a
                                                                                          not-for-profit organization that
                                                                                          conducts research and publishes
                                                                                          information and analysis to help
                                                                                          businesses strengthen their performance.

                                                                                          A description of the policies and
                                                                                          procedures that the fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, from our
                                                                                          Client Services department at
                                                                                          800-959-4246 or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                                                        VIMCCE-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTEREST-84.16%

ADVERTISING-1.12%

Valassis Communications, Inc.(a)                  153,300   $  4,671,051
========================================================================

AEROSPACE & DEFENSE-1.37%

L-3 Communications Holdings, Inc.                  85,400      5,704,720
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.78%

V. F. Corp.                                       152,600      7,431,620
========================================================================

APPLICATION SOFTWARE-0.92%

Fair Issac Corp.                                  114,500      3,822,010
========================================================================

BREWERS-1.28%

Heineken N.V. (Netherlands)                       162,422      5,349,969
========================================================================

COMMUNICATIONS EQUIPMENT-0.94%

Emulex Corp.(a)                                   275,000      3,935,250
========================================================================

COMPUTER HARDWARE-0.99%

Diebold, Inc.                                      77,900      4,118,573
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.99%

Affiliated Computer Services, Inc.-Class A(a)      67,000      3,546,980
------------------------------------------------------------------------
Ceridian Corp.(a)                                 339,500      7,638,750
------------------------------------------------------------------------
Certegy Inc.                                      140,600      5,455,280
========================================================================
                                                              16,641,010
========================================================================

DISTRIBUTORS-1.12%

Genuine Parts Co.                                 118,000      4,682,240
========================================================================

DIVERSIFIED BANKS-0.69%

Comerica Inc.                                      52,500      2,881,200
========================================================================

DIVERSIFIED CHEMICALS-0.73%

Engelhard Corp.                                    94,500      3,053,295
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.80%

Viad Corp.(a)                                     122,900      3,319,528
========================================================================

ELECTRIC UTILITIES-2.79%

FPL Group, Inc.                                    64,300      4,111,985
------------------------------------------------------------------------
Wisconsin Energy Corp.                            231,400      7,545,954
========================================================================
                                                              11,657,939
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.03%

Rockwell Automation, Inc.                          99,700      3,739,747
------------------------------------------------------------------------
Roper Industries, Inc.                             83,400      4,745,460
========================================================================
                                                               8,485,207
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-3.09%

Agilent Technologies, Inc.(a)                     121,200   $  3,548,736
------------------------------------------------------------------------
Amphenol Corp.-Class A(a)                         116,800      3,891,776
------------------------------------------------------------------------
Mettler-Toledo International Inc.(a)              110,900      5,449,626
========================================================================
                                                              12,890,138
========================================================================

ENVIRONMENTAL SERVICES-1.74%

Republic Services, Inc.                           250,800      7,258,152
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.27%

Scotts Co. (The)-Class A(a)                        83,000      5,302,040
========================================================================

FOOD RETAIL-2.41%

Kroger Co. (The)(a)                               365,400      6,650,280
------------------------------------------------------------------------
Safeway Inc.(a)                                   134,000      3,395,560
========================================================================
                                                              10,045,840
========================================================================

GENERAL MERCHANDISE STORES-0.80%

Family Dollar Stores, Inc.                        109,100      3,318,822
========================================================================

HEALTH CARE DISTRIBUTORS-1.39%

AmerisourceBergen Corp.                            96,880      5,791,487
========================================================================

HEALTH CARE EQUIPMENT-1.16%

Waters Corp.(a)                                   101,450      4,847,281
========================================================================

HEALTH CARE SERVICES-2.53%

IMS Health Inc.                                   265,700      6,228,008
------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                   116,000      4,350,000
========================================================================
                                                              10,578,008
========================================================================

HOME FURNISHINGS-1.83%

Mohawk Industries, Inc.(a)                        104,100      7,633,653
========================================================================

HOUSEWARES & SPECIALTIES-1.29%

Newell Rubbermaid Inc.                            229,100      5,383,850
========================================================================

INDUSTRIAL MACHINERY-4.84%

Dover Corp.                                       209,500      8,819,950
------------------------------------------------------------------------
ITT Industries, Inc.                               37,200      3,087,600
------------------------------------------------------------------------
Pentair, Inc.                                     124,400      4,184,816
------------------------------------------------------------------------
SPX Corp.                                          88,800      4,123,872
========================================================================
                                                              20,216,238
========================================================================

INTEGRATED OIL & GAS-1.97%

Amerada Hess Corp.                                 52,350      4,145,597
------------------------------------------------------------------------
Murphy Oil Corp.                                   55,050      4,057,185
========================================================================
                                                               8,202,782
========================================================================

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-0.93%

CenturyTel, Inc.                                  129,400   $  3,887,176
========================================================================

LEISURE PRODUCTS-2.45%

Brunswick Corp.                                   111,400      4,545,120
------------------------------------------------------------------------
Mattel, Inc.                                      312,200      5,697,650
========================================================================
                                                              10,242,770
========================================================================

METAL & GLASS CONTAINERS-2.38%

Ball Corp.                                         55,300      3,984,365
------------------------------------------------------------------------
Pactiv Corp.(a)                                   237,700      5,928,238
========================================================================
                                                               9,912,603
========================================================================

OFFICE ELECTRONICS-1.38%

Xerox Corp.(a)                                    397,300      5,760,850
========================================================================

OFFICE SERVICES & SUPPLIES-1.88%

Herman Miller, Inc.                               131,700      3,811,398
------------------------------------------------------------------------
Pitney Bowes Inc.                                  91,600      4,053,300
========================================================================
                                                               7,864,698
========================================================================

OIL & GAS DRILLING-0.87%

Noble Corp. (Cayman Islands)(a)                    96,200      3,645,018
========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.92%

Cooper Cameron Corp.(a)                            78,500      3,822,950
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.12%

Devon Energy Corp.                                 66,517      4,390,122
------------------------------------------------------------------------
Pioneer Natural Resources Co.                     116,200      4,076,296
------------------------------------------------------------------------
XTO Energy, Inc.                                  152,612      4,546,311
========================================================================
                                                              13,012,729
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.30%

Williams Cos., Inc. (The)                         456,050      5,426,995
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.09%

Principal Financial Group, Inc.                   130,600      4,542,268
========================================================================

PACKAGED FOODS & MEATS-2.73%

Campbell Soup Co.                                 268,200      7,209,216
------------------------------------------------------------------------
Tate & Lyle PLC (United Kingdom)                  698,800      4,195,609
========================================================================
                                                              11,404,825
========================================================================

PAPER PRODUCTS-1.22%

Georgia-Pacific Corp.                             137,500      5,084,750
========================================================================

PROPERTY & CASUALTY INSURANCE-1.07%

ACE Ltd. (Cayman Islands)                         106,000      4,481,680
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

PUBLISHING-1.61%

Lee Enterprises, Inc.                              39,500   $  1,896,395
------------------------------------------------------------------------
New York Times Co. (The)-Class A                  108,300      4,842,093
========================================================================
                                                               6,738,488
========================================================================

REGIONAL BANKS-6.34%

AmSouth Bancorp                                   114,500      2,916,315
------------------------------------------------------------------------
Banknorth Group, Inc.                              85,900      2,790,032
------------------------------------------------------------------------
City National Corp.                                48,800      3,206,160
------------------------------------------------------------------------
Compass Bancshares, Inc.                           70,200      3,018,600
------------------------------------------------------------------------
Hibernia Corp.-Class A                            126,000      3,061,800
------------------------------------------------------------------------
Hudson United Bancorp                              74,400      2,773,632
------------------------------------------------------------------------
Marshall & Ilsley Corp.                            79,000      3,088,110
------------------------------------------------------------------------
TCF Financial Corp.                                96,200      5,584,410
========================================================================
                                                              26,439,059
========================================================================

RESTAURANTS-0.60%

Outback Steakhouse, Inc.                           60,700      2,510,552
========================================================================

SEMICONDUCTOR EQUIPMENT-0.96%

ASML Holding N.V.-New York Shares
  (Netherlands)(a)                                233,200      3,990,052
========================================================================

SEMICONDUCTORS-1.73%

Microchip Technology Inc.                         135,650      4,278,401
------------------------------------------------------------------------
Xilinx, Inc.                                       88,200      2,937,942
========================================================================
                                                               7,216,343
========================================================================

SPECIALTY CHEMICALS-4.29%

International Flavors & Fragrances Inc.           254,300      9,510,820
------------------------------------------------------------------------
Sigma-Aldrich Corp.                                65,900      3,928,299
------------------------------------------------------------------------
Valspar Corp. (The)                                88,800      4,479,072
========================================================================
                                                              17,918,191
========================================================================

SYSTEMS SOFTWARE-1.75%

Computer Associates International, Inc.           260,200      7,301,212
========================================================================

THRIFTS & MORTGAGE FINANCE-0.67%

Webster Financial Corp.                            59,600      2,802,392
========================================================================
    Total Common Stocks & Other Equity
      Interest (Cost $302,111,558)                           351,227,504
========================================================================

MONEY MARKET FUNDS-15.59%

Liquid Assets Portfolio-Institutional
  Class(b)                                     32,535,850     32,535,850
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)    32,535,850     32,535,850
========================================================================
    Total Money Market Funds (Cost
      $65,071,700)                                            65,071,700
========================================================================
TOTAL INVESTMENTS-99.75% (Cost $367,183,258)                 416,299,204
========================================================================
OTHER ASSETS LESS LIABILITIES-0.25%                            1,054,769
========================================================================
NET ASSETS-100.00%                                          $417,353,973
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $302,111,558)                                  $351,227,504
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $65,071,700)                               65,071,700
=============================================================
    Total investments (cost $367,183,258)         416,299,204
=============================================================
Receivables for:
  Fund shares sold                                  1,045,115
-------------------------------------------------------------
  Dividends                                           346,814
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     12,644
-------------------------------------------------------------
Other assets                                            1,905
=============================================================
    Total assets                                  417,705,682
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                               82,846
-------------------------------------------------------------
  Deferred compensation and retirement plans           14,515
-------------------------------------------------------------
Accrued administrative services fees                  227,648
-------------------------------------------------------------
Accrued distribution fees -- Series II                  6,370
-------------------------------------------------------------
Accrued transfer agent fees                               447
-------------------------------------------------------------
Accrued operating expenses                             19,883
=============================================================
    Total liabilities                                 351,709
=============================================================
Net assets applicable to shares outstanding      $417,353,973
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $350,345,419
-------------------------------------------------------------
  Undistributed net investment income                  91,637
-------------------------------------------------------------
  Undistributed net realized gain from
    investment securities and foreign
    currencies                                     17,800,906
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities and foreign currencies              49,116,011
=============================================================
                                                 $417,353,973
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $403,023,918
_____________________________________________________________
=============================================================
Series II                                        $ 14,330,055
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           30,895,077
_____________________________________________________________
=============================================================
Series II                                           1,104,655
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      13.04
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.97
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $6,131)                                        $ 1,633,918
------------------------------------------------------------
Dividends from affiliated money market funds         284,657
============================================================
    Total investment income                        1,918,575
============================================================

EXPENSES:

Advisory fees                                      1,289,115
------------------------------------------------------------
Administrative services fees                         480,645
------------------------------------------------------------
Custodian fees                                        19,803
------------------------------------------------------------
Distribution fees -- Series II                        10,167
------------------------------------------------------------
Transfer agent fees                                    5,881
------------------------------------------------------------
Trustees' fees                                         7,085
------------------------------------------------------------
Other                                                 32,888
============================================================
    Total expenses                                 1,845,584
============================================================
Less: Fees waived and expense offset
  arrangements                                        (5,223)
------------------------------------------------------------
    Net expenses                                   1,840,361
============================================================
Net investment income                                 78,214
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                           18,067,948
------------------------------------------------------------
  Foreign currencies                                   3,380
============================================================
                                                  18,071,328
============================================================
Change in net unrealized appreciation of:
  Investment securities                           10,079,304
------------------------------------------------------------
  Foreign currencies                                      64
============================================================
                                                  10,079,368
============================================================
Net gain from investment securities and foreign
  currencies                                      28,150,696
============================================================
Net increase in net assets resulting from
  operations                                     $28,228,910
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
==========================================================================================
OPERATIONS:

  Net investment income                                       $     78,214    $     18,241
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  18,071,328       3,119,954
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           10,079,368      41,836,612
==========================================================================================
    Net increase in net assets resulting from operations        28,228,910      44,974,807
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                              --      (1,650,955)
------------------------------------------------------------------------------------------
  Series II                                                             --         (26,270)
==========================================================================================
  Decrease in net assets resulting from distributions                   --      (1,677,225)
==========================================================================================
Share transactions-net:
  Series I                                                      82,383,354     182,089,750
------------------------------------------------------------------------------------------
  Series II                                                      8,705,727       3,163,852
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               91,089,081     185,253,602
==========================================================================================
    Net increase in net assets                                 119,317,991     228,551,184
==========================================================================================

NET ASSETS:

  Beginning of period                                          298,035,982      69,484,798
==========================================================================================
  End of period (including undistributed net investment
    income of $91,637 and $13,423 for 2004 and 2003,
    respectively)                                             $417,353,973    $298,035,982
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise stated.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may

                       AIM V.I. MID CAP CORE EQUITY FUND
     be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the next $500 million of the Fund's average daily net assets, plus 0.675% of the next $500 million of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $5,223.
                       AIM V.I. MID CAP CORE EQUITY FUND

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $480,645 for such services, of which AIM retained $45,869 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $7,316 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $10,167.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:
---------------------------------------------

                                                                          UNREALIZED
                       MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND                     12/31/03        AT COST        FROM SALES      (DEPRECIATION)      06/30/04        INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class                $31,340,710     $47,063,257     $(45,868,117)        $   --        $32,535,850      $145,788       $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class                 31,340,710      47,063,257      (45,868,117)            --         32,535,850       138,869           --
===================================================================================================================================
  Total                $62,681,420     $94,126,514     $(91,736,234)        $   --        $65,071,700      $284,657       $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,396 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

                       AIM V.I. MID CAP CORE EQUITY FUND

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $151,374,239 and $75,931,359, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $50,864,491
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (2,239,268)
===========================================================================
Net unrealized appreciation of investment securities            $48,625,223
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $367,673,981.

NOTE 8--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED               YEAR ENDED
                                                                   JUNE 30, 2004             DECEMBER 31, 2003
                                                              ------------------------   --------------------------
                                                               SHARES        AMOUNT        SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    7,135,870    $89,157,784   18,564,670    $196,407,917
-------------------------------------------------------------------------------------------------------------------
  Series II                                                     788,922      9,824,811      365,523       4,040,389
===================================================================================================================
Reacquired:
  Series I                                                     (539,464)    (6,774,430)  (1,431,786)    (14,318,167)
-------------------------------------------------------------------------------------------------------------------
  Series II                                                     (90,005)    (1,119,084)     (87,420)       (876,537)
===================================================================================================================
                                                              7,295,323    $91,089,081   17,410,987    $185,253,602
___________________________________________________________________________________________________________________
===================================================================================================================

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                              ----------------------------------------------------------------
                                                                 SIX                                        SEPTEMBER 10, 2001
                                                                MONTHS               YEAR ENDED              (DATE OPERATIONS
                                                                ENDED               DECEMBER 31,              COMMENCED) TO
                                                               JUNE 30,        ----------------------          DECEMBER 31,
                                                                 2004            2003          2002                2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  12.06        $   9.53       $ 10.72             $10.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.00            0.00(a)      (0.02)(a)          (0.00)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.98            2.60         (1.17)              0.74
==============================================================================================================================
    Total from investment operations                               0.98            2.60         (1.19)              0.74
==============================================================================================================================
Less distributions:
  Dividends from net investment income                               --              --            --              (0.02)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --           (0.07)           --                 --
==============================================================================================================================
Net asset value, end of period                                 $  13.04        $  12.06       $  9.53             $10.72
==============================================================================================================================
Total return(b)                                                    8.13%          27.31%       (11.10)%             7.37%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $403,024        $293,162       $68,271             $9,500
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                            1.03%(c)        1.07%         1.30%              1.27%(d)(e)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of net investment income (loss) to average net assets        0.05%(c)        0.01%        (0.22)%            (0.08)%(d)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(f)                                           25%             37%           36%                20%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $349,393,343.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 5.16%
(f)  Not annualized for periods less than one year.

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                                                        SERIES II
                                                              --------------------------------------------------------------
                                                                                                          SEPTEMBER 10, 2001
                                                              SIX MONTHS            YEAR ENDED             (DATE OPERATIONS
                                                                ENDED              DECEMBER 31,             COMMENCED) TO
                                                               JUNE 30,        --------------------          DECEMBER 31,
                                                                 2004           2003         2002                2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 12.01         $9.51        $ 10.71             $10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)        (0.03)(a)      (0.04)(a)          (0.01)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.97          2.60          (1.16)              0.73
============================================================================================================================
    Total from investment operations                              0.96          2.57          (1.20)              0.72
============================================================================================================================
Less distributions:
  Dividends from net investment income                              --            --             --              (0.01)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --         (0.07)            --                 --
============================================================================================================================
Net asset value, end of period                                 $ 12.97         $12.01       $  9.51             $10.71
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                   7.99%        27.05%        (11.20)%             7.22%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $14,330         $4,874       $ 1,214             $  536
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           1.28%(c)      1.32%          1.45%(d)           1.44%(d)(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.20)%(c)    (0.24)%        (0.37)%            (0.25)%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(f)                                          25%           37%            36%                20%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are based on average daily net assets of $8,178,573.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55% and 5.44% (annualized) for the year ended December 31, 2002 and the period ending December 31, 2001, respectively.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

                       AIM V.I. MID CAP CORE EQUITY FUND

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP
--------------------

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG
-----------------------------------

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM
-----------------------------------

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing
--------------------------------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and

                       AIM V.I. MID CAP CORE EQUITY FUND
former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing
-----------------------------------------------------------------

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees
-----------------------------------------------------------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds
---------------------------------------------------------------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements
-----------------------------------------------------------------------

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                       AIM V.I. MID CAP CORE EQUITY FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Mid Cap Core Equity Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                        WITHHOLDING
     TRUSTEES/MATTER                                                    VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------------------------
(1)* Bob R. Baker................................................      485,251,764      20,583,220
     Frank S. Bayley.............................................      485,193,740      20,641,244
     James T. Bunch..............................................      485,846,832      19,958,152
     Bruce L. Crockett...........................................      485,356,560      20,478,424
     Albert R. Dowden............................................      485,381,238      20,453,746
     Edward K. Dunn, Jr. ........................................      484,642,618      21,192,366
     Jack M. Fields..............................................      485,417,523      20,417,461
     Carl Frischling.............................................      484,781,819      21,053,165
     Robert H. Graham............................................      485,247,575      20,587,409
     Gerald J. Lewis.............................................      484,388,317      21,446,667
     Prema Mathai-Davis..........................................      484,212,736      21,622,248
     Lewis F. Pennock............................................      485,257,174      20,577,810
     Ruth H. Quigley.............................................      483,391,857      22,443,127
     Louis S. Sklar..............................................      484,592,297      21,242,687
     Larry Soll, Ph.D. ..........................................      484,654,198      21,180,786
     Mark H. Williamson..........................................      484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                       AIM V.I. MID CAP CORE EQUITY FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                   Chairman and President                       Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                     Executive Vice President                     INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                   Senior Vice President, Secretary             Suite 100
Albert R. Dowden                   and Chief Legal Officer                      Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                   Vice President and Treasurer                 AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                    Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                   Vice President                               225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                 Vice President                               COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                   Vice President                               Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                     Vice President                               Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                      AIM V.I. MONEY MARKET FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                                             AIM V.I. MONEY MARKET FUND seeks to
                                 provide as high a level of current income as is
                      consistent with the preservation of capital and liquidity.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================

===================================================        YOUR GOALS. OUR SOLUTIONS            [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE          --Registered Trademark--                 --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                              AIM V.I. MONEY MARKET FUND


FUND YIELDS AFFECTED BY LOW
SHORT-TERM INTEREST RATES
As of June 30, 2004, the seven-day yield    YOUR FUND                                    PERFORMANCE INFORMATION
for AIM V.I. Money Market Fund's Series I
shares and Series II shares was 0.45% and   During the first half of 2004, the Fed       The performance data quoted represent past
0.21%, respectively. As of the same date,   maintained short-term interest rates at      performance and cannot guarantee
the fund's weighted average maturity stood  levels not seen in decades. As a result,     comparable future results; current
at 29 days and its total net assets were    yields on bank savings accounts and money    performance may be lower or higher. Please
$67.1 million.                              market funds remained low by historical      see your financial advisor for the most
                                            standards.                                   recent month-end performance. Performance
MARKET CONDITIONS                                                                        figures reflect fund expenses, reinvested
                                               Yields for AIM V.I. Money Market Fund     distributions and changes in net asset
As the reporting period closed, the U.S.    remained low due to these low short-term     value. Investment return and principal
Federal Reserve (the Fed) voted to raise    interest rates. Nonetheless, the fund        value will fluctuate so that you may have
the federal funds target rate by 25 basis   continued to offer risk-averse investors     a gain or loss when you sell shares.
points (0.25%)--its first rate increase in  safety of principal. In an effort to
four years and a move much anticipated by   achieve the fund's objectives, we               AIM V.I. Money Market Fund, a series
markets. The Fed's decision came amid       stressed:                                    portfolio of AIM Variable Insurance Funds,
signs that the economy was strengthening                                                 is offered through insurance company
and inflation, while still relatively       o  Safety - providing the highest possible   separate accounts to fund variable annuity
tame, had risen in recent months. In its       safety of principal                       contracts and variable life insurance
announcement, the Fed said that despite                                                  policies, and through certain pension or
the hike, "the stance of monetary policy    o  Liquidity - investing in securities       retirement plans. Performance figures
remains accommodative" and that "with          that offer liquidity of assets            given represent the fund and are not
underlying inflation still expected to be                                                intended to reflect actual variable
relatively low, the [Fed] Board believes    o  Yield - seeking the highest possible      product values. They do not reflect sales
that policy accommodation can be removed       yield consistent with safety of           charges, expenses and fees at the separate
at a pace that is likely to be measured."      principal.                                account level. Sales charges, expenses and
                                                                                         fees, which are determined by the product
   In its mid-June Beige Book report, the   IN CLOSING                                   issuers, will vary and will lower the
Fed said that economic activity in April                                                 total return.
and May continued to expand nationwide,     Throughout the reporting period, the fund
with manufacturing increasing in most       attempted to provide as high a level of      OTHER INFORMATION
districts and retail sales remaining        current income as was consistent with the
even or rising in most areas. Residential   preservation of capital and liquidity. We    The returns and net asset values shown
real estate markets remained strong, and    appreciate your continued participation in   throughout this report are at the fund
in a few areas, commercial real estate      AIM V.I. Money Market Fund.                  level only and do not include variable
markets stabilized or even strengthened,                                                 product issuer charges. If such charges
the Fed reported.                           ==========================================   were included, the total returns would be
                                               TEAM MANAGED BY A I M ADVISORS, INC.      lower.
   No one can be certain about the future   ==========================================
direction of interest rates, or how                                                      A description of the policies and
"measured" future interest rate changes     ==========================================   procedures that the fund uses to determine
will be. Nonetheless, the fund's weighted   AN INVESTMENT IN THE FUND IS NOT INSURED     how to vote proxies relating to portfolio
average maturity of just 29 days at the     OR GUARANTEED BY THE FEDERAL DEPOSIT         securities is available without charge,
close of the reporting period makes it      INSURANCE CORPORATION OR ANY OTHER           upon request, by calling 800-959-4246, or
likely that yields paid to investors in     GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS   on the AIM Web site, AIMinvestments.com.
the fund will relatively quickly reflect    TO PRESERVE THE VALUE OF YOUR INVESTMENT
current interest rates as they are          AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
adjusted up or down.                        MONEY BY INVESTING IN THE FUND.
                                            ==========================================


                                                                                                                         VIMKT-SAR-1


SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------
VARIABLE RATE DEMAND SECURITIES-18.10%(a)

INSURED-6.63%(b)(c)(d)

Michigan (State of) Western Michigan
  University; Taxable Series 2002 B RB,
  1.30%                                        11/15/32   $2,920   $ 2,920,000
------------------------------------------------------------------------------
Omaha (City of), Nebraska Special Tax
  Redevelopment Series B RB,
  1.46%                                        02/01/13   1,530      1,530,000
==============================================================================
                                                                     4,450,000
==============================================================================

LETTER OF CREDIT GUARANTEED-11.47%(b)(c)(e)

Albuquerque (City of), New Mexico (Ktech
  Corp. Project); Series 2002 IDR (LOC-Wells
  Fargo Bank N.A.),
  1.20%                                        11/01/22   1,640      1,640,000
------------------------------------------------------------------------------
Corp. Finance Managers, Floating Rate Notes
  (LOC-Wells Fargo Bank N.A.),
  1.20%                                        02/02/43   2,600      2,600,000
------------------------------------------------------------------------------
Dome Corp.; Floating Rate Notes (LOC-Wachovia
  Bank N.A.) (Acquired 12/20/02; Cost
  $665,000),
  1.38%(f)                                     08/31/16     665        665,000
------------------------------------------------------------------------------
Folk Financial Services Inc.-Series A,
  Floating Rate Loan Program Notes
  (LOC-National City Bank),
  1.37%                                        10/15/27     195        195,000
------------------------------------------------------------------------------
Moon (City of), Pennsylvania Industrial
  Development Authority (One Thorn Run
  Project); Series 1995 IDR (LOC-National
  City Bank),
  1.38%                                        11/01/15   1,400      1,400,000
------------------------------------------------------------------------------
Roman Catholic Diocese of Charlotte, North
  Carolina; Series 2002 RB
  (LOC-Wachovia Bank N.A.),
  1.30%                                        05/01/14   1,200      1,200,000
==============================================================================
                                                                     7,700,000
==============================================================================
    Total Variable Rate Demand Securities
      (Cost $12,150,000)                                            12,150,000
==============================================================================

COMMERCIAL PAPER-11.20%(g)

ASSET-BACKED SECURITIES-COMMERCIAL
  LOANS/LEASES-2.98%

Atlantis One Funding Corp. (Rabobank-ABS
  Program Sponsor) (Acquired 02/06/04; Cost
  $1,988,862)
  1.12%(f)                                     08/03/04   2,000      1,997,946
==============================================================================

------------------------------------------------------------------------------
                                                           PAR
                                               MATURITY   (000)       VALUE

ASSET-BACKED SECURITIES-CONSUMER
  RECEIVABLES-3.67%

Old Line Funding LLC (Royal Bank of
  Canada-ABS Program Sponsor) (Acquired
  06/22/04; Cost $2,465,001)
  1.25%(f)                                     07/27/04   $2,468   $ 2,465,772
==============================================================================

ASSET-BACKED SECURITIES-STRUCTURED INVESTMENT
  VEHICLES/ SECURITY ARBITRAGE-3.06%

Grampian Funding LLC (HBOS Treasury Services
  PLC-ABS Program Sponsor) (Acquired
  05/25/04; Cost $992,527)
  1.52%(f)                                     11/18/04   1,000        994,089
------------------------------------------------------------------------------
Scaldis Capital LLC (Fortis Bank S.A./
  N.V.-ABS Program Sponsor) (Acquired
  05/13/04; Cost $1,059,201)
  1.47%(f)                                     11/08/04   1,067      1,061,336
==============================================================================
                                                                     2,055,425
==============================================================================

INVESTMENT BANKING & BROKERAGE-1.49%

Morgan Stanley
  1.23%(h)                                     12/13/04   1,000      1,000,000
==============================================================================
    Total Commercial Paper (Cost $7,519,143)                         7,519,143
==============================================================================

CERTIFICATES OF DEPOSIT-6.85%

ABN AMRO Bank N.V. (Netherlands)
  1.38%                                        08/27/04     600        600,043
------------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom)
  1.27%                                        07/22/04   1,000      1,000,000
------------------------------------------------------------------------------
Fortis Bank S.A./N.V. (Belgium)
  1.25%                                        01/10/05   1,000      1,000,000
------------------------------------------------------------------------------
Societe Generale (France)
  1.05%(i)                                     10/01/04   2,000      1,999,822
==============================================================================
    Total Certificates of Deposit (Cost
      $4,599,865)                                                    4,599,865
==============================================================================

ASSET-BACKED SECURITIES-6.56%

CONSUMER RECEIVABLES-2.17%

GS Auto Loan Trust-Series 2004-1,
  Class A1 Notes,
  1.11%                                        02/15/05     932        932,108
------------------------------------------------------------------------------
USAA Auto Owner Trust-Series 2004-1, Class A1
  Notes,
  1.08%                                        03/15/05     520        520,476
==============================================================================
                                                                     1,452,584
==============================================================================

                           AIM V.I. MONEY MARKET FUND

                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------

STRUCTURED-4.39%

Holmes Financing (No. 8) PLC (United
  Kingdom)-Series 8, Class 1A, Floating Rate
  Bonds,
  1.19%(i)                                     04/15/05   $1,000   $ 1,000,000
------------------------------------------------------------------------------
Residential Mortgage Securities (United
  Kingdom)-Series 17A, Class A1, Floating
  Rate Bonds (Acquired 02/10/04; Cost
  $1,947,850)
  1.22%(f)(i)                                  02/14/05   1,948      1,947,850
==============================================================================
                                                                     2,947,850
==============================================================================
    Total Asset-Backed Securities (Cost
      $4,400,434)                                                    4,400,434
==============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.96%

FEDERAL HOME LOAN BANK-5.96%

Unsec. Bonds,
  1.46%                                        11/17/04   2,000      2,000,000
------------------------------------------------------------------------------
  1.13%                                        12/17/04   1,000      1,000,000
------------------------------------------------------------------------------
  1.35%                                        04/29/05   1,000      1,000,000
==============================================================================
    Total U.S. Government Agency Securities
      (Cost $4,000,000)                                              4,000,000
==============================================================================

PROMISSORY NOTES-4.47%

Goldman Sachs Group, Inc. (The) (Acquired
  06/28/04; Cost $3,000,000)
  1.28%(f)(h)(j)                               12/27/04   3,000      3,000,000
==============================================================================

FUNDING AGREEMENTS-2.98%

New York Life Insurance Co. (Acquired
  04/07/04; Cost $2,000,000)
  1.44%(f)(i)(j)                               04/06/05   2,000      2,000,000
==============================================================================

MASTER NOTE AGREEMENTS-2.98%(k)

Merrill Lynch Mortgage Capital, Inc.
  (Acquired 02/23/04; Cost $2,000,000)
  1.64%(f)(l)                                  08/23/04   2,000      2,000,000
==============================================================================

MEDIUM-TERM NOTES-1.49%

Racers Trust-Series 2004-6-MM, Floating Rate
  Notes (Acquired 04/13/04; Cost $1,000,000)
  1.28%(f)(i)                                  11/22/04   1,000      1,000,000
==============================================================================
    Total Investments (excluding Repurchase
      Agreements) (Cost $40,669,442)                                40,669,442
==============================================================================

------------------------------------------------------------------------------
                                                           PAR
                                               MATURITY   (000)       VALUE

REPURCHASE AGREEMENTS-41.86%

ABN AMRO Bank N.V.-New York Branch
  (Netherlands)
  1.05%(m)                                     07/01/04   $3,000   $ 3,000,000
------------------------------------------------------------------------------
Bank of America Securities LLC
  1.55%(n)                                     07/01/04   3,000      3,000,000
------------------------------------------------------------------------------
Bank of Nova Scotia (The)-New York Branch
  (Canada)
  1.50%(o)                                     07/01/04   3,000      3,000,000
------------------------------------------------------------------------------
Barclays Capital Inc.-New York Branch (United
  Kingdom)
  1.50%(p)                                     07/01/04   4,000      4,000,000
------------------------------------------------------------------------------
BNP Paribas Securities Corp.-New York Branch
  (France)
  1.47%(q)                                     07/01/04   3,098      3,098,057
------------------------------------------------------------------------------
Greenwich Capital Markets, Inc.-New York
  Branch (United Kingdom)
  1.55%(r)                                     07/01/04   3,000      3,000,000
------------------------------------------------------------------------------
Morgan Stanley & Co. Inc.
  1.55%(s)                                     07/01/04   3,000      3,000,000
------------------------------------------------------------------------------
Wachovia Securities, Inc.
  1.55%(t)                                     07/01/04   3,000      3,000,000
------------------------------------------------------------------------------
WestLB A.G.-New York Branch (Germany)
  1.55%(u)                                     07/01/04   3,000      3,000,000
==============================================================================
    Total Repurchase Agreements (Cost
      $28,098,057)                                                  28,098,057
==============================================================================
TOTAL INVESTMENTS-102.45% (Cost
  $68,767,499)(v)                                                   68,767,499
==============================================================================
OTHER ASSETS LESS LIABILITIES-(2.45%)                               (1,645,372)
==============================================================================
NET ASSETS-100.00%                                                 $67,122,127
______________________________________________________________________________
==============================================================================

                           AIM V.I. MONEY MARKET FUND

Investment Abbreviations:

ABS     - Asset Backed Security
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Interest on this security is taxable income to the Fund.
(b) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(c) Interest rate is redetermined weekly. Rate shown is rate in effect on June 30, 2004.
(d) Principal and interest payments are secured by bond insurance provided by Ambac Assurance Corp.
(e) Principal and interest payments are guaranteed by the letter of credit agreement.
(f) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2004 was $17,131,993, which represented 25.52% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(g) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h) Interest rate is redetermined daily. Rate shown is rate in effect on June 30, 2004.
(i) Interest rate is redetermined monthly. Rate shown is rate in effect on June 30, 2004.
(j) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at June 30, 2004 was $5,000,000, which represented 7.45% of the Fund's net assets.
(k) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(l) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based on the timing of demand. The interest rate on master notes is redetermined daily. Rate shown is the rate in effect on June 30, 2004.
(m) Joint repurchase agreement entered into June 30, 2004 with an aggregate maturing value of $300,008,750. Collateralized by $253,425,000 U.S. Government obligations, 1.88% to 10.63% due 01/31/06 to 02/15/21 with an aggregate market value at June 30, 2004 of $306,000,226. The amount to be received upon repurchase by the Fund is $3,000,088.
(n) Joint repurchase agreement entered into June 30, 2004 with an aggregate maturing value of $1,000,043,056. Collateralized by $1,071,215,439 U.S. Government obligations, 5.00% to 5.50% due 04/01/34 to 06/01/34 with an aggregate market value at June 30, 2004 of $1,020,000,000. The amount to be received upon repurchase by the Fund is $3,000,129.
(o) Joint repurchase agreement entered into June 30, 2004 with an aggregate maturing value of $300,012,500. Collateralized by $297,715,000 U.S. Government obligations, 0% to 7.13% due 07/07/04 to 09/09/10 with an aggregate market value at June 30, 2004 of $306,001,474. The amount to be received upon repurchase by the Fund is $3,000,125.
(p) Joint repurchase agreement entered into June 30, 2004 with an aggregate maturing value of $203,669,149. Collateralized by $209,188,000 U.S. Government obligations, 0% to 2.85% due 12/14/04 to 05/24/06 with an aggregate market value at June 30, 2004 of $207,737,150. The amount to be received upon repurchase by the Fund is $4,000,167.
(q) Joint repurchase agreement entered into June 30, 2004 with an aggregate maturing value of $250,010,208. Collateralized by $256,331,000 U.S. Government obligations, 0% to 6.75% due 12/21/04 to 09/15/29 with an aggregate market value at June 30, 2004 of $255,000,886. The amount to be received upon repurchase by the Fund is $3,098,184.
(r) Joint repurchase agreement entered into June 30, 2004 with an aggregate maturing value of $500,021,528. Collateralized by $695,829,590 U.S. Government obligations, 0% to 9.38% due 07/15/04 to 01/15/42 with an aggregate market value at June 30, 2004 of $510,006,988. The amount to be received upon repurchase by the Fund is $3,000,129.
(s) Joint repurchase agreement entered into June 30, 2004 with an aggregate maturing value of $500,021,528. Collateralized by $517,420,127 U.S. Government obligations, 2.82% to 7.00% due 01/01/19 to 07/01/34 with an aggregate market value at June 30, 2004 of $513,410,644. The amount to be received upon repurchase by the Fund is $3,000,129.
(t) Joint repurchase agreement entered into June 30, 2004 with an aggregate maturing value of $1,000,043,056. Collateralized by $1,185,297,500 U.S. Government obligations, 2.89% to 7.00% due 03/01/18 to 07/01/34 with an aggregate market value at June 30, 2004 of $1,020,000,000. The amount to be received upon repurchase by the Fund is $3,000,129.
(u) Joint repurchase agreement entered into June 30, 2004 with an aggregate maturing value of $200,008,611. Collateralized by $196,323,874 U.S. Government obligations, 2.43% to 7.47% due 06/01/09 to 07/01/42 with an aggregate market value at June 30, 2004 of $204,000,000. The amount to be received upon repurchase by the Fund is $3,000,129.
(v) Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004
(Unaudited)

ASSETS:

Investments, excluding repurchase agreements,
  at value (cost $40,669,442)                    $40,669,442
------------------------------------------------------------
Repurchase agreements (cost $28,098,057)          28,098,057
============================================================
    Total investments (cost $68,767,499)          68,767,499
============================================================
Receivables for:
  Investments sold                                    75,000
------------------------------------------------------------
  Interest                                            55,394
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    48,537
------------------------------------------------------------
Other assets                                             788
============================================================
    Total assets                                  68,947,218
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           1,740,317
------------------------------------------------------------
  Deferred compensation and retirement plans          52,587
------------------------------------------------------------
Accrued administrative services fees                  14,777
------------------------------------------------------------
Accrued distribution fees -- Series II                   509
------------------------------------------------------------
Accrued transfer agent fees                              439
------------------------------------------------------------
Accrued operating expenses                            16,462
============================================================
    Total liabilities                              1,825,091
============================================================
Net assets applicable to shares outstanding      $67,122,127
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $67,120,701
------------------------------------------------------------
Undistributed net realized gain from investment
  securities                                           1,426
============================================================
                                                 $67,122,127
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $65,991,335
____________________________________________________________
============================================================
Series II                                        $ 1,130,792
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                          65,989,936
____________________________________________________________
============================================================
Series II                                          1,130,765
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Interest                                           $400,283
===========================================================

EXPENSES:

Advisory fees                                       142,727
-----------------------------------------------------------
Administrative services fees                         85,924
-----------------------------------------------------------
Custodian fees                                        1,745
-----------------------------------------------------------
Distribution fees -- Series II                        1,246
-----------------------------------------------------------
Transfer agent fees                                   4,954
-----------------------------------------------------------
Trustees' fees                                        5,306
-----------------------------------------------------------
Other                                                23,582
===========================================================
    Total expenses                                  265,484
===========================================================
Net investment income                               134,799
===========================================================
Net increase in net assets resulting from
  operations                                       $134,799
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    134,799    $    625,624
==========================================================================================
  Net increase in net assets resulting from operations             134,799         625,624
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (134,110)       (610,648)
------------------------------------------------------------------------------------------
  Series II                                                           (689)        (14,976)
==========================================================================================
  Decrease in net assets resulting from distributions             (134,799)       (625,624)
==========================================================================================
Share transactions-net:
  Series I                                                     (11,514,099)    (42,030,863)
------------------------------------------------------------------------------------------
  Series II                                                     (1,251,668)     (5,448,303)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (12,765,767)    (47,479,166)
==========================================================================================
    Net increase (decrease) in net assets                      (12,765,767)    (47,479,166)
__________________________________________________________________________________________
==========================================================================================

NET ASSETS:

  Beginning of period                                           79,887,894     127,367,060
==========================================================================================
  End of period (including undistributed net investment
    income of $0 and $0 for 2004 and 2003, respectively).     $ 67,122,127    $ 79,887,894
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

                           AIM V.I. MONEY MARKET FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% on the first $250 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $85,924 for such services, of which AIM retained $24,863 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $2,511 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $1,246.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,199 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 4--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the six months ended June 30, 2004.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

                           AIM V.I. MONEY MARKET FUND

NOTE 5--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

NOTE 6--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                     JUNE 30, 2004                DECEMBER 31, 2003
                                                              ---------------------------   -----------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     18,654,554    $ 18,654,554    123,982,671    $ 123,982,671
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     2,989,569       2,989,569     81,320,924       81,320,924
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        134,172         134,172        610,648          610,648
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                           692             692         14,976           14,976
=========================================================================================================================
Reacquired:
  Series I                                                    (30,302,825)    (30,302,825)  (166,624,182)    (166,624,182)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                    (4,241,929)     (4,241,929)   (86,784,203)     (86,784,203)
=========================================================================================================================
                                                              (12,765,767)   $(12,765,767)   (47,479,166)   $ (47,479,166)
_________________________________________________________________________________________________________________________
=========================================================================================================================


NOTE 7--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                           ----------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED                         YEAR ENDED DECEMBER 31,
                                                            JUNE 30,        -----------------------------------------------------
                                                              2004           2003        2002        2001       2000       1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  1.00         $  1.00    $   1.00    $   1.00    $  1.00    $  1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.002            0.01        0.01        0.04       0.06       0.05
=================================================================================================================================
Less distributions from net investment income                (0.002)          (0.01)      (0.01)      (0.04)     (0.06)     (0.05)
=================================================================================================================================
Net asset value, end of period                              $  1.00         $  1.00    $   1.00    $   1.00    $  1.00    $  1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                0.19%           0.58%       1.19%       3.61%      5.83%      4.66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $65,991         $77,505    $119,536    $128,277    $73,864    $95,152
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                        0.74%(b)        0.66%       0.67%       0.64%      0.71%      0.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net assets           0.38%(b)        0.59%       1.18%       3.36%      5.66%      4.59%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b) Ratios are annualized and based on average daily net assets of $70,753,387.

                           AIM V.I. MONEY MARKET FUND

                                                                                     SERIES II
                                                              -------------------------------------------------------
                                                                                                    DECEMBER 16, 2001
                                                              SIX MONTHS          YEAR ENDED           (DATE SALES
                                                                ENDED             DECEMBER 31,        COMMENCED) TO
                                                               JUNE 30,        -----------------      DECEMBER 31,
                                                                 2004            2003      2002           2001
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  1.00         $  1.00    $ 1.00         $ 1.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.001           0.003      0.01           0.00
=====================================================================================================================
Less distributions from net investment income                   (0.001)         (0.003)    (0.01)         (0.00)
=====================================================================================================================
Net asset value, end of period                                 $  1.00         $  1.00    $ 1.00         $ 1.00
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(a)                                                   0.06%           0.33%     0.93%          0.05%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 1,131         $ 2,382    $7,831         $  997
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                           0.99%(b)        0.91%     0.92%          0.89%(c)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of net investment income to average net assets              0.13%(b)        0.34%     0.93%          3.11%(c)
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b) Ratios are annualized and based on average daily net assets of $1,002,173.
(c)  Annualized.

NOTE 8--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

                           AIM V.I. MONEY MARKET FUND

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

                           AIM V.I. MONEY MARKET FUND

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                           AIM V.I. MONEY MARKET FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Money Market Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                     WITHHOLDING
      TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  485,251,764      20,583,220
      Frank S. Bayley.............................................  485,193,740      20,641,244
      James T. Bunch..............................................  485,846,832      19,958,152
      Bruce L. Crockett...........................................  485,356,560      20,478,424
      Albert R. Dowden............................................  485,381,238      20,453,746
      Edward K. Dunn, Jr. ........................................  484,642,618      21,192,366
      Jack M. Fields..............................................  485,417,523      20,417,461
      Carl Frischling.............................................  484,781,819      21,053,165
      Robert H. Graham............................................  485,247,575      20,587,409
      Gerald J. Lewis.............................................  484,388,317      21,446,667
      Prema Mathai-Davis..........................................  484,212,736      21,622,248
      Lewis F. Pennock............................................  485,257,174      20,577,810
      Ruth H. Quigley.............................................  483,391,857      22,443,127
      Louis S. Sklar..............................................  484,592,297      21,242,687
      Larry Soll, Ph.D. ..........................................  484,654,198      21,180,786
      Mark H. Williamson..........................................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds

                           AIM V.I. MONEY MARKET FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                The Bank of New York
                                  Vice President                                100 Church Street
Gerald J. Lewis                                                                 New York, NY 10286-0001
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                  Vice President                                Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                    Vice President                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                           AIM V.I. MONEY MARKET FUND

                                                    AIM V.I. PREMIER EQUITY FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT
                             AIM V.I. PREMIER EQUITY FUND seeks long-term growth
                                    of capital. Income is a secondary objective.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                             AIM V.I. PREMIER EQUITY FUND

MULTI-TEAM APPROACH OFFERS
POTENTIAL BENEFITS TO SHAREHOLDERS

AIM V.I. Premier Equity Fund Series I       annualized rate of 4.5% in the first          which resulted in a restructured
shares posted total return of 1.19%,        quarter of 2004 and 3.0% during the           portfolio. While we continue to manage
excluding product issuer charges, for       second quarter. What had been a "jobless      the fund with the same investment
the six months ended June 30, 2004. (Had    recovery" produced 1.2 million new jobs       objective--long-term capital growth and,
the effect of product issuer charges        from January through June, according to       secondarily, income--the fund is now
been included, the return would have        the U.S. Department of Labor. An              managed by three teams applying distinct
been lower.) Performance for Series II      improved job market likely contributed        value, core and growth investment
shares and benchmark indexes is shown in    to rising consumer confidence, which          disciplines. This multi-team approach is
the table below.                            reached a two-year high in June,              intended to provide investors with a
                                            according to the Conference Board.            large-cap core fund that is able to take
   The fund's performance lagged that of                                                  advantage of investment opportunities
its benchmarks, the S&P 500 Index, which       Corporate profits showed strength.         across the value and growth continuum.
returned 3.44%, and the Lipper Large-Cap    According to Bloomberg, more than 85% of
Core Fund Index, which returned 2.24%       S&P 500 Index firms reporting                    As part of the multi-team approach,
for the period. The fund underperformed     first-quarter 2004 earnings met or            each investment team manages their
primarily because of its exposure to        exceeded expectations. Telecommunication      respective discipline independently. We
market areas vulnerable to higher           services and utilities were the only two      believe this allows managers who are
interest rates and oil prices, including    sectors in which earnings declined from       highly skilled at capitalizing on
diversified financials and companies        year-ago levels.                              investment opportunities with value,
dependent on consumer discretionary                                                       core or growth characteristics to focus
spending.                                      The S&P 500 Index advanced only            on their areas of expertise and produce
                                            slightly during the reporting period,         relatively complementary returns for the
MARKET CONDITIONS                           growing by single digits in January,          fund. Due to the distinct and
                                            February, May and June, but declined by       complementary investment disciplines
As the reporting period closed, the U.S.    single digits in March and April. For         applied by the three management teams,
Federal Reserve (the Fed) voted to hike     the reporting period, the                     the number of holdings in your fund
the federal funds target rate by 25         strongest-performing sectors were             increased from 95 to 143 during the
basis points (0.25%)--its first rate        energy, industrials and consumer              reporting period. We believe this
increase in four years and a move much      staples. Despite strong earnings in the       improved diversification is one of the
anticipated by markets. The Fed's           materials and information technology          potential benefits of the multi-team
decision came amid signs that the           sectors, they were the weakest                approach. Increasing the number of
economy was strengthening and inflation,    performers of the S&P 500 Index sectors.      holdings also provides share-holders
while still relatively tame, had risen                                                    with expanded investment opportunities,
in recent months.                           YOUR FUND                                     as well as the potential for lower
                                                                                          volatility relative to market benchmarks
   Gross domestic product (GDP), the        On April 20, 2004, AIM V.I. Premier           such as the S&P 500 Index.
broadest measure of economic activity,      Equity Fund underwent a change in
expanded at an                              portfolio management,                            Fund performance for the reporting
                                                                                          period generally reflected the mixed
                                                                                          performance of equities across broad
                                                                                          market sectors. Industrials, energy and
                                                                                          consumer staples were the strongest


====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                     TOP 10 INDUSTRIES*                            FUND VS. INDEXES
------------------------------------------------------------------------------------------------------------------------------------
 1. Tyco International Ltd.                  1. Pharmaceuticals                 9.2%      Total returns 12/31/03-6/30/04,
    (Bermuda)                       3.3%     2. Industrial Conglomerates        5.5       excluding product issuer charges. If
 2. Pfizer Inc.                     2.4      3. Systems Software                4.7       product issuer charges were included,
 3. Computer Associates                      4. Packaged Foods & Meats          4.6       returns would be lower.
    International, Inc.             1.9      5. Integrated Oil & Gas            3.9
 4. Cendant Corp.                   1.8      6. Communications Equipment        2.9       Series I Shares                     1.19%
 5. First Data Corp.                1.8      7. Other Diversified                         Series II Shares                    0.99
 6. Waste Management, Inc.          1.8         Financial Services              2.8       S&P 500 Index (Broad Market
 7. Citigroup Inc.                  1.5      8. Industrial Machinery            2.5       and Style-specific Index)           3.44
 8. Microsoft Corp.                 1.5      9. Health Care Equipment           2.5       Lipper Large Cap Core Fund
 9. General Mills, Inc.             1.4     10. Data Processing &                         Index (Peer Group Index)            2.24
10. Johnson & Johnson               1.3         Outsourced Services             2.3
                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS*           143
                                                                                          TOTAL NET ASSETS           $1.7 BILLION
====================================================================================================================================

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                        AIM V.I. PREMIER EQUITY FUND

contributors to fund returns. GDP           increased number of holdings. We              charges, expenses and fees at the
growth, increased factory orders and an     appreciate your continued investment in       separate account level. Sales charges,
improving job market helped industrials     the fund.                                     expenses and fees, which are determined
outperform, while rising oil prices                                                       by the product issuers, will vary and
benefited the fund's energy stocks.         ========================================      will lower the total return.
                                                    PORTFOLIO MANAGEMENT TEAM
   Tyco International, the diversified                    AS OF 6/30/04                   PRINCIPAL RISKS OF INVESTING IN THE FUND
manufacturing and service conglomerate,                LANNY H. SACHNOWITZ
was the top contributor to fund                   RONALD S. SLOAN, LEAD MANAGER           International investing presents certain
performance for the reporting period.                    BRET W. STANLEY                  risks not associated with investing
Under Tyco International's new                                                            solely in the United States. These
management, the company's balance sheet     ASSISTED BY THE MID/LARGE CAP CORE TEAM,      include risks relating to fluctuations
improved through elimination of debt and           THE LARGE CAP GROWTH TEAM,             in the value of the U.S. dollar relative
increasing cash flow. In our opinion,               AND THE BASIC VALUE TEAM              to the values of other currencies, the
Tyco International remained undervalued     ========================================      custody arrangements made for the fund's
and was a top holding at the close of                                                     foreign holdings, differences in
the period.                                 AVERAGE ANNUAL TOTAL RETURNS                  accounting, political risks and the
                                            ----------------------------------------      lesser degree of public information
   Other contributors included Yahoo!,      As of 6/30/04                                 required to be provided by non-U.S.
the Internet portal, which posted                                                         companies. The fund may invest up to 25%
stronger-than-expected first-quarter        SERIES I SHARES                               of its assets in the securities of
earnings, and retail chain Target, which    10 Years                    8.78%             non-U.S. issuers.
reached agreement in June to sell its        5 Years                   -5.65
Marshall Field's stores and nine             1 Year                    14.62              ABOUT INDEXES USED IN THIS REPORT
Mervyn's stores.
                                            SERIES II SHARES                              The unmanaged Standard & Poor's
   Sectors that detracted from fund         10 Years                    8.51%             Composite Index of 500 Stocks (the S&P
performance during the reporting period      5 Years                   -5.89              500--Registered Trademark-- Index) is an
included information technology,             1 Year                    14.33              index of common stocks frequently used
financials and consumer discretionary.                                                    as a general measure of U.S. stock
Earnings disappointments among              PERFORMANCE INFORMATION                       market performance.
semiconductor and software companies
caused the underperformance of the          Returns since the inception date of              The unmanaged Lipper Large-Cap Core
information technology sector. VERITAS,     Series II shares are historical. All          Fund Index represents an average of the
which makes storage management software,    other returns are the blended returns of      performance of the 30 largest
and semiconductor manufacturer Intel        the historical performance of the fund's      large-capitalization core equity funds
numbered among the fund's worst             Series II shares since their inception        tracked by Lipper, Inc., an independent
performers.                                 and the restated historical performance       mutual fund performance monitor.
                                            of the fund's Series I shares (for
   Pharmaceutical company Wyeth also        periods prior to inception of the Series         The fund is not managed to track the
detracted from fund performance amid        II shares) adjusted to reflect the            performance of any particular index,
concerns about the outcome of the           higher Rule 12b-1 fees applicable to the      including the indexes defined here, and
presidential election, potential            Series II shares. The inception date of       consequently, the performance of the
legislation concerning re-importation of    the fund's Series II shares is 9/19/01.       fund may deviate significantly from the
prescription drugs, patent expirations      The Series I and Series II shares invest      performance of the indexes.
and ongoing issues with diet drug           in the same portfolio of securities and
litigation. In our opinion, however, the    will have substantially similar                  A direct investment cannot be made in
company's relative value based on strong    performance, except to the extent that        an index. Unless otherwise indicated,
cash flow offered appreciation potential    expenses borne by each class differ.          index results include reinvested
despite these concerns, and we retained                                                   dividends, and they do not reflect sales
holdings at the end of the reporting           The performance data quoted represent      charges. Performance of an index of
period.                                     past performance and cannot guarantee         funds reflects fund expenses;
                                            comparable future results; current            performance of a market index does not.
IN CLOSING                                  performance may be lower or higher.
                                            Please see your financial advisor for         OTHER INFORMATION
At the close of the period, the changes     the most recent month-end performance.
required to adopt our new investment        Performance figures reflect fund              The returns shown in the Management's
approach had been completed. The fund       expenses, reinvested distributions and        Discussion of Fund Performance are based
remains positioned as a large-cap core      changes in net asset value. Investment        on net asset values calculated for
investment and continues to have            return and principal value will               shareholder transactions. Generally
exposure to most broad market sectors.      fluctuate so that you may have a gain or      accepted accounting principles require
We believe the inclusion of a wider         loss when you sell shares.                    adjustments to be made to the net assets
variety of investment opportunities has                                                   of the fund at period end for financial
produced a moderately more defensive           AIM V.I. Premier Equity Fund, a            reporting purposes, and as such, the net
portfolio due to the                        series portfolio of AIM Variable              asset values for shareholder
                                            Insurance Funds, is offered through           transactions and the returns based on
                                            insurance company separate accounts to        those net asset values may differ from
                                            fund variable annuity contracts and           the net asset values and returns
                                            variable life insurance policies, and         reported in the Financial Highlights.
                                            through certain pension or retirement         Additionally, the returns and net asset
                                            plans. Performance figures given              values shown throughout this report are
                                            represent the fund and are not intended       at the fund level only and do not
                                            to reflect actual variable product            include variable product issuer charges.
                                            values. They do not reflect sales             If such charges were included, the total
                                                                                          returns would be lower.

                                                                                             Industry classifications used in this
                                                                                          report are generally according to the
                                                                                          Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.

                                                                                             Bloomberg, Inc. is a well-known
                                                                                          independent financial research and
                                                                                          reporting firm.

                                                                                             The Conference Board is a
                                                                                          not-for-profit organization that
                                                                                          conducts research and publishes
                                                                                          information and analysis to help
                                                                                          businesses strengthen their performance.

                                                                                          A description of the policies and
                                                                                          procedures that the fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, from our
                                                                                          Client Services department at
                                                                                          800-959-4246, or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                                                         VIPEQ-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.55%

ADVERTISING-0.68%

Omnicom Group Inc.                               151,300   $   11,482,157
=========================================================================

AEROSPACE & DEFENSE-1.09%

Honeywell International Inc.                     238,300        8,728,929
-------------------------------------------------------------------------
Northrop Grumman Corp.                           180,000        9,666,000
=========================================================================
                                                               18,394,929
=========================================================================

ALUMINUM-0.34%

Alcoa Inc.                                       174,300        5,757,129
=========================================================================

APPAREL RETAIL-1.85%

Gap, Inc. (The)                                  791,300       19,189,025
-------------------------------------------------------------------------
Limited Brands                                   645,000       12,061,500
=========================================================================
                                                               31,250,525
=========================================================================

APPLICATION SOFTWARE-0.83%

Amdocs Ltd. (United Kingdom)(a)                  260,000        6,091,800
-------------------------------------------------------------------------
SAP A.G.-ADR (Germany)                           189,500        7,922,995
=========================================================================
                                                               14,014,795
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.53%

Bank of New York Co., Inc. (The)                 303,100        8,935,388
=========================================================================

BIOTECHNOLOGY-0.87%

Amgen Inc.(a)                                    152,100        8,300,097
-------------------------------------------------------------------------
Genentech, Inc.(a)                               114,000        6,406,800
=========================================================================
                                                               14,706,897
=========================================================================

BREWERS-0.64%

Heineken N.V. (Netherlands)                      326,978       10,770,229
=========================================================================

BROADCASTING & CABLE TV-0.41%

Clear Channel Communications, Inc.               189,600        7,005,720
=========================================================================

BUILDING PRODUCTS-1.72%

American Standard Cos. Inc.(a)                   248,400       10,013,004
-------------------------------------------------------------------------
Masco Corp.                                      609,900       19,016,682
=========================================================================
                                                               29,029,686
=========================================================================

CASINOS & GAMING-0.27%

International Game Technology                    120,000        4,632,000
=========================================================================

COMMUNICATIONS EQUIPMENT-2.91%

Avaya Inc.(a)                                    300,000        4,737,000
-------------------------------------------------------------------------
Cisco Systems, Inc.(a)                           780,000       18,486,000
-------------------------------------------------------------------------
Motorola, Inc.                                   480,000        8,760,000
-------------------------------------------------------------------------

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Nokia Oyj-ADR (Finland)                          735,000   $   10,686,900
-------------------------------------------------------------------------
QUALCOMM Inc.                                     90,000        6,568,200
=========================================================================
                                                               49,238,100
=========================================================================

COMPUTER & ELECTRONICS RETAIL-0.26%

Best Buy Co., Inc.                                85,000        4,312,900
=========================================================================

COMPUTER HARDWARE-1.29%

Dell Inc.(a)                                     280,000       10,029,600
-------------------------------------------------------------------------
International Business Machines Corp.            134,700       11,873,805
=========================================================================
                                                               21,903,405
=========================================================================

CONSUMER ELECTRONICS-0.74%

Sony Corp.-ADR (Japan)                           330,000       12,556,500
=========================================================================

CONSUMER FINANCE-0.25%

MBNA Corp.                                       165,000        4,255,350
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.34%

Automatic Data Processing, Inc.                  203,000        8,501,640
-------------------------------------------------------------------------
First Data Corp.                                 700,000       31,164,000
=========================================================================
                                                               39,665,640
=========================================================================

DEPARTMENT STORES-0.96%

J.C. Penney Co., Inc.                            130,000        4,908,800
-------------------------------------------------------------------------
Kohl's Corp.(a)                                  268,300       11,343,724
=========================================================================
                                                               16,252,524
=========================================================================

DIVERSIFIED BANKS-1.27%

Bank of America Corp.                            178,600       15,113,132
-------------------------------------------------------------------------
Wachovia Corp.                                   142,200        6,327,900
=========================================================================
                                                               21,441,032
=========================================================================

DIVERSIFIED CHEMICALS-0.80%

Dow Chemical Co. (The)                           330,700       13,459,490
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.33%

Apollo Group, Inc.-Class A(a)                     93,000        8,210,970
-------------------------------------------------------------------------
Cendant Corp.                                  1,275,300       31,219,344
=========================================================================
                                                               39,430,314
=========================================================================

ELECTRIC UTILITIES-0.84%

FPL Group, Inc.                                  128,300        8,204,785
-------------------------------------------------------------------------
TXU Corp.                                        148,400        6,011,684
=========================================================================
                                                               14,216,469
=========================================================================

                          AIM V.I. PREMIER EQUITY FUND

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-0.81%

Emerson Electric Co.                             141,500   $    8,992,325
-------------------------------------------------------------------------
Rockwell Automation, Inc.                        125,000        4,688,750
=========================================================================
                                                               13,681,075
=========================================================================

ENVIRONMENTAL SERVICES-1.75%

Waste Management, Inc.                           967,600       29,656,940
=========================================================================

FOOD RETAIL-2.14%

Kroger Co. (The)(a)                              890,000       16,198,000
-------------------------------------------------------------------------
Safeway Inc.(a)                                  790,000       20,018,600
=========================================================================
                                                               36,216,600
=========================================================================

FOOTWEAR-0.54%

NIKE, Inc.-Class B                               120,000        9,090,000
=========================================================================

GENERAL MERCHANDISE STORES-1.07%

Target Corp.                                     425,000       18,049,750
=========================================================================

HEALTH CARE DISTRIBUTORS-1.46%

Cardinal Health, Inc.                            210,000       14,710,500
-------------------------------------------------------------------------
McKesson Corp.                                   290,000        9,955,700
=========================================================================
                                                               24,666,200
=========================================================================

HEALTH CARE EQUIPMENT-2.47%

Baxter International Inc.                        230,000        7,937,300
-------------------------------------------------------------------------
Becton, Dickinson & Co.                          165,000        8,547,000
-------------------------------------------------------------------------
Hospira, Inc.(a)                                  21,000          579,600
-------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                        115,000        8,699,750
-------------------------------------------------------------------------
Waters Corp.(a)                                  125,000        5,972,500
-------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                         115,000       10,143,000
=========================================================================
                                                               41,879,150
=========================================================================

HEALTH CARE FACILITIES-1.19%

HCA Inc.                                         484,600       20,154,514
=========================================================================

HEALTH CARE SERVICES-0.79%

Caremark Rx, Inc.(a)                             135,000        4,446,900
-------------------------------------------------------------------------
IMS Health Inc.                                  200,000        4,688,000
-------------------------------------------------------------------------
Quest Diagnostics Inc.                            50,000        4,247,500
=========================================================================
                                                               13,382,400
=========================================================================

HEALTH CARE SUPPLIES-0.40%

Alcon, Inc. (Switzerland)                         85,000        6,685,250
=========================================================================

HOTELS, RESORTS & CRUISE LINES-0.70%

Starwood Hotels & Resorts Worldwide, Inc.        264,500       11,862,825
=========================================================================

HOUSEHOLD PRODUCTS-1.05%

Kimberly-Clark Corp.                             130,000        8,564,400
-------------------------------------------------------------------------
Procter & Gamble Co. (The)                       170,000        9,254,800
=========================================================================
                                                               17,819,200
=========================================================================

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

HOUSEWARES & SPECIALTIES-0.98%

Fortune Brands, Inc.                              60,000   $    4,525,800
-------------------------------------------------------------------------
Newell Rubbermaid Inc.                           515,500       12,114,250
=========================================================================
                                                               16,640,050
=========================================================================

HYPERMARKETS & SUPER CENTERS-0.65%

Costco Wholesale Corp.                           100,000        4,107,000
-------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            132,100        6,969,596
=========================================================================
                                                               11,076,596
=========================================================================

INDUSTRIAL CONGLOMERATES-5.48%

3M Co.                                           170,000       15,301,700
-------------------------------------------------------------------------
General Electric Co.                             653,300       21,166,920
-------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)              1,698,000       56,271,720
=========================================================================
                                                               92,740,340
=========================================================================

INDUSTRIAL MACHINERY-2.49%

Danaher Corp.                                    180,000        9,333,000
-------------------------------------------------------------------------
Dover Corp.                                      406,000       17,092,600
-------------------------------------------------------------------------
Illinois Tool Works Inc.                         163,400       15,668,426
=========================================================================
                                                               42,094,026
=========================================================================

INTEGRATED OIL & GAS-3.85%

Amerada Hess Corp.                               113,000        8,948,470
-------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                      289,800       15,524,586
-------------------------------------------------------------------------
ChevronTexaco Corp.                               93,000        8,752,230
-------------------------------------------------------------------------
ConocoPhillips                                   114,900        8,765,721
-------------------------------------------------------------------------
Exxon Mobil Corp.                                305,300       13,558,373
-------------------------------------------------------------------------
Murphy Oil Corp.                                 130,000        9,581,000
=========================================================================
                                                               65,130,380
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.55%

ALLTEL Corp.                                     185,000        9,364,700
=========================================================================

INTERNET RETAIL-0.79%

eBay Inc.(a)                                      55,000        5,057,250
-------------------------------------------------------------------------
InterActiveCorp(a)                               273,000        8,228,220
=========================================================================
                                                               13,285,470
=========================================================================

INTERNET SOFTWARE & SERVICES-0.71%

Yahoo! Inc.(a)                                   330,000       11,988,900
=========================================================================

INVESTMENT BANKING & BROKERAGE-2.00%

Goldman Sachs Group, Inc. (The)                   85,000        8,003,600
-------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        153,400        8,280,532
-------------------------------------------------------------------------
Morgan Stanley                                   332,700       17,556,579
=========================================================================
                                                               33,840,711
=========================================================================

IT CONSULTING & OTHER SERVICES-0.92%

Accenture Ltd.-Class A (Bermuda)(a)              565,000       15,526,200
=========================================================================

                          AIM V.I. PREMIER EQUITY FUND

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

LIFE & HEALTH INSURANCE-0.51%

Prudential Financial, Inc.                       186,100   $    8,648,067
=========================================================================

MANAGED HEALTH CARE-1.70%

Aetna Inc.                                        50,000        4,250,000
-------------------------------------------------------------------------
Anthem, Inc.(a)(b)                               117,100       10,487,476
-------------------------------------------------------------------------
UnitedHealth Group Inc.                          225,100       14,012,475
=========================================================================
                                                               28,749,951
=========================================================================

MOVIES & ENTERTAINMENT-0.68%

Walt Disney Co. (The)                            450,000       11,470,500
=========================================================================

MULTI-LINE INSURANCE-0.91%

American International Group, Inc.               120,000        8,553,600
-------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)    100,000        6,874,000
=========================================================================
                                                               15,427,600
=========================================================================

OFFICE ELECTRONICS-0.66%

Xerox Corp.(a)                                   772,300       11,198,350
=========================================================================

OIL & GAS DRILLING-0.53%

Transocean Inc. (Cayman Islands)(a)              310,000        8,971,400
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.85%

Baker Hughes Inc.                                238,000        8,960,700
-------------------------------------------------------------------------
Halliburton Co.                                  447,100       13,529,246
-------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                  139,300        8,846,943
=========================================================================
                                                               31,336,889
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.77%

Citigroup Inc.                                   545,000       25,342,500
-------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          334,500       12,968,565
-------------------------------------------------------------------------
Principal Financial Group, Inc.                  248,500        8,642,830
=========================================================================
                                                               46,953,895
=========================================================================

PACKAGED FOODS & MEATS-4.62%

Campbell Soup Co.                                580,000       15,590,400
-------------------------------------------------------------------------
General Mills, Inc.                              500,000       23,765,000
-------------------------------------------------------------------------
Kellogg Co.                                      195,000        8,160,750
-------------------------------------------------------------------------
Kraft Foods Inc.-Class A                         630,000       19,958,400
-------------------------------------------------------------------------
Sara Lee Corp.                                   467,500       10,747,825
=========================================================================
                                                               78,222,375
=========================================================================

PAPER PRODUCTS-0.69%

Georgia-Pacific Corp.                            314,000       11,611,720
=========================================================================

PERSONAL PRODUCTS-1.18%

Avon Products, Inc.                              110,000        5,075,400
-------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A             105,000        5,121,900
-------------------------------------------------------------------------
Gillette Co. (The)                               230,000        9,752,000
=========================================================================
                                                               19,949,300
=========================================================================

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

PHARMACEUTICALS-9.17%

Abbott Laboratories                              210,000   $    8,559,600
-------------------------------------------------------------------------
Aventis S.A. (France)                            150,000       11,350,496
-------------------------------------------------------------------------
Bristol-Myers Squibb Co.                         420,000       10,290,000
-------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)         370,000       15,340,200
-------------------------------------------------------------------------
Johnson & Johnson                                407,500       22,697,750
-------------------------------------------------------------------------
Merck & Co. Inc.                                 314,600       14,943,500
-------------------------------------------------------------------------
Pfizer Inc.                                    1,160,000       39,764,800
-------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (France)(a)(b)             41,000        2,604,974
-------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       105,300        7,085,637
-------------------------------------------------------------------------
Wyeth                                            622,300       22,502,368
=========================================================================
                                                              155,139,325
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.62%

ACE Ltd. (Cayman Islands)                        444,200       18,780,776
-------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)              214,400        8,691,776
=========================================================================
                                                               27,472,552
=========================================================================

PUBLISHING-1.24%

Gannett Co., Inc.                                116,000        9,842,600
-------------------------------------------------------------------------
New York Times Co. (The)-Class A                 250,000       11,177,500
=========================================================================
                                                               21,020,100
=========================================================================

RAILROADS-1.02%

Norfolk Southern Corp.                           344,700        9,141,444
-------------------------------------------------------------------------
Union Pacific Corp.                              136,900        8,138,705
=========================================================================
                                                               17,280,149
=========================================================================

REGIONAL BANKS-0.75%

BB&T Corp.                                       181,700        6,717,449
-------------------------------------------------------------------------
SunTrust Banks, Inc.                              91,500        5,946,585
=========================================================================
                                                               12,664,034
=========================================================================

RESTAURANTS-0.92%

McDonald's Corp.                                 300,000        7,800,000
-------------------------------------------------------------------------
Yum! Brands, Inc.                                210,000        7,816,200
=========================================================================
                                                               15,616,200
=========================================================================

SEMICONDUCTOR EQUIPMENT-0.52%

Applied Materials, Inc.(a)                       450,000        8,829,000
=========================================================================

SEMICONDUCTORS-1.82%

Analog Devices, Inc.                             240,000       11,299,200
-------------------------------------------------------------------------
Intel Corp.                                      385,800       10,648,080
-------------------------------------------------------------------------
Linear Technology Corp.                          120,000        4,736,400
-------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                               57,488          477,724
-------------------------------------------------------------------------
Xilinx, Inc.                                     110,000        3,664,100
=========================================================================
                                                               30,825,504
=========================================================================

                          AIM V.I. PREMIER EQUITY FUND

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

SOFT DRINKS-0.66%

PepsiCo, Inc.                                    207,200   $   11,163,936
=========================================================================

SPECIALTY STORES-0.25%

Staples, Inc.                                    145,000        4,249,950
=========================================================================

SYSTEMS SOFTWARE-4.66%

Computer Associates International, Inc.        1,126,600       31,612,396
-------------------------------------------------------------------------
Microsoft Corp.                                  857,900       24,501,624
-------------------------------------------------------------------------
Oracle Corp.(a)                                  470,000        5,607,100
-------------------------------------------------------------------------
Symantec Corp.(a)                                205,000        8,974,900
-------------------------------------------------------------------------
VERITAS Software Corp.(a)                        293,400        8,127,180
=========================================================================
                                                               78,823,200
=========================================================================

THRIFTS & MORTGAGE FINANCE-1.81%

Fannie Mae                                       208,300       14,864,288
-------------------------------------------------------------------------
Washington Mutual, Inc.                          408,500       15,784,440
=========================================================================
                                                               30,648,728
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,472,197,262)                       1,633,815,181
=========================================================================

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

MONEY MARKET FUNDS-3.32%

Liquid Assets Portfolio-Institutional
  Class(c)                                     28,064,903  $   28,064,903
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    28,064,903      28,064,903
=========================================================================
    Total Money Market Funds (Cost
      $56,129,806)                                             56,129,806
=========================================================================
TOTAL INVESTMENTS-99.87% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,528,327,068)                                           1,689,944,987
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.58%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  9,909,000        9,909,000
-------------------------------------------------------------------------
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $9,909,000)                                         9,909,000
=========================================================================
TOTAL INVESTMENTS-100.45% (Cost
  $1,538,236,068)                                           1,699,853,987
=========================================================================
OTHER ASSETS LESS LIABILITIES-(0.45%)                          (7,667,747)
=========================================================================
NET ASSETS-100.00%                                         $1,692,186,240
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at June 30, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 6.

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,472,197,262)*                             $1,633,815,181
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $66,038,806)                               66,038,806
=============================================================
    Total investments (cost $1,538,236,068)     1,699,853,987
=============================================================
Foreign currencies, at value (cost $2,112)              2,142
-------------------------------------------------------------
Receivables for:
  Investments sold                                  7,913,392
-------------------------------------------------------------
  Fund shares sold                                  1,252,822
-------------------------------------------------------------
  Dividends                                         1,702,588
-------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    103,084
-------------------------------------------------------------
Other assets                                          107,736
=============================================================
    Total assets                                1,710,935,751
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             6,218,722
-------------------------------------------------------------
  Fund shares reacquired                            1,525,016
-------------------------------------------------------------
  Deferred compensation and retirement plans          161,624
-------------------------------------------------------------
  Collateral upon return of securities loaned       9,909,000
-------------------------------------------------------------
Accrued administrative services fees                  920,417
-------------------------------------------------------------
Accrued distribution fees -- Series II                 14,732
=============================================================
    Total liabilities                              18,749,511
=============================================================
Net assets applicable to shares outstanding    $1,692,186,240
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $2,279,023,454
-------------------------------------------------------------
  Undistributed net investment income              11,809,555
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities, foreign currencies
    and futures contracts                        (760,266,201)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities, foreign currencies and
    futures contracts                             161,619,432
=============================================================
                                               $1,692,186,240
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,668,151,135
_____________________________________________________________
=============================================================
Series II                                      $   24,035,105
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           81,503,999
_____________________________________________________________
=============================================================
Series II                                           1,181,389
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        20.47
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        20.34
_____________________________________________________________
=============================================================

* At June 30, 2004, securities with an aggregate market value of $9,764,992 were on loan to brokers.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $128,893)                                      $11,600,020
------------------------------------------------------------
Dividends from affiliated money market funds**       347,053
------------------------------------------------------------
Interest                                              20,426
============================================================
    Total investment income                       11,967,499
============================================================

EXPENSES:

Advisory fees                                      5,234,705
------------------------------------------------------------
Administrative services fees                       2,161,336
------------------------------------------------------------
Custodian fees                                        75,462
------------------------------------------------------------
Distribution fees -- Series II                        29,499
------------------------------------------------------------
Transfer agent fees                                   24,220
------------------------------------------------------------
Trustees' fees                                        17,603
------------------------------------------------------------
Other                                                156,876
============================================================
    Total expenses                                 7,699,701
============================================================
Less: Fees waived                                     (9,620)
============================================================
    Net expenses                                   7,690,081
============================================================
Net investment income                              4,277,418
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           79,695,406
------------------------------------------------------------
  Foreign currencies                                 (96,383)
------------------------------------------------------------
  Futures contracts                                2,739,867
============================================================
                                                  82,338,890
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (66,059,199)
------------------------------------------------------------
  Foreign currencies                                  (1,805)
------------------------------------------------------------
  Futures contracts                               (2,074,881)
============================================================
                                                 (68,135,885)
============================================================
Net gain from investment securities, foreign
  currencies and futures contracts                14,203,005
============================================================
Net increase in net assets resulting from
  operations                                     $18,480,423
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    4,277,418    $    7,662,550
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                                82,338,890      (102,417,712)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     (68,135,885)      456,837,228
==============================================================================================
    Net increase in net assets resulting from operations          18,480,423       362,082,066
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                --        (4,839,593)
----------------------------------------------------------------------------------------------
  Series II                                                               --           (46,580)
==============================================================================================
    Decrease in net assets resulting from distributions                   --        (4,886,173)
==============================================================================================
Share transactions-net:
  Series I                                                       (99,101,299)     (124,161,266)
----------------------------------------------------------------------------------------------
  Series II                                                        1,432,011         7,981,573
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          (97,669,288)     (116,179,693)
==============================================================================================
    Net increase (decrease) in net assets                        (79,188,865)      241,016,200
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,771,375,105     1,530,358,905
==============================================================================================
  End of period (including undistributed net investment
    income of $11,809,555 and $7,532,137 for 2004 and 2003,
    respectively)                                             $1,692,186,240    $1,771,375,105
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Premier Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security

                          AIM V.I. PREMIER EQUITY FUND
     is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement

                          AIM V.I. PREMIER EQUITY FUND
of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. The Fund's advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if any. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended June 30, 2004, AIM waived fees of $9,620.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $2,161,336 for such service, of which AIM retained $191,635 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $28,548 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25%
                          AIM V.I. PREMIER EQUITY FUND
of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $29,499.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                              MARKET                         PROCEEDS         UNREALIZED         MARKET                    REALIZED
                              VALUE         PURCHASES          FROM          APPRECIATION        VALUE        DIVIDEND       GAIN
FUND                         12/31/03        AT COST           SALES        (DEPRECIATION)      06/30/04       INCOME       (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                    $33,851,833     $156,601,631    $(162,388,561)      $    --        $28,064,903     $151,399     $    --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-Institutional
  Class                     33,851,833      156,601,631     (162,388,561)           --         28,064,903      144,199          --
-----------------------------------------------------------------------------------------------------------------------------------
    Subtotal               $67,703,666     $313,203,262    $(324,777,122)      $    --        $56,129,806     $295,598     $    --
___________________________________________________________________________________________________________________________________
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                              MARKET                         PROCEEDS         UNREALIZED         MARKET                    REALIZED
                              VALUE         PURCHASES          FROM          APPRECIATION        VALUE        DIVIDEND       GAIN
FUND                         12/31/03        AT COST           SALES        (DEPRECIATION)      06/30/04       INCOME*      (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                    $ 43,116,875    $240,447,275    $(273,655,150)      $    --        $ 9,909,000     $ 51,455     $    --
===================================================================================================================================
    Total                  $110,820,541    $553,650,537    $(598,432,272)      $    --        $66,038,806     $347,053     $    --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $47,753.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $2,700 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the
                          AIM V.I. PREMIER EQUITY FUND
additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2004, securities with an aggregate value of $9,764,992 were on loan to brokers. The loans were secured by cash collateral of $9,909,000 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2004, the Fund received dividends on cash collateral net of fees paid to counterparties of $51,455 for securities lending transactions.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to use capital loss carryforward may be limited under the Internal Revenue Code and related regulations.

    The Fund has a capital loss carryforward for tax purposes as of December 31, 2003 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2009                                             $250,136,976
---------------------------------------------------------------------------
December 31, 2010                                              412,231,328
---------------------------------------------------------------------------
December 31, 2011                                              157,184,466
===========================================================================
    Total Capital Loss Carryforward                           $819,552,770
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $1,120,789,287 and $1,198,774,247, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                    INVESTMENT SECURITIES ON A TAX BASIS
----------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $185,611,472
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (31,921,910)
============================================================================
Net unrealized appreciation of investment securities            $153,689,562
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $1,546,164,425.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 9--SHARE INFORMATION

                                                 CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED                      YEAR ENDED
                                                                        JUNE 30, 2004                   DECEMBER 31, 2003
                                                              ---------------------------------    ----------------------------
                                                                   SHARES            AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                        6,249,420       $127,236,226       8,856,249    $ 156,752,191
-------------------------------------------------------------------------------------------------------------------------------
  Series II                                                         230,669          4,663,767         760,541       13,412,567
===============================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                               --                 --         210,955        4,128,344
-------------------------------------------------------------------------------------------------------------------------------
  Series II                                                              --                 --           2,392           46,580
===============================================================================================================================
Reacquired:
  Series I                                                      (11,191,859)      (226,337,525)    (16,320,429)    (285,041,801)
-------------------------------------------------------------------------------------------------------------------------------
  Series II                                                        (162,415)        (3,231,756)       (319,790)      (5,477,574)
===============================================================================================================================
                                                                 (4,874,185)      $(97,669,288)     (6,810,082)   $(116,179,693)
_______________________________________________________________________________________________________________________________
===============================================================================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                   SERIES I
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                               YEAR ENDED DECEMBER 31,
                                               JUNE 30,        ------------------------------------------------------------------
                                                 2004             2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $   20.23        $    16.22    $    23.35    $    27.30    $    33.50    $    26.25
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.06              0.09(a)       0.05(a)       0.06(a)       0.04(a)       0.06(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.18              3.98         (7.11)        (3.50)        (4.94)         7.76
=================================================================================================================================
    Total from investment operations               0.24              4.07         (7.06)        (3.44)        (4.90)         7.82
=================================================================================================================================
Less distributions:
  Dividends from net investment income               --             (0.06)        (0.07)        (0.03)        (0.04)        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --                --            --         (0.48)        (1.26)        (0.48)
=================================================================================================================================
    Total distributions                              --             (0.06)        (0.07)        (0.51)        (1.30)        (0.57)
=================================================================================================================================
Net asset value, end of period                $   20.47        $    20.23    $    16.22    $    23.35    $    27.30    $    33.50
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    1.19%            25.08%       (30.26)%      (12.53)%      (14.68)%       29.90%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $1,668,151       $1,748,961    $1,519,525    $2,558,120    $2,746,161    $2,383,367
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets            0.89%(c)          0.85%         0.85%         0.85%         0.84%         0.76%
=================================================================================================================================
Ratio of net investment income to average
  net assets                                       0.50%(c)          0.48%         0.24%         0.24%         0.12%         0.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                           67%               50%           46%           40%           62%           62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $1,709,927,071.
(d)  Not annualized for periods less than one year.

                          AIM V.I. PREMIER EQUITY FUND

                                                                                      SERIES II
                                                              ---------------------------------------------------------
                                                                                                     SEPTEMBER 19, 2001
                                                              SIX MONTHS           YEAR ENDED           (DATE SALES
                                                                ENDED             DECEMBER 31,         COMMENCED) TO
                                                               JUNE 30,        ------------------       DECEMBER 31,
                                                                 2004           2003       2002             2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 20.14         $ 16.17    $ 23.34          $21.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.02            0.04(a)    0.00(a)         0.00(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.18            3.97      (7.10)           2.85
=======================================================================================================================
    Total from investment operations                              0.20            4.01      (7.10)           2.85
=======================================================================================================================
Less distributions:
  Dividends from net investment income                              --           (0.04)     (0.07)          (0.03)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --              --         --           (0.48)
=======================================================================================================================
    Total distributions                                             --           (0.04)     (0.07)          (0.51)
=======================================================================================================================
Net asset value, end of period                                 $ 20.34         $ 20.14    $ 16.17          $23.34
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   0.99%          24.83%    (30.44)%         13.66%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $24,035         $22,414    $10,834          $  687
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                           1.14%(c)        1.10%      1.10%           1.10%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.25%(c)        0.23%     (0.01)%         (0.01)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(e)                                          67%             50%        46%             40%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $23,728,796.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

                          AIM V.I. PREMIER EQUITY FUND

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and

                          AIM V.I. PREMIER EQUITY FUND
former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                          AIM V.I. PREMIER EQUITY FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Premier Equity Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                     WITHHOLDING
      TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  485,251,764      20,583,220
      Frank S. Bayley.............................................  485,193,740      20,641,244
      James T. Bunch..............................................  485,846,832      19,958,152
      Bruce L. Crockett...........................................  485,356,560      20,478,424
      Albert R. Dowden............................................  485,381,238      20,453,746
      Edward K. Dunn, Jr. ........................................  484,642,618      21,192,366
      Jack M. Fields..............................................  485,417,523      20,417,461
      Carl Frischling.............................................  484,781,819      21,053,165
      Robert H. Graham............................................  485,247,575      20,587,409
      Gerald J. Lewis.............................................  484,388,317      21,446,667
      Prema Mathai-Davis..........................................  484,212,736      21,622,248
      Lewis F. Pennock............................................  485,257,174      20,577,810
      Ruth H. Quigley.............................................  483,391,857      22,443,127
      Louis S. Sklar..............................................  484,592,297      21,242,687
      Larry Soll, Ph.D. ..........................................  484,654,198      21,180,786
      Mark H. Williamson..........................................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                          AIM V.I. PREMIER EQUITY FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                  Vice President                                Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                    Vice President                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                          AIM V.I. PREMIER EQUITY FUND

                                                       AIM V.I. REAL ESTATE FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                   AIM V.I. REAL ESTATE FUND seeks to achieve high total return.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                     AIM V.I. REAL ESTATE FUND

RETAIL, LODGING HOLDINGS BOOSTED                                                          were energy, industrials, and consumer
FUND PERFORMANCE                                                                          staples; the weakest performers were
                                                                                          materials, information technology, and
For the six-month period ended June 30,     historically increased during periods of      consumer discretionary.
2004, AIM V.I. Real Estate Fund Series I    economic expansion. Higher rents
shares returned 7.46%, excluding product    combined with steady or increasing               In its mid-June Beige Book, the U.S.
issuer charges. (Had the effects of         occupancy rates provide support for REIT      Federal Reserve (the Fed) said economic
product issuer charges been included,       prices.                                       activity in April and May continued to
the return would have been lower.)                                                        expand. Residential real estate markets
Performance for Series II shares and           Strong money flows into REITs drove        remained strong, and in a few areas,
benchmark indexes is shown in the table     market conditions during the reporting        commercial real estate markets
below. The fund outperformed its            period, fueling strong performance            stabilized or even strengthened, the Fed
benchmarks, the S&P 500 Index, the          during the first quarter and the market       reported.
Morgan Stanley REIT Index and the Lipper    recovery after a sell-off in April and
Real Estate Fund Index, which returned      May. The sell-off was the result of a         YOUR FUND
3.44%, 5.19% and 5.81%, respectively.       strong job report on April 2, and we
The fund's outperformance was fueled by     believe the sell-off was tied to the          Over the six-month reporting period, the
its large holdings in some of the           desire for more rapid earnings growth in      fund added lodging-resorts and apartment
market's strongest-performing property      an expanding economy. REITs continued to      holdings and reduced health care REIT
types, including retail outlet centers      perform better than their underlying          holdings. Health care tends to be a more
and regional malls. The fund also           fundamentals suggested.                       defensive sector, and we geared the fund
benefited from its limited exposure to                                                    more toward a reviving economy.
the poorest-performing sectors,                During the period, occupancy levels
including health care and specialty         increased modestly, but the rate of              Lodging REITs boosted fund
properties.                                 improvement was not consistent across         performance as occupancy rates increased
                                            all property types. Fundamentals appeared     and consumers traveled more amid a break
MARKET CONDITIONS                           to have stabilized and were set to            in gasoline prices. Corporate spending
                                            improve as the economy improves.              on travel also increased, including
While real estate investment trusts                                                       expenditures in business travel and
(REITs) have not historically been very        In the economy as a whole, gross           conventions. Such holdings as Hilton
sensitive to interest rates, April saw      domestic product expanded at an               Hotels Corp. benefited from the trend,
the REIT market drop on news about          annualized rate of 4.5% in the first          as demand increased to the point that
rising bond yields combined with            quarter of 2004 and 3.0% during the           hotels were able to raise rates. The
concerns that REITs may be overvalued.      second quarter. The S&P 500 Index             lodging sector also saw a revenue
The sector recovered some of the losses,    advanced only slightly during the             increase due to greater timeshare
however, as the initial reaction abated.    period, growing by single digits in           income.
REITs are supported by underlying           January, February, May, and June, and
properties, and rents have                  declining by single digits in March and          We remained heavily invested in
                                            April. The strongest-performing sectors       regional malls and continued to increase
                                                                                          exposure to hotels because we believe
                                                                                          hotels will benefit strongly from a
                                                                                          rebounding economy. During


===================================================================================================================================
TOP 10 EQUITY HOLDINGS*                     TOP 10 PROPERTY TYPES*                        FUND VS. INDEXES
-----------------------------------------------------------------------------------------------------------------------------------
 1. General Growth Properties, Inc.   6.2%   1. Retail                           31.4%    Total returns 12/31/03--6/30/04,
 2. ProLogis                          6.1    2. Office Properties                16.7     excluding product issuer charges. If
 3. Simon Property Group, Inc.        6.0    3. Apartments                       15.8     product issuer charges were included,
 4. Boston Properties, Inc.           4.8    4. Industrial Properties            11.2     returns would be lower.
 5. Chelsea Property Group, Inc.      4.8    5. Lodging-Resorts                   8.6
 6. Vornado Realty Trust              4.6    6. Diversified                       5.6     Series I Shares                     7.46%
 7. CenterPoint Properties Trust      4.1    7. Specialty Properties              3.2     Series II Shares                    7.37
 8. SL Green Realty Corp.             3.7    8. Self Storage Facilities           2.7     S&P 500 Index
 9. Macerich Co. (The)                3.3    9. Healthcare                        0.9     (Broad Market Index)                3.44
10. Essex Property Trust, Inc.        3.3   10. Industrial/Office Properties      0.8     Morgan Stanley REIT Index
                                                                                          (Style-specific Index)              5.19
                                                                                          Lipper Real Estate Fund Index
                                                                                          (Peer Group Index)                  5.81

                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS*             63
                                                                                          TOTAL NET ASSETS           $39.9 MILLION
===================================================================================================================================

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                AIM V.I. SMALL CAP EQUITY FUND

the reporting period, we added apartment    The fund remained committed to its            the values of other currencies, the
REITs to the portfolio. Although the        strategy of investing in high-quality         custody arrangements made for the fund's
apartment market may improve in 2005 or     REITs.                                        foreign holdings, differences in
2006, we believe it's too early to                                                        accounting, political risks and the
invest more heavily in the sector, and      AVERAGE ANNUAL TOTAL RETURNS                  lesser degree of public information
the fund's weighting in the multi-family    ----------------------------------            required to be provided by non-U.S.
housing market remains in line with the     As of 6/30/04                                 companies.
benchmark.
                                            SERIES I SHARES                                  The fund may invest up to 25% of its
   The fund benefited from its marginal     Inception (3/31/98)          8.96%            assets in the securities of non-U.S.
positions in the French and British real     5 Years                    13.76             issuers.
estate markets. During a period of           1 Year                     29.33
volatility in the U.S. REIT market, the                                                      The fund invests substantial assets
French and British markets have been        SERIES II SHARES                              in real estate investment trusts
relatively more secure and less             Inception                    8.70%            (REITs), which present risks not
volatile. Although we made no                5 Years                    13.49             associated with investing in stocks.
significant changes in the office            1 Year                     29.06
sector, we continue to favor properties                                                      Investing in small and mid-size
in Midtown Manhattan, inside the beltway    PERFORMANCE INFORMATION                       companies involves risks not associated
in Washington, D.C. and in Southern                                                       with investing in more established
California. We continued to favor the       Returns since the inception date of           companies, including business risk,
industrial REIT sector because we           Series II shares are historical. All          significant stock price fluctuations and
believe the reviving economy will help      other returns are the blended returns of      illiquidity.
some of the fund's larger holdings such     the historical performance of the fund's
as ProLogis and CenterPoint.                Series II shares since their inception        ABOUT INDEXES USED IN THIS REPORT
                                            and the restated historical performance
   Specific holdings that benefited the     of the fund's Series I shares (for            The unmanaged Lipper Real Estate Fund
fund included Simon Property Group, the     periods prior to inception of the Series      Index represents an average of the
nation's largest owner of shopping          II shares) adjusted to reflect the            performance of the 30 largest real
malls. Simon Property Group owns,           higher Rule 12b-1 fees applicable to the      estate funds tracked by Lipper, Inc., an
develops and manages approximately 250      Series II shares. The inception date of       independent mutual fund performance
properties in 37 states. Simon in June      the fund's Series I shares is 3/31/98.        monitor.
announced an agreement to acquire           The inception date of the fund's Series
another fund holding and strong             II shares is 4/30/04. The Series I and           The unmanaged Standard & Poor's
contributor, Chelsea Property Group,        Series II shares invest in the same           Composite Index of 500 Stocks (the S&P
Inc., for $3.5 billion. Chelsea is the      portfolio of securities and will have         500--Registered Trademark-- Index) is an
leading owner, developer and manager of     substantially similar performance,            index of common stocks frequently used
premium outlet centers in the United        except to the extent that expenses borne      as a general measure of U.S. stock
States and Asia. Its portfolio includes     by each class differ.                         market performance.
35 outlet centers (31 in the United
States and four in Japan) in major             The performance data quoted represent         The Morgan Stanley REIT Index is a
metropolitan markets such as New York,      past performance and cannot guarantee         total-return index composed of the most
Los Angeles and Boston, as well as such     comparable future results; current            actively traded real estate investment
tourist destinations as Orlando, Las        performance may be lower or higher.           trusts and is designed to be a measure
Vegas and Palm Springs.                     Please see your financial advisor for         of real estate equity performance. The
                                            the most recent month-end performance.        index was developed with a base value of
   Among the detractors from fund           Performance figures reflect fund              200 as of December 31, 1994.
performance was Liberty Property Trust,     expenses, reinvested distributions and
a REIT that owns and leases suburban        changes in net asset value. Investment           A direct investment cannot be made in
office and industrial properties.           return and principal value will               an index. Unless otherwise indicated,
Liberty reported first quarter 2004         fluctuate so that you may have a gain or      index results include reinvested
diluted funds from operations declined      loss when you sell shares.                    dividends, and they do not reflect sales
to $0.81 per share from $0.88 per share                                                   charges. Performance of an index of funds
on common stock in the first quarter of        AIM V.I. Real Estate Fund, a series        reflects fund expenses; performance of a
2003. The company's chief executive         portfolio of AIM Variable Insurance           market index does not.
officer said leasing productivity was on    Funds, is offered through insurance
target but the overall industrial real      company separate accounts to fund                The fund is not managed to track the
estate environment is highly                variable annuity contracts and variable       performance of any particular index,
competitive.                                life insurance policies, and through          including the indexes defined here, and
                                            certain pension or retirement plans.          consequently, the performance of the
IN CLOSING                                  Performance figures given represent the       fund may deviate significantly from the
                                            fund and are not intended to reflect          performance of the indexes.
We are pleased that the fund                actual variable product values. They do
outperformed its benchmark indexes over     not reflect sales charges, expenses and       OTHER INFORMATION
the past six months.                        fees at the separate account level.
                                            Sales charges, expenses and fees, which       The returns shown in the Management's
==================================          are determined by the product issuers,        Discussion of Fund Performance are based
     PORTFOLIO MANAGEMENT TEAM              will vary and will lower the total            on net asset values calculated for
           AS OF 6/30/04                    return.                                       shareholder transactions. Generally
         MARK D. BLACKBURN                                                                accepted accounting principles require
JOE V. RODRIGUEZ JR., LEAD MANAGER             Had the advisor not waived fees            adjustments to be made to the net assets
        JAMES W. TROWBRIDGE                 and/or reimbursed expenses, performance       of the fund at period end for financial
 ASSISTED BY THE REAL ESTATE TEAM           would have been lower.                        reporting purposes, and as such, the net
==================================                                                        asset value for shareholder transactions
                                            PRINCIPAL RISKS OF INVESTING IN THE FUND      and the returns based on those net asset
                                                                                          values may differ from the net asset
                                            Investing in a single-sector or               values and returns reported in the
                                            single-region mutual fund involves            Financial Highlights. Additionally, the
                                            greater risk and potential reward than        returns and net asset values shown
                                            investing in a more diversified fund.         throughout this report are at the fund
                                                                                          level only and do not include variable
                                               International investing presents           product issuer charges. If such charges
                                            certain risks not associated with             were included, the total returns would
                                            investing solely in the United States.        be lower.
                                            These include risks relating to
                                            fluctuations in the value of the U.S.         A description of the policies and
                                            dollar relative to                            procedures that the fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, from our
                                                                                          Client Services department at
                                                                                          800-959-4246 or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                                                       VIREA-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-96.82%

APARTMENTS-15.76%

Archstone-Smith Trust                             26,300   $   771,379
----------------------------------------------------------------------
Avalonbay Communities, Inc.                       16,100       909,972
----------------------------------------------------------------------
BRE Properties, Inc.-Class A                      17,200       597,700
----------------------------------------------------------------------
Camden Property Trust                              7,900       361,820
----------------------------------------------------------------------
Canadian Apartment Properties Real Estate
  Investment Trust (Canada)                       15,300       142,422
----------------------------------------------------------------------
Equity Residential                                33,300       990,009
----------------------------------------------------------------------
Essex Property Trust, Inc.                        19,000     1,298,650
----------------------------------------------------------------------
Summit Properties Inc.                             2,800        71,792
----------------------------------------------------------------------
United Dominion Realty Trust, Inc.                57,700     1,141,306
======================================================================
                                                             6,285,050
======================================================================

DIVERSIFIED-5.56%

AEW Real Estate Income Fund                        1,900        30,685
----------------------------------------------------------------------
Gecina S.A. (France)                                 400        31,512
----------------------------------------------------------------------
Hang Lung Properties Ltd. (Hong Kong)             22,000        28,347
----------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Bermuda)             17,000        26,520
----------------------------------------------------------------------
Mitsubishi Estate Co., Ltd. (Japan)                6,000        74,638
----------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Japan)                   8,000        96,137
----------------------------------------------------------------------
Sino Land Co. Ltd. (Hong Kong)                    48,000        26,770
----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Hong Kong)           3,000        24,616
----------------------------------------------------------------------
Unibail (France)                                     600        62,194
----------------------------------------------------------------------
Vornado Realty Trust                              31,800     1,816,098
======================================================================
                                                             2,217,517
======================================================================

HEALTHCARE-0.91%

Nationwide Health Properties, Inc.                 7,200       136,080
----------------------------------------------------------------------
Ventas, Inc.                                       9,800       228,830
======================================================================
                                                               364,910
======================================================================

INDUSTRIAL PROPERTIES-11.23%

Catellus Development Corp.                        14,947       368,444
----------------------------------------------------------------------
CenterPoint Properties Trust                      21,200     1,627,100
----------------------------------------------------------------------
Keystone Property Trust-Series E, 7.38% Pfd.       1,700        42,840
----------------------------------------------------------------------
ProLogis                                          74,214     2,443,125
======================================================================
                                                             4,481,509
======================================================================

INDUSTRIAL/OFFICE PROPERTIES-0.81%

Liberty Property Trust                             8,000       321,680
======================================================================

LODGING-RESORTS-8.60%

Fairmont Hotels & Resorts Inc. (Canada)           16,900       455,455
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

LODGING-RESORTS-(CONTINUED)

Hilton Hotels Corp.                               55,200   $ 1,030,032
----------------------------------------------------------------------
Host Marriott Corp.(a)                            50,400       622,944
----------------------------------------------------------------------
LaSalle Hotel Properties                          13,700       334,280
----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         22,000       986,700
======================================================================
                                                             3,429,411
======================================================================

OFFICE PROPERTIES-16.72%

Alexandria Real Estate Equities, Inc.             15,700       891,446
----------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.-Series
  C,
  8.38% Pfd.(a)                                    1,800        45,619
----------------------------------------------------------------------
Arden Realty, Inc.                                11,400       335,274
----------------------------------------------------------------------
Boston Properties, Inc.                           38,500     1,928,080
----------------------------------------------------------------------
Brandywine Realty Trust                           12,100       328,999
----------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              12,800       368,000
----------------------------------------------------------------------
CarrAmerica Realty Corp.                           6,500       196,495
----------------------------------------------------------------------
Kilroy Realty Corp.                                9,700       330,770
----------------------------------------------------------------------
Mack-Cali Realty Corp.                            17,000       703,460
----------------------------------------------------------------------
SL Green Realty Corp.                             31,800     1,488,240
----------------------------------------------------------------------
Sophia (France)                                    1,200        52,829
======================================================================
                                                             6,669,212
======================================================================

REGIONAL MALLS-19.12%

General Growth Properties, Inc.                   83,600     2,472,052
----------------------------------------------------------------------
Klepierre (France)                                 1,500       102,804
----------------------------------------------------------------------
Liberty International PLC (United Kingdom)         2,800        38,768
----------------------------------------------------------------------
Macerich Co. (The)                                27,300     1,306,851
----------------------------------------------------------------------
Mills Corp. (The)                                 10,700       499,690
----------------------------------------------------------------------
Rouse Co. (The)                                   17,400       826,500
----------------------------------------------------------------------
Simon Property Group, Inc.                        46,300     2,380,746
======================================================================
                                                             7,627,411
======================================================================

SELF STORAGE FACILITIES-2.66%

Public Storage, Inc.                              14,100       648,741
----------------------------------------------------------------------
Shurgard Storage Centers, Inc.-Class A            11,000       411,400
======================================================================
                                                             1,060,141
======================================================================

SHOPPING CENTERS-12.26%

Capital & Regional PLC (United Kingdom)            8,500        83,046
----------------------------------------------------------------------
Chelsea Property Group, Inc.                      29,200     1,904,424
----------------------------------------------------------------------
Developers Diversified Realty Corp.               36,300     1,283,931
----------------------------------------------------------------------
Eurocommercial Properties N.V. (Netherlands)       2,600        79,109
----------------------------------------------------------------------
Federal Realty Investment Trust                    6,700       278,653
----------------------------------------------------------------------

                           AIM V.I. REAL ESTATE FUND


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
SHOPPING CENTERS-(CONTINUED)

Japan Retail Fund Investment Corp. (Japan)            12   $    83,017
----------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.                8,600       434,472
----------------------------------------------------------------------
Regency Centers Corp.                             10,800       463,320
----------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 18,900       279,909
======================================================================
                                                             4,889,881
======================================================================

SPECIALTY PROPERTIES-3.19%

American Financial Realty Trust                   21,600       308,664
----------------------------------------------------------------------
Entertainment Properties Trust                     8,400       300,216
----------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       20,400       664,632
======================================================================
                                                             1,273,512
======================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $33,758,557)                                    38,620,234
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------


MONEY MARKET FUNDS-3.05%

INVESCO Treasurer's Money Market Reserve Fund
  (Cost $1,218,192)(b)                         1,218,192   $ 1,218,192
======================================================================
TOTAL INVESTMENTS-99.87% (Cost $34,976,749)                 39,838,426
======================================================================
OTHER ASSETS LESS LIABILITIES-0.13%                             50,017
======================================================================
NET ASSETS-100.00%                                         $39,888,443
______________________________________________________________________
======================================================================

Investment Abbreviations:

Pfd.  - Preferred
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost $33,758,557)  $38,620,234
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,218,192)                                1,218,192
============================================================
    Total investments (cost $34,976,749)          39,838,426
============================================================
Receivables for:
  Fund shares sold                                   112,476
------------------------------------------------------------
  Dividends                                          175,239
------------------------------------------------------------
  Amount due from advisor                             10,504
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     1,989
============================================================
    Total assets                                  40,138,634
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              122,103
------------------------------------------------------------
  Fund shares reacquired                              81,841
------------------------------------------------------------
  Deferred compensation and retirement plans           2,057
------------------------------------------------------------
Accrued administrative services fees                  15,362
------------------------------------------------------------
Accrued distribution fees -- Series II                     3
------------------------------------------------------------
Accrued transfer agent fees                              816
------------------------------------------------------------
Accrued operating expenses                            28,009
============================================================
    Total liabilities                                250,191
============================================================
Net assets applicable to shares outstanding      $39,888,443
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $32,219,969
------------------------------------------------------------
Undistributed net investment income                  872,631
------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                1,934,154
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                4,861,689
============================================================
                                                 $39,888,443
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $39,877,407
____________________________________________________________
============================================================
Series II                                        $    11,036
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           2,588,160
____________________________________________________________
============================================================
Series II                                                716
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $     15.41
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $     15.41
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $4,314)                                         $  561,037
------------------------------------------------------------
Dividends from affiliated money market funds           9,673
============================================================
    Total investment income                          570,710
============================================================

EXPENSES:

Advisory fees                                        153,192
------------------------------------------------------------
Administrative services fees                          55,824
------------------------------------------------------------
Custodian fees                                        12,201
------------------------------------------------------------
Distribution fees -- Series II                             4
------------------------------------------------------------
Transfer agent fees                                    3,334
------------------------------------------------------------
Reports to shareholders                               13,962
------------------------------------------------------------
Professional fees                                     17,095
------------------------------------------------------------
Trustees' fees                                         1,100
------------------------------------------------------------
Other                                                  1,868
============================================================
    Total expenses                                   258,580
============================================================
Less: Fees waived and expense offset
  arrangements                                       (31,692)
============================================================
    Net expenses                                     226,888
============================================================
Net investment income                                343,822
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                              750,275
------------------------------------------------------------
  Foreign currencies                                 (10,761)
============================================================
                                                     739,514
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                              730,852
------------------------------------------------------------
  Foreign currencies                                     (22)
============================================================
                                                     730,830
============================================================
Net gain from investment securities and foreign
  currencies                                       1,470,344
============================================================
Net increase in net assets resulting from
  operations                                      $1,814,166
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS.

For the six months ended June 30, 2004 and the year ended December 31, 2003 (Unaudited)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2004            2003
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   343,822    $   540,013
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                    739,514      1,641,153
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             730,830      3,983,965
=========================================================================================
    Net increase in net assets resulting from operations        1,814,166      6,165,131
=========================================================================================
Distributions to shareholders from net investment
  income -- Series I                                                   --       (384,782)
=========================================================================================
Share transactions-net:
  Series I                                                     11,977,503      7,437,426
-----------------------------------------------------------------------------------------
  Series II                                                        10,000             --
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                              11,987,503      7,437,426
=========================================================================================
    Net increase in net assets                                 13,801,669     13,217,775
=========================================================================================

NET ASSETS:

  Beginning of period                                          26,086,774     12,868,999
=========================================================================================
  End of period (including undistributed net investment
    income of $872,631 and $528,809 for 2004 and 2003,
    respectively)                                             $39,888,443    $26,086,774
_________________________________________________________________________________________
=========================================================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Real Estate Fund, formerly known as INVESCO VIF-Real Estate Opportunity Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.

    The Fund's investment objective is to achieve high total return. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may
                           AIM V.I. REAL ESTATE FUND
     be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
                           AIM V.I. REAL ESTATE FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average net assets.

    For the period May 1, 2004 through June 30, 2004, the Fund paid advisory fees to AIM of $55,302. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $97,890. AIM has entered into sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

    The Fund's advisor has contractually agreed to waive advisory fees and or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. Prior to May 1, 2004, the Fund's advisor had agreed to waive advisory fees and/or reimburse expense of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.35%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above:
(i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the contractual expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the period May 1, 2004 through June 30, 2004, AIM waived fees of $20,201. For the period January 1, 2004 through April 30, 2004, IFG waived fees of $11,381.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the period May 1, 2004 through June 30, 2004, the Fund paid AIM $23,695 for such services, of which AIM retained $8,333 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, the Fund paid IFG $32,129 for such services, of which IFG retained $4,938 for services provided by IFG.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $2,887 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $2 after AIM Distributors waived Plan fees of $2.

    Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      06/30/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Invesco
  Treasurer's
  Money Market
  Reserve Fund    $1,799,987       $16,340,726       $(16,922,521)        $    --         $1,218,192       $9,673        $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                           AIM V.I. REAL ESTATE FUND

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2004, the Fund received reductions in custodian fees of $108 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $108.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $369 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $20,432,942 and $7,272,422, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $5,047,301
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (193,646)
==============================================================================
Net unrealized appreciation of investment securities              $4,853,655
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $34,984,771.

                           AIM V.I. REAL ESTATE FUND

NOTE 9--SHARE INFORMATION

                                          CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED               YEAR ENDED
                                                                   JUNE 30, 2004             DECEMBER 31, 2003
                                                              ------------------------    ------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    1,357,975    $20,551,611    1,026,217    $12,642,163
------------------------------------------------------------------------------------------------------------------
  Series II*                                                        716         10,000           --             --
==================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                           --             --       27,387        384,782
==================================================================================================================
Reacquired:
  Series I                                                     (588,727)    (8,574,108)    (460,976)    (5,589,519)
==================================================================================================================
                                                                769,964    $11,987,503      592,628    $ 7,437,426
__________________________________________________________________________________________________________________
==================================================================================================================

* Series II shares commenced sales on April 30, 2004.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                              -----------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                      YEAR ENDED DECEMBER 31,
                                                               JUNE 30,        ------------------------------------------------
                                                                 2004           2003       2002       2001      2000      1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 14.34         $ 10.49    $  9.97    $10.15    $ 7.91    $ 8.22
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.15            0.20       0.14      0.20      0.15      0.29
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.92            3.87       0.50     (0.28)     2.11     (0.28)
===============================================================================================================================
    Total from investment operations                              1.07            4.07       0.64     (0.08)     2.26      0.01
===============================================================================================================================
Less dividends from net investment income                           --           (0.22)     (0.12)    (0.10)    (0.02)    (0.32)
===============================================================================================================================
Net asset value, end of period                                 $ 15.41         $ 14.34    $ 10.49    $ 9.97    $10.15    $ 7.91
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(a)                                                   7.46%          38.82%      6.37%    (0.76)%   28.63%     0.35%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $39,877         $26,087    $12,869    $4,723    $2,456    $  625
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     1.33%(b)        1.35%      1.36%     1.38%     1.73%     1.92%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  1.52%(b)        1.62%      1.89%     2.70%     5.28%     9.72%
===============================================================================================================================
Ratio of net investment income to average net assets              2.02%(b)        3.02%      4.53%     4.35%     3.96%     4.25%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(c)                                          23%            126%       191%      163%      168%      465%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b) Ratios are annualized and based on average daily net assets of $34,226,156.
(c)  Not annualized for periods less than one year.

                           AIM V.I. REAL ESTATE FUND

                                                                SERIES II
                                                              --------------
                                                              APRIL 30, 2004
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                                 JUNE 30,
                                                                   2004
----------------------------------------------------------------------------
Net asset value, beginning of period                              $13.96
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.05
============================================================================
  Net gains on securities (both realized and unrealized)            1.40
============================================================================
    Total from investment operations                                1.45
============================================================================
Net asset value, end of period                                    $15.41
____________________________________________________________________________
============================================================================
Total return(a)                                                    10.39%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   11
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.45%(b)
----------------------------------------------------------------------------
  Without fee waivers                                               1.87%(b)
============================================================================
Ratio of net investment income to average net assets                1.90%(b)
____________________________________________________________________________
============================================================================
Portfolio turnover rate(c)                                            23%
____________________________________________________________________________
============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return not annualized for the period and does not reflect charges at the separate account level which if included would reduce total return for the periods shown.
(b)  Ratios are annualized and based on average daily net assets of $10,422.
(c)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

                           AIM V.I. REAL ESTATE FUND

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and

                           AIM V.I. REAL ESTATE FUND
state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                           AIM V.I. REAL ESTATE FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Real Estate Fund, (formerly INVESCO VIF-Real Estate Opportunity Fund), an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, ("Trust"), (formerly a portfolio of INVESCO Variable Investment Funds, Inc., a Maryland corporation), ("Company")), was held on April 2, 2004. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

(2)   To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)* To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust.

(5A) To approve changing the investment objectives of INVESCO VIF-Real Estate Opportunity Fund.

(5B) To approve making new investment objective non-fundamental for INVESCO VIF-Real Estate Opportunity Fund.

(6) To approve changing the fundamental investment restrictions of INVESCO VIF-Real Estate Opportunity Fund:

      (a) Issuer diversification

      (b) Borrowing money and issuing senior securities

      (c) Underwriting securities

      (d) Industry concentration

      (e) Purchasing or selling real estate

      (f) Purchasing or selling commodities

      (g) Making loans

      (h) Investing the fund's assets in an open-end fund.

The results of the voting on the above matters were as follows:

                                                                     WITHHOLDING
      TRUSTEES/MATTER                                VOTES FOR        AUTHORITY
--------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  93,545,754       4,458,528
      Frank S. Bayley..............................  93,653,161       4,351,121
      James T. Bunch...............................  93,688,828       4,315,454
      Bruce L. Crockett............................  93,737,421       4,266,861
      Albert R. Dowden.............................  93,716,317       4,287,965
      Edward K. Dunn, Jr...........................  93,623,043       4,381,239
      Jack M. Fields...............................  93,746,928       4,257,354
      Carl Frischling..............................  93,654,819       4,349,463
      Robert H. Graham.............................  93,716,756       4,287,526
      Gerald J. Lewis..............................  93,594,018       4,410,264
      Prema Mathai-Davis...........................  93,482,582       4,521,700
      Lewis F. Pennock.............................  93,664,049       4,340,233
      Ruth H. Quigley..............................  93,518,516       4,485,766
      Louis S. Sklar...............................  93,623,163       4,381,119
      Larry Soll, Ph.D.............................  93,521,612       4,482,670
      Mark H. Williamson...........................  93,642,072       4,362,210

* Proposal required approval by a combined vote of all the portfolios of INVESCO Variable Investment Funds, Inc.

                           AIM V.I. REAL ESTATE FUND

                                                                        VOTES         WITHHELD/
       MATTER                                         VOTES FOR        AGAINST       ABSTENTIONS
------------------------------------------------------------------------------------------------
(2)    Approval of a new Investment Advisory
       Agreement with A I M Advisors, Inc...........   1,674,384         35,039         132,619

(3)    Approval of a new Sub-Advisory Agreement
       between A I M Advisors, Inc. and INVESCO
       Institutional (N.A.), Inc....................   1,681,829         25,483         134,730

(4)*   Approval of an Agreement and Plan of
       Reorganization to redomesticate each series
       portfolio of Company as a new series
       portfolio of AIM Variable Insurance Funds, an
       existing Delaware statutory trust............  88,123,016      3,299,467       6,581,799

(5A)   Approval of changing the investment
       objectives of INVESCO VIF-Real Estate
       Opportunity Fund.............................   1,648,735         73,109         120,198

(5B)   Approval of making new investment objective
       non-fundamental for INVESCO VIF-Real Estate
       Opportunity Fund.............................   1,658,108         71,402         112,532

(6)    Approval of changing the fundamental
       investment restrictions of INVESCO VIF-Real
       Estate Opportunity Fund:

       (a) Issuer diversification...................   1,564,484         56,725         220,833

       (b) Borrowing money and issuing senior
       securities...................................   1,532,074         89,135         220,833

       (c) Underwriting securities..................   1,497,249        123,960         220,833

       (d) Industry concentration...................   1,559,726         61,483         220,833

       (e) Purchasing or selling real estate........   1,558,882         62,327         220,833

       (f) Purchasing or selling commodities........   1,533,919         87,290         220,833

       (g) Making loans.............................   1,485,182        136,027         220,833

       (h) Investing the fund's assets in an
       open-end fund................................   1,556,296         64,913         220,833

* Proposal required approval by a combined vote of all the portfolios of INVESCO Variable Investment Funds, Inc.

                           AIM V.I. REAL ESTATE FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                   Chairman and President                       Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                     Executive Vice President                     INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                   Senior Vice President, Secretary             Suite 100
Albert R. Dowden                   and Chief Legal Officer                      Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             SUB-ADVISOR
                                   Vice President and Treasurer                 INVESCO Institutional (N.A.), Inc.
Jack M. Fields                                                                  INVESCO Realty Advisors division
                                  Robert G. Alley                               Three Galleria Tower
Carl Frischling                    Vice President                               Suite 500
                                                                                13155 Noel Road
Robert H. Graham                  Stuart W. Coco                                Dallas, TX 75240-5042
                                   Vice President
Gerald J. Lewis                                                                 TRANSFER AGENT
                                  Melville B. Cox                               AIM Investment Services, Inc.
Prema Mathai-Davis                 Vice President                               P.O. Box 4739
                                                                                Houston, TX 77210-4739
Lewis F. Pennock                  Karen Dunn Kelley
                                   Vice President                               CUSTODIAN
Ruth H. Quigley                                                                 State Street Bank and Trust Company
                                  Edgar M. Larsen                               225 Franklin Street
Louis S. Sklar                     Vice President                               Boston, MA 02110-2801

Larry Soll, Ph.D.                                                               COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Mark H. Williamson                                                              3000 K N.W., Suite 500
                                                                                Washington, D.C. 20007-5111

                                                                                COUNSEL TO THE TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
                                                                                New York, NY 10022-3852

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173


                           AIM V.I. REAL ESTATE FUND

                                                  AIM V.I. SMALL CAP EQUITY FUND
                                                                   June 30, 2004

                                                               SEMIANNUAL REPORT

                                 AIM V.I. SMALL CAP EQUITY FUND seeks to provide
                                                    long-term growth of capital.

Unless otherwise stated, information presented in this report is as of 6/30/04 and is based on total net assets.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE
CURRENTLY EFFECTIVE FUND PROSPECTUS AND PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
READ EACH CAREFULLY BEFORE YOU INVEST.
===================================================


===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                     AIM V.I. SMALL CAP EQUITY FUND

FUND MAINTAINED FOCUS ON                                                                  YOUR FUND
REASONABLY PRICED GROWTH STOCKS
                                                                                          Our focus continued to be on the
For the six months ended June 30, 2004,     by markets. The Fed's decision                reasonably priced stocks of companies
AIM V.I. Small Cap Equity Fund, Series I    came amid signs that the economy was          which we believe have attractive growth
shares, returned 5.62%, excluding           strengthening and inflation, while still      prospects. To reduce risk and enhance
product issuer charges. (Had the effects    relatively subdued, had risen in recent       potential return, we also generally
of product issuer charges been included,    months.                                       avoided concentrating the fund's assets
the return would have been lower.) The                                                    in one particular sector or industry.
performance of Series II shares and            Gross domestic product, the broadest
indexes is shown in the table below. The    measure of economic activity, expanded           During the reporting period, we made
fund outperformed the S&P 500 Index,        at an annualized rate of 4.5% in the          relatively minor changes to the fund's
which returned 3.44%, but underperformed    first quarter of 2004 and 3.0% during         sector weightings. We reduced the fund's
the Lipper Small-Cap Core Fund Index and    the second quarter. What had been a           exposure to financials because we
the Russell 2000 Index, which returned      "jobless recovery" produced 1.2 million       believed this sector would be adversely
7.76% and 6.76%, respectively, over the     new jobs from January through June,           affected by rising interest rates. While
same period.                                according to the U.S. Department of           the fund benefited from an
                                            Labor. An improved job market likely          underweighting in financials relative to
   Small-cap stocks outperformed            contributed to rising consumer                the Russell 2000 Index, it was adversely
large-cap stocks, helping the fund          confidence, which reached a two-year          affected by stocks such as Luminent
outpace the large-cap oriented S&P 500      high in June, according to the                Mortgage (no longer a fund holding at
Index. We believe the fund                  Conference Board.                             the close of the reporting period) in
underperformed the Lipper Small-Cap Core                                                  this sector. We shifted slightly more
Fund Index because of the portfolio's          Corporate profits showed strength.         assets into information technology
weak-performing technology stocks. The      According to Bloomberg, more than 85% of      stocks, as we believed they could
portfolio's financial holdings lagged       S&P 500 Index firms reporting                 potentially benefit from an improving
those of the Russell 2000 Index,            first-quarter 2004 earnings met or            economy. However, this sector also
contributing to the fund's                  exceeded expectations.                        detracted from performance, although it
underperformance of that benchmark.                                                       showed improvement for the final month
                                               For the reporting period, the              of the reporting period.
MARKET CONDITIONS                           strongest-performing sectors of the S&P
                                            500 Index were energy, industrials and           The sectors that contributed the most
As the reporting period closed, the U.S.    consumer staples while the                    to fund performance were health care,
Federal Reserve (the Fed) voted to raise    weakest-performing sectors were               consumer discretionary and industrials.
the federal funds target rate by            materials, information technology and         Please note that the fund's sector
0.25%--its first rate increase in four      consumer discretionary. Small-cap value       weightings are primarily a by product of
years and a move much anticipated           stocks were the best-performing               our stock-selection process, which is
                                            stock-market category. Small-cap growth       based on an analysis of individual
                                            stocks also performed well, but not as        companies.
                                            well as small-cap value stocks.
                                                                                             Stocks that contributed positively
                                                                                          to fund

===================================================================================================================================
TOP 10 EQUITY HOLDINGS*                     TOP 10 INDUSTRIES*                            FUND VS. INDEXES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Ptek Holdings, Inc.              1.3%    1. Diversified Commercial Services    6.4%   Total returns 12/31/03-6/30/04,
 2. CSG Systems International, Inc.  1.2     2. Real Estate                        5.3    excluding product issuer charges.
 3. CONSOL Energy Inc.               1.2     3. Trucking                           3.3    If product issuer charges were
 4. Landstar System, Inc.            1.2     4. Apparel Retail                     3.3    included, returns would be lower.
 5. Overnite Corp.                   1.2     5. Data Processing & Outsourced
 6. Jarden Corp.                     1.1        Services                           2.8    Series I Shares                     5.62%
 7. Corrections Corp. of America     1.1     6. Health Care Facilities             2.8    Series II Shares                    5.54
 8. PolyMedica Corp.                 1.1     7. Health Care Supplies               2.6    S&P 500 Index (Broad Market Index)  3.44
 9. Tsakos Energy Navigation Ltd.            8. Computer Storage & Peripherals     2.5    Russell 2000 Index (Style-Specific
    (Bermuda)                        1.1     9. Semiconductor Equipment            2.5    Index)                              6.76
10. VCA Antech, Inc.                 1.1    10. Specialty Stores                   2.5    Lipper Small-Cap Core Fund Index
                                                                                          (Peer Group Index)                  7.76

                                                                                          Source: Lipper, Inc.

                                                                                          TOTAL NUMBER OF HOLDINGS*            120
                                                                                          TOTAL NET ASSETS           $15.7 MILLION
===================================================================================================================================

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                                                                                                AIM V.I. SMALL CAP EQUITY FUND

performance were Sierra Health Services,    CUMULATIVE TOTAL RETURNS                      synthetic instruments may include
a diversified health care services          ---------------------------                   counter party risk and sensitivity to
company, and CONSOL Energy, one of the      As of 6/30/04                                 interest rate changes and market price
largest coal mining companies in the                                                      fluctuations. See the prospectus for
United States. Sierra Health displayed      SERIES I SHARES                               more details.
attractive earnings growth as its           Inception (8/29/03)   20.34%
revenue grew faster than health care                                                         The fund may participate in the
costs. For example, the company reported    SERIES II SHARES                              initial public offering (IPO) market in
a 51% increase in earnings for the first    Inception (8/29/03)   20.18%                  some market cycles. Because of the
quarter of 2004 in comparison to the                                                      fund's small asset base, any investment
same quarter for the previous year.         PERFORMANCE INFORMATION                       the fund may make in IPOs may
CONSOL Energy reported a 16.3% increase                                                   significantly affect the fund's total
in revenue for the first quarter of this    The Series I and Series II shares invest      return. As the fund's assets grow, the
year relative to the same period in         in the same portfolio of securities and       impact of IPO investments will decline,
2003. A German utility company, which       will have substantially similar               which may reduce the effect of IPO
owned 80% of CONSOL's stock, sold its       performance, except to the extent that        investments on the fund's total return.
shares, increasing liquidity for U.S.       expenses borne by each class differ.
investors.                                                                                ABOUT INDEXES USED IN THIS REPORT
                                               The performance data quoted represent
   Detracting from fund performance         past performance and cannot guarantee         The unmanaged Standard & Poor's
were Quality Distribution, a trucking       comparable future results; current            Composite Index of 500 Stocks (the S&P
company, and DDi, which produces            performance may be lower or higher.           500--Registered Trademark-- Index) is an
electronic systems for medical              Please see your financial advisor for         index of common stocks frequently used
instruments, military equipment and         the most recent month-end performance.        as a general measure of U.S. stock
computers. Shortly after its initial        Performance figures reflect fund              market performance.
public offering, Quality Distribution       expenses, reinvested distributions and
announced that it had uncovered             changes in net asset value. Investment           The unmanaged Lipper Small-Cap Core
financial irregularities at one of its      return and principal value will               Fund Index represents an average of the
subsidiaries, adversely affecting the       fluctuate so that you may have a gain or      performance of the 30 largest
company's stock price. We sold the          loss when you sell shares.                    small-capitalization core equity funds
stock. DDi's stock declined after one of                                                  tracked by Lipper, Inc., an independent
its competitors reported disappointing         AIM V.I. Small Cap Equity Fund, a          mutual fund performance monitor.
financial results and reduced its           series portfolio of AIM Variable
earnings estimates. The fund continued      Insurance Funds, is offered through              The unmanaged Russell 2000--Registered
to hold DDi because its fundamentals        insurance company separate accounts to        Trademark-- Index represents the
remained sound; in fact, the company        fund variable annuity contracts and           performance of the stocks of
reported a 17% increase in sales for the    variable life insurance policies, and         small-capitalization companies.
first quarter of 2004 compared to that      through certain pension or retirement
same period for the previous year.          plans. Performance figures given                 The fund is not managed to track the
                                            represent the fund and are not intended       performance of any particular index,
IN CLOSING                                  to reflect actual variable product            including the indexes defined here, and
                                            values. They do not reflect sales             consequently, the performance of the
Throughout the reporting period, we         charges, expenses and fees at the             fund may deviate significantly from the
remained committed to the fund's            separate account level. Sales charges,        performance of the indexes.
investment objective of seeking growth      expenses and fees, which are determined
of capital by investing at least 80% of     by the product issuers, will vary and            A direct investment cannot be made
its assets in the securities of             will lower the total return.                  in an index. Unless otherwise indicated,
small-capitalization companies.                                                           index results include reinvested
                                            PRINCIPAL RISKS OF INVESTING IN THE           dividends, and they do not reflect sales
=======================================     FUND                                          charges. Performance of an index of
       PORTFOLIO MANAGEMENT TEAM                                                          funds reflects fund expenses;
             AS OF 6/30/04                  Investing in micro and small companies        performance of a market index does not.
            MICHAEL CHAPMAN                 involves risks not associated with
           PAUL J. RASPLICKA                investing in more established companies,      OTHER INFORMATION
ASSISTED BY THE SMALL/MID CAP CORE TEAM     including business risk, significant
=======================================     stock price fluctuations and                  The returns shown in the Management's
                                            illiquidity.                                  Discussion of Fund Performance are based
                                                                                          on net asset values calculated for
                                               International investing presents           shareholder transactions. Generally
                                            certain risks not associated with             accepted accounting principles require
                                            investing solely in the United States.        adjustments to be made to the net assets
                                            These include risks relating to               of the fund at period end for financial
                                            fluctuations in the value of the U.S.         reporting purposes, and as such, the net
                                            dollar relative to the values of other        asset value for shareholder transactions
                                            currencies, the custody arrangements          and the returns based on those net asset
                                            made for the fund's foreign holdings,         values may differ from the net asset
                                            differences in accounting, political          values and returns reported in the
                                            risks and the lesser degree of public         Financial Highlights. Additionally, the
                                            information required to be provided by        returns and net asset values shown
                                            non-U.S. companies. The fund may invest       throughout this report are at the fund
                                            up to 25% of its assets in the                level only and do not include variable
                                            securities of non-U.S. issuers.               product issuer charges. If such charges
                                                                                          were included, the total returns would
                                               The fund may invest a portion of its       be lower.
                                            assets in synthetic instruments, such as
                                            warrants, futures, options, exchange             Industry classifications used in this
                                            traded funds and American Depository          report are gene-rally according to the
                                            Receipts, the value of which may not          Global Industry Classification Standard,
                                            correlate perfectly with the overall          which was developed by and is the
                                            securities market. Risks associated with      exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.

                                                                                             Bloomberg, Inc. is a well-known
                                                                                          independent financial research firm.

                                                                                             The Conference Board is a
                                                                                          not-for-profit organization that
                                                                                          conducts research and publishes
                                                                                          information and analysis to help
                                                                                          businesses strengthen their performance.

                                                                                             Had the advisor not waived fees
                                                                                          and/or reimbursed expenses, performance
                                                                                          would have been lower.

                                                                                          A description of the policies and
                                                                                          procedures that the Fund uses to
                                                                                          determine how to vote proxies relating
                                                                                          to portfolio securities is available
                                                                                          without charge, upon request, by calling
                                                                                          800-959-4246, or on the AIM Web site,
                                                                                          AIMinvestments.com.

                                                                                                                       VISCE-SAR-1

SCHEDULE OF INVESTMENTS

June 30, 2004
(Unaudited)

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-93.38%

ADVERTISING-2.13%

ADVO, Inc.                                      4,900    $   161,308
--------------------------------------------------------------------
R.H. Donnelley Corp.(a)                         3,950        172,773
====================================================================
                                                             334,081
====================================================================

AIR FREIGHT & LOGISTICS-2.02%

Pacer International, Inc.(a)                    8,000        148,000
--------------------------------------------------------------------
UTI Worldwide, Inc. (United Kingdom)            3,200        168,608
====================================================================
                                                             316,608
====================================================================

AIRLINES-0.82%

AirTran Holdings, Inc.(a)                       9,100        128,674
====================================================================

ALTERNATIVE CARRIERS-1.32%

Ptek Holdings, Inc.(a)                         18,000        207,540
====================================================================

APPAREL RETAIL-3.27%

Aeropostale, Inc.(a)                            4,100        110,331
--------------------------------------------------------------------
Cache, Inc.(a)                                  9,600        129,696
--------------------------------------------------------------------
Charlotte Russe Holding Inc.(a)                 6,300        134,694
--------------------------------------------------------------------
Stage Stores, Inc.(a)                           3,650        137,459
====================================================================
                                                             512,180
====================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.90%

Affiliated Managers Group, Inc.(a)              2,800        141,036
====================================================================

AUTO PARTS & EQUIPMENT-0.52%

LKQ Corp.(a)                                    4,400         81,532
====================================================================

BIOTECHNOLOGY-1.06%

Serologicals Corp.(a)                           8,300        165,917
====================================================================

BROADCASTING & CABLE TV-0.35%

Cumulus Media Inc.-Class A(a)                   3,300         55,473
====================================================================

BUILDING PRODUCTS-1.71%

ElkCorp.                                        4,700        112,518
--------------------------------------------------------------------
York International Corp.                        3,800        156,066
====================================================================
                                                             268,584
====================================================================

CASINOS & GAMING-1.00%

Scientific Games Corp.-Class A(a)               8,200        156,948
====================================================================

COMMUNICATIONS EQUIPMENT-1.70%

InterDigital Communications Corp.(a)            6,400        120,384
--------------------------------------------------------------------
Inter-Tel, Inc.                                 3,200         79,904
--------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                 8,700         66,990
====================================================================
                                                             267,278
====================================================================

--------------------------------------------------------------------
                                                           MARKET
                                               SHARES       VALUE

COMPUTER STORAGE & PERIPHERALS-2.53%

Dot Hill Systems Corp.(a)                       6,000    $    67,260
--------------------------------------------------------------------
Electronics for Imaging, Inc.(a)                5,400        152,604
--------------------------------------------------------------------
Overland Storage, Inc.(a)                       8,000        106,320
--------------------------------------------------------------------
Synaptics Inc.(a)                               3,700         70,855
====================================================================
                                                             397,039
====================================================================

CONSTRUCTION & ENGINEERING-0.83%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                          4,700        130,895
====================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.07%

Wabash National Corp.(a)                        6,100        168,055
====================================================================

CONSUMER FINANCE-1.65%

AmeriCredit Corp.(a)                            4,900         95,697
--------------------------------------------------------------------
First Cash Financial Services, Inc.(a)          3,700         78,736
--------------------------------------------------------------------
Rewards Network Inc.(a)                         9,300         83,700
====================================================================
                                                             258,133
====================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.81%

Alliance Data Systems Corp.(a)                  3,800        160,550
--------------------------------------------------------------------
CSG Systems International, Inc.(a)              9,300        192,510
--------------------------------------------------------------------
Intrado Inc.(a)                                 5,500         88,495
====================================================================
                                                             441,555
====================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.38%

Corinthian Colleges, Inc.(a)                    3,400         84,116
--------------------------------------------------------------------
Corrections Corp. of America(a)                 4,550        179,679
--------------------------------------------------------------------
Integrated Alarm Services Group, Inc.(a)        5,200         28,080
--------------------------------------------------------------------
Intersections Inc.(a)                           3,400         81,566
--------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.(a)              8,500        148,750
--------------------------------------------------------------------
LECG Corp.(a)                                   4,200         72,702
--------------------------------------------------------------------
Navigant Consulting, Inc.(a)                    7,000        150,080
--------------------------------------------------------------------
NCO Group, Inc.(a)                              4,900        130,781
--------------------------------------------------------------------
United Rentals, Inc.(a)                         7,000        125,230
====================================================================
                                                           1,000,984
====================================================================

DIVERSIFIED METALS & MINING-2.11%

Compass Minerals International, Inc.            7,200        139,536
--------------------------------------------------------------------
CONSOL Energy Inc.                              5,300        190,800
====================================================================
                                                             330,336
====================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.71%

Aeroflex Inc.(a)                               10,200        146,166
--------------------------------------------------------------------
Varian Inc.(a)                                  2,900        122,235
====================================================================
                                                             268,401
====================================================================

                         AIM V.I. SMALL CAP EQUITY FUND

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

ELECTRONIC MANUFACTURING SERVICES-1.51%

Cherokee International Corp.(a)                 4,000    $    45,640
--------------------------------------------------------------------
DDi Corp.(a)                                    9,800         80,654
--------------------------------------------------------------------
Xyratex Ltd. (Bermuda)(a)                       8,600        110,080
====================================================================
                                                             236,374
====================================================================

ENVIRONMENTAL SERVICES-0.75%

Casella Waste Systems, Inc.-Class A(a)          9,000        118,350
====================================================================

GENERAL MERCHANDISE STORES-0.96%

Fred's, Inc.                                    6,800        150,212
====================================================================

HEALTH CARE EQUIPMENT-0.94%

VISX, Inc.(a)                                   5,500        146,960
====================================================================

HEALTH CARE FACILITIES-2.80%

Select Medical Corp.                            7,100         95,282
--------------------------------------------------------------------
United Surgical Partners International,
  Inc.(a)                                       4,300        169,721
--------------------------------------------------------------------
VCA Antech, Inc.(a)                             3,900        174,798
====================================================================
                                                             439,801
====================================================================

HEALTH CARE SERVICES-1.55%

Apria Healthcare Group Inc.(a)                  4,700        134,890
--------------------------------------------------------------------
HealthExtras, Inc.(a)                           6,500        107,705
====================================================================
                                                             242,595
====================================================================

HEALTH CARE SUPPLIES-2.58%

Align Technology, Inc.(a)                       3,900         74,100
--------------------------------------------------------------------
DJ Orthopedics Inc.(a)                          6,700        154,100
--------------------------------------------------------------------
PolyMedica Corp.                                5,700        176,928
====================================================================
                                                             405,128
====================================================================

HOME ENTERTAINMENT SOFTWARE-0.91%

PLATO Learning, Inc.(a)                        14,400        142,704
====================================================================

HOME FURNISHINGS-0.83%

Tempur-Pedic International Inc.(a)              9,300        130,293
====================================================================

HOTELS, RESORTS & CRUISE LINES-0.94%

Kerzner International Ltd. (Bahamas)(a)         3,100        147,436
====================================================================

HOUSEHOLD PRODUCTS-0.64%

Rayovac Corp.(a)                                3,550         99,755
====================================================================

HOUSEWARES & SPECIALTIES-2.17%

Jarden Corp.(a)                                 5,000        179,950
--------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                5,500        160,875
====================================================================
                                                             340,825
====================================================================

INDUSTRIAL GASES-0.78%

Airgas, Inc.                                    5,100        121,941
====================================================================

INDUSTRIAL MACHINERY-0.86%

Kennametal Inc.                                 2,950        135,110
====================================================================

INSURANCE BROKERS-1.28%

Hilb Rogal & Hobbs Co.                          2,400         85,632
--------------------------------------------------------------------
U.S.I. Holdings Corp.(a)                        7,300        115,340
====================================================================
                                                             200,972
====================================================================

--------------------------------------------------------------------
                                                           MARKET
                                               SHARES       VALUE

INTEGRATED OIL & GAS-0.15%

Atlas America, Inc.(a)                          1,200    $    24,012
====================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.63%

Primus Telecommunications Group, Inc.(a)       19,300         98,044
====================================================================

INTERNET SOFTWARE & SERVICES-1.03%

United Online, Inc.(a)                          9,200        162,012
====================================================================

INVESTMENT BANKING & BROKERAGE-0.68%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $20,000)(a)(b)(c)(d)             200         20,000
--------------------------------------------------------------------
Piper Jaffray Cos., Inc.(a)                     1,900         85,937
====================================================================
                                                             105,937
====================================================================

LEISURE PRODUCTS-0.87%

Steinway Musical Instruments, Inc.(a)           3,900        136,851
====================================================================

LIFE & HEALTH INSURANCE-0.96%

American Medical Security Group, Inc.(a)        5,500        149,875
====================================================================

MANAGED HEALTH CARE-0.48%

Sierra Health Services, Inc.(a)                 1,700         75,990
====================================================================

MOVIES & ENTERTAINMENT-0.55%

Navarre Corp.(a)                                6,000         86,340
====================================================================

MULTI-LINE INSURANCE-0.97%

Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 11/21/03-04/23/04; Cost
  $121,949)(a)(b)(c)                           10,300        110,622
--------------------------------------------------------------------
Quanta Capital Holdings Ltd.-Private Shares
  (Bermuda)(a)                                  3,900         41,886
====================================================================
                                                             152,508
====================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.58%

Energen Corp.                                   1,900         91,181
====================================================================

OFFICE SERVICES & SUPPLIES-0.62%

Danka Business Systems PLC-ADR (United
  Kingdom)(a)                                  21,500         97,180
====================================================================

OIL & GAS EQUIPMENT & SERVICES-1.18%

FMC Technologies, Inc.(a)                       3,700        106,560
--------------------------------------------------------------------
Key Energy Services, Inc.(a)                    8,250         77,880
====================================================================
                                                             184,440
====================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.28%

Comstock Resources, Inc.(a)                     4,300         83,678
--------------------------------------------------------------------
Southwestern Energy Co.(a)                      4,100        117,547
====================================================================
                                                             201,225
====================================================================

OIL & GAS REFINING, MARKETING & TRANSPORTATION-1.63%

Golar LNG Ltd. (Bermuda)(a)                     5,160         79,681
--------------------------------------------------------------------
Tsakos Energy Navigation Ltd. (Bermuda)         5,200        176,592
====================================================================
                                                             256,273
====================================================================

                         AIM V.I. SMALL CAP EQUITY FUND

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

PACKAGED FOODS & MEATS-0.80%

Flowers Foods, Inc.                             4,800    $   125,520
====================================================================

PERSONAL PRODUCTS-1.01%

NBTY, Inc.(a)                                   5,400        158,706
====================================================================

PHARMACEUTICALS-0.92%

Axcan Pharma Inc. (Canada)(a)                   6,800        143,480
====================================================================

PROPERTY & CASUALTY INSURANCE-2.02%

Bristol West Holdings Inc.                      6,400        116,416
--------------------------------------------------------------------
Direct General Corp.                            3,500        112,910
--------------------------------------------------------------------
ProCentury Corp.(a)                             9,000         87,570
====================================================================
                                                             316,896
====================================================================

PUBLISHING-0.82%

Journal Communications, Inc.-Class A            6,800        128,044
====================================================================

REAL ESTATE-5.28%

Ashford Hospitality Trust                       3,800         31,730
--------------------------------------------------------------------
Capital Lease Funding, Inc.(a)                 14,700        152,880
--------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-05/07/04; Cost $160,225)(b)(c)(d)    8,900        140,175
--------------------------------------------------------------------
Highland Hospitality Corp.                      6,900         69,345
--------------------------------------------------------------------
JER Investors Trust Inc. (Acquired 05/27/04;
  Cost $141,000)(a)(b)(c)(d)                    9,400        141,000
--------------------------------------------------------------------
Medical Properties Trust, Inc. (Acquired
  03/31/04-06/21/04; Cost $149,339)(c)(d)      14,800        148,000
--------------------------------------------------------------------
New York Mortgage Trust, Inc.(a)               16,300        144,418
====================================================================
                                                             827,548
====================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.77%

Jones Lang LaSalle Inc.(a)                      4,450        120,595
====================================================================

SEMICONDUCTOR EQUIPMENT-2.53%

Axcelis Technologies, Inc.(a)                  11,400        141,816
--------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                 3,100         94,891
--------------------------------------------------------------------
FormFactor Inc.(a)                              7,100        159,395
====================================================================
                                                             396,102
====================================================================

SPECIALIZED FINANCE-0.54%

eSPEED, Inc.-Class A(a)                         4,800         84,720
====================================================================

--------------------------------------------------------------------
                                                           MARKET
                                               SHARES       VALUE

SPECIALTY CHEMICALS-1.94%

Great Lakes Chemical Corp.                      5,800    $   156,948
--------------------------------------------------------------------
Minerals Technologies Inc.                      2,550        147,900
====================================================================
                                                             304,848
====================================================================

SPECIALTY STORES-2.47%

Pep Boys (The)-Manny, Moe & Jack                6,100        154,635
--------------------------------------------------------------------
Select Comfort Corp.(a)                         4,600        130,640
--------------------------------------------------------------------
West Marine, Inc.(a)                            3,800        102,030
====================================================================
                                                             387,305
====================================================================

STEEL-1.09%

GrafTech International Ltd.(a)                 16,400        171,544
====================================================================

TECHNOLOGY DISTRIBUTORS-1.90%

Global Imaging Systems, Inc.(a)                 4,500        164,970
--------------------------------------------------------------------
ScanSource, Inc.(a)                             2,250        133,695
====================================================================
                                                             298,665
====================================================================

THRIFTS & MORTGAGE FINANCE-0.98%

Franklin Bank Corp.(a)                          4,100         64,862
--------------------------------------------------------------------
Saxon Capital, Inc.(a)                          3,900         89,037
====================================================================
                                                             153,899
====================================================================

TRUCKING-3.31%

Dollar Thrifty Automotive Group, Inc.(a)        5,450        149,548
--------------------------------------------------------------------
Landstar System, Inc.(a)                        3,550        187,689
--------------------------------------------------------------------
Overnite Corp.                                  6,200        182,280
====================================================================
                                                             519,517
====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $13,771,812)                        14,648,962
====================================================================

MONEY MARKET FUNDS-6.86%

Liquid Assets Portfolio-Institutional
  Class(e)                                     538,345       538,345
--------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    538,345       538,345
====================================================================
    Total Money Market Funds (Cost
      $1,076,690)                                          1,076,690
====================================================================
TOTAL INVESTMENTS-100.24% (Cost $14,848,502)              15,725,652
====================================================================
OTHER ASSETS LESS LIABILITIES-(0.24%)                        (36,695)
====================================================================
NET ASSETS-100.00%                                       $15,688,957
____________________________________________________________________
====================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at June 30, 2004 was $411,797, which respresented 2.62% of the Fund's total investments. See Note 1A.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2004 was $559,797, which represented 3.57% of the Fund's net assets. Unless otherwise stated, these securities are not considered illiquid.
(d) Security considered to be illiquid. The aggregate market value of the securities considered illiquid at June 30, 2004, was $449,175 which represented 2.86% of the Fund's net assets.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004
(Unaudited)

ASSETS:

Investments, at market value (cost $13,771,812)  $14,648,962
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,076,690)                                1,076,690
============================================================
    Total investments (cost $14,848,502)          15,725,652
============================================================
Receivables for:
  Investments sold                                    73,422
------------------------------------------------------------
  Fund shares sold                                   108,012
------------------------------------------------------------
  Dividends                                            2,764
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                     1,675
============================================================
    Total assets                                  15,911,525
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              132,128
------------------------------------------------------------
  Fund shares reacquired                              33,004
------------------------------------------------------------
  Deferred compensation and retirement plans           1,675
------------------------------------------------------------
Accrued administrative services fees                   6,328
------------------------------------------------------------
Accrued distribution fees -- Series II                    97
------------------------------------------------------------
Accrued transfer agent fees                              165
------------------------------------------------------------
Accrued operating expenses                            49,171
============================================================
    Total liabilities                                222,568
============================================================
Net assets applicable to shares outstanding      $15,688,957
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $15,097,029
------------------------------------------------------------
Undistributed net investment income (loss)           (32,947)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  futures contracts                                 (252,275)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                  877,150
============================================================
                                                 $15,688,957
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $15,088,031
____________________________________________________________
============================================================
Series II                                        $   600,926
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           1,255,385
____________________________________________________________
============================================================
Series II                                             50,038
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $     12.02
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $     12.01
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2004
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $75)  $  26,484
------------------------------------------------------------
Dividends from affiliated money market funds             144
------------------------------------------------------------
Interest                                               5,955
============================================================
    Total investment income                           32,583
============================================================

EXPENSES:

Advisory fees                                         42,335
------------------------------------------------------------
Administrative services fees                          34,688
------------------------------------------------------------
Custodian fees                                        16,947
------------------------------------------------------------
Distribution fees -- Series II                           734
------------------------------------------------------------
Transfer agent fees                                    1,085
------------------------------------------------------------
Trustees' fees                                         4,765
------------------------------------------------------------
Reports to shareholders fees                           7,511
------------------------------------------------------------
Professional fees                                      9,228
------------------------------------------------------------
Other                                                    404
============================================================
    Total expenses                                   117,697
============================================================
Less: Fees waived and expenses reimbursed            (52,509)
============================================================
    Net expenses                                      65,188
============================================================
Net investment income (loss)                         (32,605)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                             (321,401)
------------------------------------------------------------
  Foreign currencies                                     219
------------------------------------------------------------
  Futures contracts                                   72,274
============================================================
                                                    (248,908)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                              684,349
------------------------------------------------------------
  Foreign currencies                                     (10)
============================================================
                                                     684,339
============================================================
Net gain from investment securities, foreign
  currencies and futures contracts                   435,431
============================================================
Net increase in net assets resulting from
  operations                                       $ 402,826
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2004 and for the period August 29, 2003 (date operations commenced) to December 31, 2003
(Unaudited)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2004            2003
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (32,605)    $   (2,280)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                     (248,908)        (2,185)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             684,339        192,811
=========================================================================================
    Net increase in net assets resulting from operations          402,826        188,346
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                             --           (767)
-----------------------------------------------------------------------------------------
  Series II                                                            --            (45)
=========================================================================================
    Total distributions from net investment income                     --           (812)
=========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                             --           (865)
-----------------------------------------------------------------------------------------
  Series II                                                            --           (355)
=========================================================================================
    Total distributions from net realized gains                        --         (1,220)
=========================================================================================
    Decrease in net assets resulting from distributions                --         (2,032)
=========================================================================================
Share transactions-net:
  Series I                                                     12,485,839      2,113,568
-----------------------------------------------------------------------------------------
  Series II                                                            --        500,410
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                              12,485,839      2,613,978
=========================================================================================
    Net increase in net assets                                 12,888,665      2,800,292
=========================================================================================

NET ASSETS:

  Beginning of period                                           2,800,292             --
=========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(32,947) and $(342) for 2004 and 2003,
    respectively)                                             $15,688,957     $2,800,292
_________________________________________________________________________________________
=========================================================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may

                         AIM V.I. SMALL CAP EQUITY FUND
     be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of each Series to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or items designated as such by the Fund's board of trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vii) expenses that the Fund has incurred but did not
                         AIM V.I. SMALL CAP EQUITY FUND
actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. This expense limitation agreement is in effect through December 31, 2004. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the six months ended June 30, 2004, AIM waived fees of $42,335 and reimbursed expenses of $9,880.

    Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. For the six months ended June 30, 2004, the Fund paid AIM $34,688 for such services, of which AIM retained $24,863 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2004, AISI retained $1,018 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through
(vii) discussed above) of Series II shares to 1.45%. Pursuant to the Plan, for the six months ended June 30, 2004, the Series II shares paid $440 after AIM Distributors waived Plan fees of $294.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended June 30, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                          UNREALIZED
                          MARKET VALUE     PURCHASES       PROCEEDS      APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                        12/31/03        AT COST       FROM SALES    (DEPRECIATION)      06/30/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
 Portfolio-Institutional
  Class                     $    --        $  572,726      $(34,381)       $    --         $  538,345       $ 72        $    --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
 Portfolio-Institutional
  Class                          --           572,726       (34,381)            --            538,345         72             --
=================================================================================================================================
  Total                     $    --        $1,145,452      $(68,762)       $    --         $1,076,690       $144        $    --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2004, the Fund paid legal fees of $1,017 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

                         AIM V.I. SMALL CAP EQUITY FUND

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2004 was $19,534,166 and $7,804,240, respectively.

                UNREALIZED APPRECIATION (DEPRECIATION) OF
                   INVESTMENT SECURITIES ON A TAX BASIS
--------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $1,273,110
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (396,049)
==========================================================================
Net unrealized appreciation of investment securities            $  877,061
__________________________________________________________________________
==========================================================================
Cost of investments for tax purposes is $14,848,591.


NOTE 8--SHARE INFORMATION

                                          CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------
                                                                                              AUGUST 29, 2003
                                                                                             (DATE OPERATIONS
                                                                  SIX MONTHS ENDED             COMMENCED) TO
                                                                   JUNE 30, 2004             DECEMBER 31, 2003
                                                              ------------------------    -----------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    1,488,638    $17,535,653     199,409     $2,150,468
-----------------------------------------------------------------------------------------------------------------
  Series II                                                          --             --      50,001        500,010
=================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                           --             --         148          1,633
-----------------------------------------------------------------------------------------------------------------
  Series II                                                          --             --          37            400
=================================================================================================================
Reacquired:
  Series I                                                     (429,311)    (5,049,814)     (3,499)       (38,533)
=================================================================================================================
                                                              1,059,327    $12,485,839     246,096     $2,613,978
_________________________________________________________________________________________________________________
=================================================================================================================

                         AIM V.I. SMALL CAP EQUITY FUND

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                         SERIES I
                                                              ------------------------------
                                                                            AUGUST 29, 2003
                                                              SIX MONTHS    (DATE OPERATIONS
                                                                ENDED        COMMENCED) TO
                                                               JUNE 30,       DECEMBER 31,
                                                                 2004             2003
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.38           $10.00
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)        (0.01)
--------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.68             1.41
============================================================================================
    Total from investment operations                              0.64             1.40
============================================================================================
Less distributions:
  Dividends from net investment income                              --            (0.01)
--------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --            (0.01)
============================================================================================
    Total distributions                                             --            (0.02)
============================================================================================
Net asset value, end of period                                 $ 12.02           $11.38
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   5.62%           13.94%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $15,088           $2,231
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     1.30%(c)         1.32%(d)
--------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  2.35%(c)        12.86%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets      (0.65)%(c)       (0.44)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                          83%              26%
____________________________________________________________________________________________
============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $9,425,875.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                         AIM V.I. SMALL CAP EQUITY FUND

                                                                          SERIES II
                                                              ---------------------------------
                                                                               AUGUST 29, 2003
                                                              SIX MONTHS       (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                               JUNE 30,          DECEMBER 31,
                                                                 2004                2003
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.38              $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)           (0.02)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.68                1.41
===============================================================================================
    Total from investment operations                              0.63                1.39
===============================================================================================
Less distributions:
  Dividends from net investment income                              --               (0.00)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               (0.01)
===============================================================================================
    Total distributions                                             --               (0.01)
===============================================================================================
Net asset value, end of period                                  $12.01              $11.38
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   5.54%              13.88%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  601              $  569
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     1.45%(c)            1.47%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  2.60%(c)           13.11%(d)
===============================================================================================
Ratio of net investment income (loss) to average net assets      (0.80)%(c)          (0.59)%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                          83%                 26%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)  Ratios are annualized and based on average daily net assets of $590,089.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to
Section 529 college savings plans.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to the INVESCO Funds, is the subject of three regulatory actions concerning market timing activity in the INVESCO Funds. In addition, IFG and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, are the subject of a number of regulatory inquiries and civil lawsuits, as described more fully below. Both IFG and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"). Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by IFG, AIM and/or related entities and individuals in the future.

  As a result of the regulatory actions and inquiries and civil lawsuits discussed below, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Regulatory Actions Pending Against IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his former capacity as the chief executive officer of IFG. Mr. Cunningham also formerly held the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. ("AIM Management"), the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor

                         AIM V.I. SMALL CAP EQUITY FUND
any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings. There can be no assurance that the SEC, NYAG or State of Colorado will not file additional charges against IFG or Mr. Cunningham or civil proceedings against other current or former officers or employees of IFG.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

Response of AMVESCAP

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. AMVESCAP has retained outside counsel to represent its subsidiaries in connection with the market timing regulatory inquiries and certain other matters. As part of this representation, this outside counsel has been conducting a review of IFG's and AIM's conduct with respect to market timing and related matters. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  At the direction of the trustees of the AIM and INVESCO Funds, AMVESCAP has agreed to pay all of the expenses incurred by the AIM and INVESCO Funds related to the market timing investigations, including expenses incurred in connection with the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, including but not limited to A I M Capital Management, Inc. ("AIM Capital"), AIM Funds Management Inc., INVESCO Institutional (N.A.), Inc. ("IINA"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Senior Secured Management, Inc., from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940, including the Fund. The Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

Regulatory Inquiries Concerning IFG

  IFG, certain related entities, certain of their current and former officers and/or certain of the INVESCO Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more INVESCO Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the Securities and Exchange Commission ("SEC"), the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission, the Colorado Securities Division and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more INVESCO Funds. IFG is providing full cooperation with respect to these inquiries.

Regulatory Inquiries Concerning AIM

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies and issues related to Section 529 college savings plans. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the NYAG, the Commissioner of Securities for the State of Georgia, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

                         AIM V.I. SMALL CAP EQUITY FUND

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities and/or certain of their current and former officers) making allegations substantially similar to the allegations in the three regulatory actions concerning market timing activity in the INVESCO Funds that have been filed by the SEC, the NYAG and the State of Colorado against these parties. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and/or
(iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions pending in Federal court that allege market timing and/or late trading be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. All such cases against IFG and the other AMVESCAP defendants filed to date have been conditionally or finally transferred to the District of Maryland in accordance with the Panel's directive. In addition, the proceedings initiated in state court have been removed by IFG to Federal court and transferred to the District of Maryland. The plaintiff in one such action continues to seek remand to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG and/or AIM) alleging that certain AIM and INVESCO Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, IINA, A I M Distributors, Inc. ("AIM Distributors") and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Distribution Fees Charged to Closed
Funds

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in both Federal and state courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM and INVESCO Funds) alleging that the defendants improperly used the assets of the AIM and INVESCO Funds to pay brokers to aggressively push the AIM and INVESCO Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the matters described above may have on AIM or the Fund.

                         AIM V.I. SMALL CAP EQUITY FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Small Cap Equity Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                     WITHHOLDING
      TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  485,251,764      20,583,220
      Frank S. Bayley.............................................  485,193,740      20,641,244
      James T. Bunch..............................................  485,846,832      19,958,152
      Bruce L. Crockett...........................................  485,356,560      20,478,424
      Albert R. Dowden............................................  485,381,238      20,453,746
      Edward K. Dunn, Jr. ........................................  484,642,618      21,192,366
      Jack M. Fields..............................................  485,417,523      20,417,461
      Carl Frischling.............................................  484,781,819      21,053,165
      Robert H. Graham............................................  485,247,575      20,587,409
      Gerald J. Lewis.............................................  484,388,317      21,446,667
      Prema Mathai-Davis..........................................  484,212,736      21,622,248
      Lewis F. Pennock............................................  485,257,174      20,577,810
      Ruth H. Quigley.............................................  483,391,857      22,443,127
      Louis S. Sklar..............................................  484,592,297      21,242,687
      Larry Soll, Ph.D. ..........................................  484,654,198      21,180,786
      Mark H. Williamson..........................................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                         AIM V.I. SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
                                  Chairman and President                        Suite 100
Frank S. Bayley                                                                 Houston, TX 77046-1173
                                  Mark H. Williamson
James T. Bunch                    Executive Vice President                      INVESTMENT ADVISOR
                                                                                A I M Advisors, Inc.
Bruce L. Crockett                 Kevin M. Carome                               11 Greenway Plaza
                                  Senior Vice President, Secretary              Suite 100
Albert R. Dowden                  and Chief Legal Officer                       Houston, TX 77046-1173

Edward K. Dunn, Jr.               Sidney M. Dilgren                             TRANSFER AGENT
                                  Vice President and Treasurer                  AIM Investment Services, Inc.
Jack M. Fields                                                                  P.O. Box 4739
                                  Robert G. Alley                               Houston, TX 77210-4739
Carl Frischling                   Vice President
                                                                                CUSTODIAN
Robert H. Graham                  Stuart W. Coco                                State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
Gerald J. Lewis                                                                 Boston, MA 02110-2801
                                  Melville B. Cox
Prema Mathai-Davis                Vice President                                COUNSEL TO THE FUNDS
                                                                                Foley & Lardner LLP
Lewis F. Pennock                  Karen Dunn Kelley                             3000 K N.W., Suite 500
                                  Vice President                                Washington, D.C. 20007-5111
Ruth H. Quigley
                                  Edgar M. Larsen                               COUNSEL TO THE TRUSTEES
Louis S. Sklar                    Vice President                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                919 Third Avenue
Larry Soll, Ph.D.                                                               New York, NY 10022-3852

Mark H. Williamson                                                              DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

                         AIM V.I. SMALL CAP EQUITY FUND

ITEM 2.  CODE OF ETHICS.

            Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

            Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

            Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
         INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

            Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            The Registrant adopted Shareholder Communication Procedures (the "Procedures") on December 10, 2003, which Procedures were amended effective June 9, 2004. The Procedures set forth the process by which shareholders of the Registrant may send communications to the Board. As originally drafted, the Procedures covered recommendations of nominees sent by shareholders to the Board or to an individual trustee. However, the amended Procedures adopted effective June 9, 2004 do not cover such shareholder communications. Therefore, the adoption of amended Procedures could be viewed as a material change to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 10. CONTROLS AND PROCEDURES.

 (a) As of June 18, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of June 18, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

 (b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

 11(a)(1)   Not applicable.

 11(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

 11(a)(3)   Not applicable.

 11(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Variable Insurance Funds

By:   /s/ ROBERT H. GRAHAM
      ----------------------------------
      Robert H. Graham
      Principal Executive Officer

Date: August 17, 2004


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ ROBERT H. GRAHAM
      ----------------------------------
      Robert H. Graham
      Principal Executive Officer

Date: August 17, 2004


By:   /s/ SIDNEY M. DILGREN
      ----------------------------------
      Sidney M. Dilgren
      Principal Financial Officer

Date: August 17, 2004

                                  EXHIBIT INDEX

 11(a)(1)   Not applicable.

 11(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

 11(a)(3)   Not applicable.

 11(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                                                EXHIBIT 11(a)(2)


I, Robert H. Graham, Principal Executive Officer, certify that:

1. I have reviewed this report on Form N-CSR of AIM Variable Insurance Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

      (a) Designed such controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidating subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filling date of this report based on such evaluation; and

      (c) Disclosed in this report any change in this registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing equivalent functions):

      (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 17, 2004                           /s/ ROBERT H. GRAHAM
                                             ---------------------------
                                                  Robert H. Graham,
                                             Principal Executive Officer

I, Sidney M. Dilgren, Principal Financial Officer, certify that:

1. I have reviewed this report on Form N-CSR of AIM Variable Insurance Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

      (a) Designed such controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidating subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filling date of this report based on such evaluation; and

      (c) Disclosed in this report any change in this registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing equivalent functions):

      (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 17, 2004                     /s/ SIDNEY M. DILGREN
                                        ---------------------------
                                            Sidney M. Dilgren,
                                        Principal Financial Officer

                                                                   EXHIBIT 11(b)


CERTIFICATION OF SHAREHOLDER REPORT

      In connection with the Certified Shareholder Report of AIM Variable Insurance Funds (the "Company") on Form N-CSR for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Robert
H. Graham, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 17, 2004                      /s/ Robert H. Graham
                                          ---------------------------
                                               Robert H. Graham,
                                          Principal Executive Officer

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF SHAREHOLDER REPORT

      In connection with the Certified Shareholder Report of AIM Variable Insurance Funds (the "Company") on Form N-CSR for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Sidney
M. Dilgren, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 17, 2004                      /s/ Sidney M. Dilgren
                                          ---------------------------
                                              Sidney M. Dilgren,
                                          Principal Financial Officer

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.